Exhibit 4.3

Execution Version

SALE AND SERVICING

AGREEMENT

among

GM FINANCIAL CONSUMER AUTOMOBILE RECEIVABLES TRUST 2025-2,

Issuer,

AFS SENSUB CORP.,

Seller,

AMERICREDIT FINANCIAL SERVICES, INC.

D/B/A GM FINANCIAL,

Servicer,

and

THE BANK OF NEW YORK MELLON,

Trust Collateral Agent

Dated as of May 14, 2025

i

ii

iii

SALE AND SERVICING AGREEMENT, dated as of May 14, 2025, among GM FINANCIAL CONSUMER AUTOMOBILE RECEIVABLES TRUST 2025-2, a Delaware statutory trust (the “Issuer”), AFS SENSUB CORP., a Nevada corporation (the “Seller”), AMERICREDIT FINANCIAL SERVICES, INC. D/B/A GM FINANCIAL, a Delaware corporation (the “Servicer”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, in its capacity as Trust Collateral Agent.

WHEREAS, the Issuer desires to purchase a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts made by GM Financial or an Originating Affiliate or acquired by GM Financial or an Originating Affiliate through motor vehicle dealers;

WHEREAS, the Seller has purchased such receivables from GM Financial and is willing to sell such receivables to the Issuer;

WHEREAS, the Servicer is willing to service all such receivables;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.1.  Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“Adjusted Pool Balance” means, (i) for any Distribution Date, the Pool Balance as of the end of the previous Collection Period (and, for the first Distribution Date, as of the Cutoff Date) less the Yield Supplement Overcollateralization Amount with respect to such Distribution Date and (ii) with regard to the Cutoff Date, the Pool Balance as of the Cutoff Date less the Yield Supplement Overcollateralization Amount as of the Cutoff Date.

“Accountants’ Report” means the report of a firm of nationally recognized Independent Accountants described in Section 4.11.

“Accounting Date” means, with respect to any Collection Period the last day of such Collection Period.

“ADR Organization” means The American Arbitration Association or, if The American Arbitration Association no longer exists or if its ADR Rules would no longer permit mediation or arbitration, as applicable, of the dispute, another nationally recognized mediation or arbitration organization selected by GM Financial.

“ADR Rules” means the relevant rules of the ADR Organization for mediation (including non-binding arbitration) or binding arbitration, as applicable, of commercial disputes in effect at the time of the mediation or arbitration.

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Principal Balance” means, with respect to any date of determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable that became a Liquidated Receivable prior to the end of the related Collection Period and (ii) any Receivable that became a Purchased Receivable prior to the end of the related Collection Period) as of the date of determination.

“Agreement” means this Sale and Servicing Agreement, as the same may be amended and supplemented from time to time.

“Amount Financed” means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service contracts, car club and warranty contracts, other items customarily financed as part of motor vehicle retail installment sale contracts or promissory notes, and related costs.

“Annual Percentage Rate” or “APR” of a Receivable means the annual percentage rate of finance charges or service charges, as stated in the related Contract.

“Asset Representations Review Agreement” means the Asset Representations Review Agreement, dated as of May 14, 2025, by and among the Issuer, the Servicer and the Asset Representations Reviewer.

“Asset Representations Reviewer” means Clayton Fixed Income Services LLC, a Delaware limited liability company.

“Asset Review” means, for any Asset Review Notice, the performance by the Asset Representations Reviewer of each Asset Test stated in Schedule A to the Asset Representations Review Agreement for each Asset Review Receivable.

“Asset Review Notice” means the notice from the Trustee to the Asset Representations Reviewer and the Servicer directing the Asset Representations Reviewer to perform an Asset Review under Section 3.4 of the Asset Representations Review Agreement.

“Asset Review Receivable” means, for any Asset Review, each Receivable that is not a Liquidated Receivable and with respect to which the related Obligor failed to make at least 90% of the related Scheduled Receivables Payment by the date on which it was due and, as of the last day of the Collection Period prior to the date the related Asset Review Notice was delivered, remained unpaid for sixty (60) days or more from the original payment due date.

“Asset Test” means, for an Asset Review, each Test, as defined in the Asset Representations Review Agreement, in Schedule A to the Asset Representations Review

Agreement to be performed by the Asset Representations Reviewer on the related Asset Review Receivables.

“Available Funds” means, with respect to any Distribution Date, the sum of (without duplication) (i) the Collected Funds for the related Collection Period, plus (ii) all Purchase Amounts deposited in the Trust Accounts during the related Collection Period, plus (iii) Investment Earnings with respect to the Trust Accounts for the related Collection Period, plus (iv) following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.3 of the Indenture since the preceding Distribution Date by the Trust Collateral Agent for distribution pursuant to Section 5.6 and Section 5.8 of the Indenture, plus (v) the proceeds of any purchase or sale of the assets of the Trust described in Section 10.1 plus (vi) amounts, if any, released from the Reserve Account pursuant to Section 5.8(c) on such Distribution Date.

“Base Servicing Fee” means, with respect to any Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to the product of (i) the Servicing Fee Rate times (ii) the Aggregate Principal Balance of the Receivables as of the opening of business on the first day of such Collection Period (or, in the case of the first Distribution Date, as of the opening of business on March 11, 2025) times (iii) one-twelfth (or, in the case of the first Distribution Date, a fraction equal to (x) the number of days from and including March 11, 2025 through and including May 31, 2025, divided by (y) 360).

“Basic Documents” means this Agreement, the Certificate of Trust, the Trust Agreement, the Purchase Agreement, the Indenture, the Asset Representations Review Agreement, the Underwriting Agreement and other documents and certificates delivered in connection therewith.

“Business Day” means any day other than a Saturday, a Sunday, a legal holiday or other day on which commercial banking institutions located in Wilmington, Delaware, Fort Worth, Texas, or New York, New York or any other location of any successor Servicer, successor Owner Trustee or successor Trust Collateral Agent are authorized or obligated by law, executive order or governmental decree to be closed.

“Certificate” means the trust certificate evidencing the beneficial interest of the Certificateholder in the Trust.

“Certificate Distribution Account” has the meaning assigned to such term in the Trust Agreement.

“Certificateholder” means the Person in whose name the Certificate is registered.

“Class” means the Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and/or the Class C Notes, as the context requires.

“Class A Notes” means the Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes and the Class A-4 Notes.

“Class A-1 Notes” has the meaning assigned to such term in the Indenture.

“Class A-2 Notes” has the meaning assigned to such term in the Indenture.

“Class A-2-A Notes” has the meaning assigned to such term in the Indenture.

“Class A-2-B Notes” has the meaning assigned to such term in the Indenture.

“Class A-3 Notes” has the meaning assigned to such term in the Indenture.

“Class A-4 Notes” has the meaning assigned to such term in the Indenture.

“Class B Notes” has the meaning assigned to such term in the Indenture.

“Class C Notes” has the meaning assigned to such term in the Indenture.

“Closing Date” means May 14, 2025.

“Collateral Insurance” shall have the meaning set forth in Section 4.4(a).

“Collected Funds” means, with respect to any Collection Period, the amount of funds in the Collection Account representing collections on the Receivables during such Collection Period, including all Net Liquidation Proceeds collected during such Collection Period (but excluding any Purchase Amounts).

“Collection Account” means the account designated as such, established and maintained pursuant to Section 5.1(a)(i).

“Collection Period” means, with respect to the first Distribution Date, the period beginning as of the close of business on March 10, 2025 and ending as of the close of business on May 31, 2025. With respect to each subsequent Distribution Date, “Collection Period” means the period beginning as of the close of business on the last day of the second preceding calendar month and ending as of the close of business on the last day of the immediately preceding calendar month. Any amount stated “as of the close of business” shall give effect to the following calculations as determined as of the end of the day on such day: (i) all applications of collections and (ii) all distributions.

“Collection Records” means all manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Receivables.

“Commission” means the Securities and Exchange Commission.

“Contract” means a motor vehicle retail installment sale contract or promissory note.

“Controlling Class” means, (i) the Class A Notes so long as any class of the Class A Notes are Outstanding, (ii) if no class of Class A Notes is Outstanding, the Class B Notes, or (iii) if no Class A Notes or Class B Notes are Outstanding, the Class C Notes.

“Controlling Party” means the Trust Collateral Agent, for the benefit of the Noteholders.

“Corporate Trust Office” means (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee, which at the time of execution of this agreement is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration and (ii) with respect to the Trustee and the Trust Collateral Agent (a) solely with respect to the transfer, surrender, exchange or presentation for final payment of the Notes, 500 Ross Street, Suite 625, Pittsburgh, Pennsylvania 15262, Attention: Transfer Unit – GMCAR 2025-2 and (b) for all other purposes, the principal office thereof at which at any particular time its corporate trust business shall be administered, which at the time of execution of this agreement is 240 Greenwich Street, New York, New York 10286, Attention: Corporate Trust Administration- GMCAR 2025-2.

“Cram Down Loss” means, with respect to a Receivable that has not become a Liquidated Receivable, if the Servicer expects the Principal Balance or effective rate of interest on the Contract to be reduced by a court of appropriate jurisdiction in a proceeding related to an Insolvency Event, the Servicer’s estimate of the reduction in the Principal Balance that will be so ordered by the court.

“Credit Risk Retention Rules” shall have the meaning set forth in Section 4.9(a).

“Custodian” means GM Financial and any other Person named from time to time as custodian hereunder acting as agent for the Trust Collateral Agent, which Person must be acceptable to the Controlling Party (the Custodian as of the Closing Date is acceptable to the Controlling Party).

“Cutoff Date” means March 10, 2025.

“DBRS” means DBRS, Inc. or its successor.

“Dealer” means a dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to GM Financial or an Originating Affiliate under a Dealer Agreement or pursuant to a Dealer Assignment.

“Dealer Agreement” means any agreement between a Dealer and GM Financial or an Originating Affiliate relating to the acquisition of Receivables from a Dealer by GM Financial or an Originating Affiliate.

“Dealer Assignment” means, with respect to a Receivable, the executed assignment executed by a Dealer conveying such Receivable to GM Financial or an Originating Affiliate.

“Delinquency Rate” means, for any Collection Period, (i) the aggregate Principal Balance of all Delinquent Receivables as of the end of such Collection Period divided by (ii) the Pool Balance as of the end of such Collection Period.

“Delinquency Trigger” means, that (i) as of the end of any of the first through twelfth Collection Periods, the Delinquency Rate exceeds 1.10%, (ii) as of the end of any of the thirteenth through twenty-fourth Collection Periods, the Delinquency Rate exceeds 1.80%, (iii) as of the end of any of the twenty-fifth through thirty-sixth Collection Periods, the Delinquency Rate exceeds 2.80% or (iv) as of the end of any subsequent Collection Period, the Delinquency Rate exceeds 4.90%.

“Delinquent Receivable” means any Receivable that is not (i) a Liquidated Receivable or (ii) a Receivable with respect to which the Servicer has repossessed the related Financed Vehicle, and which the related Obligor fails to make at least 90% of the related Scheduled Receivables Payment by the date on which it is due and remains unpaid for more than sixty (60) days from the original payment due date.

“Delivery” when used with respect to Trust Account Property means:

(a)  with respect to bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute “instruments” within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to the Trust Collateral Agent by physical delivery to the Trust Collateral Agent endorsed to, or registered in the name of, the Trust Collateral Agent or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102(a)(4) of the UCC), transfer thereof (i) by delivery thereof to the Trust Collateral Agent of such certificated security endorsed to, or registered in the name of, the Trust Collateral Agent or (ii) by delivery thereof to a “clearing corporation” (as defined in Section 8-102(a)(5) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Trust Collateral Agent by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Trust Collateral Agent (all of the foregoing, “Physical Property”), and, in any event, any such Physical Property in registered form shall be in the name of the Trust Collateral Agent or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Trust Collateral Agent or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

(b)  with respect to any security issued by the U.S. Department of the Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a “depository” pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Trust Collateral Agent’s securities account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Trust Collateral Agent; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Trust Collateral Agent, consistent with changes in applicable law or regulations or the interpretation thereof;

(c)  with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Trust Collateral Agent or its nominee or custodian who either (i) becomes the registered owner on behalf of the Trust Collateral Agent or

(ii) having previously become the registered owner, acknowledges that it holds for the Trust Collateral Agent; and

(d)  with respect to any item of Trust Account Property that is a financial asset under Article 8 of the UCC and that is not governed by clause (b) above, causing the securities intermediary to indicate on its books and records that such financial asset has been credited to a securities account of the Trust Collateral Agent.

“Depositor” means the Seller.

“Determination Date” means, with respect to any Collection Period, the second Business Day prior to the related Distribution Date.

“Distribution Date” means, with respect to each Collection Period, the sixteenth (16th) day of the following calendar month, or, if such day is not a Business Day, the immediately following Business Day, commencing June 16, 2025. If GM Financial is no longer acting as Servicer, the distribution date may be a different day of the month.

“Electronic Chattel Paper Sub-Custodian” means DealerTrack, Inc., RouteOne LLC or another econtracting facilitator engaged by the Servicer.

“Electronic Ledger” means the electronic master record of the retail installment sale contracts or installment loans of the Servicer.

“Eligible Deposit Account” means a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as (a) the long-term unsecured debt of such depository institution shall have a credit rating from Moody’s of at least Baa2 and from Standard & Poor’s of at least BBB and (b) such depository institutions’ deposits are insured by the FDIC.

“Eligible Investments” mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

(a)  direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b)  demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor’s of A-1+, from Moody’s of Prime-1, and to the extent rated by DBRS or Fitch, from DBRS of R-1 (middle) and from Fitch of F1+; provided, that, if the Notes are rated by Fitch, such demand deposits, time deposits or certificates of deposit eligible under this clause (b) shall have a credit rating from Fitch of F1+;

(c)  commercial paper and demand notes investing solely in commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor’s of A-1+, from Moody’s of Prime-1, and to the extent rated by DBRS or Fitch, from DBRS of R-1 (middle) and from Fitch of F1+, provided, that, if the Notes are rated by Fitch, such commercial paper and demand notes investing solely in commercial paper eligible under this clause (c) shall have a credit rating from Fitch of F1+;

(d)  investments in money market funds (including funds for which the Trust Collateral Agent or the Trustee in each of their individual capacities or any of their respective Affiliates is investment manager, controlling party or advisor) having a rating from Standard & Poor’s of AAA-m or AAAm-G, from Moody’s of Aaa and, to the extent the Notes are rated by Fitch, such investments in money market funds eligible under this clause (d) shall have a credit rating from Fitch of AAAmmf or from Moody’s of Aaa-mf;

(e)  bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above;

(f)  repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above;

(g)  any other investment which would satisfy the Rating Agency Condition and is consistent with the ratings of the Notes or any other investment that by its terms converts to cash within a finite period, if the Rating Agency Condition is satisfied with respect thereto; and

(h)  cash denominated in United States dollars.

Any of the foregoing Eligible Investments may be purchased by or through the Trust Collateral Agent, the Trustee or any of their respective Affiliates.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FDIC” means the Federal Deposit Insurance Corporation.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York currently at http://www.newyorkfed.org, or at such other page as may replace such page on the website of the Federal Reserve Bank of New York.

“Final Scheduled Distribution Date” means with respect to (i) the Class A-1 Notes, the May 18, 2026 Distribution Date, (ii) the Class A-2-A Notes, the February 16, 2028 Distribution Date, (iii) the Class A-2-B Notes, the February 16, 2028 Distribution Date, (iv) the Class A-3 Notes, the

April 16, 2030 Distribution Date, (v) the Class A-4 Notes, the May 16, 2031 Distribution Date, (vi) the Class B Notes, the May 16, 2031 Distribution Date and (vii) the Class C Notes, the October 18, 2032 Distribution Date.

“Financed Vehicle” means an automobile or light-duty truck or utility vehicle, together with all accessions thereto, securing an Obligor’s Indebtedness under the respective Receivable.

“First Priority Principal Distribution Amount” means, with respect to any Distribution Date, an amount equal to the excess, if any, of (a) the aggregate Outstanding Amount of the Class A Notes as of such Distribution Date (before giving effect to any principal payments made on the Class A Notes on such Distribution Date), over (b) the Adjusted Pool Balance for such Distribution Date; provided, however, that (i) the First Priority Principal Distribution Amount on the Final Scheduled Distribution Date of the Class A-1 Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class A-1 Notes to zero; (ii) the First Priority Principal Distribution Amount on the Final Scheduled Distribution Date of the Class A-2 Notes shall not be less than the amount that is necessary to reduce the aggregate Outstanding Amount of the Class A-2 Notes to zero; (iii) the First Priority Principal Distribution Amount on the Final Scheduled Distribution Date of the Class A-3 Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class A-3 Notes to zero; and (iv) the First Priority Principal Distribution Amount on the Final Scheduled Distribution Date of the Class A-4 Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class A-4 Notes to zero.

“Fitch” means Fitch Ratings, Inc. or its successor.

“Force Majeure Event” means an act of God or other forces beyond control, acts of declared or undeclared war (including acts of terrorism), civil or military disturbances, nuclear or natural catastrophes, public disorder, strikes, work stoppages, rebellion or sabotage, interruptions, loss or malfunctions of utilities, epidemics, pandemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes.

“Force-Placed Insurance” shall have the meaning set forth in Section 4.4.

“General Motors Financial Company, Inc.” means General Motors Financial Company, Inc.

“GM Financial” means AmeriCredit Financial Services, Inc. d/b/a GM Financial or another GM Financial brand.

“Indenture” means the Indenture, dated as of May 14, 2025, between the Issuer and The Bank of New York Mellon, as Trust Collateral Agent and Trustee, as the same may be amended and supplemented from time to time.

“Independent Accountants” shall have the meaning set forth in Section 4.11(a).

“Insolvency Event” means, with respect to a specified Person, (a) the filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such petition, decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insurance Add-On Amount” means the premium charged to the Obligor in the event that the Servicer obtains Force-Placed Insurance pursuant to Section 4.4.

“Insurance Policy” means, with respect to a Receivable, any insurance policy (including the insurance policies described in Section 4.4) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

“Interest Period” means, with respect to any Distribution Date, the period from and including the most recent Distribution Date on which interest has been paid (or in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, the following Distribution Date.

“Interest Rate” means, with respect to:

(a) the Class A-1 Notes, 4.459% per annum (computed on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period);

(b) the Class A-2-A Notes, 4.40% per annum (computed on the basis of a 360-day year consisting of twelve (12) 30-day months);

(c) the Class A-2-B Notes, the greater of (i) SOFR plus 0.45% per annum and (ii) 0.00% (computed on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period);

(d) the Class A-3 Notes, 4.28% per annum (computed on the basis of a 360-day year consisting of twelve (12) 30-day months);

(e) the Class A-4 Notes, 4.42% per annum (computed on the basis of a 360-day year consisting of twelve (12) 30-day months);

(f) the Class B Notes, 4.62% per annum (computed on the basis of a 360-day year consisting of twelve (12) 30-day months); and

(g) the Class C Notes, 4.91% per annum (computed on the basis of a 360-day year consisting of twelve (12) 30-day months).

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investment Earnings” means, with respect to any date of determination and Trust Accounts, the investment earnings on amounts on deposit in such Trust Accounts on such date.

“Issuer” means GM Financial Consumer Automobile Receivables Trust 2025-2.

“Issuer Secured Parties” means the Trustee in respect of the Trustee Issuer Secured Obligations.

“Item 1122 Letter Agreement” means the Item 1122 Letter Agreement, dated as of May 14, 2025, between the Servicer and The Bank of New York Mellon, as the same may be amended and supplemented from time to time.

“Lien” means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics’ liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

“Lien Certificate” means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable State to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term “Lien Certificate” shall mean only a certificate or notification issued to a secured party. For Financed Vehicles registered in States which issue confirmation of the lienholder’s interest electronically, the “Lien Certificate” may consist of notification of an electronic recordation, by either a third-party service provider or the relevant Registrar of Titles of the applicable State, which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title on the electronic lien and title system of the applicable State.

“Liquidated Receivable” means, with respect to any Collection Period, a Receivable for which, as of the last day of the Collection Period (i) ninety (90) days have elapsed since the Servicer repossessed the related Financed Vehicle; provided, however, that in no case shall 10% or more of a Scheduled Receivables Payment have become two hundred ten (210) or more days delinquent in the case of a repossessed Financed Vehicle, (ii) the Servicer has determined in good faith that all amounts it expects to recover have been received, (iii) 10% or more of a Scheduled Receivables Payment shall have become one hundred twenty (120) or more days delinquent, except in the case of a repossessed Financed Vehicle, or (iv) that is, without duplication, a Sold Receivable.

“Liquidation Proceeds” means, with respect to a Liquidated Receivable, all amounts realized with respect to such Receivable and, with respect to a Sold Receivable, the related Sale Amount.

“Majority Noteholders” means the Holders of the Notes representing a majority of the Outstanding Amount of the Controlling Class.

“Minimum Sale Price” means (i) with respect to a Receivable (x) that has become sixty (60) to two hundred ten (210) days delinquent or (y) that has become greater than two hundred ten (210) days delinquent and with respect to which the related Financed Vehicle has been repossessed by the Servicer and has not yet been sold at auction, the greater of (A) the product of (1) 55% times (2) the Principal Balance of such Receivable and (B) the product of (1) the three month rolling average recovery rate (expressed as a percentage) for the Servicer in its liquidation of all receivables for which it acts as servicer, either pursuant to this Agreement or otherwise, times (2) the Principal Balance of such Receivable or (ii) with respect to a Receivable (x) with respect to which the related Financed Vehicle has been repossessed by the Servicer and has been sold at auction and the Net Liquidation Proceeds for which have been deposited in the Collection Account, or (y) that has become greater than two hundred ten (210) days delinquent and with respect to which the related Financed Vehicle has not been repossessed by the Servicer despite the Servicer’s diligent efforts, consistent with its servicing obligations, to repossess the Financed Vehicle, $1.

“Monthly Records” means all records and data maintained by the Servicer with respect to the Receivables, including the following with respect to each Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Receivables Payment; and past due late charges.

“Monthly Remittance Condition” means, as of any date, that (i) GM Financial is the Servicer, (ii) GM Financial (or General Motors Financial Company, Inc., for so long as it is an Affiliate of GM Financial) has a short-term unsecured debt rating of at least “P-1” by Moody’s and at least “A-1” by Standard & Poor’s and (iii) no Servicer Termination Event or Event of Default has occurred and is continuing.

“Moody’s” means Moody’s Investors Service, Inc. or its successor.

“Net Liquidation Proceeds” means, with respect to a Liquidated Receivable, Liquidation Proceeds net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Net Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

“Note Distribution Account” means the account designated as such, established and maintained pursuant to Section 5.1(a)(ii).

“Note Pool Factor” for each Class of Notes as of the close of business on any date of determination means a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes divided by the original Outstanding Amount of such Class of Notes.

“Noteholders’ Interest Carryover Amount” means, with respect to any Class of Notes and any date of determination, all or any portion of the Noteholders’ Interest Distributable Amount for such Class of Notes for the immediately preceding Distribution Date which remains unpaid as of such date of determination, plus interest on such unpaid amount, to the extent permitted by law, at the respective Interest Rate borne by the applicable Class of Notes from such immediately preceding Distribution Date to but excluding such date of determination.

“Noteholders’ Interest Distributable Amount” means, with respect to any Distribution Date and Class of Notes, the sum of (i) the Noteholders’ Monthly Interest Distributable Amount for such Distribution Date plus (ii) each Class of Notes and the Noteholders’ Interest Carryover Amount, if any for such Distribution Date and each such Class. Interest on the Class A-1 Notes and the Class A-2-B Notes shall be computed on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period; interest on all other Classes of Notes shall be computed on the basis of a 360-day year consisting of twelve (12) 30-day months.

“Noteholders’ Monthly Interest Distributable Amount” means, with respect to any Distribution Date and any Class of Notes, interest accrued at the respective Interest Rate during the applicable Interest Period on the principal amount of the Notes of such Class Outstanding as of the end of the prior Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date), calculated (x) for the Class A-1 Notes and the Class A-2-B Notes on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period and (y) for all other Classes of Notes on the basis of a 360-day year consisting of twelve (12) 30-day months (without adjustment for the actual number of business days elapsed in the applicable Interest Period), except with respect to the first Interest Period.

“Noteholders’ Principal Distributable Amount” for a Distribution Date will equal the lesser of:

(a)  the excess, if any, of the amount of Available Funds on such Distribution Date over the amounts payable on such Distribution Date pursuant to clauses (i) through (ix) of Section 5.7(a); and

(b)  the excess, if any, on such Distribution Date of (i) the Pro Forma Note Balance for such Distribution Date over (ii) the Required Pro Forma Note Balance for such Distribution Date.

“Obligor” on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

“Officer’s Certificate” means a certificate signed by the chief executive officer, the president, any executive vice president, any senior vice president, any vice president, any assistant vice president, any treasurer, any assistant treasurer, any secretary or any assistant secretary of the Seller or the Servicer, as appropriate.

“Opinion of Counsel” means a written opinion of counsel satisfactory in form and substance to the recipient(s) thereof.

“Original Pool Balance” means the Pool Balance as of the Cutoff Date.

“Originating Affiliate” means an Affiliate of GM Financial that has originated Receivables and assigned its full interest therein to GM Financial.

“Other Conveyed Property” means all property conveyed by the Seller to the Trust pursuant to Section 2.1(b) through (i).

“Owner Trust Estate” has the meaning assigned to such term in the Trust Agreement.

“Owner Trustee” means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Physical Property” has the meaning assigned to such term in the definition of “Delivery” above.

“Pool Balance” means, as of any date of determination, the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Liquidated Receivables) at the end of the preceding calendar month.

“Principal Balance” means, with respect to any Receivable, as of any date, the Amount Financed minus (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the terms of the Receivable minus (ii) any Cram Down Loss in respect of such Receivable.

“Pro Forma Note Balance” means, with respect to any Distribution Date, the aggregate remaining principal amount of the Notes Outstanding on such Distribution Date, after giving effect to distributions pursuant to clauses (i) through (viii) of Section 5.7(a) hereof.

“Prospectus” means the prospectus, dated May 6, 2025, relating to the offering of the Offered Notes, as filed with the Commission.

“Purchase Agreement” means the Purchase Agreement, dated as of May 14, 2025, between the Seller and GM Financial, pursuant to which the Seller acquires the Receivables, as such agreement may be amended from time to time.

“Purchase Amount” means, with respect to a Purchased Receivable, the Principal Balance and all accrued and unpaid interest on the Receivable, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any.

“Purchased Receivable” means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to Sections 4.2, 4.4(c) or 4.7, or repurchased by the Seller or the Servicer pursuant to Section 3.2 or Section 10.1(a).

“Rating Agency” means Moody’s and Standard & Poor’s. If no such organization or successor maintains a rating on the Notes, “Rating Agency” shall be a nationally recognized statistical rating organization or other comparable Person engaged by the Seller, notice of which engagement shall be given to the Trust Collateral Agent, the Owner Trustee and the Servicer.

“Rating Agency Condition” means, with respect to any action, that each Rating Agency shall have been given ten (10) days’ (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof by GM Financial and such Rating Agency has not notified the Seller, the Servicer, the Owner Trustee and the Trust Collateral Agent (or the Trustee, as applicable) in writing that such action will result in a reduction or withdrawal of the then current rating of any Class of Notes.

“Realized Losses” means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds to the extent allocable to principal.

“Receivable Files” means the documents specified in Section 3.3.

“Receivables” means the Contracts listed on Schedule A attached hereto (which Schedule may be in an electronic format).

“Record Date” means, with respect to a Distribution Date or a Redemption Date, the close of business on the Business Day immediately preceding such Distribution Date or Redemption Date, unless otherwise specified in the Indenture.

“Registrar of Titles” means, with respect to any State, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

“Regulation AB” means Subpart 229.1100- Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100-229.1125, as such may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting releases (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506,1,531 (January 7, 2005) and Asset-Backed Securities Disclosure and Registration, Securities Act Release No. 33-9638, 79 Fed. Reg. 57,184 (September 24, 2014)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Requesting Party” shall have the meaning set forth in Section 3.13(a).

“Required Pro Forma Note Balance” means, with respect to any Distribution Date, a dollar amount equal to (x) the Adjusted Pool Balance as of the end of the prior calendar month minus (y) 2.75% of the Adjusted Pool Balance as of the Cutoff Date.

“Required Rate” means (a) 7.25%, with respect to the Cutoff Date and any Distribution Date on or prior to the date on which the Class A-2-B Notes are paid in full, or (b) 6.25%, with respect to any Distribution Date after the Class A-2-B Notes are paid in full, or, in each case, such other percentage approved by the Rating Agencies.

“Reserve Account” means the account designated as such, established and maintained pursuant to Section 5.1(a)(iii).

“Reserve Account Deposit Amount” means, with respect to any Distribution Date, the lesser of (x) the excess of (i) the Specified Reserve Balance over (ii) the amount on deposit in the Reserve Account on such Distribution Date, after taking into account the amount of any Reserve Account Withdrawal Amount on such Distribution Date and (y) the amount remaining in the Collection Account after taking into account the distributions therefrom described in clauses (i) through (viii) of Section 5.7(a).

“Reserve Account Withdrawal Amount” means, with respect to any Distribution Date, the lesser of (x) any shortfall in the amount of Available Funds available to pay the amounts specified in clauses (i) through (viii) of Section 5.7(a) (taking into account application of Available Funds to the priority of payments specified in Section 5.7(a) and ignoring any provision hereof which otherwise limits the amounts described in such clauses to the amount of funds available) and (y) the amount on deposit in the Reserve Account on such Distribution Date prior to application of amounts on deposit therein pursuant to Section 5.8.

“Responsible Officer” means, with respect to any Person, any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, Treasurer, Assistant Treasurer, Secretary, Assistant Secretary, or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Retained Interest” shall have the meaning set forth in Section 12.17(a).

“Sale Amount” means, with respect to any Sold Receivable, the amount received from the related third-party purchaser as payment for such Sold Receivable.

“Sale and Servicing Agreement Collateral” shall have the meaning set forth in Section 2.4.

“Schedule of Receivables” means the schedule of all motor vehicle retail installment sale contracts and promissory notes originally held as part of the Trust which is attached as Schedule A (which Schedule may be in the form of microfiche or a disk).

“Scheduled Receivables Payment” means, with respect to any Collection Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Collection Period. If after the Closing Date, the Obligor’s obligation under a Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Servicemembers Civil Relief Act or (iii) modifications or extensions of the Receivable permitted by Section 4.2(b), the Scheduled Receivables Payment with respect to such

Collection Period shall refer to the Obligor’s payment obligation with respect to such Collection Period as so modified.

“Second Priority Principal Distribution Amount” means, with respect to any Distribution Date, an amount equal to (a) the excess, if any, of (i) the aggregate Outstanding Amount of the Class A Notes and Class B Notes as of such Distribution Date (before giving effect to any principal payments made on the Class A Notes and Class B Notes on such Distribution Date), over (ii) the Adjusted Pool Balance for such Distribution Date minus (b) the First Priority Principal Distribution Amount for such Distribution Date; provided, however, that the Second Priority Principal Distribution Amount on the Final Scheduled Distribution Date of the Class B Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class B Notes to zero.

“Securities Act” means the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute.

“Seller” means AFS SenSub Corp., a Nevada corporation, and its successors in interest to the extent permitted hereunder.

“Service Contract” means, with respect to a Financed Vehicle, the agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle.

“Servicer” means GM Financial, as the servicer of the Receivables, and each successor servicer pursuant to Section 9.3.

“Servicer Termination Event” means an event specified in Section 9.1.

“Servicer’s Certificate” means an Officer’s Certificate of the Servicer delivered pursuant to Section 4.9, substantially in the form of Exhibit A.

“Servicing Fee” shall have the meaning set forth in Section 4.8.

“Servicing Fee Rate” means 1.00% per annum.

“Servicing Policies and Procedures” means the customary servicing policies and procedures of GM Financial relating to motor vehicle retail installment sales contracts or promissory notes made by GM Financial or an Originating Affiliate or acquired by GM Financial or an Originating Affiliate, as such policies and procedures may be updated from time to time.

“Simple Interest Method” means the method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of (i) the fixed rate of interest on such obligation times (ii) the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

“SOFR” means, for any Interest Period, the following rate, as determined by the Trust Collateral Agent (subject to the provisions of Section 5.10 herein):

(a)

the compounded average of the secured overnight financing rate over a rolling 30-calendar day period, as such rate is published by the Relevant Governmental Body on the Federal Reserve Bank of New York’s Website under “30-Day Average SOFR” at 3:00 p.m., New York time, on the related SOFR Determination Date; or

(b)

if the rate described in clause (a) of this definition does not appear on the Federal Reserve Bank of New York’s Website on the related SOFR Determination Date (including due to a discontinuance of such rate), the rate determined pursuant to clause (a) of this definition on the first preceding SOFR Determination Date for which such rate was published on the Federal Reserve Bank of New York’s Website under “30-Day Average SOFR”, which rate shall remain in effect until (i) the next succeeding SOFR Determination Date for which the rate described in clause (a) of this definition can be determined as described therein, if any, or (ii) GM Financial adopts an alternative benchmark rate that aligns with the current market practice for other similar asset-backed floating rate notes.

“SOFR Business Day” means a business day determined in accordance with the SOFR publication calendar of the Federal Reserve Bank of New York.

“SOFR Determination Date” means, with respect to an Interest Period, the date that is two (2) SOFR Business Days before the first day of such Interest Period.

“Sold Receivable” means a Receivable that was more than sixty (60) days delinquent and was sold to an unaffiliated third party by the Issuer, at the Servicer’s direction, as of the close of business on the last day of a Collection Period and in accordance with the provisions of Section 4.3(c).

“Specified Reserve Balance” means, with respect to any Distribution Date, an amount equal to 0.25% of the Adjusted Pool Balance as of the Cutoff Date; provided, that the Specified Reserve Balance will in no event exceed the Outstanding Amount of the Notes on such Distribution Date after giving effect to distributions pursuant to clauses (i) through (viii) of Section 5.7(a).

“Standard & Poor’s” means S&P Global Ratings, a division of S&P Global Inc., or its successor.

“State” means any one of the fifty (50) states of the United States of America and/or the District of Columbia.

“Supplemental Servicing Fee” means, with respect to any Collection Period, all administrative fees, expenses and charges paid by or on behalf of Obligors, including late fees, prepayment fees and liquidation fees collected on the Receivables during such Collection Period but excluding any fees or expenses related to extensions.

“Third Priority Principal Distribution Amount” means, with respect to any Distribution Date, an amount equal to (a) the excess, if any, of (i) the aggregate Outstanding Amount of the Class A Notes, Class B Notes and Class C Notes as of such Distribution Date (before giving effect to any principal payments made on the Class A Notes, Class B Notes and Class C Notes on such Distribution Date), over (ii) the Adjusted Pool Balance for such Distribution Date minus (b) the sum of the First Priority Principal Distribution Amount and Second Priority Principal Distribution Amount for such Distribution Date; provided, however, that the Third Priority Principal Distribution Amount on the Final Scheduled Distribution Date of the Class C Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class C Notes to zero.

“Total Available Funds” shall have the meaning set forth in Section 5.7(a).

“Trust” means the Issuer.

“Trust Account Property” means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

“Trust Accounts” shall have the meaning set forth in Section 5.1.

“Trust Agreement” means the Trust Agreement, dated as of March 11, 2025, between the Seller and the Owner Trustee, as amended and restated as of May 14, 2025 as the same may be amended and supplemented from time to time.

“Trust Collateral Agent” means the Person acting as Trust Collateral Agent hereunder, its successors in interest and any successor Trust Collateral Agent hereunder.

“Trust Property” means the property and proceeds conveyed pursuant to Section 2.1, together with certain monies paid after the Cutoff Date, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), the Reserve Account (including all Eligible Investments therein and all proceeds therefrom), the Note Distribution Account (including all Eligible Investments therein and all proceeds therefrom) and certain other rights under this Agreement.

“Trustee” means the Person acting as Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

“UCC” means the Uniform Commercial Code as in effect in the relevant jurisdiction on the date of the Agreement.

“Underwriter” means each of BofA Securities, Inc., J.P. Morgan Securities LLC, TD Securities (USA) LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SG Americas Securities, LLC and SMBC Nikko Securities America, Inc.

“Underwriting Agreement” means the Underwriting Agreement, dated as of May 6, 2025, among the Seller, the Servicer and TD Securities (USA) LLC, on its own behalf and as the representative of the Underwriters.

“Yield Supplement Overcollateralization Amount” means with respect to any calendar month and the related Distribution Date, or with respect to the Cutoff Date, the aggregate amount by which the Principal Balance as of the last day of such calendar month or the Cutoff Date, as applicable, of each of the related Receivables with an Annual Percentage Rate as stated in the related Contract is less than the Required Rate, other than a Liquidated Receivable, exceeds the present value, calculated using a discount rate equal to the Required Rate, of each Scheduled Receivables Payment of each such Receivable assuming such Scheduled Receivables Payment is made on the last day of each month and each month has thirty (30) days.

SECTION 1.2.  Other Definitional Provisions.

(a)  Capitalized terms used herein and not otherwise defined herein have meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.

(b)  All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)  As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

(d)  The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(e)  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(f)  Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

Conveyance of Receivables

SECTION 2.1.  Conveyance of Receivables. In consideration of the Issuer’s delivery to or upon the order of the Seller on the Closing Date of an amount equal to the book value of the

Receivables sold by the Seller, as set forth on the books and records of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the Seller’s obligations set forth herein) and the Issuer hereby purchases, all right, title and interest of the Seller in and to the property listed in clauses (a) – (i) below, whether now owned or existing or hereafter acquired or arising. The foregoing consideration will be paid by the Issuer using net proceeds from the sale of the Notes and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement and the balance will be deemed a capital contribution from the Seller to the Issuer.

(a)  the Receivables and all moneys received thereon after the Cutoff Date;

(b)  the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

(c)  any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

(d)  any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement;

(e)  all rights under any Service Contracts on the related Financed Vehicles;

(f)  the related Receivable Files;

(g)  all of the Seller’s right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, and the delivery requirements, representations and warranties and the cure and repurchase obligations of GM Financial under the Purchase Agreement;

(h)  all of the Seller’s (i) Accounts, (ii) Chattel Paper, (iii) Documents, (iv) Instruments and (v) General Intangibles (as such terms are defined in the UCC) relating to the property described in (a) through (g); and

(i)  all proceeds and investments with respect to items (a) through (h).

SECTION 2.2.  [Reserved]

SECTION 2.3.  Further Encumbrance of Trust Property.

(a)  Immediately upon the conveyance to the Trust by the Seller of any item of the Trust Property pursuant to Section 2.1, all right, title and interest of the Seller in and to such item of Trust Property shall terminate, and all such right, title and interest shall vest in the Trust, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Statutory Trust Statute (as defined in the Trust Agreement).

(b)  Immediately upon the vesting of the Trust Property in the Trust, the Trust shall have the sole right to pledge or otherwise encumber, such Trust Property. Pursuant to the Indenture,

the Trust shall grant a security interest in the Trust Property to the Trust Collateral Agent securing the repayment of the Notes. The Certificate shall represent the beneficial ownership interest in the Trust Property, and the Certificateholder shall be entitled to receive distributions with respect thereto as set forth herein.

(c)  Following the payment in full of the Notes and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture shall, until payment in full of the Certificate, remain as covenants of the Issuer for the benefit of the Certificateholder, enforceable by the Certificateholder to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Trustee under Article III of the Indenture, following the discharge of the Indenture, shall vest in the Certificateholder.

(d)  The Trust Collateral Agent shall, at such time as there are no Notes or Certificate outstanding and all sums due to the Trustee and the Trust Collateral Agent pursuant to the Basic Documents have been paid, execute such documents as are reasonably provided to it by the Seller (which documents shall be prepared at the Seller’s expense) in order to release any remaining portion of the Trust Property to the Seller.

SECTION 2.4.  Intention of the Parties.

The execution and delivery of this Agreement shall constitute an acknowledgment by the Seller and the Issuer that they intend that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and Other Conveyed Property, for non-tax purposes, conveying good title thereto free and clear of any Liens, from the Seller to the Issuer, and that the Receivables and the Other Conveyed Property shall not be a part of the Seller’s estate in the event of a bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or State bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to the Seller. In the event that such conveyance is determined to be made as security for a loan made by the Issuer, the Noteholders or the Certificateholder to the Seller, the Seller hereby grants to the Issuer a security interest in all of the Seller’s right, title and interest in and to the following property for the benefit of the Issuer Secured Parties, whether now owned or existing or hereafter acquired or arising, and this Agreement shall constitute a security agreement under applicable law (collectively, the “Sale and Servicing Agreement Collateral”):

(a)  the Receivables and all moneys received thereon after the Cutoff Date;

(b)  the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

(c)  any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

(d)  any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement;

(e)  all rights under any Service Contracts on the related Financed Vehicles;

(f)  the related Receivable Files;

(g)  all of the Seller’s right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, and the delivery requirements, representations and warranties and the cure and repurchase obligations of GM Financial under the Purchase Agreement;

(h)  all of the Seller’s (i) Accounts, (ii) Chattel Paper, (iii) Documents, (iv) Instruments and (v) General Intangibles (as such terms are defined in the UCC) relating to the property described in (a) through (g); and

(i)  all proceeds and investments with respect to items (a) through (h).

ARTICLE III

The Receivables

SECTION 3.1.  Representations and Warranties of Seller.

(a)  The Seller hereby represents and warrants that each of the representations and warranties regarding the Receivables that are set forth in Schedule B-1 is true and correct and that the Issuer is deemed to have relied on such representations and warranties in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture and shall not be waived.

(b)  The Seller hereby represents and warrants that each of the representations and warranties regarding the pool of Receivables that are set forth in Schedule B-2 is true and correct and that the Issuer is deemed to have relied on such representations and warranties in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture and shall not be waived.

(c)  The Seller hereby represents and warrants that each of the following representations and warranties is true and correct and that the Issuer is deemed to have relied on such representations and warranties in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture and shall not be waived:

(i)  to the best of the Seller’s knowledge, each Receivable (a) that was originated by GM Financial was sold by GM Financial to the Seller without any fraud or misrepresentation on the part of GM Financial and (b) that was originated by a Dealer was sold by the Dealer to GM Financial and by GM Financial to the Seller without any fraud or misrepresentation on the part of such Dealer or GM Financial, respectively;

(ii)  no Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Notes;

(iii)  the Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivables or otherwise to impair the rights of the Trust, the Trustee, the Trust Collateral Agent and the Noteholders in any Receivable or the proceeds thereof. Other than the security interest granted to the Trust pursuant to this Agreement and except any other security interests that have been fully released and discharged as of the Closing Date, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated. The Seller is not aware of any judgment, ERISA or tax lien filings against it; and

(iv)  no funds have been advanced by the Seller or anyone acting on behalf of GM Financial in order to cause any Receivable to qualify under the representation and warranty set forth as paragraph 20(E) of Schedule B-1.

SECTION 3.2.  Repurchase upon Breach.

(a)  The Seller, the Servicer, the Trust Collateral Agent, the Trustee, the Trust or the Owner Trustee, as the case may be, shall inform, and any Noteholder may inform, the other parties to this Agreement (or, in the case of notice provided by the Trustee or a Noteholder, all parties of this Agreement) promptly, by notice in writing, upon the discovery of any breach of the Seller’s representations and warranties made pursuant to Section 3.1(a) that materially and adversely affects the interests of the Noteholders in any Receivable. If Noteholders representing 5% or more of the Outstanding Amount of the Controlling Class inform the Trust Collateral Agent, by notice in writing, of any breach of the Seller’s representations and warranties made pursuant to Section 3.1(a), the Trust Collateral Agent shall inform the other parties to this Agreement in the manner specified in the preceding sentence on behalf of such Noteholders. Any such notice delivered by the Servicer, the Trust Collateral Agent, the Trust, the Trustee, any Noteholder or the Owner Trustee, as the case may be, shall constitute a request by such party that the Seller repurchase the affected Receivable. As of the last day of the second (or, if the Seller so elects, the first) month following the discovery by the Seller or receipt by the Seller of notice of such breach, unless such breach is cured by such date, the Seller shall have an obligation to repurchase any Receivable in which the interests of the Noteholders are materially and adversely affected by any such breach as of such date. The “second month” shall mean the month following the month in which discovery occurs or notice is given, and the “first month” shall mean the month in which discovery occurs or notice is given. In consideration of and simultaneously with the repurchase of the Receivable, the Seller shall remit, or cause GM Financial to remit, to the Collection Account the Purchase Amount in the manner specified in Section 5.6(a) and the Issuer shall execute such assignments and other documents reasonably requested by such Person in order to effect such repurchase. The sole remedy of the Issuer, the Owner Trustee, the Trust Collateral Agent, the Trustee or the Noteholders

with respect to a breach of representations and warranties pursuant to Section 3.1(a) and the agreement contained in this Section shall be the repurchase of Receivables pursuant to this Section, subject to the conditions contained herein or to enforce the obligation of GM Financial to the Seller to repurchase such Receivables pursuant to the Purchase Agreement. None of the Owner Trustee, the Trust Collateral Agent or the Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by the Seller, the Seller shall indemnify the Trust, the Trustee, the Trust Collateral Agent and the officers, directors, agents and employees thereof, and the Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to such breach.

(b)  Pursuant to Section 2.1 of this Agreement, the Seller conveyed to the Trust all of the Seller’s right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement including the Seller’s rights under the Purchase Agreement and the delivery requirements, representations and warranties and the cure or repurchase obligations of GM Financial thereunder. The Seller hereby represents and warrants to the Trust that such assignment is valid, enforceable and effective to permit the Trust to enforce such obligations of GM Financial under the Purchase Agreement. Any purchase by GM Financial pursuant to the Purchase Agreement shall be deemed a purchase by the Seller pursuant to this Section 3.2 and the definition of Purchased Receivable.

SECTION 3.3.  Custody of Receivable Files.

(a)  In connection with the sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement and simultaneously with the execution and delivery of this Agreement, the Trust Collateral Agent hereby revocably appoints the Custodian, and the Custodian hereby accepts such appointment, to act as the agent of the Trust Collateral Agent as custodian of the following documents or instruments in its possession or control (the “Receivable Files”) which shall be delivered to the Custodian as agent of the Trust Collateral Agent on or before the Closing Date (with respect to each Receivable):

(i)  The fully executed original (or with respect to “electronic chattel paper”, the authoritative copy) of the Contract; and

(ii)  The Lien Certificate (when received), and otherwise such documents, if any, that GM Financial keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of GM Financial or an Originating Affiliate (which may be accomplished by the use of a properly registered “doing business as” (“DBA”) name in the applicable jurisdiction) as first lienholder or secured party (including any Lien Certificate received by GM Financial), or, if such Lien Certificate has not yet been received, a copy of the application therefor or other documentation (which may include a dealer guaranty) that indicates that GM Financial has commenced procedures that will result in such Lien Certificate showing

GM Financial or an Originating Affiliate (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as secured party.

The Receivable Files are constructively delivered to the Trust Collateral Agent, as pledgee of the Issuer pursuant to the Indenture, and the Custodian hereby, as of the Closing Date, acknowledges receipt of the Receivable File for each Receivable listed in Schedule A hereto. No initial review or any periodic review of the Receivable Files by the Issuer, the Owner Trustee, the Trustee or the Trust Collateral Agent is required.

(b)  If the Trust Collateral Agent, or its agent, as the case may be, is acting as the Custodian pursuant to Section 3.12, the Trust Collateral Agent, or its agent, as the case may be, shall be deemed to have assumed the obligations of the Custodian (except for any liabilities incurred by the predecessor Custodian) specified in this Agreement until such time as a successor Custodian has been appointed. Upon payment in full of any Receivable, the Servicer will notify the Custodian pursuant to a certificate of an officer of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 4.1 have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer; provided, that, no such certificate will be required to be delivered for so long as GM Financial is the Servicer. Upon the sale of any Receivable pursuant to Section 4.3(c), the Servicer (if GM Financial is not the Servicer) will notify the Custodian pursuant to a certificate of an officer of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such sale which are required to be deposited in the Collection Account pursuant to Section 4.3(c) have been so deposited) and shall request delivery of the Receivable and Receivable File to the purchaser of such Receivable. From time to time as appropriate for servicing and enforcing any Receivable, the Custodian shall, upon written request of an officer of the Servicer and delivery to the Custodian of a receipt signed by such officer, cause the original Receivable and the related Receivable File to be released to the Servicer; provided, that, no such written request shall be required for so long as GM Financial is the Servicer. The Servicer’s receipt of a Receivable and/or Receivable File shall obligate the Servicer to return the original Receivable and the related Receivable File to the Custodian when its need by the Servicer has ceased unless the Receivable is repurchased as described in Section 3.2, 4.2, 4.4(c) or 4.7.

(c)  The authoritative copy of each Contract that constitutes or evidences a Receivable which is “electronic chattel paper” (within the meaning of the UCC) will be maintained by an Electronic Chattel Paper Sub-Custodian on behalf of the Custodian for the benefit of the Trust Collateral Agent. The Custodian will confirm that the authoritative copy of each Contract that constitutes or evidences a Receivable which is “electronic chattel paper” does not have any marks or notations indicating it has been pledged, assigned or otherwise conveyed to any Person other than the Trust Collateral Agent. The Custodian will confirm that each Contract which is “electronic chattel paper” has been established in a manner such that (i) all copies or revisions that add or change an identified assignee of the authoritative copy of each such Contract must be made with the participation of the Custodian on behalf of the Trust Collateral Agent and (ii) all revisions of the authoritative copy of each such Contract must be readily identifiable as an authorized or unauthorized revision.

(d)  The Servicer hereby agrees that upon any appointment of a successor Servicer hereunder it shall take all necessary action to transfer all of its control of any Receivables consisting of electronic chattel paper to the applicable successor Servicer (including the transfer of such electronic chattel paper to a separate electronic vault at each Electronic Chattel Paper Sub-Custodian controlled by such successor Servicer or to a separate electronic vault at such successor Servicer or export of the electronic chattel paper from the applicable electronic vault and delivery of physical copies of exported Contracts to the successor Servicer).

(e)  In its capacity as Custodian, the Servicer confirms that it is acting solely as agent of the Trust Collateral Agent with respect to the Receivables which are electronic chattel paper.

SECTION 3.4.  Maintenance and Safekeeping of the Receivable Files. The Custodian will accurately maintain and keep current the Receivable Files, including any computer systems on which the Receivable Files are electronically stored, all in a manner that will permit the Servicer and the Issuer to comply with this Agreement and the Trust Collateral Agent to comply with the Indenture; provided, however, the Custodian may convert a Receivable that is “tangible chattel paper” to “electronic chattel paper” and may convert a Receivable that is “electronic chattel paper” to “tangible chattel paper”. The Custodian will act with reasonable care, using that degree of skill and attention that the Custodian would exercise with respect to files relating to comparable automotive or other receivables that it services or holds for itself or others. The Custodian shall promptly report to the Trust Collateral Agent in writing any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

SECTION 3.5.  Location of Receivable Files. The Custodian will maintain the Receivable Files in the United States in such a manner as to permit retrieval thereof and access thereto in the manner contemplated by this Agreement. The Custodian’s records will at all times indicate that it is holding the Receivable Files on behalf of the Trust, separate from any other instruments and files that it holds.

SECTION 3.6.  Access to Records. The Custodian shall, subject only to the Custodian’s security requirements applicable to its own employees and agents having access to similar records held by the Custodian, which requirements shall be consistent with the practices it exercises with respect to similar files and records relating to comparable automotive or other receivables that it holds for itself or others, and at such times as may be reasonably imposed by the Custodian, permit only the Noteholders and the Trust Collateral Agent or their duly authorized representatives, attorneys or auditors to inspect, at the Servicer’s expense, the Receivable Files and the related accounts, records, and computer systems maintained by the Custodian pursuant hereto at such times as the Noteholders or the Trust Collateral Agent may reasonably request.

SECTION 3.7.  Advice of Counsel. The Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder as Custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable federal or State law.

SECTION 3.8.  Administration; Reports. The Custodian shall, in general, attend to all non-discretionary details in connection with maintaining custody of the Receivable Files on behalf of the Trust Collateral Agent. In addition, the Custodian shall assist the Trust Collateral Agent generally in the preparation of any routine reports to Noteholders or to regulatory bodies, to the extent necessitated by the Custodian’s custody of the Receivable Files.

SECTION 3.9.  Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Trust Collateral Agent. Such instructions may be general or specific in terms. A copy of any such instructions shall be furnished by the Trust Collateral Agent to the Trustee (if they are separate entities) and the Issuer.

SECTION 3.10.  Custodian Fee. For its services under this Agreement, the Custodian shall be entitled to reasonable compensation to be paid by the Servicer.

SECTION 3.11.  Indemnification by the Custodian. The Custodian agrees to indemnify the Issuer, the Owner Trustee, the Trust Collateral Agent and the Trustee for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever (including the fees and expenses of counsel, which shall include any reasonable fees and expenses of counsel incurred by any indemnified party to enforce such indemnification obligation) that may be imposed on, incurred or asserted against the Issuer, the Owner Trustee, the Trust Collateral Agent and the Trustee and their respective officers, directors, employees, agents, attorneys and successors and assigns as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Receivable Files; provided, however, that the Custodian shall not be liable for any portion of any such liabilities, obligations, losses, damages, payments or costs or expenses due to the Issuer’s, the Owner Trustee’s, the Trust Collateral Agent’s or the Trustee’s or the officers’, directors’, employees’ and agents’ thereof own willful misfeasance, bad faith or gross negligence. In no event shall the Custodian be liable to any third party for acts or omissions of the Custodian.

SECTION 3.12.  Effective Period and Termination of Custodian. GM Financial’s appointment as Custodian is effective as of the Cutoff Date and will continue until terminated pursuant to this Section 3.12. So long as GM Financial is serving as Custodian, any termination of GM Financial as Servicer hereunder shall terminate GM Financial as Custodian. As soon as practicable after termination of its appointment as Custodian, the Custodian shall deliver, at the Custodian’s expense, the Receivable Files to the Trust Collateral Agent on behalf of the Noteholders at such place or places as the Trust Collateral Agent may designate, and the Trust Collateral Agent, or its agent, as the case may be, shall act as Custodian for such Receivable Files on behalf of the Noteholders until such time as a successor custodian has been appointed. If, within seventy-two (72) hours after the termination of this Agreement, the Custodian has not delivered the Receivable Files in accordance with the preceding sentence, the Trust Collateral Agent may enter the premises of the Custodian and remove the Receivable Files from such premises.

SECTION 3.13.  Dispute Resolution.

(a)  If the Servicer, the Trust, the Owner Trustee, the Trustee, the Trust Collateral Agent, a Noteholder or the Trust Collateral Agent on behalf of certain Noteholders in accordance with the following sentence (the “Requesting Party”) requests that the Seller and/or GM Financial repurchase a Receivable due to an alleged breach of a representation and warranty in Section 5.1 of the Purchase Agreement or in Section 3.2(a) hereof (each, a “Repurchase Request”), and the

Repurchase Request has not been resolved within one hundred eighty (180) days of the receipt of notice of the Repurchase Request by the Seller or GM Financial, as the case may be (which resolution may take the form of a repurchase of the related Receivable by the Seller or GM Financial, as applicable, a withdrawal of the related Repurchase Request by the related Requesting Party or a cure of the condition that led to the related breach in the manner set forth herein or in the Purchase Agreement, as applicable), the Requesting Party may refer the matter, in its sole discretion, to either mediation (including non-binding arbitration) or binding third-party arbitration. Noteholders representing 5% or more of the Outstanding Amount of the Controlling Class may direct the Trust Collateral Agent, by notice in writing, in relation to any matter described in the preceding sentence, to initiate either mediation (including non-binding arbitration) or binding third-party arbitration, as directed by such Noteholders, on behalf of such Noteholders. The Requesting Party must start the mediation or arbitration proceeding according to the ADR Rules of the ADR Organization within ninety (90) days following the date on which the Form 10-D is filed that relates to the Collection Period during which the related 180-day period ended. The Seller and GM Financial agree to participate in the dispute resolution method selected by the Requesting Party.

(b)  If the Requesting Party selects mediation for dispute resolution:

(i)  The mediation will be administered by the ADR Organization using its ADR Rules. However, if any ADR Rules are inconsistent with the procedures for mediation stated in this Section 3.13(b), the procedures in this Section 3.13(b) will control.

(ii)  A single mediator will be selected by the ADR Organization from a list of neutrals maintained by it according to the ADR Rules. The mediator must be impartial, an attorney admitted to practice in the State of New York and have at least fifteen (15) years of experience in commercial litigation and, if possible, consumer finance or asset-backed securitization matters.

(iii)  The mediation will start within fifteen (15) Business Days after the selection of the mediator and conclude within thirty (30) days after the start of the mediation.

(iv)  Expenses of the mediation will be allocated to the parties as mutually agreed by them as part of the mediation.

(v)  If the parties fail to agree at the completion of the mediation, the Requesting Party may refer the Repurchase Request to arbitration under this Section 3.13.

(c)  If the Requesting Party selects arbitration for dispute resolution:

(i)  The arbitration will be administered by the ADR Organization using its ADR Rules. However, if any ADR Rules are inconsistent with the procedures for arbitration stated in this Section 3.13(c), the procedures in this Section 3.13(c) will control.

(ii)  A single arbitrator will be selected by the ADR Organization from a list of neutrals maintained by it according to the ADR Rules. The arbitrator must be an attorney admitted to practice in the State of New York and have at least fifteen (15) years of experience in commercial litigation and, if possible, consumer finance or asset-backed securitization matters. The arbitrator will be independent and impartial and will comply with the Code of Ethics for Arbitrators in Commercial Disputes in effect at the time of the arbitration. Before accepting an appointment, the arbitrator must promptly disclose any circumstances likely to create a reasonable inference of bias or conflict of interest or likely to preclude completion of the proceedings within the stated time schedule. The arbitrator may be removed by the ADR Organization for cause consisting of actual bias, conflict of interest or other serious potential for conflict.

(iii)  The arbitrator will have the authority to schedule, hear and determine any motions, according to New York law, and will do so at the motion of any party. Discovery will be completed with thirty (30) days of selection of the arbitrator and will be limited for each party to two (2) witness depositions not to exceed five (5) hours, two (2) interrogatories, one (1) document request and one (1) request for admissions. However, the arbitrator may grant additional discovery on a showing of good cause that the additional discovery is reasonable and necessary. Briefs will be limited to no more than ten (10) pages each, and will be limited to initial statements of the case, motions and a pre-hearing brief. The evidentiary hearing on the merits will start no later than sixty (60) days after selection of the arbitrator and will proceed for no more than six (6) consecutive Business Days with equal time allocated to each party for the presentation of evidence and cross examination. The arbitrator may allow additional time for discovery and hearings on a showing of good cause or due to unavoidable delays.

(iv)  The arbitrator will make its final determination no later than ninety (90) days after its selection. The arbitrator will resolve the dispute according to the terms of this Agreement and the Basic Documents, and may not modify or change this Agreement or the Basic Documents in any way. The arbitrator will not have the power to award punitive damages or consequential damages in any arbitration conducted by them. In its final determination, the arbitrator will determine and award the expenses of the arbitration (including filing fees, the fees of the arbitrator, expense of any record or transcript of the arbitration and administrative fees) to the parties in its reasonable discretion. The determination of the arbitrator will be in writing and counterpart copies will be promptly delivered to the parties. The determination will be final and non-appealable, except for actions to confirm or vacate the determination permitted under federal or State law, and may be entered and enforced in any court of competent jurisdiction.

(v)  By selecting arbitration, the Requesting Party is giving up the right to sue in court, including the right to a trial by jury.

(vi)  The Requesting Party may not bring a putative or certificated class action to arbitration. If this waiver of class action rights is found to be unenforceable for any reason, the Requesting Party agrees that it will bring its claims in a court of competent jurisdiction.

(d)  For each mediation or arbitration:

(i)  Any mediation or arbitration will be held in New York, New York at the offices of the mediator or arbitrator or at another location selected by the Seller or GM Financial. Any party or witness may participate by teleconference or video conference.

(ii)  The Seller, GM Financial and the Requesting Party will have the right to seek provisional relief from a competent court of law, including a temporary restraining order, preliminary injunction or attachment order, if such relief is available by law.

(iii)  Neither the Seller nor GM Financial will be required to produce personally identifiable customer information for purposes of any mediation or arbitration. The existence and details of any unresolved Repurchase Request, any informal meetings, mediations or arbitration proceedings, the nature and amount of any relief sought or granted, any offers or statements made and any discovery taken in the proceeding will be confidential, privileged and inadmissible for any purpose in any other mediation, arbitration, litigation or other proceeding. The parties will keep this information confidential and will not disclose or discuss it with any third party (other than a party’s attorneys, experts, accountants and other advisors, as reasonably required in connection with the mediation or arbitration proceeding under this Section 3.13), except as required by law, regulatory requirement or court order. If a party to a mediation or arbitration proceeding receives a subpoena or other request for information from a third party (other than a governmental regulatory body) for confidential information of the other party to the mediation or arbitration proceeding, the recipient will promptly notify the other party and will provide the other party with the opportunity to object to the production of its confidential information.

ARTICLE IV

Administration and Servicing of Receivables

SECTION 4.1.  Duties of the Servicer. The Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by the Servicer under this Agreement. The Servicer agrees that its servicing of the Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail installment sale contracts or promissory notes and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others. In performing such duties, so long as GM Financial is the Servicer, it shall substantially comply with the Servicing Policies and Procedures. The Servicer’s duties shall include, without limitation, collecting and posting all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment invoices to Obligors, reporting any required tax information to Obligors, monitoring the Collateral, accounting for collections and furnishing monthly and annual statements to the Trust Collateral Agent and the Trustee with respect to distributions, and performing the other duties specified herein.

The Servicer, or if GM Financial is no longer the Servicer, GM Financial, at the request of the Servicer, shall also administer and enforce all rights and responsibilities of the holder of the

Receivables provided for in the Dealer Agreements (and shall maintain possession of the Dealer Agreements, to the extent it is necessary to do so), the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trust to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except in accordance with the Servicer’s customary practices.

The Servicer is hereby authorized to commence, in its own name or in the name of the Trust, a legal proceeding to enforce a Receivable pursuant to Section 4.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Trust shall thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust to execute and deliver in the Servicer’s name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Trust Collateral Agent and the Owner Trustee shall furnish the Servicer with any limited powers of attorney and other documents which the Servicer may reasonably request and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

As set forth in Section 9.3, in the event the Servicer fails to perform its obligations hereunder, the successor Servicer shall be responsible for the Servicer’s duties in this Agreement as if it were the Servicer, provided that the successor Servicer shall not be liable for the Servicer’s breach of its obligations.

SECTION 4.2.  Collection of Receivable Payments; Modifications of Receivables.

(a)  Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies and the Other Conveyed Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto, including directing the Issuer to sell the Receivables pursuant to Section 4.3(c). The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

(b)  The Servicer may grant extensions, rebates, deferrals, amendments, modifications or adjustments with respect to any Receivable in accordance with its Servicing Policies and Procedures; provided, however, that if the Servicer (i) extends a Receivable beyond the Collection Period immediately preceding the latest Final Scheduled Distribution Date, or (ii) reduces the Amount Financed or APR with respect to any Receivable, it will repurchase such Receivable in the manner provided in Section 3.2 if such change in the Receivable would materially and adversely affect the interests of the Noteholders, unless the Servicer is required to take such action by law (including, without limitation, by the Servicemembers Civil Relief Act) or court order.

(c)  Subject to the proviso of the first sentence in Section 4.2(b), the Servicer or its Affiliates may engage in any marketing practice or promotion of any sale of any products, goods or services to Obligors with respect to the Receivables so long as such practices, promotions or sales are offered to obligors of comparable motor vehicle receivables serviced by the Servicer for itself and others, whether or not such practices, promotions or sales might result in a decrease in the aggregate amount of payments on the Receivables, prepayments or faster or slower timing of the payment of the Receivables.

(d)  The Servicer shall remit all payments by or on behalf of the Obligors received directly by the Servicer to the Collection Account as soon as practicable, but in no event later than the second Business Day after receipt thereof; provided, however, that if the Monthly Remittance Condition is satisfied, then the Servicer shall not be required to deposit into the Collection Account all payments by or on behalf of the Obligors received directly by the Servicer until noon, New York City time, on the Business Day prior to the Distribution Date immediately following receipt thereof. For purposes of the preceding sentence, “receipt” of a payment shall mean the initial deposit thereof in the Servicer’s bank account.

(e)  [Reserved]

(f)  GM Financial shall not cause or permit the substitution of the Financed Vehicle relating to a Receivable unless: (i) the substitution is a replacement of the Financed Vehicle originally financed under the related Receivable; (ii) the Financed Vehicle originally financed under the related Receivable was either (x) insured under an Insurance Policy as required under Section 4.4(a) at the time of a casualty loss that is treated as a total loss under such Insurance Policy, (y) deemed to be a “lemon” pursuant to applicable State law and repurchased by the related Dealer or (z) the subject of an order by a court of competent jurisdiction directing GM Financial to substitute another vehicle under the related Receivable; (iii) the related Receivable is not more than thirty (30) days delinquent; (iv) the Obligor is deemed to be in “good standing” by the Servicer and is not in breach of any requirement under the related Receivable; (v) the replacement Financed Vehicle has a book value (N.A.D.A.) at least equal to the book value (N.A.D.A.) of the Financed Vehicle that is being replaced, measured immediately before the casualty loss or replacement by the Dealer and (vi) as of the date of such substitution, the replacement Financed Vehicle’s mileage is no greater than the mileage on the Financed Vehicle that is being replaced; provided, however, that if the substitution is made pursuant to clause (ii)(z), above, clauses (iii) through (vi) inclusive, shall not be applicable. GM Financial shall not cause or permit the substitution of Financed Vehicles relating to Receivables having an original aggregate Principal Balance greater than 2% of the Original Pool Balance (the “Substitution Limit”). In the event that the Substitution Limit is exceeded for any reason, (i) GM Financial shall, on or before the next following Accounting Date, repurchase a sufficient number of such Receivables to cause the aggregate original Principal Balances of such Receivables to be less than the Substitution Limit or (ii) if GM Financial is not the Servicer and the Servicer has caused substitutions to be made hereunder pursuant to the circumstances described in clause (ii)(x), above, the Servicer shall, on or before the next following Accounting Date, repurchase a sufficient number of such Receivables to cause the aggregate original Principal Balances of such Receivables to be less than the Substitution Limit.

SECTION 4.3.  Realization upon Receivables.

(a)  In addition to the Servicer’s ability to direct the Issuer to sell Receivables pursuant to Section 4.3(c), and consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable; provided, however, that the Servicer may elect not to repossess a Financed Vehicle if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance or if it instead elects to direct the Issuer to sell the Receivables pursuant to Section 4.3(c). The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it expects in its sole discretion, that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof (or, if the Monthly Remittance Condition is satisfied, by no later than noon, New York City time, on the Business Day prior to the Distribution Date immediately following receipt thereof). The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer, which amounts in reimbursement may be retained by the Servicer (and shall not be required to be deposited as provided in Section 4.2(d)) to the extent of such expenses. The Servicer shall pay on behalf of the Trust any personal property taxes assessed on repossessed Financed Vehicles. The Servicer shall be entitled to reimbursement of any such tax from Net Liquidation Proceeds with respect to such Receivable.

(b)  If the Servicer, or if GM Financial is no longer the Servicer, GM Financial at the request of the Servicer, elects to commence a legal proceeding to enforce a Dealer Agreement or

Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Trust to the Servicer, or to GM Financial at the request of the Servicer, of the rights under such Dealer Agreement or Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer or GM Financial, as appropriate, may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment, the Owner Trustee and/or the Trust Collateral Agent, at GM Financial’s expense, or the Seller, at the Seller’s expense, shall take such steps as the Servicer deems reasonably necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or the name of the Seller or of the Trust and the Owner Trustee and/or the Trust Collateral Agent for the benefit of the Noteholders. All amounts recovered shall be remitted directly by the Servicer as provided in Section 4.2(d).

(c)  Consistent with the standards, policies and procedures required by this Agreement, the Servicer may use its best efforts to locate a third-party purchaser that is not affiliated with the Servicer, the Seller or the Issuer to purchase from the Issuer any Receivable that has become more than sixty (60) days delinquent, and shall have the right to direct the Issuer to sell any such Receivable to the third-party purchaser; provided, that no more than 20% of the number of Receivables in the pool as of the Cutoff Date may be sold by the Issuer pursuant to this Section 4.3(c) in the aggregate; provided further, that the Servicer may elect to not direct the Issuer to sell a Receivable that has become more than sixty (60) days delinquent if in its good faith judgment the Servicer determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. In selecting Receivables to be sold to a third-party purchaser pursuant to this Section 4.3(c), the Servicer shall use commercially reasonable efforts to locate purchasers for the most delinquent Receivables first. In any event, the Servicer shall not use any procedure in selecting Receivables to be sold to third-party purchasers which is materially adverse to the interest of the Noteholders. The Issuer shall sell each Sold Receivable for the greatest market price possible; provided, however, that aggregate Sale Amounts received by the Issuer for all Receivables sold to a single third-party purchaser on a single date must be at least equal to the sum of the Minimum Sale Prices for all such Receivables. The Servicer shall remit or cause the third-party purchaser to remit all sale proceeds from the sale of Receivables to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof.

SECTION 4.4.  Insurance.

(a)  The Servicer shall require, in accordance with the Servicing Policies and Procedures, that each Financed Vehicle be insured by the related Obligor under the Insurance Policies referred to in paragraph 18 of Schedule B-1 hereto. Each Receivable requires the Obligor to maintain such physical loss and damage insurance, naming GM Financial or an Originating Affiliate (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) and its successors and assigns as additional insureds, and certain Receivables permit the holder of such Receivable to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle which satisfies the conditions set forth in such paragraph 18 (including, without limitation, during the repossession of such Financed Vehicle) the

Servicer may enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical loss and damage insurance in accordance with the Servicing Policies and Procedures. The Servicer may maintain a vendor’s single interest or other collateral protection insurance policy with respect to all Financed Vehicles (“Collateral Insurance”) which policy shall by its terms insure against physical loss and damage in the event any Obligor fails to maintain physical loss and damage insurance with respect to the related Financed Vehicle. The Servicer shall cause itself or an Originating Affiliate, and may cause the Trust Collateral Agent (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction), to be named as named insured under all policies of Collateral Insurance. Costs incurred by the Servicer in maintaining such Collateral Insurance shall be paid by the Servicer.

(b)  The Servicer may, if an Obligor fails to obtain or maintain a physical loss and damage Insurance Policy, obtain insurance with respect to the related Financed Vehicle and advance on behalf of such Obligor, as required under the terms of the Insurance Policy, the premiums for such insurance (such insurance being referred to herein as “Force-Placed Insurance”). All policies of Force-Placed Insurance shall be endorsed with clauses providing for loss payable to the Servicer. Any cost incurred by the Servicer in maintaining such Force-Placed Insurance shall only be recoverable out of premiums paid by the Obligors or Net Liquidation Proceeds with respect to the Receivable, as provided in Section 4.4(c).

(c)  In connection with any Force-Placed Insurance obtained hereunder, the Servicer may, in the manner and to the extent permitted by applicable law, require the Obligors to repay the entire premium to the Servicer. In no event shall the Servicer include the amount of the premium in the Amount Financed under the Receivable. For all purposes of this Agreement, the Insurance Add-On Amount with respect to any Receivable having Force-Placed Insurance will be treated as a separate obligation of the Obligor and will not be added to the Principal Balance of such Receivable, and amounts allocable thereto will not be available for distribution on the Notes and the Certificate. The Servicer shall retain and separately administer the right to receive payments from Obligors with respect to Insurance Add-On Amounts or rebates of Forced-Placed Insurance premiums. If an Obligor makes a payment with respect to a Receivable having Force-Placed Insurance, but the Servicer is unable to determine whether the payment is allocable to the Receivable or to the Insurance Add-On Amount, the payment shall be applied first to any unpaid Scheduled Receivables Payments and then to the Insurance Add-On Amount. Net Liquidation Proceeds on any Receivable will be used first to pay the Principal Balance and accrued interest on such Receivable and then to pay the related Insurance Add-On Amount. If an Obligor under a Receivable with respect to which the Servicer has placed Force-Placed Insurance fails to make scheduled payments of such Insurance Add-On Amount as due, and the Servicer has determined that eventual payment of the Insurance Add-On Amount is unlikely, the Servicer may, but shall not be required to, purchase such Receivable from the Trust for the Purchase Amount on any subsequent Determination Date. Any such Receivable, and any Receivable with respect to which the Servicer has placed Force-Placed Insurance which has been paid in full (excluding any Insurance Add-On Amounts) will be assigned to the Servicer.

(d)  The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Issuer and/or the Trust Collateral Agent, at the Servicer’s expense, or the Seller, at the Seller’s expense, shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Trust and the Owner Trustee and/or the Trust Collateral Agent for the benefit of the Noteholders.

SECTION 4.5.  Maintenance of Security Interests in Vehicles.

(a)  Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Trust as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including, but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Trust Collateral Agent hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Trust as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust is insufficient, without a notation on the related Financed Vehicle’s certificate of title, or without fulfilling any additional administrative requirements under the laws of the State in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the Servicer hereby agrees that the designation of GM Financial or an Originating Affiliate (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as the secured party on the Lien Certificate is in its capacity as Servicer as agent of the Trust.

(b)  Upon the occurrence of a Servicer Termination Event, the Servicer or the successor Servicer (if no successor Servicer has been appointed, then the Trust Collateral Agent) shall take or cause to be taken such action as may, in the Opinion of Counsel to the Majority Noteholders, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the Opinion of Counsel to the Majority Noteholders, be necessary or prudent.

GM Financial hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. GM Financial hereby appoints the Trust Collateral Agent as its attorney-in-fact to take any and all steps required to be performed by GM Financial pursuant to this Section 4.5(b) (it being understood that and agreed that the Trust Collateral Agent shall have no obligation to take such steps with respect to all perfection or reperfection, except as pursuant to the Basic Documents to which it is a party and to which GM Financial has paid all expenses), including execution of Lien Certificates or any other documents in the name and stead of GM Financial (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction), and the Trust Collateral Agent hereby accepts such appointment.

SECTION 4.6.  Covenants of Servicer. By its execution and delivery of this Agreement, the Servicer makes the following covenants on which the Trust Collateral Agent relies in accepting the Receivables and on which the Trustee relies in authenticating the Notes.

(a)  The Servicer covenants as follows:

(i)  Liens in Force. The Financed Vehicle securing each Receivable shall not be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein;

(ii)  No Impairment. The Servicer shall do nothing to impair the rights of the Trust or the Noteholders in the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies or the Other Conveyed Property except as otherwise expressly provided herein;

(iii)  No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.2; and

(iv)  Restrictions on Liens. The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables except for the Lien in favor of the Trust Collateral Agent for the benefit of the Noteholders and the restrictions on transferability imposed by this Agreement or (B) sign or file under the UCC of any jurisdiction any financing statement which names GM Financial or the Servicer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Trust Collateral Agent, for the benefit of the Noteholders.

SECTION 4.7.  Purchase of Receivables Upon Breach of Covenant. Upon discovery by any of the Servicer, a Responsible Officer of the Trust Collateral Agent, the Owner Trustee or a Responsible Officer of the Trustee of a breach of any of the covenants set forth in Sections 3.4, 3.5, 3.6, 4.5(a) or 4.6 that materially and adversely affects the interests of the Noteholders in any Receivable (including any Liquidated Receivable), the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any obligation of GM Financial as Servicer under this Section. As of the second Accounting Date following its discovery or receipt of notice of any breach of any covenant set forth in Sections 3.4, 3.5, 3.6, 4.5(a) or 4.6 which materially and adversely affects the interests of the Noteholders in any Receivable (including any Liquidated Receivable) (or, at GM Financial’s election, the first Accounting Date so following) or the related Financed Vehicle, GM Financial shall, unless such breach shall have been cured in all material respects, purchase from the Trust the Receivable affected by such breach and, on the related Determination Date, GM Financial shall pay the related Purchase Amount. It is understood and agreed that the obligation of GM Financial to purchase any Receivable (including any Liquidated Receivable) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against GM Financial for such breach available to the Noteholders, the Issuer, the Owner Trustee or the Trust Collateral Agent; provided, however, that GM Financial shall indemnify the Trust, the Owner Trustee, the Trust Collateral Agent, the Trustee and the Noteholders from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel (which shall include any reasonable fees and expenses of counsel incurred by any indemnified party to enforce such indemnification obligation), which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to such breach. Notwithstanding anything to the contrary contained herein, GM Financial, in its capacities as sponsor and servicer, will not be required to repurchase Receivables due solely to the Servicer’s not having received Lien Certificates that have been properly applied for from the Registrar of Titles in the applicable States for such Receivables.

SECTION 4.8.  Total Servicing Fee; Payment of Certain Expenses by Servicer. On each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Base Servicing Fee and any Supplemental Servicing Fee for the related Collection Period (together, the “Servicing Fee”) pursuant to Section 5.7. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports made by the Servicer to the Noteholders and all other fees and expenses of the Owner Trustee, the Trust Collateral Agent or the Trustee; provided, however, the Servicer shall not be required to pay taxes levied or assessed against the Trust or claims against the Trust in respect of indemnification unless such taxes and claims are expressly stated to be for the account of GM Financial). The Servicer shall be liable for the fees and expenses of the Owner Trustee, the Trust Collateral Agent, the Trustee, the Custodian and the Independent Accountants. Notwithstanding the foregoing, if the Servicer shall not be GM Financial, a successor to GM Financial as Servicer permitted by Section 9.3 shall not be liable for taxes levied or assessed against the Trust or claims against the Trust in respect of indemnification, or the fees and expenses referred to above.

SECTION 4.9.  Servicer’s Certificate and Asset-Level Information.

(a)  Servicer’s Certificate. No later than noon Eastern time on each Determination Date, the Servicer shall deliver (electronic delivery being acceptable) to the Trustee, the Owner Trustee and the Trust Collateral Agent the monthly Servicer’s Certificate. The Servicer will also deliver the Servicer’s Certificate to each Rating Agency on the same date the Servicer’s Certificate is publicly available (provided that if the Servicer’s Certificate is not made publicly available, the Servicer will deliver it to each Rating Agency no later than the twenty-fifth (25th) of each month (or if not a Business Day, the next succeeding Business Day)). Each Servicer’s Certificate will be executed by a Responsible Officer of the Servicer and contain among other things: (i) all information necessary to enable the Trust Collateral Agent to make the distributions required by Sections 5.7(a) and 5.7(b), (ii) the aggregate Principal Balances of all Purchased Receivables and Sold Receivables purchased by the Servicer or sold by the Issuer as of the related Accounting Date, identifying the number of Receivables so purchased by the Servicer or sold by the Issuer, (iii) all information necessary to enable the Trust Collateral Agent to make such statements available to Noteholders as required by Section 5.9 and (iv) solely in the case of the first monthly Servicer’s Certificate, the disclosure required by Rule 4(c)(1)(ii) of Regulation RR, 17 C.F.R. § 246.1, et seq. (the “Credit Risk Retention Rules”).

(b)  Asset-Level Information. On or before the fifteenth (15th) day following each Distribution Date, the Servicer will prepare a Form ABS-EE, including an asset data file and asset-related document containing the asset-level information for each Receivable for the prior Collection Period as required by Item 1A of Form 10-D.

SECTION 4.10.  Annual Statement as to Compliance, Notice of Servicer Termination Event.

(a)  To the extent required by Section 1123 of Regulation AB, the Servicer shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent and each Rating Agency, on or before March 31 (or ninety (90) days after the end of the Issuer’s fiscal year, if other than December 31) of each year (regardless of whether the Seller has ceased filing reports under the Exchange Act), beginning on March 31, 2026, an Officer’s Certificate signed by any Responsible Officer of the Servicer, dated as of December 31 of the previous calendar year, stating that (i) a review of the activities of the Servicer during the preceding calendar year (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer’s supervision, and (ii) to such officer’s knowledge, based on such review, the Servicer has fulfilled in all material respects all its obligations under this Agreement throughout such period, or, if there has been a failure to fulfill any such obligation in any material respect, identifying each such failure known to such officer and the nature and status of such failure.

(b)  The Seller or the Servicer shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Servicer or the Seller (as applicable) and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer’s Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under any clause of Section 9.1.

(c)  The Servicer will deliver to the Issuer, on or before March 31 of each year, beginning on March 31, 2026, a report regarding the Servicer’s assessment of compliance with certain minimum servicing criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

(d)  To the extent required by Regulation AB, the Servicer will cause any affiliated servicer or any other party deemed to be participating in the servicing function pursuant to Item 1122 of Regulation AB to provide to the Issuer, on or before March 31 of each year, beginning on March 31, 2026, a report regarding such party’s assessment of compliance with certain minimum servicing criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

(e)  The Bank of New York Mellon acknowledges, in its capacity as Trust Collateral Agent under this Agreement and in its capacity as Trustee under the Basic Documents, that to the extent it is deemed to be participating in the servicing function pursuant to Item 1122 of Regulation AB, it will take any such action as outlined in the Item 1122 Letter Agreement to ensure compliance with the requirements of Section 4.10(d) and Section 4.11(b) hereof and with Item 1122 of Regulation AB. Such required documentation will be delivered to the Servicer by March 15 of each calendar year.

SECTION 4.11.  Annual Independent Public Accountants’ Reports.

(a)  The Servicer shall cause a firm of nationally recognized independent certified public accountants (the “Independent Accountants”), who may also render other services to the

Servicer or its Affiliates, to deliver to the Trustee, the Owner Trustee and the Trust Collateral Agent, on or before March 31 (or ninety (90) days after the end of the Issuer’s fiscal year, if other than December 31) of each year, beginning on March 31, 2026, a report, dated as of December 31 of the preceding calendar year, addressed to the board of directors of the Servicer, providing its attestation report on the servicing assessment delivered pursuant to Section 4.10(c), including disclosure of any material instance of non-compliance, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB. Such attestation will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

(b)  Each party required to deliver an assessment of compliance described in Section 4.10(d) shall cause Independent Accountants, who may also render other services to such party or its Affiliates, to deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent and the Servicer, on or before March 31 (or ninety (90) days after the end of the Issuer’s fiscal year, if other than December 31) of each year, beginning on March 31, 2026, a report, dated as of December 31 of the preceding calendar year, addressed to the board of directors of such party, providing its attestation report on the servicing assessment delivered pursuant to Section 4.10(d), including disclosure of any material instance of non-compliance, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB. Such attestation will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

(c)  The Servicer shall cause a firm of Independent Accountants, who may also render other services to the Servicer or to the Seller, (1) to deliver to the Trustee, the Owner Trustee and the Trust Collateral Agent, on or before April 30 (or one hundred twenty (120) days after the end of the Servicer’s fiscal year, if other than December 31) of each year, beginning on April 30, 2026, with respect to the twelve (12) months ended the immediately preceding December 31 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate (which period shall not be less than six (6) months)), a copy of the Form 10-K filed with the Commission for General Motors Financial Company, Inc., which filing includes a statement that such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; provided, however, that to the extent that the Servicer or an Affiliate of the Servicer makes such information publicly available, the requirement under this Section 4.11(c) shall be deemed satisfied, and (2) upon request of the Trustee, the Owner Trustee or the Trust Collateral Agent, to issue an acknowledgement to the effect that such firm has audited the books and records of General Motors Financial Company, Inc., in which the Servicer is included as a consolidated subsidiary, and issued its report pursuant to item (1) of this Section and that the accounting firm is independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants

SECTION 4.12.  Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Trustee, the Owner Trustee and the Trust Collateral Agent reasonable access to the documentation regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

ARTICLE V

Trust Accounts; Distributions; Statements to Noteholders

SECTION 5.1.  Establishment of Trust Accounts.

(a)  (i)  The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Collection Account shall initially be established with the Trust Collateral Agent.

(ii)  The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the “Note Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Note Distribution Account shall initially be established with the Trust Collateral Agent.

(iii)  The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Reserve Account shall initially be established with the Trust Collateral Agent.

(b)  Funds on deposit in the Collection Account, the Reserve Account and the Note Distribution Account (collectively, the “Trust Accounts”) shall be invested by the Trust Collateral Agent (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise). Absent receipt of such written investment direction from the Servicer, funds on deposit in the Trust Accounts shall be held uninvested. All such Eligible Investments shall be held by or on behalf of the Trust Collateral Agent for the benefit of the Noteholders. Other than as permitted by the Rating Agencies, funds on deposit in any Trust Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Distribution Date. All Eligible Investments will be held to maturity. Each institution at which the relevant Trust Account is maintained shall invest the funds therein as directed in writing by the Servicer in Eligible Investments. The Servicer acknowledges that upon its written request and at no additional cost, it has the right to receive notification after the completion of each such investment or the Trust Collateral Agent’s receipt of a broker confirmation. The Servicer agrees that such notifications will not be provided by the Trust Collateral Agent hereunder, and the Trust Collateral Agent shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity. No statement need be made available if no activity has occurred in the relevant Trust Account during such period.

(c)  All Investment Earnings of moneys deposited in each Trust Account shall be deposited (or caused to be deposited) in the Collection Account on each Distribution Date by the Trust Collateral Agent and applied as Available Funds on such Distribution Date, and any loss resulting from such investments shall be charged to the related Trust Account. The Servicer will not direct the Trust Collateral Agent to make any investment of any funds held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Trust Collateral Agent to make any such investment, if requested by the Trust Collateral Agent, the Servicer shall deliver to the Trust Collateral Agent an Opinion of Counsel, acceptable to the Trust Collateral Agent, to such effect.

(d)  The Trust Collateral Agent shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trust Collateral Agent’s negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Trust Collateral Agent, in its commercial capacity as principal obligor and not as Trust Collateral Agent or as Trustee, in accordance with their terms.

(e)  If (i) the Servicer shall have failed to give investment directions in writing for any funds on deposit in the Trust Accounts to the Trust Collateral Agent by 1:00 p.m. Eastern Time (or such other time as may be agreed by the Issuer and the Trust Collateral Agent) on any Business Day; or (ii) a Default or Event of Default shall have occurred and is continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or received from the Trust Property are being applied as if there had not been such a declaration; then the Trust Collateral Agent shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in accordance with the instructions outlined in the most recent investment direction letter between the Servicer and the Trust Collateral Agent.

(f)  (i)  The Trust Collateral Agent shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof for the benefit of the Noteholders and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Trust Collateral Agent for the benefit of the Noteholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Trust Collateral Agent (or the Servicer on its behalf) shall within five (5) Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts are not accounts with the Trust Collateral Agent, the Servicer shall notify the Trust Collateral Agent in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

(ii)  With respect to the Trust Account Property, the Trust Collateral Agent agrees that:

(A)  any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts; and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Trust Collateral Agent, and the Trust Collateral Agent shall have sole signature authority with respect thereto;

(B)  any Trust Account Property that constitutes Physical Property shall be delivered to the Trust Collateral Agent in accordance with paragraph (a) of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Trust Collateral Agent or a securities intermediary (as such term is defined in Section 8-102(14) of the UCC) acting solely for the Trust Collateral Agent;

(C)  the “securities intermediary’s jurisdiction” for purposes of Section 8-110 of the UCC shall be the State of New York;

(D)  any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Trust Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;

(E)  any Trust Account Property that is an “uncertificated security” or a “security entitlement” under Article 8 of the UCC and that is not governed by clause (D) above shall be delivered to the Trust Collateral Agent in accordance with paragraph (c) or (d), if applicable, of the definition of “Delivery” and shall be maintained by the Trust Collateral Agent, pending maturity or disposition, through continued registration of the Trust Collateral Agent’s (or its nominee’s) ownership of such security; and

(F)  any cash that is Trust Account Property shall be considered a “financial asset” under Article 8 of the UCC.

(g)  The Servicer shall have the power to instruct the Trust Collateral Agent to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer and the Trust Collateral Agent to carry out their respective duties hereunder.

SECTION 5.2.  [Reserved]

SECTION 5.3.  Certain Reimbursements to the Servicer. The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to Section 5.7(a)(i) upon certification by the Servicer of such amounts and the provision of such information to the Trust Collateral Agent. The Servicer will additionally be entitled to receive from amounts on deposit in the Collection Account with respect to a Collection Period any amounts paid by Obligors that do not relate to (i) principal and interest payments due on the Receivables and (ii) any fees or expenses related to extensions due on the Receivables.

SECTION 5.4.  Application of Collections. All collections for the Collection Period shall be applied by the Servicer as follows:

(a)  With respect to each Receivable (other than a Purchased Receivable or a Sold Receivable), payments by or on behalf of the Obligor, (other than Supplemental Servicing Fees with respect to such Receivable, to the extent collected) shall be applied to interest and principal in accordance with the Simple Interest Method.

(b)  All amounts collected that are payable to the Servicer as Supplemental Servicing Fees hereunder shall be deposited in the Collection Account and paid to the Servicer in accordance with Section 5.7(a).

SECTION 5.5.  [Reserved]

SECTION 5.6.  Additional Deposits.

(a)  The Servicer and the Seller, as applicable, shall deposit or cause to be deposited in the Collection Account on the Determination Date on which such obligations are due the aggregate Purchase Amount with respect to Purchased Receivables and the aggregate Sale Amounts with respect to Sold Receivables.

(b)  The proceeds of any purchase or sale of the assets of the Trust described in Section 10.1 shall be deposited in the Collection Account.

SECTION 5.7.  Distributions.

(a)  On each Distribution Date, the Trust Collateral Agent shall (based solely on the information contained in the Servicer’s Certificate delivered with respect to the related Determination Date) apply or cause to be applied the sum of (x) the Available Funds (after withdrawing amounts deposited in error and Liquidation Proceeds relating to Purchased Receivables) for the related Collection Period plus (y) the Reserve Account Withdrawal Amount for such Distribution Date (such sum, the “Total Available Funds”) to distribute the following amounts from the Collection Account unless otherwise specified, to the extent of the sources of funds stated to be available therefor, and in the following order of priority:

(i)  to the Servicer, (1) the Base Servicing Fee for the related Collection Period, (2) any Supplemental Servicing Fees for the related Collection Period, (3) any amounts specified in Section 5.3 and (4), to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to Section 5.3, and to the extent not retained by the Servicer, to pay to GM Financial any amounts paid by Obligors during the preceding calendar month that did not relate to (x) principal and interest payments due on the Receivables and (y) any fees or expenses related to extensions due on the Receivables;

(ii)  on a pro rata basis, to each of the Trustee, the Trust Collateral Agent, the Asset Representations Reviewer and the Owner Trustee, their respective accrued and unpaid fees, expenses and indemnities (in each case, to the extent such fees, expenses or indemnities have not been previously paid by the Servicer, and provided that such fees, expenses and indemnities shall not exceed (x) $100,000 in the aggregate in any calendar year to the Owner Trustee, (y) $100,000 in the aggregate in any calendar year to the Trust Collateral Agent and the Trustee and (z) $200,000 in the aggregate in any calendar year to the Asset Representations Reviewer);

(iii) to the Note Distribution Account for distribution to the Class A Noteholders, pari passu, the Noteholders’ Interest Distributable Amount for the Class A Notes for such Distribution Date;

(iv) to the Note Distribution Account, for distribution as provided in paragraph (b) below, the First Priority Principal Distribution Amount;

(v) to the Note Distribution Account for distribution to the Class B Noteholders, the Noteholders’ Interest Distributable Amount for the Class B Notes for such Distribution Date;

(vi) to the Note Distribution Account, for distribution as provided in paragraph (b) below, the Second Priority Principal Distribution Amount;

(vii) to the Note Distribution Account for distribution to the Class C Noteholders, the Noteholders’ Interest Distributable Amount for the Class C Notes for such Distribution Date;

(viii) to the Note Distribution Account, for distribution as provided in paragraph (b) below, the Third Priority Principal Distribution Amount;

(ix) to the Reserve Account, the Reserve Account Deposit Amount for such Distribution Date;

(x) to the Note Distribution Account, for distribution as provided in paragraph (b) below, the Noteholders’ Principal Distributable Amount;

(xi) on a pro rata basis, to pay each of the Trustee, the Owner Trustee, the Trust Collateral Agent and the Asset Representations Reviewer any fees, expenses and indemnities then due to such party that are in excess of the related cap or annual limitation specified in clause (ii) above; and

(xii) to the Certificate Distribution Account for distribution to the Certificateholder in accordance with the Trust Agreement, the aggregate amount remaining in the Collection Account.

On any Distribution Date with respect to which no Servicer’s Certificate was delivered, to the extent there are Available Funds in the Collection Account, the Trust Collateral Agent will make payments of the Noteholders’ Interest Distributable Amounts described in (iii), (v) and (vii) above.

(b)  On each Distribution Date, the Trust Collateral Agent shall apply or cause to be applied the aggregate of the amounts described in clause (iv), (vi), (viii) and (x) of paragraph (a) above on that Distribution Date in the following order of priority:

(i) to the Class A-1 Noteholders in reduction of the remaining principal amount of the Class A-1 Notes, until the Outstanding Amount thereof has been reduced to zero;

(ii) to the Class A-2 Noteholders in reduction of the remaining principal amount of the Class A-2 Notes, until the Outstanding Amount thereof has been reduced to zero, pro rata to the Class A-2-A Notes and Class A-2-B Notes based on their respective Outstanding Amounts;

(iii) to the Class A-3 Noteholders in reduction of the remaining principal amount of the Class A-3 Notes, until the Outstanding Amount thereof has been reduced to zero;

(iv) to the Class A-4 Noteholders in reduction of the remaining principal amount of the Class A-4 Notes, until the Outstanding Amount thereof has been reduced to zero;

(v) to the Class B Noteholders in reduction of the remaining principal amount of the Class B Notes, until the Outstanding Amount thereof has been reduced to zero; and

(vi) to the Class C Noteholders in reduction of the remaining principal amount of the Class C Notes, until the Outstanding Amount thereof has been reduced to zero;

provided, however, that, (A) following an acceleration of the Notes pursuant to the Indenture, (B) the occurrence of an Event of Default pursuant to Sections 5.1(a), 5.1(b) or 5.1(d) of the Indenture or (C) the receipt of Insolvency Proceeds pursuant to Section 10.1(b), the Total Available Funds and amounts deposited in the Note Distribution Account (including any such Insolvency Proceeds) shall be paid to the Noteholders pursuant to Section 5.6(a) of the Indenture.

(c)  In the event that the Collection Account is maintained with an institution other than the Trust Collateral Agent, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to Sections 5.7(a) and 5.7(b) on the related Distribution Date.

(d)  In the event that any withholding tax is imposed on the Trust’s payment (or allocations of income) to a Noteholder, such tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section 5.7. The Trust Collateral Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any tax attributable to the Trust (but such authorization shall not prevent the Trust Collateral Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Noteholder), the Trust Collateral

Agent may in its sole discretion withhold such amounts in accordance with this clause (d). In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Trust Collateral Agent shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Trust Collateral Agent for any out-of-pocket expenses (including legal fees and expenses) incurred.

(e)  Distributions required to be made to Noteholders on any Distribution Date shall be made to each Noteholder of record on the preceding Record Date either by (i) wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefore, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Distribution Date and such Holder’s Notes in the aggregate evidence a denomination of not less than $1,000,000 or (ii) by check mailed to such Noteholder at the address of such holder appearing in the Note Register. Notwithstanding the foregoing, the final distribution in respect of any Note (whether on the Final Scheduled Distribution Date or otherwise) will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to Section 2.4 of the Indenture.

(f)  Subject to Section 5.1 and this Section, monies received by the Trust Collateral Agent hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Trust Collateral Agent shall not be liable for any interest thereon.

SECTION 5.8.  Reserve Account.

(a)  On the Closing Date, the Seller shall deposit the Specified Reserve Balance into the Reserve Account. Amounts held from time to time in the Reserve Account shall be held by the Trust Collateral Agent for the benefit of the Noteholders.

(b)  The Seller may, from time to time after the date hereof, request each Rating Agency to approve a formula for determining the Specified Reserve Balance that is different from the formula set forth herein, which may result in a decrease in the amount of the Specified Reserve Balance or change the manner by which the Reserve Account is funded. Notwithstanding any other provision of this Agreement, the use of such new formula will be deemed to be approved upon the satisfaction of the Rating Agency Condition with respect to the use of such new formula, and the Specified Reserve Balance will be determined in accordance with such new formula and this Agreement will be amended to reflect such new formula without the consent of any Noteholder.

(c)  On each Distribution Date, the Servicer shall instruct the Trust Collateral Agent (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date) (A) if the amount on deposit in the Reserve Account (without taking into account any amount on deposit in the Reserve Account representing net Investment Earnings) is less than the Specified Reserve Balance, in which case the Trust Collateral Agent shall, after payment of any amounts required to be distributed pursuant to clauses (i) through (viii) of Section 5.7(a) deposit in the Reserve Account the Reserve Account Deposit Amount pursuant to Section 5.7(a)(ix), and (B) if the amount on deposit in the Reserve Account, after giving effect to all other deposits thereto and withdrawals therefrom to be made on such Distribution Date is greater than the Specified Reserve Balance, in which case the Trust Collateral Agent shall distribute the amount of such excess as part of Available Funds on such Distribution Date.

(d)  On each Distribution Date, the Servicer shall instruct the Trust Collateral Agent (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date) to withdraw the Reserve Account Withdrawal Amount from the Reserve Account and deposit such amounts in the Collection Account to be included as Total Available Funds for that Distribution Date.

(e)  Amounts properly transferred to the Certificate Distribution Account for payment to the Certificateholder pursuant to this Agreement shall not be available to the Trust Collateral Agent or the Trust for the purpose of making deposits to the Reserve Account, or making payments to the Noteholders, nor shall the Certificateholder be required to refund any amount properly received by them.

SECTION 5.9.  Statements to Noteholders.

(a)  On or prior to each Distribution Date, the Trust Collateral Agent shall make available to each Noteholder of record a statement setting forth at least the following information as to the Notes solely to the extent such information has been received from the Servicer pursuant to Section 4.9:

(i)  the amount of such distribution allocable to principal of each Class of Notes;

(ii)  the amount of such distribution allocable to interest on or with respect to each Class of Notes;

(iii)  the required Reserve Account Withdrawal Amount or any excess released from the Reserve Account and included in Available Funds;

(iv)  the Pool Balance and Adjusted Pool Balance as of the close of business on the last day of the preceding Collection Period;

(v)  the aggregate Outstanding Amount of each Class of the Notes and the Note Pool Factor for each such Class after giving effect to payments allocated to principal reported under (i) above;

(vi)  the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and/or due but unpaid with respect to such Collection Period or prior Collection Periods, as the case may be;

(vii)  the Noteholders’ Interest Carryover Amount, if any, and the change in that amount from the preceding statement;

(viii)  the Yield Supplement Overcollateralization Amount as of the opening of business on the first day of the preceding Collection Period and as of the close of business on the last day of the preceding Collection Period;

(ix)  the amount of the aggregate Realized Losses, if any, for the second preceding Collection Period; and

(x)  the aggregate Purchase Amounts for Receivables, if any, that were repurchased by the Servicer or the Seller in such period.

(b)  The Trust Collateral Agent will make available each month to each Noteholder the statements referred to in Section 5.9(a) above (and certain other documents, reports and information regarding the Receivables provided by the Servicer from time to time) via the Trust Collateral Agent’s internet website, with the use of a password provided by the Trust Collateral Agent. The Trust Collateral Agent’s internet website will be located at https://getinvestorreporting.bnymellon.com or at such other address as the Trust Collateral Agent shall notify the Noteholders from time to time. For assistance with regard to this service, Noteholders can call the Trust Collateral Agent’s website assistance line at (800) 332-4550. The Trust Collateral Agent shall have the right to change the way the statements referred to in Section 5.9(a) above are distributed in order to make such distribution more convenient and/or more accessible to the parties entitled to receive such statements so long as such statements are only provided to the then current Noteholders. The Trust Collateral Agent shall provide notification of any such change to all parties entitled to receive such statements in the manner described in Section 12.3 hereof, Section 11.4 of the Indenture or Section 11.5 of the Indenture, as appropriate.

SECTION 5.10. SOFR Determination. The Issuer agrees that for so long as the Class A-2-B Notes are Outstanding, the Trust Collateral Agent shall calculate SOFR for each Interest Period in accordance with the definition of “SOFR” herein. On each SOFR Determination Date, the Trust Collateral Agent shall notify the Servicer and the Issuer by e-mail of SOFR for the related Interest Period. If an alternative benchmark rate has been adopted by GM Financial in accordance with the definition of “SOFR” herein, GM Financial shall calculate the alternative benchmark rate for each Interest Period and notify the Trust Collateral Agent, the Servicer and the Issuer by e-mail of such calculation for the related Interest Period. The adoption of any alternative benchmark rate by GM Financial shall be in its sole discretion and shall become effective without the consent of any other person (including any Noteholder). The Noteholders shall not have any right to approve or disapprove any such election by GM Financial and each Noteholder, by its acceptance of a Note, shall be deemed to waive and release any and all claims against any transaction party relating to any such election by GM Financial. All determinations of SOFR by the Trust Collateral Agent, and all determinations by GM Financial of any alternative benchmark rate, in the absence of manifest error, shall be conclusive and binding on the Noteholders. The Owner Trustee shall not have any obligation to determine SOFR, 30-day average SOFR, any SOFR Determination Date, or any SOFR Business Day and shall have no liability for any such determinations made by the Trust Collateral Agent. The Trust Collateral Agent shall have no duty, responsibility or obligation to determine any alternative benchmark rate, nor have any liability in connection therewith. Neither the Owner Trustee nor the Trust Collateral Agent shall have any obligation to determine any alternative benchmark rate adopted by GM Financial.

ARTICLE VI

[Reserved]

ARTICLE VII

The Seller

SECTION 7.1.  Representations of Seller.  The Seller makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables and on which the Trustee and the Trust Collateral Agent may rely. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture.

(a)  Schedules of Representations. The representations and warranties set forth on the Schedules of Representations attached hereto as Schedule B-1 and Schedule B-2 are true and correct.

(b)  Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property transferred to the Trust.

(c)  Due Qualification. The Seller is duly qualified to do business as a foreign corporation, is in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Seller’s ability to transfer the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform Seller’s obligations hereunder and under the Basic Documents to which the Seller is a party.

(d)  Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and the Basic Documents to which the Seller is a party and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Trust by it and has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Seller’s Basic Documents have been duly authorized by the Seller by all necessary corporate action.

(e)  Valid Sale, Binding Obligations. This Agreement effects a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Basic Documents to which the Seller is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(f)  No Violation. The consummation of the transactions contemplated by this Agreement and the Basic Documents to which the Seller is a party and the fulfillment of the terms of this Agreement and the Basic Documents to which the Seller is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

(g)  No Proceedings. There are no proceedings or investigations pending or, to the Seller’s knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any of the Basic Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (iv) seeking to adversely affect the federal income tax or other federal, State or local tax attributes of the Notes.

(h)  Solvency. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller anticipate any pending insolvency.

(i)  No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

(j)  True Sale. The Receivables are being transferred with the intention of removing them from the Seller’s estate pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

(k)  Ordinary Course of Business. The transactions contemplated by this Agreement and the Basic Documents to which the Seller is a party are in the ordinary course of the Seller’s business.

(l)  Chief Executive Office and Principal Place of Business. The chief executive office and principal place of business of the Seller is at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102.

(m)  Investment Company Act. Neither the Seller nor the Issuer is an “investment company” or a company “controlled by an investment company” within the meaning of the Investment Company Act.

SECTION 7.2.  Corporate Existence.

(a)  During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

(b)  During the term of this Agreement, the Seller shall observe the applicable legal requirements for the recognition of the Seller as a legal entity separate and apart from its Affiliates, including as follows:

(i)  the Seller shall maintain corporate records and books of account separate from those of its Affiliates;

(ii)  except as otherwise provided in this Agreement, the Seller shall not commingle its assets and funds with those of its Affiliates;

(iii)  the Seller shall hold such appropriate meetings of its board of directors, or adopt resolutions pursuant to a unanimous written consent of the board of directors, as are necessary to authorize all the Seller’s corporate actions required by law to be authorized by the board of directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

(iv)  the Seller shall at all times hold itself out to the public under the Seller’s own name as a legal entity separate and distinct from its Affiliates;

(v)  all transactions and dealings between the Seller and its Affiliates will be conducted on an arm’s length basis; and

(vi)  the Seller shall pay from its assets all obligations and Indebtedness of any kind incurred by the Seller; provided, that, a stockholder may pay fees and expenses of the Seller.

SECTION 7.3.  Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

(a)  The Seller shall indemnify, defend and hold harmless the Owner Trustee, the Issuer, the Trustee and the Trust Collateral Agent and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions or activities contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the Owner Trustee, the Trust Collateral Agent and the Trustee and except any taxes to which the Owner Trustee, the Trust Collateral Agent or the Trustee may otherwise be subject to, without regard to the transactions contemplated hereby), including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, federal or other income taxes arising out of distributions on the Notes) and costs and expenses in defending against the same.

(b)  The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trustee and the Trust Collateral Agent and the officers, directors, employees and agents thereof and the Noteholders from and against any loss, liability or expense incurred by reason of (i) the Seller’s willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller’s or the Issuer’s violation of federal or State securities laws in connection with the offering and sale of the Notes.

(c)  The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, Trustee and the Trust Collateral Agent and the officers, directors, employees and agents thereof from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misconduct, bad faith or negligence (except for errors in judgment) of the Owner Trustee, Trustee or the Trust Collateral Agent, respectively.

Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Trustee or the Trust Collateral Agent and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation (including any reasonable fees and expenses of counsel incurred by any indemnified party in connection with any action or suit brought to enforce any indemnification or other obligation under the Basic Documents). If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

SECTION 7.4.  Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1(a) shall have been breached and no Servicer Termination Event, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event shall have happened and be continuing, (ii) the Seller shall have delivered to the Owner Trustee, the Trust Collateral Agent and the Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Seller shall have delivered to the Owner Trustee, the

Trust Collateral Agent and the Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent, the Issuer and the Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

SECTION 7.5.  Limitation on Liability of Servicer, Seller and Others. The Servicer, the Seller and any of its respective directors or officers or employees or agents of the Servicer or the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. Neither the Servicer nor the Seller shall be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

SECTION 7.6.  Ownership of the Certificates or Notes. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Notes or Certificates so owned by the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Notes or Certificates; provided, however, that any Notes or Certificates owned by the Seller or any Affiliate thereof, during the time such Notes or Certificates are owned by them, shall be without voting rights for any purpose set forth in the Basic Documents. The Seller shall notify the Owner Trustee, the Trustee and the Trust Collateral Agent with respect to any other transfer of any Certificate.

ARTICLE VIII

The Servicer

SECTION 8.1.  Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture.

(a)  Representations and Warranties. The representations and warranties set forth in Schedule B-1 and Schedule B-2 are true and correct; provided, that, such representations and warranties contained therein and herein shall not apply to any entity other than GM Financial.

(b)  Organization and Good Standing. The Servicer has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement.

(c)  Due Qualification. The Servicer is duly qualified to do business as a foreign corporation, is in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification.

(d)  Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the Basic Documents to which the Servicer is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Servicer’s Basic Documents have been duly authorized by the Servicer by all necessary corporate action.

(e)  Binding Obligation. This Agreement and the Basic Documents to which the Servicer is a party shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(f)  No Violation. The consummation of the transactions contemplated by this Agreement and the Basic Documents to which the Servicer is a party, and the fulfillment of the terms of this Agreement and the Basic Documents to which the Servicer is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

(g)  No Proceedings. There are no proceedings or investigations pending or, to the Servicer’s knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or (D) seeking to adversely affect the federal income tax or other federal, State or local tax attributes of the Notes.

(h)  No Consents. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

(i)  Chief Executive Office and Principal Place of Business. The chief executive office and principal place of business of the Servicer is located at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102.

(j)  Office of Foreign Assets Control. The Servicer covenants and represents that (A) neither it nor any of its Affiliates, subsidiaries, directors or officers are the target or subject of any sanctions enforced by the U.S. government, (including, the Office of Foreign Assets Control of the U.S. Department of the Treasury), the United Nations Security Council, the European Union, HM Treasury, or other relevant sanctions authority (collectively, “Sanctions”) and (B) neither it nor any of its Affiliates, subsidiaries, directors or officers will use any payments made pursuant to this Agreement, (i) to fund or facilitate any activities of or do business with any Person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or do business with any country or territory that is the target or subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any Person.

SECTION 8.2.  Liability of Servicer; Indemnities.

(a)  The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.

(b)  The Servicer shall defend, indemnify and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, their respective officers, directors, agents and employees, and the Noteholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle.

(c)  The Servicer (when the Servicer is GM Financial) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, their respective officers, directors, agents and employees and the Noteholders from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions or activities contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Notes) and costs and expenses in defending against the same.

(d)  The Servicer (when the Servicer is not GM Financial) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, their respective officers, directors, agents and employees and the Noteholders from and against any taxes with respect to the sale of Receivables in connection with servicing hereunder that may at any time be asserted against any of such parties with respect to the transactions or activities contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Notes) and costs and expenses in defending against the same.

(e)  The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, their respective officers, directors, agents and employees and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Trustee, the Owner Trustee, the Trust Collateral Agent or the Noteholders by reason of the breach of this Agreement by the Servicer, the negligence, misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

(f)  GM Financial shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, their respective officers, directors, agents and employees and the Noteholders from and against any loss, liability or expense incurred by reason of the violation by Servicer or Seller of federal or State securities laws in connection with the registration or the sale of the Notes.

(g)  GM Financial shall indemnify the Trustee, the Owner Trustee, the Trust Collateral Agent and the respective officers, directors, agents and employees thereof against any and all loss, liability or expense, (including attorneys’ fees and expenses) incurred by each of them in connection with the acceptance or administration of the Trust and the performance of their duties under the Basic Documents other than if such loss, liability or expense was incurred by the Trustee, the Owner Trustee or the Trust Collateral Agent as a result of any such entity’s willful misconduct, bad faith or negligence (except for errors in judgment).

(h)  Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel (including any reasonable fees and expenses of counsel incurred by any indemnified party in connection with any action or suit brought to enforce any indemnification or other obligation under the Basic Documents) and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

(i)  When the Trustee or the Trust Collateral Agent incurs expenses after the occurrence of a Servicer Termination Event specified in Section 9.1(c) with respect to the Servicer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

(j)  This Section 8.2 shall survive the termination of this Agreement, or the earlier removal or resignation of the Trustee, the Trust Collateral Agent or the Owner Trustee.

SECTION 8.3.  Merger or Consolidation of, or Assumption of the Obligations of the Servicer.

GM Financial shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to GM Financial’s business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of GM Financial contained in this Agreement and shall be acceptable to the Majority Noteholders, and shall be an eligible servicer. Any corporation (a) into which GM Financial may be merged or consolidated, (b) resulting from any merger or consolidation to which GM Financial shall be a party, (c) which acquires by conveyance, transfer, or lease substantially all of the assets of GM Financial, or (d) succeeding to the business of GM Financial, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of GM Financial under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to GM Financial under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release GM Financial from any obligation. GM Financial shall provide notice of any merger, consolidation or succession pursuant to this Section to the Owner Trustee, the Trust Collateral Agent, the Noteholders and each Rating Agency. Notwithstanding the foregoing, GM Financial shall not merge or consolidate with any other Person or permit any other Person to become a successor to GM Financial’s business, unless (x) immediately after giving effect to such transaction, no covenant made pursuant to Section 4.6 shall have been breached (for purposes hereof, such covenants shall speak as of the date of the consummation of such transaction), (y) GM Financial shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Trustee and the Rating Agencies an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) GM Financial shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Trustee and the Rating Agencies an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

SECTION 8.4.  Limitation on Liability of Servicer and Others.

Neither GM Financial nor any of the directors or officers or employees or agents of GM Financial shall be under any liability to the Trust or the Noteholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect GM Financial or any such Person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties; provided, further, that this provision shall not affect any liability to indemnify the Trust Collateral Agent, the Trustee and the Owner Trustee for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Trust Collateral Agent, the Trustee and the Owner Trustee, in their individual capacities. GM Financial and any director, officer, employee or agent of GM Financial may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

SECTION 8.5.  Delegation of Duties. The Servicer may delegate duties under this Agreement and the Basic Documents to which it is a party to an Affiliate of the Servicer, a third-party subservicer or a sub-contractor without first obtaining the consent of any Person. The fees and expenses of any third-party subservicer or sub-contractor will be as agreed between the Servicer and such third-party subservicer or sub-contractor, as applicable, and none of the Trustee, the Trust Collateral Agent, the Owner Trustee, the Issuer or the Noteholders will have any responsibility for those fees and expenses. No delegation or sub-contracting by the Servicer of its duties herein in the manner described in this Section 8.5 shall relieve the Servicer of its responsibility with respect to such duties.

SECTION 8.6.  Servicer Not to Resign. Subject to the provisions of Section 8.3, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that, by reason of a change in legal requirements, the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer if the Majority Noteholders do not elect to waive the obligations of the Servicer to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trust Collateral Agent and the Owner Trustee. No resignation of the Servicer shall become effective until an entity acceptable to the Majority Noteholders shall have assumed the responsibilities and obligations of the Servicer.

ARTICLE IX

Default

SECTION 9.1.  Servicer Termination Event. For purposes of this Agreement, each of the following shall constitute a “Servicer Termination Event”:

(a)  Any failure by the Servicer to deliver to the Trust Collateral Agent for distribution to Noteholders any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of five (5) Business Days after written notice is received by the Servicer from the Trust Collateral Agent (at the direction of the Majority Noteholders) or after actual knowledge of such failure by a Responsible Officer of the Servicer;

(b)  Failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of Noteholders, and (ii) continues unremedied for a period of sixty (60) days after actual knowledge thereof by a Responsible Officer of the Servicer or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trust Collateral Agent (at the direction of the Majority Noteholders); or

(c)  An Insolvency Event with respect to the Servicer;

provided, however, that if any event described in (i) clause (a) above shall have been caused by a Force Majeure Event or other similar occurrence, the five (5) Business Day grace period shall be extended for an additional sixty (60) calendar days and (ii) clause (b) above shall have been caused by a Force Majeure Event or other similar occurrence, the sixty (60) day grace period shall be extended for an additional ninety (90) calendar days.

SECTION 9.2.  Consequences of a Servicer Termination Event. If a Servicer Termination Event shall occur and be continuing, the Trust Collateral Agent may, or at the direction of the Majority Noteholders shall, by notice given in writing to the Servicer (and to the Trust Collateral Agent if given by the Noteholders) terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes, the Certificate or the Other Conveyed Property or otherwise, shall pass to, be vested in and become obligations and responsibilities of the successor Servicer appointed by the Majority Noteholders; provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the Other Conveyed Property and related documents to show the Trust as lienholder or secured party on the related Lien Certificates, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables and the Other Conveyed Property. The terminated Servicer shall grant the Trust Collateral Agent, the successor Servicer and the Majority Noteholders reasonable access to the terminated Servicer’s premises at the terminated Servicer’s expense.

SECTION 9.3.  Appointment of Successor.

(a)  On and after the time the Servicer receives a notice of termination pursuant to Section 9.2 or upon the resignation of the Servicer pursuant to Section 8.6, the Controlling Party may, or at the written direction of the Majority Noteholders shall, appoint an eligible servicer as successor Servicer or may petition a court of competent jurisdiction to appoint a Person that it determines is competent to perform the duties of the Servicer hereunder as successor Servicer. Pending appointment pursuant to the preceding sentence, the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Any successor Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Trust Collateral Agent and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 9.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer. If no Person has accepted its appointment as successor Servicer when the predecessor Servicer ceases to act as Servicer in accordance with Section 9.2 or Section 8.6, the Trust Collateral Agent or other eligible successor servicer appointed by the Trust Collateral Agent and who has accepted such appointment, will, without further action, be automatically appointed the successor Servicer. Notwithstanding the above, if the Trust Collateral Agent is unwilling or legally unable to act as successor Servicer, it may appoint, or petition a court of competent jurisdiction to appoint, an institution whose business includes the servicing of motor vehicle receivables, as successor Servicer. All reasonable costs and expenses incurred in connection with transferring the servicing of the Receivables to the successor Servicer and amending this agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. The Trust Collateral Agent will be released from its duties and obligations as successor Servicer on the date that a new servicer agrees to appointment as successor Servicer hereunder.

(b)  Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder or such additional compensation as the Majority Noteholders and such successor Servicer may agree on.

SECTION 9.4.  Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Servicer, the Trust Collateral Agent shall give prompt written notice thereof to each Noteholder and to the Seller (who shall promptly deliver such notice to the Rating Agencies).

SECTION 9.5.  Waiver of Past Defaults. The Majority Noteholders may, on behalf of all Noteholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Basic Documents. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE X

Termination

SECTION 10.1.  Optional Purchase of All Receivables.

(a)  Subject to Section 10.1(a) of the Indenture, on the last day of any Collection Period as of which the Pool Balance shall be less than or equal to 10% of the Original Pool Balance, the Servicer and the Seller each shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts; provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of principal, and interest then due and payable on the Notes. To exercise such option, the Servicer or the Seller, as the case may be, shall deposit pursuant to Section 5.6 in the Collection Account an amount equal to the greater of (i) the amount necessary to pay the full amount of principal and interest then due and payable on the Notes and (ii) the aggregate Purchase Amount for the Receivables (including Liquidated Receivables), plus the appraised value of any other property held by the Trust, (such value to be determined by the Servicer, or if the Trust Collateral Agent has received written notice that there is a material error in the Servicer’s calculation, by an appraiser mutually agreed upon by the Servicer and the Trust Collateral Agent), and shall succeed to all interests in and to the Trust.

(b)  Upon any sale of the assets of the Trust pursuant to Section 8.1 of the Trust Agreement, the Servicer shall instruct the Trust Collateral Agent to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the “Insolvency Proceeds”) in the Collection Account.

(c)  Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Trustee, the Trust Collateral Agent and the Rating Agencies as soon as practicable after the Servicer has received notice thereof.

(d)  Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholder will succeed to the rights of the Noteholders hereunder and the Certificateholder will succeed to the rights of, and assume the obligations of, the Trust Collateral Agent pursuant to this Agreement.

ARTICLE XI

Administrative Duties of the Servicer

SECTION 11.1.  Administrative Duties.

(a)  Duties with Respect to the Indenture. The Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture, including, without limitation, pursuant to Sections 2.7, 3.5, 3.6, 3.7, 3.9, 3.10, 3.17, 5.1, 5.4, 6.9, 8.2, 9.2, 9.3, 11.1 and 11.15 of the Indenture.

(b)  Duties with Respect to the Issuer.

(i)  In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare, file or deliver on behalf of the Issuer or the Owner Trustee or shall cause the preparation, filing or delivery by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under State and federal tax and securities laws (including any filings required pursuant to the Sarbanes-Oxley Act of 2002 or any rule or regulation promulgated thereunder), and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents, including, without limitation, pursuant to Sections 2.6 and 2.11 of the Trust Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer. The Servicer shall monitor the activities of the Issuer to ensure the Issuer’s compliance with Section 4.6 of the Trust Agreement and shall take all action necessary to ensure that the Issuer is operated in accordance with the provisions of such section.

(ii)  Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Trust Collateral Agent in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a Holder (as defined in the Trust Agreement) as contemplated by this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Trust Collateral Agent pursuant to such provision.

(iii)  Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Issuer in accordance with Section 10.11 of the Trust Agreement with respect to, among other things, tax reporting and returns, accounting and reports to Holders (as defined in the Trust Agreement); provided, however, that once prepared by the Servicer, the Owner Trustee shall retain responsibility for the distribution of any necessary Schedule K-1s, as applicable, to enable the Certificateholder to prepare its federal and State income tax returns.

(iv)  The Servicer shall perform the duties of the Servicer specified in Section 9.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, the duties of the Servicer specified in Section 10.11 of the Trust Agreement, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

(v)  In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer’s opinion, no less favorable to the Issuer in any material respect.

(c)  Tax Matters. The Servicer shall prepare and file, on behalf of the Seller, all tax returns, tax elections, financial statements and such annual or other reports attributable to the activities engaged in by the Issuer as are necessary for preparation of tax reports, including without limitation Form 1099. All tax returns will be signed by the Seller or the Servicer.

(d)  Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Trustee of the proposed action and the Owner Trustee (acting at the direction of the Certificateholder) and, with respect to items (i), (ii), (iii) and (iv) below, the Trustee shall not have withheld consent. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(i)  the amendment of or any supplement to the Indenture;

(ii)  the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

(iii)  the amendment, change or modification of this Agreement or any of the Basic Documents;

(iv)  the appointment of successor Note Registrars, successor Note Paying Agents and successor Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Note Registrar, the Note Paying Agent or the Trustee of its obligations under the Indenture; and

(v)  the removal of the Trustee or the Trust Collateral Agent.

(e)  Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (i) make any payments to the Noteholders or the Certificateholder under the Basic Documents, (ii) sell the Trust Property pursuant to Section 5.5 of the Indenture, (iii) take any other action that the Issuer directs the Servicer not to take on its behalf or (iv) in connection with its duties hereunder assume any indemnification obligation of any other Person.

(f)  No successor Servicer shall be responsible for any obligations or duties of the Servicer under this Section 11.1. Notwithstanding the foregoing or any other provision of this Agreement, GM Financial shall continue to perform the obligations of the Servicer under this Section 11.1.

SECTION 11.2. Records. The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

SECTION 11.3. Additional Information to be Furnished to the Issuer. The Servicer shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

SECTION 11.4. Review Reports. Upon the request of any Noteholder to the Servicer for a copy of any Review Report (as defined in the Asset Representations Review Agreement), the Servicer shall promptly provide a copy of such Review Report to such Noteholder; provided, that, if the requesting Noteholder is not a Noteholder of record, such Noteholder must provide the

Servicer with a written certification stating that it is a beneficial owner of a Note, together with supporting documentation supporting that statement (which may include, but is not limited to, a trade confirmation, an account statement or a letter from a broker or dealer verifying ownership) before the Servicer delivers such Review Report to such Noteholder; provided, further, that if such Review Report contains personally identifiable information regarding Obligors, then the Servicer may condition its delivery of that portion of the Review Report to the requesting Noteholder on such Noteholder’s delivery to the Servicer of an agreement acknowledging that such Noteholder may use such information only for the limited purpose of assessing the nature of the related breaches of representations and warranties and may not use that information for any other purpose.

ARTICLE XII

Miscellaneous Provisions

SECTION 12.1.  Amendment.

(a)  This Agreement may be amended from time to time by the parties hereto, with the consent of the Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders, to cure any ambiguity or to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that such amendments require: (i) satisfaction of the Rating Agency Condition or (ii) an Officer’s Certificate of the Servicer delivered to the Issuer, the Owner Trustee, the Trust Collateral Agent and the Trustee stating that the amendment will not materially and adversely affect the interest of any Noteholder.

(b)  This Agreement may also be amended from time to time by the parties hereto, with the consent of the Trustee, and with the consent of the Majority Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the outstanding principal amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes of each class affected thereby.

Promptly after the execution of any such amendment or consent, the Trust Collateral Agent shall furnish written notification of the substance of such amendment or consent to each Noteholder and the Seller (who shall deliver such notification to the Rating Agencies).

It shall not be necessary for the consent of the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of any action by Noteholders shall be subject to such reasonable requirements as the Trustee or the Issuer, as applicable, may prescribe.

(c)  Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Trustee and the Trust Collateral Agent shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and, with respect to any amendment to this Agreement pursuant to Section 12.1(b), the Opinion of Counsel referred to in Section 12.2(h)(i) has been delivered. The Owner Trustee, the Trust Collateral Agent and the Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer’s, the Owner Trustee’s, the Trust Collateral Agent’s or the Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

SECTION 12.2.  Protection of Title to Trust.

(a)  The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Trust Collateral Agent in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Owner Trustee and the Trust Collateral Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b)  Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given the Owner Trustee, the Trust Collateral Agent and the Trustee at least five (5) days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Seller or the Servicer, as the case may be, shall deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Trust Collateral Agent, stating either (i) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest.

(c)  Each of the Seller and the Servicer shall have an obligation to give the Owner Trustee, the Trust Collateral Agent and the Trustee at least sixty (60) days’ prior written notice of any relocation of its principal executive office or jurisdiction of organization if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain (i) each office from which it shall service Receivables within the United States of America or Canada, and (ii) its principal executive office within the United States of America.

(d)  The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

(e)  The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, the Servicer’s master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Trust in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust’s interest in a Receivable shall be deleted from or modified on the Servicer’s computer systems when, and only when, the related Receivable shall have been paid in full or repurchased or sold pursuant to this Agreement.

(f)  If at any time the Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust.

(g)  Upon request, the Servicer shall furnish to the Owner Trustee or to the Trustee, within five (5) Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer’s Certificates furnished before such request indicating removal of Receivables from the Trust.

(h)  The Servicer shall deliver to the Owner Trustee and the Trustee:

(i)  promptly after the execution and delivery of the Agreement and, if required pursuant to Section 12.1, of each amendment, an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

(ii)  within one-hundred twenty (120) days after the beginning of each calendar year, beginning with the first calendar year beginning more than six (6) months after the Closing Date, an Opinion of Counsel, dated as of a date during such 120-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

SECTION 12.3. Notices.

(a)  All demands, notices and communications upon or to the Seller, the Servicer, the Owner Trustee, the Trustee or the Rating Agencies (upon whom any demands, notices or communications shall be provided only by the Seller or the Servicer) under this Agreement shall be in writing, personally delivered, electronically delivered, mailed by certified mail, return receipt requested, federal express or similar overnight courier service, and shall be deemed to have been duly given upon receipt (i) in the case of the Seller, to AFS SenSub Corp., 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Chief Financial Officer, (ii) in the case of the Servicer, to GM Financial, 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Robert Pigott, SVP Corporate Finance, Email: Robert.Pigott@gmfinancial.com, (iii) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, (iv) in the case of the Trustee or the Trust Collateral Agent, at the applicable Corporate Trust Office of the Trustee and the Trust Collateral Agent, (v) in the case of Moody’s, to Moody’s Investors Service, Inc., 7 World Trade Center at 250 Greenwich Street, Asset Finance Group, 24th Floor, New York, New York 10007, (vi) in the case of Standard & Poor’s, via electronic delivery to servicer_reports@spglobal.com; for any information not available in electronic format, hard copies should be sent to S&P Global Ratings, 55 Water Street, 41st Floor, New York, New York 10004, Attention: Asset Backed Surveillance Group and (vii) in the case of the Asset Representations Reviewer, to ARRNotices@clayton.com and to Clayton Fixed Income Services LLC, 720 S. Colorado Boulevard, Suite 200, Glendale, Colorado 80246, Attention: Legal Department. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in the Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice. Where this Agreement provides for notice or delivery of documents to the Rating Agencies, failure to give such notice or deliver such documents shall not affect any other rights or obligations created hereunder.

(b)  If GM Financial is no longer the Servicer, any successor Servicer shall provide any required Rating Agency notices to the Seller, who shall promptly provide such notice to the Rating Agencies.

SECTION 12.4.  Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.4 and 8.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Owner Trustee, the Trust Collateral Agent, the Trustee and the Majority Noteholders.

SECTION 12.5.  Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the parties hereto, the Trustee, the Owner Trustee and the Noteholders, as third-party beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 12.6.  Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12.7.  Counterparts and Consent to Do Business Electronically. This Agreement may be executed and delivered in multiple counterparts, each of which shall be deemed to be an original, but together they shall constitute one and the same instrument. Facsimile and .pdf signatures shall be deemed valid and binding to the same extent as the original and the parties affirmatively consent to the use thereof, with no such consent having been withdrawn. Each party agrees that this Agreement and any documents to be delivered in connection with this Agreement may be executed by means of an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, State enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable. Any electronic signatures appearing on this Agreement and such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

SECTION 12.8.  Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 12.9.  Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 12.10.  Assignment to Trust Collateral Agent. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Trust Collateral Agent pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables listed in Schedule A hereto and/or the assignment of any or all of the Issuer’s rights and obligations hereunder to the Trust Collateral Agent.

SECTION 12.11.  Nonpetition Covenants.

(a)  Notwithstanding any prior termination of this Agreement, the Servicer, the Seller and the Trust Collateral Agent shall not, prior to the date which is one (1) year and one (1) day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

(b)  Notwithstanding any prior termination of this Agreement, neither the Servicer nor the Trust Collateral Agent shall, prior to the date that is one (1) year and one (1) day after the termination of this Agreement with respect to the Seller, acquiesce to, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or State bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

SECTION 12.12. Limitation of Liability of Owner Trustee and Trust Collateral Agent

(a)  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement governing the organization and management of the Issuer, (ii) each of the representations, covenants, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, covenants, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) Wilmington Trust Company has not verified or made any investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Agreement and (v) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other Basic Document.

(b)  Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by The Bank of New York Mellon, not in its individual capacity but solely as Trust Collateral Agent and in no event shall The Bank of New York Mellon have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(c)  Neither the Owner Trustee nor the Trust Collateral Agent shall have any duty, responsibility or obligation to (or liability for failing to) monitor, supervise, confirm, verify, notify regarding or otherwise enforce the requirements or commitments applicable to any Person arising under, related to or otherwise in connection with any provision of this Agreement or any law, rule or regulation in connection with risk retention.

(d)  In no event shall The Bank of New York Mellon, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Statutory Trust

Act, common law, or the Trust Agreement or of the Servicer hereunder (unless it is acting as successor Servicer hereunder or is recording, registering, filing, re-recording, re-filing, or re-registering any financing statement, continuation statement or other instrument required by the Trust Collateral Agent pursuant to Section 3.5 of the Indenture or is taking any action to perfect or re-perfect the security interests in the Financed Vehicles pursuant to Section 4.5(b)).

(e)  The Trustee and the Trust Collateral Agent have the same rights, protections and immunities hereunder as they have under the Indenture as if such rights, protections and immunities were expressly set forth herein mutatis mutandis.

SECTION 12.13. Trust Collateral Agent to Report Repurchase Demands due to Breaches of Representations and Warranties. The Trust Collateral Agent will (a) notify the Servicer, GM Financial and the Seller, as soon as practicable and in any event within five (5) Business Days and in the manner set forth for providing notices hereunder, of all demands or requests communicated (in writing or orally) to the Trustee or the Trust Collateral Agent for the repurchase of any Receivable pursuant to Section 5.1 of the Purchase Agreement or Section 3.2, (b) promptly upon request by the Servicer, GM Financial or the Seller, provide to them any other information reasonably requested to facilitate compliance by them with Rule 15Ga-1 under the Exchange Act and Items 1104(e) and 1121(c) of Regulation AB, and (c) if requested by the Servicer, GM Financial or the Seller, provide a written certification no later than fifteen (15) days following any calendar quarter or calendar year that The Bank of New York Mellon has not received any repurchase demands for such period, or if repurchase demands have been received during such period, that the Trust Collateral Agent has provided all the information reasonably requested under clause (b) above with respect to such demands. In no event will the Trust Collateral Agent or the Issuer have any responsibility or liability in connection with any filing required to be made by a securitizer under the Exchange Act or Regulation AB.

SECTION 12.14. Independence of the Servicer. For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Trust Collateral Agent, the Trustee or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement or any Basic Document, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

SECTION 12.15. No Joint Venture. Nothing contained in this Agreement (a) shall constitute the Servicer and any of the Issuer, the Trustee, the Trust Collateral Agent or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on any of them or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

SECTION 12.16. State Business Licenses. The Servicer or the Certificateholder shall prepare and instruct the Trust to file each State business license (and any renewal thereof) required to be filed under applicable State law without further consent or instruction from the Controlling Party, including a Sales Finance Company Application (and any renewal thereof) with the

Pennsylvania Department of Banking, Licensing Division, and a Financial Regulation Application (and any renewal thereof) with the Maryland Department of Labor, Licensing and Regulation.

SECTION 12.17. Regulation RR Risk Retention. GM Financial, as sponsor, and the Depositor agree that (a) GM Financial will cause the Depositor to, and the Depositor will, retain the “eligible horizontal residual interest” (the “Retained Interest”) (as defined in the Credit Risk Retention Rules) on the Closing Date and (b) GM Financial will not permit the Depositor to, and the Depositor will not, sell, transfer, finance or hedge the Retained Interest except as permitted by the Credit Risk Retention Rules.

SECTION 12.18. Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

(a)  submits for itself and its property in any legal action relating to this Agreement, the Basic Documents or any other documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)  consents that any such action may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action in any such court or that such action was brought in an inconvenient court and agrees not to plead or claim the same; and

(c)  waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, the Basic Documents or the transactions contemplated hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

GM FINANCIAL CONSUMER AUTOMOBILE RECEIVABLES TRUST 2025-2

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:	/s/ Mary Kate Klodarska
Name:	Mary Kate Klodarska
Title:	Assistant Vice President

AFS SENSUB CORP.
as Seller

By:	/s/ Jeffrey Fish
Name:	Jeffrey Fish
Title:	Vice President, Corporate Treasury

AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM Financial, as Servicer

By:	/s/ Jeffrey Fish
Name:	Jeffrey Fish
Title:	Vice President, Corporate Treasury

THE BANK OF NEW YORK MELLON
not in its individual capacity but solely as Trust Collateral Agent

By:	/s/ Andrew Kolesar
Name:	Andrew Kolesar
Title:	Vice President

[Signature Page to Sale and Servicing Agreement]

SCHEDULE A

SCHEDULE OF RECEIVABLES

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111039485002	111074946205	111070759102	111052230690	111086797460	111082082362	111086625224	111073743030	111069873927	111086313116	111072603865	111086277159	111085537001	111085390569	111082562534	111086729083	111057876400	111083019521	111081816557	111078964490
111039485956	111074992330	111070790602	111052168904	111086798012	111081985318	111086639117	111073757653	111069935263	111086313138	111072618445	111086277182	111085537012	111085373133	111082562578	111086729117	111057893487	111083034326	111081754020	111078964535
111039504442	111074992352	111070791063	111046075465	111086798179	111081985396	111086639162	111073815276	111069858830	111086313677	111072648651	111086277575	111085537203	111085373201	111082562770	111086729162	111057895311	111083034393	111081771119	111078979384
111039521845	111075023189	111070822226	111046097504	111086812266	111081985464	111086639173	111073786824	111069890443	111086313688	111072648763	111086277597	111085553324	111085373223	111082578058	111086729454	111057811601	111083034719	111081787587	111078994235
111039494372	111075023594	111070760384	111046081798	111086812402	111082002072	111086639184	111073714364	111069843159	111086313813	111072663883	111086162792	111085553481	111085373391	111082578306	111086729689	111057925663	111083004019	111081802798	111078905754
111043869889	111074932020	111070760935	111046133460	111086812738	111082002252	111086639252	111073728820	111069844127	111086329652	111072709547	111086178913	111085568599	111085373447	111082595596	111086773767	111057814299	111082907560	111081817479	111078934958
111043818704	111074947633	111070760980	111046134652	111086826777	111082017753	111086639555	111073729584	111069907262	111086329720	111072682042	111086179105	111085584609	111085373841	111082595800	111086773802	111057852538	111082941175	111081756022	111078949459
111043858988	111074962685	111070777203	111035865662	111086827903	111082050109	111086639566	111073744413	111069907554	111086329731	111072695675	111086211056	111085584621	111085277866	111082612417	111086773824	111057854114	111082941300	111081771287	111078949987
111043917692	111074978097	111070777236	111035838112	111086841471	111082098224	111086639971	111073744525	111069922326	111086329764	111072619525	111086212103	111085584687	111085293594	111082612495	111086774049	111057883341	111082941478	111081771995	111078950215
111043847076	111074993207	111070777405	111035880535	111086841505	111082098268	111086640029	111073745133	111069844284	111086330205	111072619558	111086228661	111085585082	111085308636	111082612530	111086774319	111080799275	111082972494	111081772008	111078965198
111018576853	111074993230	111070837873	111035894798	111086841684	111082066803	111086640030	111073800539	111069844475	111086330272	111072649832	111086228841	111085600596	111085324500	111082613047	111086774342	111080799286	111083020411	111081833613	111079010954
111080300251	111074933098	111070729435	111035866933	111086841819	111082083295	111086640052	111073773662	111069892119	111086330339	111072710684	111086244018	111085600978	111085340249	111082510751	111086774410	111080846403	111082988749	111081833725	111078995528
111080300486	111074948735	111070729592	111035812675	111086841842	111082002476	111086640096	111073716142	111069908612	111086330373	111072622967	111086244490	111085616649	111085340261	111082510953	111086745351	111080846694	111082989177	111081833781	111078920830
111080344259	111074949006	111070745073	111035798263	111086841910	111082002656	111086640108	111073716355	111069923901	111086344604	111072636850	111086260184	111085616706	111085340878	111082511189	111086745395	111080814734	111082989201	111081833950	111078922157
111080313413	111074963776	111070777988	111035841284	111086841976	111082019351	111086548835	111073716412	111069924148	111086344615	111072637031	111086260375	111085616728	111085390783	111082511190	111086745485	111080814846	111082989324	111081834131	111079011595
111080329263	111074963877	111070793278	111035884933	111086842001	111051642258	111086548914	111073716580	111069828310	111086345267	111072637345	111086260533	111085616908	111085390828	111082527782	111086745597	111080736478	111082989335	111081804194	111078980915
111080329296	111074979649	111070838717	111035846638	111086842012	111051519880	111086549038	111073801596	111069845409	111086345289	111072637424	111086260599	111085633503	111085391166	111082528097	111086745610	111080767292	111082989414	111081804374	111078981264
111080271225	111074919272	111070839011	111035904060	111086842180	111051597527	111086549296	111073802070	111069861395	111086345290	111072697419	111086261286	111085537494	111085358361	111082528266	111086745676	111080767775	111082989436	111081818830	111078981624
111080330197	111074949073	111070808691	111084733569	111086842427	111051521221	111086549331	111073774483	111069893389	111086345436	111072637480	111086277890	111085537999	111085358473	111082546738	111086759547	111080782761	111082990034	111081819235	111078951913
111080344631	111074950154	111070809445	111084734021	111086857816	111051613661	111086563821	111073789771	111069893750	111086345638	111072652195	111086277924	111085553548	111085358631	111082546840	111086759558	111080782783	111082927382	111081819303	111079012417
111080344642	111074995816	111070731292	111084778265	111086858031	111051615225	111086563832	111073789962	111069893761	111086360848	111072652296	111086277935	111085553571	111085358899	111082546929	111086759840	111080800795	111082927393	111081723093	111079013148
111080345126	111074995872	111070825319	111084778827	111086858042	111051584826	111086564079	111073701326	111069828950	111086360860	111072667528	111086278149	111085553627	111085374437	111082547032	111086759884	111080847235	111082927427	111081723576	111078982197
111080314818	111075011467	111070731911	111084778894	111086903492	111051616675	111086564103	111073747078	111069829209	111086361715	111059603028	111086278442	111085553863	111085374910	111082563625	111086759941	111080815915	111082957295	111081740531	111078923103
111080314997	111075027442	111070732035	111084749173	111086903706	111051540277	111086564125	111073760691	111069847209	111086406838	111059557903	111086163951	111085553997	111085278799	111082579307	111086667242	111080721449	111082973619	111081772671	111078923439
111080258253	111075027521	111070732170	111084749229	111086872318	111051543854	111086564181	111073760950	111069862497	111086407064	111059573642	111086163984	111085554000	111085279341	111082597240	111086667321	111080721517	111083020477	111081772705	111078923451
111080258275	111074919878	111070779755	111084749331	111086872329	111051635294	111086564237	111073760961	111069924902	111086407109	111059589874	111086164389	111085554202	111085279475	111082597251	111086667703	111080831845	111083021524	111081772783	111078923653
111080286883	111074980629	111067431655	111084749410	111086872453	111051606371	111086564316	111073761197	111069925778	111086376429	111059604939	111086180118	111085554213	111085294326	111082614183	111086681721	111080832442	111083021625	111081788331	111078937883
111080330670	111074981114	111067462592	111084764428	111086872835	111051592094	111086564495	111073802597	111069829614	111086376474	111059532636	111086180668	111085570097	111085309345	111082528738	111086681776	111080817052	111082990157	111081835086	111078952262
111080331198	111074935944	111067477701	111084764473	111086783689	111051638501	111086578568	111073703069	111069830076	111086376496	111059519002	111086180815	111085570839	111085309378	111082529267	111086681945	111080722800	111083005885	111081835413	111079013722
111080315987	111074966656	111067417132	111084670042	111086783746	111051640155	111086578658	111073718942	111069863656	111086376553	111059533367	111086212282	111085570985	111085309750	111082529379	111086682070	111080722877	111083005942	111081820057	111078998194
111080245170	111074981798	111067431868	111084670581	111086784017	111051609778	111086578670	111073803228	111069942148	111086376676	111059550580	111086228931	111085570996	111085324791	111082547403	111086682384	111080723014	111082927573	111081724117	111078998970
111080287277	111075029444	111067522038	111084685318	111086798359	111062943490	111086578816	111073776306	111069848592	111086376935	111059566150	111086229167	111085585857	111085391650	111082547548	111086699269	111080754467	111082942839	111081724500	111078909860
111080287840	111075029804	111067508076	111084686083	111086798393	111062943670	111086578850	111073776474	111044060984	111086376979	111059566431	111086229257	111085586005	111085360106	111082563917	111086699270	111080754636	111082942884	111081741329	111078938086
111080287895	111075029916	111067478814	111084686836	111086798461	111062930766	111086579008	111073791415	111044044537	111086283077	111059597503	111086229460	111085586128	111085375618	111082564064	111086699337	111080784673	111082959422	111081757269	111078938851
111080331783	111074922175	111067509000	111084702217	111086798663	111062946246	111086579019	111073703351	111068448227	111086283099	111059568095	111086244557	111085586230	111085375719	111082564154	111086699359	111080832868	111082974991	111081757371	111079014778
111080302242	111074937159	111067451040	111084718360	111086798708	111062932599	111086594049	111073719167	111068373415	111086283167	111059569029	111086245648	111085601968	111085375786	111082580231	111086699595	111080833487	111083021793	111081774000	111078983794
111080316955	111074937283	111067465270	111084735178	111086813447	111062961759	111086594207	111073748350	111068416783	111086283268	111059569377	111086245750	111085648206	111085279903	111082580545	111086699629	111080801606	111083022536	111081774011	111078983873
111080316966	111074952460	111067480323	111084735279	111086813481	111062977374	111086594263	111073792067	111068416817	111086298433	111059524884	111086261455	111085648273	111085295406	111082629684	111086699652	111080818053	111083022963	111081790132	111078925565
111080316977	111074967792	111067495699	111084750029	111086813548	111062978083	111086594544	111073734760	111068432893	111086298477	111065795814	111086278543	111085648835	111085295428	111082629785	111086714391	111080818198	111082991484	111081790288	111078970453
111080245530	111074982586	111067509785	111084750153	111086827947	111063038531	111086609484	111073763379	111068479883	111086298556	111065811295	111086278554	111085618236	111085295574	111082629796	111086714469	111080723148	111082991811	111045329938	111065060628
111080273834	111075031335	111067452007	111084750265	111086828072	111062962895	111086609507	111073763571	111068448654	111086298613	111065845045	111086278701	111085633985	111085309772	111082630226	111086714650	111080723182	111082991934	111045346948	111065107316
111080289123	111074923109	111067524030	111084750287	111086828230	111063039194	111086609541	111073804320	111068449464	111086298769	111065860738	111086278903	111085634021	111085309817	111082597644	111086715224	111080755828	111082991967	111045355106	111065136790
111080331963	111074923233	111067525312	111084655472	111086828319	111062935121	111086609608	111073805444	111068374517	111086299333	111065908078	111086278958	111085538956	111085310235	111082597745	111086715257	111080785719	111082992047	111045257501	111066673168
111080333213	111074937777	111067468644	111084655696	111086828331	111062935277	111086609697	111073778544	111068403644	111086299760	111065781279	111086278992	111085539047	111085310730	111082598207	111086715279	111080785977	111082909944	111046344172	111066587476
111080302994	111074937845	111067468778	111084655810	111086828342	111063039981	111086609800	111073735716	111068418886	111086299771	111065797614	111086279016	111085554594	111085326164	111082614835	111086715291	111080834736	111082914467	111046360877	111066660030
111080303243	111074938262	111067482820	111084670840	111086842539	111062950375	111086609901	111073750443	111068449846	111086314049	111065811936	111086164457	111085554628	111085326333	111082614914	111086715347	111080818660	111082914568	111046408500	111066573493
111080303513	111074968232	111067483191	111084671526	111086842652	111062981133	111086609934	111073805770	111068389748	111086314960	111065827887	111086164479	111085554639	111085343051	111082513248	111086729768	111080755907	111082928350	111046329322	111066573606
111080303524	111074968557	111067498557	111084671559	111086842933	111062995677	111086655632	111073779354	111068389759	111086315130	111065878085	111086164558	111085554808	111085360342	111082513440	111086729836	111080771185	111082928451	111046383603	111066602812
111080303546	111074999607	111067499479	111084687129	111086842944	111063010508	111086655812	111073793945	111068389838	111086315309	111065828798	111086164727	111085571009	111085360623	111082530753	111086730748	111080771499	111082928754	111046414978	111066674754
111080317990	111075000342	111067501899	111084702891	111086843103	111062996678	111086625314	111073794159	111068389861	111086330542	111065847014	111086180938	111085571111	111085281096	111082530775	111086774735	111080835760	111082943223	111046338063	111066646630
111080318250	111075014459	111067443007	111084719765	111086843147	111062967856	111086625370	111073706028	111068403756	111086330586	111065863078	111086180994	111085571144	111085295710	111082530944	111086774780	111080819245	111082943559	111046340471	111066573684
111080231827	111075014987	111067472638	111084735921	111086887583	111063027764	111086625381	111073722239	111068361344	111086330711	111065879233	111086181265	111085571267	111085296148	111082548145	111086774858	111080820472	111082943661	111046357402	111066589894
111080231940	111074938622	111067472717	111084735987	111086887707	111063043201	111086625437	111073736920	111068375765	111086345672	111065783079	111086181467	111085571559	111085310998	111082548493	111086774870	111080725858	111082959556	111045087782	111066618639
111080246485	111074938857	111067530071	111084750928	111086887718	111062954447	111086625516	111073751073	111068404960	111086345762	111065798952	111086181490	111085571739	111085311450	111082548594	111086774892	111080741250	111082959646	111045105839	111066618729
111080246867	111074954248	111067473831	111084751244	111086887998	111062999255	111086625954	111073751130	111068405084	111086345807	111065895220	111086196654	111085571751	111085311966	111082548651	111086775129	111080741597	111082959769	111045003645	111066647473
111080260076	111074969424	111067531117	111084655900	111086888102	111062940701	111086626450	111073765102	111068420025	111086345829	111065830960	111086213159	111085586511	111085326715	111082581782	111086745935	111080757493	111082959916	111045034672	111066590313
111080260515	111074969547	111067503778	111084655966	111086888719	111062955482	111086626461	111073779703	111068452390	111086346448	111065880976	111086213193	111085587455	111085327503	111082630350	111086745979	111080772445	111083023054	111045082181	111066590548
111080260627	111074984465	111067517931	111084656563	111086888731	111063045629	111086626809	111073779725	111068362176	111086391695	111065784171	111086213621	111085602284	111085343882	111082630877	111086746015	111080836277	111082992137	111045086512	111066605679
111080275117	111075016361	111067532567	111084671627	111086858334	111063031095	111086640186	111073794610	111068406221	111086391730	111065897312	111086229998	111085602767	111085393528	111082615140	111086746161	111080804980	111082992913	111019519671	111066619955

SCH-A-1

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111080333808	111074939971	111067518505	111084687668	111086858345	111062941016	111086640704	111073737190	111068467958	111086391763	111065865902	111086230080	111085602970	111085361871	111082514621	111086746217	111080820854	111082915198	111079091650	111066676745
111080333820	111074940243	111067475125	111084687714	111086858424	111079338014	111086640995	111073751646	111068437674	111086391910	111065786061	111086246009	111085603049	111085361927	111082514665	111086746251	111080741890	111082915334	111079135424	111066577509
111080334326	111074970066	111067489973	111084688120	111086858862	111079366835	111086549612	111073766125	111068437786	111086392023	111065817347	111086246144	111085649443	111085281951	111082514991	111086746497	111080742510	111082930049	111079135457	111066635054
111080318665	111074985826	111067491033	111084688175	111086858918	111079367779	111086549645	111073738618	111068453032	111086392315	111065833198	111086246201	111085618292	111085296227	111082531158	111086760291	111080758731	111082930409	111079119808	111066635087
111080318946	111075017137	111055349010	111084703960	111086858929	111079277195	111086564631	111073766743	111068453346	111086361771	111065786140	111086246447	111085635134	111085297037	111082531811	111086760729	111080773389	111082944099	111079119831	111066635694
111080318957	111075033685	111055393682	111084720396	111086859335	111079291821	111086564697	111073709313	111068392573	111086362008	111065802149	111086262254	111085635527	111085312697	111082549179	111086760886	111080773569	111082960154	111079047583	111066678444
111080232648	111074940940	111055394201	111084720611	111086873162	111079307032	111086565036	111073709830	111068392797	111086362042	111065818393	111086262412	111085556271	111085327862	111082549382	111086760921	111080788543	111082960198	111079063198	111066678624
111080232839	111074987547	111055363937	111084720644	111086874006	111079308145	111086565250	111073724512	111068406333	111086362064	111065850557	111086262759	111085588715	111085328199	111082566022	111086760976	111080788622	111082960288	111079136559	111066608234
111080233515	111075002669	111055278448	111084736348	111086874017	111079368118	111086565665	111073796870	111068421486	111086362075	111065787444	111086279735	111085603173	111085328638	111082566662	111086760987	111080837313	111082960738	111079106310	111066608379
111080246913	111075002681	111055380497	111084736809	111086874039	111079368321	111086579143	111073797208	111068363829	111086362198	111065787488	111086279948	111085603252	111085345132	111082582727	111086667905	111080805059	111082976106	111079016725	111066621936
111080247206	111075034406	111055366581	111084736887	111086874084	111079368477	111086579255	111073710618	111068407604	111086362266	111065884947	111086182097	111085650681	111085345211	111082631845	111086668007	111080805543	111082976331	111079016837	111066650534
111080260953	111074972068	111055293063	111084737013	111086874095	111079368499	111086579840	111073711237	111068407637	111086362277	111065788737	111086198308	111085650737	111085394428	111082599488	111086668995	111080805677	111082976364	111079034376	111066665406
111080261235	111074987873	111055281330	111084737103	111086874208	111079263381	111086579996	111073725412	111068409022	111086362446	111065789019	111086198375	111085650917	111085362052	111082599545	111086682698	111080743296	111082977006	111079034477	111066578892
111080261460	111074988313	111055294659	111084737169	111086874219	111079277476	111086580033	111073725759	111068423545	111086362525	111065837035	111086213799	111085636023	111085362085	111082616567	111086682878	111080743409	111083023931	111079048731	111066637124
111080261594	111075035654	111055384266	111084751323	111086784219	111079277588	111086580099	111073754975	111068440151	111086377284	111065837080	111086214071	111085636269	111085378745	111082616837	111086683330	111080744062	111083024011	111079093113	111066580255
111080275623	111074927271	111055342945	111084752290	111086784264	111079278321	111086594623	111073768789	111068440500	111086377408	111065901251	111086230620	111085636315	111085282615	111082515206	111086683341	111080759169	111083024099	111079018121	111066580356
111080290091	111074942896	111055385335	111084752368	111086784310	111079293755	111086594791	111073812004	111068366204	111086378106	111065821476	111086230697	111085541006	111085282862	111082515217	111086683385	111080759518	111083024819	111079018323	111066681033
111080335079	111074943392	111055369854	111084657429	111086784556	111079293979	111086595297	111073797860	111068472189	111086378207	111065854089	111086246616	111085541624	111085282918	111082515598	111086683396	111080773907	111083009799	111079034781	111066667105
111080335439	111074958488	111055283084	111084657441	111086784624	111079369478	111086610105	111073798142	111068440948	111086378241	111065902139	111086246908	111085557227	111085282929	111082532968	111086683453	111080838763	111082945315	111079035298	111066596454
111080233560	111074989190	111055311086	111084657452	111086784657	111079338890	111086610127	111073711361	111068457777	111086378252	111065887030	111086247077	111085557306	111085297521	111082532991	111086699696	111080806409	111082945337	111079049439	111066610305
111080233661	111074989325	111055343171	111084657744	111086799338	111079339251	111086610194	111073711721	111068458857	111086283594	111065887771	111086262940	111085573898	111085298443	111082550531	111086700633	111080822575	111082961964	111079049956	111066582550
111080320444	111075004245	111055386987	111084657823	111086799798	111079339330	111086610206	111073726222	111068395992	111086283606	111065823489	111086263042	111085588973	111085298465	111082550665	111086700879	111080822777	111083025483	111079050813	111066625288
111080249129	111075036981	111055356995	111084673764	111086799833	111079264236	111086610576	111073726806	111068442423	111086283684	111065872045	111086263075	111085604286	111085313036	111082567056	111086715448	111080822788	111082994511	111079065055	111066625705
111080277524	111075037184	111055313055	111084688557	111086799855	111079309056	111086610598	111073755583	111068458981	111086283785	111065888367	111059109300	111085651693	111085346111	111082583874	111086715976	111080744231	111082994724	111079079735	111066639902
111080277591	111074944023	111055373275	111084688658	111086813997	111079370605	111086610835	111073755639	111068459645	111086284001	111065807267	111059123126	111085651851	111085394798	111082583920	111086716102	111080744512	111083010139	111079123050	111066682326
111080321524	111075020377	111055360989	111084689020	111086814190	111079265451	111086656846	111073813263	111068381638	111086299917	111065824132	111059123407	111085651907	111085395744	111082633016	111086731176	111080759653	111083010230	111079035524	111066668702
111080322020	111075021031	111055287640	111084689446	111086814213	111079281066	111086626911	111073784866	111068397455	111086300279	111065824345	111059094707	111085620587	111085396756	111082616927	111086731222	111080760206	111083010274	111079035579	111066626784
111080322772	111075037364	111055301670	111084689468	111086814358	111079310889	111086627103	111073798524	111068442557	111086300314	111065906559	111059065345	111085620701	111085396778	111082516498	111086731626	111080775123	111083010331	111079035603	111066683484
111080235348	111075037982	111055393389	111084689570	111086814404	111079325874	111086627192	111073727773	111068397703	111086300358	111065891361	111059035768	111085621230	111085396813	111082533453	111086731659	111080775291	111083010386	111079035782	111066669703
111080235562	111074930062	111055377156	111084705030	111086828599	111079326112	111086627204	111073756775	111068427066	111086300426	111065810812	111059052767	111085621498	111085396891	111082533802	111086731727	111080775572	111082916188	111079065167	111066685295
111080235764	111074959850	111036160740	111084705131	111086828836	111079371291	111086627248	111073756821	111068443457	111086315422	111033918265	111059052992	111085637383	111085378925	111082534678	111086731806	111080790568	111082931624	111079123511	111066584776
111080235786	111074990989	111036178435	111084705333	111086829501	111079371459	111086627361	111073757024	111068460467	111086315455	111033919491	111059142701	111085637596	111085380052	111082534779	111086731839	111080791154	111082945955	111079094686	111066599828
111080249567	111075006573	111036195030	111084720835	111086829590	111079340714	111086641446	111073771020	111068460771	111086315501	111050691813	111059128480	111085637697	111085380108	111082551419	111086775297	111080807837	111082946349	111079019380	111066658116
111080249657	111075021198	111036225797	111084767612	111086829657	111079340781	111086642694	111037428984	111068368981	111086315736	111050712536	111059053139	111085542063	111085283694	111082552128	111086775332	111080823116	111082947047	111079051476	111066672965
111080278794	111036830058	111036247971	111084767779	111086829680	111079354911	111086550513	111074249245	111068384035	111086315837	111050694489	111059069091	111085557430	111085283717	111082568585	111086775354	111080823778	111082978120	111079051511	111066586688
111080292688	111036878184	111036186917	111084737248	111086829736	111079354933	111086550579	111074292771	111068384170	111086315848	111050749570	111059115509	111085557520	111085298678	111082568811	111086775400	111080730225	111082978197	111079051702	111066587038
111080337330	111077467161	111036160661	111084737305	111086829747	111079354966	111086550827	111074292849	111068399277	111086331105	111050630838	111059039436	111085557586	111085298825	111082584370	111086776603	111080776629	111082978737	111079066427	111066601620
111080337352	111077521779	111055234620	111084737361	111086829792	111079281482	111086550861	111074263869	111068399626	111086332689	111050663317	111059042036	111085557632	111085313698	111082618435	111086776669	111080791817	111082978906	111079066483	111066601664
111080337396	111077501610	111055248827	111084657935	111086829916	111079281550	111086551020	111074220042	111085985378	111086332779	111050736611	111059117905	111085574080	111085313733	111082619199	111086776737	111080791974	111083025742	111079124264	111066601934
111080337420	111077502026	111055178212	111084658138	111086829949	111079295768	111086551086	111074220738	111085985794	111086346606	111050664587	111059042362	111085574215	111085313744	111082619201	111086747364	111080808478	111083026226	111079124691	111046632756
111080323043	111077400157	111055181272	111084658150	111086843226	111079295825	111086551176	111074234429	111085985952	111086346684	111050683229	111059057728	111085574226	111085313878	111082517310	111086747555	111080746143	111082994791	111079095463	111046652040
111080251447	111077383551	111055265141	111084673854	111086843574	111079372821	111086565766	111074249863	111085986100	111086346763	111050649456	111059058943	111085574316	111085330462	111082517376	111086747645	111080761678	111082994915	111079110438	111046558618
111080279155	111077400506	111055266164	111084674361	111086843585	111079341748	111086565823	111074294234	111085986234	111086346875	111050668895	111059119727	111085574394	111085330765	111082517770	111086747757	111080762028	111082995523	111079110461	111046675494
111080279537	111077400584	111055181889	111084689738	111086843596	111079267284	111086566048	111074294481	111086032675	111086346897	111050707002	111059105687	111085590303	111085330787	111082535039	111086747803	111080762129	111082995758	111079067428	111075755765
111080294668	111077433827	111055266423	111084690314	111086843675	111079267587	111086566059	111074294807	111086032721	111086393103	111050742786	111059137525	111085590426	111085330901	111082535062	111086761168	111080777619	111082996063	111079067710	111075799516
111080308013	111077450185	111055199035	111084690325	111086888786	111079282494	111086566161	111074264691	111086032765	111086393237	111050742922	111059046658	111085590505	111085396981	111082535343	111086761236	111080777631	111083011310	111079067811	111075800283
111080308057	111077450310	111055199170	111084706479	111086888843	111079297636	111086580381	111074177290	111086032822	111086393417	111050652955	111051785661	111085590673	111085397319	111082535635	111086761247	111080792706	111082932265	111079125108	111075770784
111080323649	111077401945	111055270574	111084722095	111086888854	111079297782	111086580493	111074177425	111086032989	111086393518	111075630576	111051805057	111085605265	111085363828	111082585078	111086761258	111080841374	111082932782	111079125737	111075691416
111080237070	111077418471	111055215135	111084767993	111086889169	111079357611	111086580763	111074206912	111086033160	111086393574	111075631285	111051777257	111085605344	111085364100	111082602663	111086761854	111080809884	111082947272	111079095878	111075691652
111050163682	111077418505	111055243732	111084768129	111086889765	111079357633	111086580831	111074220839	111086001581	111086393619	111075631342	111051842957	111085605355	111085364717	111082619414	111086761887	111080825264	111082948004	111079096509	111075707896
111050099118	111077418549	111055201804	111084768321	111086889776	111079357790	111086580864	111074220873	111086001738	111086362569	111075645336	111051844982	111085605388	111085380243	111082620180	111086761977	111080731462	111082963797	111079038853	111075739363
111050219011	111077488030	111055202232	111084768736	111086889798	111079268016	111086580875	111074265771	111086001918	111086362626	111075660502	111078443290	111085652863	111085380388	111082518704	111086761999	111080747065	111082979323	111079068115	111075692013
111050170725	111077385519	111055218048	111084738171	111086890385	111079268139	111086595433	111074266097	111086017544	111086362952	111075661042	111078443335	111085653516	111085284415	111082536670	111086762080	111080747122	111082996276	111079097814	111075692170
111050189107	111077385890	111036109080	111084753303	111086859379	111079282797	111086595590	111074193074	111086017937	111086363436	111075616176	111078443368	111085621533	111085284459	111082536748	111086669222	111080747537	111083012333	111079023071	111075692642
111050223544	111077419056	111070691028	111084753594	111086859807	111079283462	111086595871	111074207609	111086018602	111086363548	111075616514	111078373674	111085622455	111085299578	111082553433	111086669233	111080763467	111083012478	111079054277	111075692787
111080141030	111077488344	111070612425	111084753774	111086859975	111079283574	111086595882	111074208048	111085923202	111086378320	111075647529	111078373708	111085622512	111085299680	111082553499	111086669413	111080842689	111083012557	111079083246	111075709304
111080141074	111077386655	111070658302	111084753921	111086874657	111079298020	111086595905	111074223203	111085924405	111086378386	111075557383	111078408606	111085638003	111085299927	111082553523	111086669985	111080826018	111082918584	111079083426	111075709337
111080155541	111077420845	111070658357	111084659151	111086874758	111079313297	111086595972	111074237488	111085938343	111086378397	111075558643	111078408965	111085638283	111085347921	111082571545	111086684588	111080764086	111082918775	111079127728	111075709629
111080170672	111077437102	111070674894	111084659870	111086874916	111079313309	111086595983	111074268055	111085938466	111086378667	111075572661	111078444820	111085542489	111085348898	111082586259	111086684656	111080844096	111082919079	111079127986	111075740758

SCH-A-2

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111080170728	111077506457	111070692120	111084660007	111086784848	111079343942	111086596018	111074181059	111085938477	111086378779	111075572740	111078493947	111085542715	111085397836	111082586877	111086684713	111080811641	111082932827	111079023521	111075786297
111080228115	111077388039	111070677549	111084675733	111086785726	111079344246	111086610947	111074209207	111085938657	111086378791	111075572896	111078462640	111085558958	111085398073	111082587126	111086684803	111080733992	111082932849	111079024779	111075786556
111080228373	111077404296	111070629388	111084691012	111086785759	111079358241	111086611162	111074209432	111085938882	111086378881	111075588400	111078358521	111085559386	111085398163	111082636075	111086684870	111080764334	111082933075	111079055582	111075786703
111080126291	111077421824	111070661283	111084706806	111086785760	111079358960	111086611207	111074282286	111085953777	111086378892	111075588545	111078392866	111085559476	111085398297	111082604520	111086684948	111080764389	111082933693	111079055683	111075772708
111080141489	111077454954	111070709231	111084706862	111086785771	111079283608	111086611498	111074282668	111085969617	111086284067	111075602609	111078427652	111085559498	111085364740	111082621440	111086685006	111080764963	111082948644	111079098815	111075693160
111080142525	111077455124	111070678494	111084707289	111086785951	111079283866	111086657601	111074196369	111085969639	111086284146	111075616873	111078427966	111085559555	111085365369	111082519378	111086685040	111080779835	111082964945	111079098860	111075693430
111080156463	111077507762	111070615877	111084722545	111086785962	111079283888	111086657612	111074283344	111085986672	111086285046	111075573628	111078445551	111085574664	111085381086	111082519693	111086685107	111080779969	111082980033	111079113442	111075710407
111080171303	111077507942	111070646545	111084769377	111086785995	111079298985	111086657702	111074255084	111085986852	111086285282	111075589579	111078445584	111085574912	111085381165	111082519828	111086685129	111080795259	111082980112	111079026568	111075726796
111080185836	111077474035	111070662217	111084769782	111086800308	111079299010	111086657948	111074255118	111085987112	111086285428	111075648531	111078462820	111085575092	111085381356	111082553758	111086701038	111080795563	111082980527	111079041172	111075726819
111080185993	111077489873	111070662295	111084739228	111086800421	111079299087	111086658129	111074269551	111086033340	111086300448	111075648788	111078463562	111085575430	111085382009	111082555299	111086701094	111080812866	111082996962	111079041217	111075727269
111080186129	111077490099	111070709477	111084739374	111086800522	111079329687	111086627709	111074269641	111086033362	111086300460	111075619012	111078359072	111085590987	111085285281	111082555390	111086701128	111080813340	111083012816	111079128729	111075741568
111080200722	111077388938	111070601423	111084739396	111086800588	111079344549	111086628047	111074182050	111086033496	111086300549	111075663594	111078359083	111085591225	111085285427	111082572085	111086701173	111080813351	111083013952	111079129562	111075758375
111080200834	111077422409	111070616441	111084739576	111086800623	111079345258	111086642740	111074182106	111086002122	111086300572	111075663730	111078359353	111085591449	111085285528	111082572131	111086701421	111080828379	111082919620	111079129630	111075758410
111080200935	111077439610	111070631909	111084754157	111086815461	111079300518	111086642751	111074196943	111086002504	111086301359	111075634974	111078410755	111085605940	111085301246	111082587902	111086701533	111080734779	111082919721	111079129887	111075677993
111080201116	111077455393	111070663252	111084754494	111086815506	111079315750	111086643022	111074211345	111086003369	111086301427	111075561232	111078428697	111085653561	111085301280	111083490782	111086701555	111080734858	111082948857	111079099434	111075711565
111080111307	111077509517	111070711829	111084660265	111086815809	111079331039	111086643099	111074225654	111085924810	111086315949	111075620092	111078479840	111085653796	111085315634	111083536323	111086716124	111080735017	111082948891	111079100066	111075727775
111080126998	111077474103	111070697136	111084660546	111086815832	111079331231	111086643123	111074269955	111085924887	111086316704	111075651096	111078448071	111085653808	111085315780	111083536604	111086716203	111080735051	111082949500	111079114645	111075728091
111080128349	111077405893	111070601906	111084660827	111086830200	111079375633	111086643235	111074284592	111085925057	111086316737	111075562244	111078463775	111085654067	111085315803	111083506106	111086716214	111080766189	111082949768	111079027536	111075774687
111080143425	111077407378	111070713393	111084676891	111086830233	111079346394	111086643268	111074257097	111085939096	111086316894	111075606175	111078463797	111085622905	111085315948	111083522160	111086716270	111080797509	111082949869	111079042072	111075695881
111080157307	111077423747	111070697642	111084692585	111086830288	111079360558	111086643280	111074270744	111085939681	111086316939	111075665248	111078360603	111085623322	111085316253	111083522373	111086716696	111080845873	111082980640	111079057304	111075713354
111080157622	111077456293	111070633529	111084707942	111086830479	111079360569	111086643572	111074227656	111085954992	111086317008	111075651681	111078360625	111085639183	111085332082	111083522384	111086716876	111080828874	111082980651	111079086799	111075743717
111080186747	111077456822	111070649458	111084708954	111086830536	111079285251	111086551389	111074272410	111085971452	111086317110	111075562626	111078377577	111085639240	111085332734	111083522418	111086716955	111080829314	111083028688	111079130261	111075789076
111080201363	111077492484	111070665951	111084769849	111086830604	111079286050	111086551503	111074199801	111085987628	111086333220	111075578061	111078429351	111085544481	111085332767	111083522564	111086716988	111080766493	111082999268	111079101797	111075789650
111080215054	111077492495	111070698755	111084770403	111086830648	111079316829	111086551761	111074227780	111086004102	111086333253	111075578229	111078465025	111085544492	111085332857	111083427883	111086732144	111080781591	111083014526	111079115129	111075775015
111080112432	111077492596	111070650281	111084740444	111086830705	111079316874	111086566521	111074286943	111086004113	111086333264	111075592630	111078465597	111085559847	111085349912	111083444107	111086732166	111080781603	111082920396	111079115387	111075679063
111080113017	111077390818	111070666604	111084754708	111086844047	111079332018	111086566688	111074287731	111085909970	111086333286	111075592685	111078396769	111085575586	111085398433	111083460857	111086732379	111068476295	111082921106	111079043242	111075713848
111080128697	111077407536	111070666839	111084754719	111086844148	111079332063	111086566981	111074273196	111085909992	111086333354	111075592955	111078412432	111085575788	111085398792	111083475943	111086732650	111068371211	111082921162	111079058091	111075730140
111080144178	111077407930	111051098534	111084755620	111086844182	111079346462	111086567050	111074273781	111085910646	111086333422	111075666003	111078430645	111085576172	111085399052	111083492177	111086732717	111068386600	111082966925	111079058642	111075744471
111080144460	111077424276	111051131194	111084755631	111086844216	111079346776	111086581191	111074200073	111085925406	111086333433	111075652211	111078430779	111085576194	111085399388	111083537144	111086732807	111068401103	111082982248	111079073616	111075761807
111080158353	111077424647	111051038437	111084755653	111086844553	111079360974	111086581607	111074259763	111085925440	111086333567	111075593978	111078431051	111085576419	111085366348	111083537627	111086732829	111068430655	111082982844	111079087284	111075776825
111080158421	111077441387	111051101641	111084677106	111086844665	111079286162	111086596568	111074275075	111085925877	111086347326	111075594047	111078481551	111085591584	111085366416	111083507613	111086776782	111068477724	111082982888	111079087295	111075680582
111080172898	111077457003	111051025411	111084692923	111086890486	111079286386	111086596580	111074230290	111085955375	111086347416	111075607783	111078481674	111085592800	111085366607	111083507624	111086777198	111068402003	111082983003	111079102057	111075680773
111080187456	111077458341	111051088678	111084693036	111086890857	111079302374	111086597277	111074230515	111085955746	111086347438	111075608379	111078450018	111085607010	111085382694	111083508096	111086777200	111027993968	111082983126	111079115589	111075730364
111080187490	111077510698	111051134748	111084693069	111086890903	111079302565	111086611522	111074260596	111085956264	111086347540	111075667149	111078466194	111085607290	111085286462	111083413170	111086777255	111035611234	111083029689	111079029381	111075730915
111080187995	111077510711	111051120710	111084709461	111086890914	111079332197	111086611588	111074188652	111085956275	111086347641	111075667318	111078432265	111085654281	111085301381	111083413259	111086777312	111035598700	111083014896	111079044490	111075731118
111080188109	111077476970	111051074257	111084709663	111086859986	111079332445	111086611746	111074230739	111085971711	111086393653	111075667565	111078466396	111085654472	111085317120	111083413732	111086777413	111035629570	111083014953	111079044502	111075762561
111080215896	111077477229	111051089589	111084770818	111086860023	111079377815	111086611803	111074231246	111085971755	111086393721	111075653683	111078466554	111085654551	111085317287	111083429313	111086748006	111035585256	111083015000	111079074033	111075731691
111080113354	111077492866	111051045738	111084771011	111086860034	111079361919	111086611836	111074188809	111085971878	111086393866	111075565371	111078466677	111085654629	111085317681	111083445232	111086748163	111035571611	111083015268	111079074044	111075777860
111080113961	111077493418	111051077104	111084771066	111086860056	111079272437	111086611993	111074203368	111086019591	111086393899	111075594418	111078380201	111085655046	111085317928	111083477282	111086748185	111035663736	111082935358	111079131969	111075778546
111080145674	111077442546	111051093876	111084741715	111086860179	111079272673	111086612062	111074203391	111086020267	111086393912	111075595149	111078415110	111085655417	111085399490	111083477305	111086748231	111035573332	111082935415	111079102697	111075732434
111080158870	111077512319	111051063569	111084741928	111086860214	111079288287	111084355053	111074217431	111086020582	111086394070	111075608661	111078483610	111085639925	111085399591	111083477383	111086748264	111035605350	111082935695	111079116917	111075748510
111080159006	111077477319	111051049259	111084741995	111086860269	111079288489	111084355176	111074246578	111086020593	111086394126	111075608908	111078364405	111085639947	111085399951	111083477675	111086748310	111035564118	111082951873	111079030833	111075793138
111080203039	111077477432	111047215877	111084756182	111086860315	111079303544	111084355794	111074261890	111085989002	111086394148	111075624041	111078364809	111085544818	111085367226	111083522834	111086748376	111040990263	111082967667	111079044726	111075793284
111080216976	111077477791	111047247940	111084661761	111086860382	111079303577	111084356537	111074261913	111086004449	111086363571	111075668375	111078381370	111085545088	111085383606	111083522889	111086748444	111040921098	111082967869	111079044872	111075764158
111080114131	111077477926	111047199126	111084662098	111086860393	111079318168	111084402258	111074276942	111086004540	111086363650	111075668498	111078381516	111085545123	111085383921	111083523295	111086762383	111040902828	111082983643	111079060847	111075779817
111080130904	111077494307	111047298272	111084662717	111086860573	111079333705	111084402269	111074277257	111086005428	111086363728	111075640139	111078382045	111085545640	111085286833	111083493370	111086762451	111040977336	111082983946	111079103935	111075700428
111080146068	111077409640	111042040418	111084662728	111086860708	111079333851	111084371657	111074189697	111086005439	111086363739	111075565876	111078382449	111085592967	111085287597	111083493381	111086762620	111041013260	111082984475	111079104048	111075748554
111080146383	111077410518	111042129113	111084678387	111086860719	111079379277	111084372119	111074203942	111085910769	111086364000	111075581470	111078435235	111085593384	111085302652	111083508445	111086670358	111046536478	111083030669	111079118087	111075748576
111080159310	111077443053	111042113958	111084678657	111086874994	111079348857	111084387339	111074291679	111085911254	111086364033	111075595532	111078485263	111085607931	111085318165	111083508580	111086670594	111046537389	111083001128	111079031261	111075780493
111080175701	111077443211	111042165775	111084678691	111086875399	111079348970	111084387733	111074263588	111085911287	111086378960	111075595644	111078451884	111085655552	111085318570	111083509053	111086670673	111046537413	111083001229	111079031643	111075684508
111080217258	111077459601	111042150184	111084678792	111086875849	111079363146	111084388442	111074278236	111085926238	111086379174	111075595699	111078451895	111085655620	111085318615	111083430225	111086670729	111046474075	111083015808	111079045581	111075718517
111080217281	111077515277	111042083561	111084678871	111086786288	111079363157	111084293201	111074190846	111085927004	111086379860	111075595701	111078452201	111085656418	111085334253	111083430540	111086685163	111057298497	111082936911	111079090367	111075750232
111080217999	111077411722	111038825638	111084693856	111086786301	111079273393	111084293403	111074204404	111085941640	111086379983	111075610293	111078469748	111085624086	111085334455	111083430999	111086685185	111057236770	111082937237	111079134557	111075685565
111080131950	111077411766	111081805432	111084694116	111086786323	111079273494	111084293425	111074204819	111085956387	111086380110	111075610697	111078365530	111085625065	111085334466	111083431013	111086685499	111057253184	111082937271	111079105061	111075703342
111080160479	111077427404	111081805555	111084711228	111086786367	111079288614	111084293559	111074248367	111085956994	111086285552	111075624502	111078365912	111085640646	111085401449	111083431103	111086685545	111057267785	111082952223	111079118537	111075719260
111080176184	111077460984	111081820664	111084725289	111086786446	111079288917	111084308624	111074248402	111085957377	111086285934	111075668500	111078365967	111085640680	111085401450	111083431181	111086685556	111057284694	111082968691	111079031845	111075750715
111080205244	111077480098	111081725376	111084725290	111086786547	111079334896	111084324273	111074248480	111085972981	111086286014	111075566237	111078382843	111085641029	111085368104	111083445670	111086685578	111057326680	111082985050	111079032082	111075751165
111080218709	111077394698	111081725387	111084725380	111086786749	111079379828	111084324611	111040558858	111085973667	111086302451	111075581784	111078383158	111085641096	111085384236	111083445805	111086685781	111057313619	111082985308	111079032622	111075795668
111080116964	111077395060	111081742577	111084725559	111086800881	111079380077	111084339415	111063147295	111086020627	111086302642	111075611025	111078399919	111085641175	111085385114	111083446503	111086685848	111057285662	111083031705	111079046683	111075767331

SCH-A-3

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111080117112	111077429518	111081758484	111084742143	111086800904	111079349757	111084339617	111063076623	111086020997	111086302800	111075611216	111078399997	111085546315	111085303338	111083462208	111086685859	111057270868	111083001522	111079046739	111075781999
111080132120	111077429642	111081758697	111084742187	111086801084	111079349993	111084340080	111063133537	111086021022	111086302844	111075611553	111078400068	111085546337	111085303899	111083463096	111086702185	111057240258	111083001599	111079046863	111075687107
111080132186	111077429754	111081774998	111084742277	111086801095	111079305478	111084357268	111063062617	111086021101	111086317299	111075567609	111078416841	111085546461	111085304058	111083523330	111086702196	111057240348	111083001814	111079090536	111075720880
111080132793	111077429811	111081821306	111084742918	111086801129	111079334986	111084357370	111063092160	111085989686	111086317424	111075567676	111078436067	111085561985	111085304205	111083523419	111086702231	111057318490	111083001982	111079091009	111075751413
111080161964	111077429833	111081821418	111084757790	111086801130	111079335202	111084403631	111063048611	111085989776	111086317895	111075583001	111078485836	111085562177	111085319021	111083524140	111086702411	111057242610	111083017259	111087100706	111075782866
111080177354	111077461277	111081837055	111084663066	111086801365	111079335471	111084403833	111063062864	111086005877	111086317930	111075596814	111078453628	111085562368	111085319032	111083524274	111086702714	111057242632	111082923568	111087101235	111075782901
111080206166	111077498323	111081807726	111084664157	111086801499	111079381034	111084372355	111063149264	111085927060	111086317952	111075611801	111078470739	111085577342	111085319313	111083493864	111086717147	111057320235	111082923726	111087101268	111075783193
111080219508	111077498491	111081807849	111084679175	111086801556	111079350333	111084372445	111063093521	111085927116	111086333770	111075642568	111078384429	111085577667	111085319650	111083494315	111086717181	111057244207	111082953875	111087101741	111075783362
111080220050	111077396577	111081726939	111084694565	111086801590	111079275496	111084277898	111063135933	111085927172	111086333826	111075643075	111078384654	111085593553	111085335883	111083494382	111086717204	111057308297	111083032526	111087148506	111075688007
111080117178	111077413735	111081727110	111084695274	111086815999	111079275845	111084278305	111063080022	111085927419	111086333927	111075643110	111078384834	111085594958	111085351959	111083509165	111086717260	111057262993	111083032784	111087148540	111075721926
111080117303	111077430071	111081743130	111084695409	111086816248	111079290875	111084295146	111063136675	111085941808	111086333972	111075657665	111078418236	111085608527	111085369824	111083509367	111086717282	111057276987	111083032829	111087148584	111075737350
111080117381	111077446236	111081743769	111084695476	111086816372	111079305669	111084309658	111063095040	111085942067	111086334018	111075569814	111078419271	111085608628	111085369891	111083509480	111086717349	111057264254	111083032874	111087148595	111075752997
111080133839	111077446652	111081759676	111084695487	111086816530	111079336348	111084309883	111063137711	111085942124	111086334704	111075585069	111078436528	111085608763	111085385697	111083509503	111086717608	111057309805	111083032896	111087149046	111075753055
111080162651	111077519934	111081775450	111084711420	111086816552	111079336674	111084340204	111063138318	111085942270	111086334782	111075628821	111078454405	111085609180	111085289207	111083509592	111086717697	111057309816	111083002174	111087149181	111075797479
111080163315	111077397231	111081776057	111084711453	111086830794	111079382024	111084340316	111063066802	111085957412	111086349340	111075643716	111078454416	111080677135	111085289487	111083414924	111086718025	111072790211	111083017833	111087117793	111075768680
111080163371	111077414039	111081822318	111084711802	111086830963	111079276150	111084389252	111063153359	111085957513	111086349373	111075570175	111078367802	111080691142	111085289577	111083431596	111086733202	111072834489	111083018148	111087118491	111075769108
111080192159	111077414433	111081822385	111084711891	111086831054	111079291214	111084357404	111063068747	111085957681	111086349632	111075600595	111078437608	111080612347	111085289588	111083447098	111086733369	111072746661	111083018160	111087118750	111075783968
111080206515	111077430633	111041509800	111084712005	111086831087	111079291270	111084357932	111063111577	111085974141	111086349643	111075600607	111078455024	111080613674	111085305240	111083447267	111086777705	111072776260	111082923850	111087118862	111075784026
111080220566	111077446854	111073530326	111084772865	111086831122	111079321791	111084372883	111063125998	111085974163	111086349698	111075629574	111078455091	111080644151	111085320012	111083447560	111086777761	111072835604	111082924031	111087133836	111075784116
111080220667	111077447574	111073544411	111084773136	111086831155	111054842893	111084373918	111063055035	111085974297	111086394283	111075674035	111078455114	111080660632	111085320258	111083463490	111086777806	111072806051	111082924187	111087134433	111075688715
111080134661	111077483349	111073484289	111084773158	111086831177	111054898883	111084374201	111063084329	111085991072	111086394317	111075570827	111078471910	111080720752	111085321091	111083464110	111086777817	111072806275	111082924200	111087134602	111075689301
111080134740	111077398131	111073499847	111084773215	111086831188	111054857136	111084278945	111063084453	111085991229	111086395048	111075571604	111078368106	111080721258	111085336187	111083464323	111086778616	111072761668	111082924345	111087134747	111075737800
111080149487	111077398265	111073500097	111084773282	111086831256	111085102188	111084278990	111063099099	111085991522	111086395183	111075601619	111078368195	111080691669	111085353120	111083478766	111086778650	111072820754	111082938070	111087039370	111075754630
111080163449	111077398276	111073573615	111084743133	111086831313	111085102425	111084279610	111063127608	111085991533	111086395206	111075601642	111078368296	111080692446	111085353478	111083479194	111086778672	111072820776	111082938081	111087039617	111075799279
111080164440	111077448148	111073573705	111084743155	111086844979	111085102649	111084296147	111063156037	111085991555	111086395408	111075615265	111078386421	111080597417	111085353793	111083524915	111086748624	111072792381	111082938193	111087039774	111075799325
111080178782	111077448205	111073544781	111084758465	111086845071	111085151867	111084326051	111063128014	111086006722	111086364752	111075629923	111078438845	111080597428	111082905928	111083494652	111086748826	111072792392	111082938205	111087039820	111075769670
111080193295	111077465697	111073544927	111084758522	111086845363	111085118826	111084326107	111063143099	111086006744	111086380491	111075630183	111078488198	111080614169	111082906176	111083510167	111086748837	111072793258	111082939307	111087054074	111075706930
111080206919	111051020999	111073545052	111084758623	111086845374	111085118916	111084341250	111063071358	111085928320	111086380716	111075630194	111078489425	111080644858	111082875249	111083416140	111086749568	111072732880	111082939644	111087054131	111075707436
111080221051	111051006421	111073454130	111084664337	111086845464	111085119085	111084389296	111063100788	111085959559	111086381188	111075630352	111078369411	111080645444	111082875485	111083432058	111086749636	111072777812	111082954281	111087054197	111075738711
111080119204	111050975795	111073560510	111084664449	111086845600	111085119175	111084389465	111063130275	111085959560	111086286193	111075630374	111078403937	111080645747	111082890471	111083432115	111086749658	111072778318	111082954292	111087054209	111075738834
111080119866	111050975830	111073532395	111084664517	111086845688	111085119962	111084389544	111063087580	111085959739	111086286676	111077193819	111078439712	111080692682	111082792551	111083432227	111086749669	111072822127	111082955080	111087054366	111075754696
111080136067	111050930572	111073545186	111084695612	111086891049	111085120010	111084389612	111063087816	111085974444	111086286698	111077194269	111078489773	111080693649	111082792607	111083432306	111086763069	111072822183	111082970155	111087054377	111078023700
111080136168	111050932192	111073545928	111084695959	111086891577	111085120065	111084389667	111063116640	111085974747	111086303621	111077243321	111078490214	111080614529	111082793170	111083448628	111086763339	111072807838	111082971112	111087054412	111078024206
111080150445	111050917982	111073455298	111084712825	111086891678	111085136196	111084358247	111063158433	111085974871	111086303698	111077209659	111078388850	111080630729	111082793192	111083479914	111086763407	111072719593	111047858151	111087054467	111078024598
111080164530	111050966560	111073501683	111084712959	111086891814	111085040066	111084374649	111063088569	111086022797	111086303722	111077227176	111078490573	111080645804	111082809763	111083480040	111086763564	111072763503	111045897961	111087054579	111078024824
111080165036	111050988621	111073561016	111084712993	111086891881	111085040505	111084279867	111063103387	111086022900	111086303812	111077142633	111078459590	111080646186	111082810776	111083525196	111086763698	111072778778	111045865382	111087068620	111078040901
111080165306	111050927691	111073561218	111084727393	111086861248	111085054612	111084279902	111063159647	111086023080	111086318144	111077159495	111078475396	111080662735	111082826403	111083525310	111086763957	111072794754	111045833310	111087068721	111077959493
111080179345	111050973850	111073532687	111084727449	111086861383	111085054645	111084312180	111063146340	111085992747	111086318717	111077176933	111078475701	111080679878	111082826447	111083496362	111086671629	111072823623	111045833512	111087068754	111077975873
111080194005	111064548516	111073486438	111084727629	111086861563	111085069461	111084326815	111069783994	111086007059	111086318728	111077177068	111078389716	111080694112	111082826672	111083511720	111086671809	111072810113	111045835176	111087068833	111078008321
111080194904	111064490961	111073517220	111084773967	111086861888	111085070496	111084326848	111069799867	111086007071	111086318739	111077177125	111078389840	111080599475	111082842210	111083511810	111086671821	111072780849	111045889681	111087068866	111077944880
111080208427	111064579723	111073533543	111084744358	111086877155	111085086853	111084326893	111069710051	111086008230	111086318740	111077227693	111078424187	111080599600	111082842298	111083511854	111086671865	111072825210	111066047804	111087084897	111078008949
111080221668	111064506723	111073457717	111084744820	111086877289	111085102740	111084328086	111069753407	111085913324	111086318751	111077244142	111078424468	111080615519	111082859904	111083417488	111086671944	111072797296	111066048704	111087084965	111078059237
111080136506	111064563063	111073487787	111084759275	111086786828	111085103134	111084328198	111069816384	111085913379	111086335042	111077211012	111078425076	111080615632	111082906233	111083417703	111086687468	111072811181	111066063891	111087101987	111078042622
111080136551	111064563399	111073518861	111084681774	111086786996	111085103943	111084328211	111069785390	111085913616	111086335233	111077211056	111078441366	111080631810	111082906299	111083417860	111086687491	111072812395	111066112021	111087102236	111077961610
111080136584	111064550834	111073562556	111084697603	111086787100	111085152644	111084342352	111069801849	111085929118	111086335659	111077106138	111078492081	111080647200	111082876802	111083417961	111086687525	111072737762	111066129063	111087102270	111077961755
111080180673	111064521810	111073533903	111084713118	111086787740	111085152701	111084342813	111069755690	111085943866	111086350117	111077106295	111078460334	111080647345	111082775967	111083433105	111086702792	111072767439	111066129939	111087149484	111077977774
111080180785	111064536793	111073458224	111084713512	111086787896	111085152925	111084391176	111069756231	111085943899	111086350487	111077123092	111078460367	111080647413	111082793417	111083433161	111086702815	111072798208	111066065792	111087149530	111077977932
111080195691	111064551004	111073487877	111084713556	111086801893	111085153016	111084375325	111069772891	111085959885	111086350498	111077143319	111078476432	111080663411	111082810956	111083448842	111086702938	111072798309	111066097179	111087149585	111077994650
111080208911	111064551071	111073488283	111084727922	111086801983	111085120166	111084375976	111069773207	111085960023	111086395970	111077144387	111078477253	111080709603	111082811238	111083449629	111086703142	111072798972	111066113921	111087149855	111078026725
111080209316	111036490274	111073488328	111084774193	111086802041	111085120335	111084376012	111069757311	111085960214	111086395992	111077144501	111078390033	111080680241	111082811452	111083465133	111086703265	111072812687	111066165568	111087118930	111078043409
111080152302	111036479732	111073488429	111084774609	111086802120	111085120559	111084376089	111069773218	111085960348	111086396117	111077178216	111078390415	111080694594	111082811519	111083465481	111086703401	111072723396	111066050044	111087118974	111077946208
111080210116	111036513810	111073504338	111084774968	111086802142	111085120649	111084280364	111069789316	111085976378	111086396162	111077228447	111078407087	111080694640	111082827336	111083465739	111086718250	111072738459	111066131325	111087118985	111077962969
111080224458	111036436230	111073549382	111084775183	111086802333	111085025036	111084297531	111069700106	111085976480	111086396296	111077194786	111078425122	111080694695	111082827493	111083480837	111086718429	111072738808	111066082397	111087119234	111077963229
111080122848	111032861249	111073474705	111084745191	111086816811	111085025126	111084297564	111069744351	111085976637	111086396432	111077195057	111078442963	111080617061	111082827752	111083481153	111086718496	111072753568	111066098631	111087119245	111077979147
111080138575	111075118577	111073504945	111084745540	111086816866	111085025250	111084312539	111069774499	111086023664	111086396443	111077211146	111057478701	111080633238	111082843840	111083526872	111086718553	111072753951	111066132168	111087119290	111077995864
111080138856	111075133596	111073521203	111084745742	111086817610	111085040730	111084312955	111069700656	111086023765	111086365168	111077211584	111066903366	111080664298	111082892170	111083496610	111086734595	111072769004	111066149458	111087119346	111078028031
111080139172	111075133776	111073565234	111084760198	111086817621	111085055523	111084328378	111069730121	111086024294	111086365269	111077106879	111066843909	111080664861	111082861288	111083496823	111086778762	111072827346	111066052361	111087119403	111077964174
111080152740	111075148974	111073536254	111084760244	111086817654	111085055534	111084329054	111069730446	111085993120	111086365326	111077124307	111066845192	111080681129	111082861378	111083497251	111086778830	111072827548	111066082791	111087024161	111077996438
111080152964	111075071126	111073550610	111084760491	111086831638	111085055635	111084343016	111069744586	111085993658	111086365483	111077179273	111066816662	111080681297	111082861536	111083512428	111086779077	111072828055	111066083534	111087024183	111077996719

SCH-A-4

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111080153718	111075071306	111073505744	111084760941	111086831829	111085055770	111084343511	111069759133	111085914369	111086381571	111077229617	111066905830	111080602267	111082877151	111083512563	111086779279	111072828235	111066084164	111087024295	111078012708
111080153796	111075134159	111073506925	111084666407	111086831908	111085055781	111084343566	111069806383	111085914662	111086381661	111077213283	111066875993	111080618084	111082877397	111083433835	111086779280	111072828358	111066099575	111087024396	111078012955
111080153875	111075134441	111073522103	111084666812	111086832202	111085087056	111084343915	111069701163	111085914673	111086381694	111077213395	111066906954	111080633508	111082877487	111083433903	111086750245	111072799715	111066099801	111087024802	111078028727
111080197008	111075056006	111073566145	111084682113	111086832268	111085087102	111084343960	111069716530	111085914774	111086381885	111077108859	111066847239	111080665187	111082877500	111083434072	111086750414	111072814500	111066168640	111087024824	111077964444
111080197615	111075056118	111073566156	111084682191	111086832325	111085087157	111084391547	111069746151	111085915517	111086381942	111077180062	111066860931	111080710650	111082877601	111083449966	111086750537	111072725769	111066052765	111087024846	111077980396
111080210419	111075088001	111073536760	111084682427	111086846522	111085087438	111084392122	111069759931	111085930019	111086381964	111077197284	111066893049	111080710986	111082777239	111083450137	111086764363	111072755087	111066053238	111087024925	111077980598
111080210925	111075088360	111073537042	111084682438	111086846667	111085137243	111084359721	111069808363	111085930592	111086287138	111077109692	111066848612	111080682298	111082777329	111083465863	111086764532	111072755795	111066117789	111087024970	111077997945
111080225088	111075119332	111073461048	111084714030	111086846690	111085137636	111084376461	111069776435	111085944890	111086287183	111077181164	111066877704	111080682704	111082777341	111083466819	111086764576	111072828976	111066085288	111087025016	111078013697
111080168927	111075134801	111073476033	111084729609	111086846713	111085104179	111084376977	111069777122	111085945329	111086287846	111077181254	111066894017	111080695865	111082794171	111083481647	111086671977	111072829001	111066171015	111087025049	111078030832
111080169108	111075057120	111073507296	111084775992	111086846780	111085104573	111084281590	111069791195	111085961282	111086288005	111077197969	111066834651	111080634745	111082794362	111083527031	111086672002	111072756291	111066071520	111087040125	111078046750
111080183238	111075057377	111073507410	111084776319	111086846858	111085104708	111084299049	111069791230	111085976963	111086288162	111077198364	111066863338	111080666481	111082811621	111083527097	111086672035	111072771760	111066154915	111087040158	111077949829
111080184385	111075072879	111073507533	111084745854	111086846993	111085120818	111084313484	111069717575	111086024687	111086288229	111077198612	111066908642	111080711268	111082828450	111083497688	111086672316	111072772794	111066171688	111087040529	111077999138
111080212231	111075104471	111073508062	111084745977	111086892174	111085026329	111084329683	111069733292	111086024788	111086303957	111077214778	111066909429	111080711426	111082828595	111083497868	111086672406	111072802091	111066071621	111087040563	111078014632
111080226461	111075042742	111073508332	111084745999	111086892400	111085026891	111084392199	111069762700	111086009589	111086304026	111077110010	111066836114	111080697036	111082828629	111083497891	111086672530	111072742825	111066071733	111087040596	111078014643
111080226506	111075090060	111073538694	111084746024	111086892455	111085041629	111084392357	111069762946	111086009927	111086304071	111077110605	111066863507	111080619793	111082829114	111083497947	111086687604	111072772941	111066155455	111087040697	111078031293
111080124750	111075105607	111073538717	111084746125	111086892477	111085041720	111084361083	111049313777	111086009949	111086304330	111077110706	111066879177	111080635746	111082844582	111083512710	111086687660	111072773111	111066089169	111087040743	111077950179
111080124828	111075105685	111073478800	111084746440	111086892703	111085041854	111084361173	111049349956	111086010121	111086319369	111077147953	111066895704	111080712416	111082892620	111083512800	111086687749	111072773302	111081119418	111087040754	111077951282
111080154573	111075105865	111073493256	111084747070	111086862137	111085057121	111084361229	111049351094	111086010198	111086319640	111077215421	111066910049	111080712450	111082893104	111083513700	111086687783	111072773447	111081119632	111087040833	111077966468
111080154988	111075151439	111073493414	111084667633	111086862159	111085071644	111084377428	111049334815	111086010277	111086319707	111077215511	111066821938	111080712843	111082893182	111083513834	111086687839	111072786878	111081149714	111087040912	111077967289
111080155361	111075151451	111073494134	111084667644	111086862429	111085072049	111084377608	111049373571	111085915731	111086319954	111077130360	111066850941	111080604247	111082861750	111083419525	111086688436	111072830935	111081164654	111087054614	111077982691
111080169940	111075121986	111073508624	111084667846	111086862531	111085072498	111084283581	111049305846	111085915742	111086320013	111077130528	111066911309	111080604281	111082878231	111083419648	111086688481	111072832409	111081164924	111087054951	111077999868
111080170447	111075059841	111073524802	111084683237	111086877795	111085072735	111084299690	111049408941	111085931100	111086320046	111077148864	111066823031	111080637377	111082878747	111083436603	111086703760	111072803036	111081179391	111087055019	111078064053
111080170481	111075075119	111073539202	111084683844	111086877908	111085089003	111084315699	111049340238	111085931223	111086320091	111077183414	111066865824	111080653005	111082878758	111083451307	111086704233	111072817749	111081195041	111087055266	111078064288
111080198649	111075091386	111073509287	111084698817	111086878011	111085089069	111084315790	111049344546	111085931313	111086320169	111077233566	111066897807	111080653397	111082777835	111083451611	111086704277	111072728605	111081195276	111087069463	111078064783
111080199134	111075106877	111073525353	111084698930	111086788392	111085089126	111084330214	111049329178	111085945879	111086320260	111077233623	111066824032	111080669664	111082778836	111083466998	111086704323	111072729202	111081209755	111087069485	111078032654
111080212264	111075151631	111073569407	111084699605	111086788505	111085138064	111084330630	111049346504	111085945970	111086335862	111077200379	111066867411	111080669844	111082795116	111083467326	111086704479	111072743567	111081104759	111087069496	111078048606
111080212512	111075151697	111073465480	111084699649	111086788527	111085138794	111084346143	111078355810	111085946285	111086335930	111077200447	111066882272	111080713046	111082795790	111083467517	111086704503	111072832937	111081120612	111087069621	111078049089
111052263371	111075138007	111073479878	111084699807	111086788538	111085138806	111084393459	111078325064	111085946308	111086335952	111077216871	111066898369	111080713114	111082795880	111083482121	111086718913	111072729572	111081121040	111087069632	111077951394
111052264103	111075075849	111073510830	111084715424	111086802692	111085138828	111084393617	111078232410	111085946533	111086335996	111077112966	111066899236	111080685268	111082795981	111083483380	111086718946	111072743848	111081150682	111087069698	111078000750
111052345079	111075076682	111073570027	111084715772	111086802894	111085139009	111084378340	111078233051	111085961967	111086336133	111077112977	111066899911	111080699577	111082796049	111083528638	111086718957	111072743905	111081151302	111087069755	111078000840
111052314435	111075107306	111073570195	111084715907	111086802984	111085105686	111084378395	111078325345	111086025037	111086336155	111077149911	111066900082	111080605721	111082796117	111083498397	111086718979	111072774426	111081179964	111087069935	111078000895
111052314974	111075123089	111073570780	111084776993	111086803020	111085105912	111084379060	111078325356	111086025217	111086336188	111077167315	111066854372	111080621099	111082812891	111083420033	111086719060	111072774886	111049419640	111087070083	111078065212
111052285274	111075123180	111073511471	111084747160	111086817980	111085122573	111084283884	111078325873	111086025824	111086336289	111077234297	111066855025	111080621134	111082813409	111083436726	111086719307	111072833196	111049492472	111087070117	111077968617
111052331951	111075138748	111073542138	111084747216	111086818093	111085123271	111084283952	111078214566	111086026151	111086336379	111077234433	111066869446	111080670082	111082829204	111083437042	111086719341	111072819202	111049461243	111087085472	111077968910
111052286174	111075138782	111073556481	111084747711	111086818217	111085042259	111084284133	111078215073	111085995212	111086350555	111077217434	111066916315	111080714801	111082830251	111083437075	111086719352	111072745648	111049535919	111087085607	111078001863
111052365486	111075045969	111073481747	111084761795	111086818284	111085057604	111084284267	111078233691	111086011896	111086350656	111077132643	111066916674	111080685707	111082845493	111083437154	111086734742	111072789545	111049467070	111087085652	111078016960
111052318293	111075061608	111073482175	111084762572	111086818936	111085058245	111084300345	111078287027	111085917384	111086350869	111077133093	111066870178	111080607127	111082845594	111083452151	111086734854	111072789871	111049485137	111087085753	111078017310
111042292709	111075078178	111073572322	111084762639	111086818947	111085058313	111084300693	111078341770	111085931773	111086351567	111077150621	111066870358	111080622562	111082845752	111083452375	111086734887	111082453320	111049433938	111087085775	111078066101
111042295274	111075092501	111073558551	111084668241	111086832415	111085072948	111084315936	111078310046	111085947309	111086351679	111077151385	111066870651	111080622775	111082893878	111083452757	111086734900	111082453454	111079462146	111087085786	111078066808
111042207817	111075092725	111073558595	111084668274	111086832426	111085073152	111084315958	111078310226	111085947444	111086397028	111077185269	111066871089	111080623529	111082894183	111083468046	111086735237	111082502336	111079490507	111087085944	111078034915
111042259410	111075093096	111073468203	111084684249	111086832550	111085089597	111084316207	111078215264	111085962621	111086366585	111077185359	111066917866	111080623620	111082894408	111083468316	111086779415	111082502347	111079491542	111087135063	111077953475
111056611697	111075108105	111073483211	111084684250	111086832651	111085089823	111084316252	111078215770	111085978437	111086366721	111077185595	111066828115	111080623732	111082862447	111083499590	111086779796	111082486797	111079399055	111087135096	111077969113
111056612193	111075108600	111073528840	111084684463	111086832684	111085139177	111084331350	111078234300	111085978482	111086366798	111077235838	111066887479	111080655524	111082862582	111083500234	111086780024	111082384480	111079399224	111087135175	111077969450
111056687500	111075153611	111073528996	111084716144	111086832864	111085139267	111084331372	111078251770	111086026397	111086382167	111077202359	111058457518	111080655704	111082779006	111083515656	111086750661	111082384491	111079399303	111087135243	111077969753
111056673572	111075124114	111048450240	111084716526	111086833023	111085139278	111084346244	111078287421	111086026713	111086382303	111077218930	111058487511	111080670699	111082779062	111083515689	111086751178	111082384738	111079415874	111087135287	111077986123
111056659453	111075140190	111048466674	111084731231	111086847220	111085139324	111084346301	111078342524	111085996505	111086382370	111077218996	111058487746	111080715420	111082779703	111083420493	111086751213	111082385515	111079431872	111087102742	111078002550
111056600505	111075046364	111048467800	111084778085	111086847242	111085139379	111084346345	111078342951	111085996549	111086289062	111077134555	111058427818	111080701289	111082796690	111083420662	111086751550	111082401749	111079446799	111087102933	111078052746
111056632184	111075062429	111048435399	111084748341	111086847275	111085140539	111084394528	111078310967	111086011920	111086289129	111077169687	111058429236	111080701290	111082813465	111083437334	111086751594	111082417421	111079447510	111087103024	111078019244
111056633118	111075062654	111048372355	111084762998	111086847286	111085107228	111084394832	111078328449	111086011953	111086304846	111077169845	111058491280	111080701346	111082813612	111083437547	111086751628	111082417870	111079491924	111087119537	111078019255
111056707514	111075078336	111048469431	111084763056	111086847400	111085123585	111084394843	111078236515	111086012011	111086304880	111077236749	111058507884	111080701593	111082814321	111083437581	111086751864	111082434981	111079464452	111087119571	111078019367
111056678577	111075093568	111048376843	111084763191	111086847455	111085123619	111084394854	111078252377	111086012482	111086304914	111077203529	111058447786	111080701638	111082831061	111083452858	111086751998	111082453511	111079478682	111087119773	111078036445
111056602945	111075109443	111048393000	111084763258	111086847556	111085124261	111084363412	111078271020	111085917698	111086305094	111077203619	111058448079	111080623967	111082846416	111083453589	111086752034	111082454400	111079400384	111087119784	111077956401
111056679017	111075109476	111048377428	111084763270	111086893096	111085028354	111084363490	111078271109	111085932561	111086305252	111077219740	111058418065	111080640034	111082895353	111083484617	111086765544	111082503449	111079417832	111087119841	111078004394
111056709842	111075125429	111048411652	111084763416	111086893344	111085028725	111084380129	111078271367	111085932730	111086320293	111077219784	111058465067	111080672107	111082864674	111083484695	111086765757	111082470385	111079418013	111087119852	111078004653
111056695150	111075125621	111048412574	111084764091	111086893760	111085043687	111084380152	111078289119	111085932752	111086320529	111077170465	111058436021	111080672185	111082864719	111083485113	111086673160	111082470723	111079418293	111087119953	111078070443
111056605487	111075140909	111071210969	111084669084	111086894480	111085058728	111084380286	111078312352	111085932763	111086320754	111077170713	111058450779	111080672264	111082879962	111083500436	111086673306	111082369012	111079448915	111087119975	111078038177
111056621294	111075094840	111071211948	111084669590	111086894503	111085059156	111084285202	111078312464	111085932886	111086320765	111077170780	111058526021	111080687811	111082880199	111083500548	111086688548	111082369113	111079492497	111087119997	111077973073
111056622172	111075110906	111071145427	111084669602	111086862890	111085073859	111084285279	111078329169	111085932910	111086321047	111077187799	111058526111	111080702336	111082880324	111083501189	111086688571	111082386482	111079479346	111087120001	111077988710
111056713421	111075156669	111071227563	111084669747	111086863116	111085073860	111084285583	111078236751	111085948119	111086337123	111077238628	111058453851	111080702426	111082780446	111083516208	111086689336	111082386796	111079479458	111087025757	111078005373

SCH-A-5

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111056610696	111075126846	111071195556	111084700787	111086863262	111085074568	111084301324	111078237077	111085964151	111086337268	111077238730	111058438719	111080702628	111082797792	111083516343	111086689358	111082386842	111079401059	111087025768	111078071073
111087840954	111075126992	111071195613	111084700888	111086863767	111085090476	111084301526	111078237213	111085980553	111086351871	111077204733	111058440420	111080608320	111082797972	111083516365	111086689505	111082435746	111079401914	111087026499	111078039246
111087764162	111075048478	111071095746	111084701137	111086878707	111085090500	111084332362	111078253738	111086027512	111086352490	111077221316	111058440655	111080640360	111082798041	111083516400	111086689606	111082435825	111079418664	111087041711	111078055187
111087861496	111075048524	111071146653	111084701362	111086878763	111085091130	111084332698	111078291785	111086027804	111086397589	111077117208	111058528449	111080640663	111082798625	111083516590	111086689628	111082436860	111079434707	111087041777	111078005834
111087861531	111075048962	111071147542	111084717325	111086878819	111085140876	111084347953	111078345202	111086028210	111086397624	111077117310	111062444834	111080717411	111082832130	111083516703	111086705278	111082470880	111079493027	111087041834	111078005991
111087814247	111075064454	111071164923	111084733491	111086878820	111085107352	111084395596	111078345561	111085996819	111086397635	111077136906	111062444957	111080688351	111082832309	111083421865	111086705436	111082370137	111079493094	111087041968	111078022563
111087767716	111075064588	111071196625	111038130783	111086878886	111085107677	111084395732	111078273246	111085997067	111086397691	111077154894	111062460528	111080703089	111082832321	111083421876	111086705559	111082419513	111079494589	111087042048	111078055682
111087879259	111075095841	111071129520	111038022266	111086789898	111085108173	111084364064	111078273325	111085997157	111086397736	111077171398	111062329645	111080609174	111082832376	111083422079	111086705582	111082437715	111079465453	111087042093	111078057190
111087864781	111075157075	111071130162	111061992965	111086789944	111085124496	111084380938	111078346113	111086012628	111086397983	111077171455	111062417227	111080609297	111082847057	111083422440	111086705661	111082437939	111079465521	111087055345	111077991792
111087785952	111075065095	111071130229	111062022746	111086804009	111085124519	111084381052	111078314499	111086012662	111086398399	111077188712	111062375758	111080609321	111082895533	111083438111	111086705706	111082489273	111079465789	111087056616	111078023463
111087772587	111075065220	111071198526	111062036763	111086804010	111085124643	111084286629	111078314646	111086012718	111086366877	111077188789	111062419230	111080641271	111082895870	111083438290	111086705739	111082489453	111079481091	111087056728	111054228633
111087836342	111075081723	111071115075	111062036831	111086804021	111085029759	111084286865	111078221261	111086013292	111086367227	111077188903	111062360471	111080641327	111082895959	111083454120	111086705795	111082456143	111079481181	111087056852	111054213097
111087808868	111075081767	111071115154	111062051603	111086804032	111085044598	111084302303	111078221531	111086013371	111086367306	111077189319	111062447972	111080641417	111082780806	111083454760	111086720242	111082472365	111079403297	111087056908	111054173520
111087856018	111075158672	111071149960	111062066182	111086804155	111085059965	111084302752	111078239305	111086013450	111086367610	111077189353	111062347689	111080641877	111082780907	111083470634	111086720310	111082370902	111079419328	111087056931	111054218014
111087810063	111075082690	111071166666	111062023848	111086804335	111085060002	111084318298	111078274001	111086013551	111086368015	111077239326	111062448928	111080673771	111082799952	111083485326	111086735327	111082371059	111079435786	111087056997	111081918246
111034435787	111075083141	111071215111	111062080829	111086804368	111085060170	111084332935	111078274045	111085918374	111086383865	111077204867	111062422773	111080689442	111082832567	111083485641	111086735338	111082388158	111079435797	111087057000	111081935021
111034400576	111075097719	111071183463	111062025626	111086804537	111085074793	111084333464	111078294137	111085919139	111086383988	111077222788	111062350560	111080626757	111082832602	111083485685	111086735350	111082404067	111079481552	111087057022	111081935155
111034413648	111075098428	111071183676	111062038800	111086804740	111085075132	111084333565	111078294328	111085933236	111086384035	111077155301	111062423235	111080626982	111082833434	111083485696	111086735675	111082404146	111079420645	111087057033	111081852939
111034414054	111075159347	111071116009	111061995520	111086819072	111085091736	111084348268	111078314871	111085948793	111086384068	111077155480	111062350728	111080642643	111082833771	111083485810	111086736496	111082404337	111079420825	111087070601	111081868329
111034379863	111075160080	111071116807	111062009673	111086819106	111085091804	111084396597	111078332219	111085948849	111086289545	111077155525	111062452990	111080658998	111082848362	111083531946	111086736542	111082420931	111079482036	111087070612	111081900393
111034380618	111075129883	111071151738	111062025941	111086819117	111085141967	111084365469	111078222666	111085964599	111086289602	111077172681	111062337699	111080659472	111082865899	111083517265	111086736755	111082438176	111079390281	111087071219	111081918606
111033497010	111075051562	111071199875	111062025985	111086819128	111085108690	111084365683	111078223038	111085965321	111086289624	111077190287	111062424887	111080674570	111082865967	111083422721	111086736801	111082438255	111079405255	111087071220	111081919753
111048270936	111075083422	111071151884	111062010923	111086819139	111085108735	111084382761	111078294890	111085981385	111086290367	111077206162	111062352685	111080718445	111082882528	111083422743	111086736867	111082490017	111079405716	111087086877	111081969321
111048271319	111075084333	111071152706	111062069680	111086819498	111085109219	111084382873	111078348845	111086028636	111086305487	111077119110	111062386109	111080690264	111082781919	111083439886	111086736924	111082456952	111079405817	111087087698	111081935560
111048255423	111075084502	111071168837	111030728788	111086833045	111085125284	111084288081	111078316941	111085997528	111086305498	111077155941	111062410365	111080690309	111082782145	111083455075	111086736957	111082474299	111079406087	111087087766	111081936224
111048258077	111075098653	111071186028	111080423549	111086833494	111085125419	111084334140	111078240868	111085998372	111086305522	111077173806	111062353439	111080690400	111082782291	111083471130	111086780181	111082371521	111079437395	111087087878	111081837808
111048242924	111075098967	111071186051	111080466827	111086833584	111085126106	111084334892	111078240925	111085998428	111086305634	111077173839	111062426700	111080611649	111082800012	111083471477	111086780248	111082371802	111079497841	111087135793	111081837910
111048276842	111075099441	111071134537	111080452495	111086833629	111085029995	111084349326	111078258687	111086013797	111086305724	111077191479	111062441066	111080611852	111082816705	111083486169	111086780327	111082421190	111079468377	111087135940	111081853570
111048343667	111075099452	111071153460	111080452721	111086833652	111085030470	111084349416	111078296319	111086014024	111086306534	111077157897	111062456635	111080627837	111082816750	111083532712	111086780619	111082421280	111079469075	111087136031	111081853952
111048278686	111075051900	111071153516	111080361843	111086833922	111085030481	111084397048	111078349004	111086014125	111086306714	111077174414	111062428443	111080628760	111082834121	111083424532	111086780709	111082421303	111079483419	111087136121	111081868778
111048316724	111075068076	111071153640	111080377053	111086833955	111085046051	111084397138	111078349172	111086014136	111086306747	111077192661	111062355509	111080643251	111082849239	111083424655	111086780833	111082439469	111079422322	111087103293	111081869252
111048251968	111075085143	111071203376	111080391699	111086847893	111085060451	111084366303	111078349329	111085919409	111086306758	111077242825	111062458121	111080659887	111082898222	111083472445	111086752102	111082474794	111079438734	111087103585	111081901608
111066309647	111075114887	111071203534	111080407710	111086847916	111085060507	111084366886	111078334187	111085919702	111086321384	111077208333	111062369650	111080660205	111082898356	111083486855	111086752135	111082475357	111079438789	111087103608	111081954785
111066297687	111075115934	111071203624	111080423886	111086894895	111085061081	111084383403	111078334446	111085919779	111086321429	111077208377	111062413863	111080660317	111082867183	111083534411	111086752203	111082373466	111079469648	111087103787	111081919988
111066210064	111075161845	111071155002	111080468223	111086894930	111085061171	111084288799	111078334659	111085919915	111086321474	111077208726	111058275684	111080675504	111082867385	111083503552	111086752382	111082373501	111079391518	111087103798	111081936853
111066210110	111075052709	111071219867	111080438927	111086894963	111085076043	111084304259	111078242679	111085919960	111086321564	111077208793	111058200996	111080675560	111082867587	111083503596	111086752472	111082406429	111079391776	111087103811	111081936910
111066263769	111075052822	111071104095	111080362743	111086895043	111085092917	111084319660	111078277228	111085919993	111086321902	111077225624	111058261768	111080923184	111082867824	111083425331	111086752720	111082406586	111079391899	111087104036	111081839417
111066311099	111075085312	111071120790	111080363014	111086895100	111085092995	111084319840	111078277611	111085934563	111086337921	111077121326	111058247470	111080923498	111082883170	111083425601	111086765948	111082406665	111079439252	111087121068	111081854740
111066211368	111075101243	111071136382	111080363676	111086863891	111085093165	111084319996	111078277992	111085949301	111086338023	111077121348	111058263197	111080966563	111082883215	111083441058	111086765960	111082422269	111079439296	111087121114	111081854829
111066298600	111075116137	111071155237	111080393163	111086864386	111085093200	111084350564	111078318718	111085949457	111086338135	111077193336	111058277978	111080967069	111082883260	111083457044	111086765971	111082422360	111079439847	111087026589	111081870287
111066279845	111075133170	111071205075	111080393208	111086864577	111085143206	111084383762	111078243131	111085966502	111086338337	111069420509	111058174660	111080937246	111082802373	111083457145	111086766859	111082440012	111079498639	111087026679	111081886509
111066179079	111075147456	111071205389	111080453564	111086879270	111085143307	111084383874	111078243186	111085982319	111086338450	111069339542	111058218300	111080951871	111082802395	111083457774	111086673766	111082440067	111079470369	111087026747	111081902261
111066249145	111075147524	111071104972	111080424865	111086879326	111085109590	111084383885	111078243467	111085982645	111086352669	111069354415	111058232902	111080863020	111082818932	111083473457	111086673812	111082458628	111079485231	111087026769	111081902788
111066300660	111075054756	111071220959	111080347061	111086879337	111085109602	111084384000	111078259958	111086030189	111086352704	111069372303	111058175245	111080894563	111082819157	111083473503	111086673902	111082476112	111079485321	111087026792	111081955764
111066198867	111075069796	111071205996	111080347072	111086879719	111085126656	111084290422	111078278780	111086030235	111086352894	111069372842	111058204978	111080894596	111082834626	111083473604	111086674587	111082390511	111079392889	111087026859	111081921240
111066216183	111075086841	111071122703	111080347252	111086879742	111085126678	111084304945	111078298557	111086014305	111086353266	111069421678	111058205317	111080908839	111082834660	111083488813	111086689651	111082391488	111079424728	111087026860	111081921565
111066267998	111075086874	111071158410	111080347522	111086879887	111085126724	111084305115	111078351018	111086014327	111086353288	111069390055	111058250980	111080909818	111082834671	111083488992	111086689741	111082407914	111079440108	111087026961	111081937854
111066201817	111075102682	111071173978	111080363979	111086880081	111085046501	111084320381	111078261423	111086014765	111086398489	111069406244	111058176527	111080968510	111082835010	111083534534	111086689752	111082408128	111079441424	111087042150	111081840048
111066217825	111075116957	111071189863	111080379369	111086790216	111085046512	111084320392	111078262143	111086014787	111086398513	111069407087	111058191760	111080864807	111082835133	111083534758	111086690754	111082423585	111079455092	111087042385	111081855314
111066218488	111034455767	111071139015	111080379460	111086790362	111085046624	111084320897	111078299682	111086015058	111086399345	111069422219	111058206217	111080880344	111082849767	111083534837	111086690800	111082441574	111079455137	111087042431	111081855538
111066252992	111073238714	111071223930	111080410062	111086790407	111085046657	111084320909	111078299783	111086015070	111086399503	111069423355	111058207836	111080895261	111082850826	111083504676	111086690811	111082441800	111079455193	111087042666	111081903802
111066253106	111073238871	111071191507	111080410073	111086790519	111085061474	111084321629	111078300685	111086015441	111086400225	111069326100	111058236760	111080895856	111082850905	111083520472	111086690844	111082441923	111079485860	111087057112	111081903824
111066183434	111073252945	111071107818	111080410534	111086790531	111085061485	111084336131	111078351579	111085920221	111086400315	111069357531	111058253916	111080910258	111082851120	111083520786	111086706044	111082442081	111079394050	111087057190	111081922173
111066184266	111073269178	111071176106	111080410556	111086790553	111085061520	111084352588	111078351737	111085920287	111086368442	111069390235	111058180847	111080849484	111082851131	111083425814	111086706134	111082492794	111079394117	111087057347	111081922577
111066184334	111073299788	111071176601	111080410613	111086805202	111085093693	111084352612	111078352288	111085920401	111086368510	111069407188	111058239099	111080850105	111082899223	111083427029	111086706291	111082477146	111079410138	111087057505	111081922678
111066184479	111073208261	111071124963	111080454565	111086805235	111085094010	111084399343	111078320744	111085920456	111086368688	111069423861	111058196596	111080911079	111082868005	111083441845	111086720950	111082391635	111079410149	111087071545	111081922937
111066290590	111073239287	111071125324	111080454633	111086805291	111085144139	111084399725	111078337652	111085935788	111086384541	111069391528	111058227502	111080924758	111082868117	111083458832	111086721007	111082408667	111079410161	111087071567	111081939171
111066236781	111073269426	111071177220	111080455319	111086805325	111085111403	111084368585	111078244840	111085935845	111086384776	111069440062	111058198060	111080924769	111082868263	111083489083	111086721041	111082442698	111079441761	111087071994	111081939508
111066254017	111073315125	111071193970	111080426092	111086805369	111085111425	111084368888	111078262200	111085950796	111086384912	111069440084	111058211909	111080925535	111082884407	111083489285	111086721209	111082494112	111079442065	111087072029	111081841487

SCH-A-6

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111066305014	111073285615	111071210239	111080348040	111086805415	111085111447	111084385034	111078281199	111085950853	111086384990	111069408932	111058260341	111080925625	111082784068	111083489500	111086737048	111082461127	111079455878	111087072164	111081841544
111066205350	111073300523	111071161784	111080349131	111086805437	111085111694	111084290769	111078281582	111085966793	111086290839	111069424783	111054473589	111080939237	111082784282	111083535311	111086737149	111082461150	111079455980	111087072254	111081855909
111066205507	111073300882	111051456374	111080380103	111086805460	111085111739	111084290792	111078301596	111085966850	111086290840	111069440387	111054376378	111080850363	111082803116	111083535760	111086737330	111082478518	111079501274	111087072311	111081856045
111066205563	111073210039	111051459221	111080380383	111086805606	111085126870	111084290950	111078337843	111085967514	111086290918	111069425335	111054403964	111080865897	111082819416	111083536042	111086737475	111082375749	111079472316	111087088059	111081872605
111066186853	111073210185	111051506134	111080395097	111086819623	111085127309	111084305913	111078229461	111085967525	111086290996	111069344560	111054417420	111080866247	111082851805	111083505677	111086737633	111082376537	111079410510	111087088206	111081872638
111066306396	111073228757	111051493904	111080455410	111086819645	111085128704	111084321911	111078246257	111085983398	111086291010	111069377500	111054390633	111080881884	111082900552	111083505699	111045167275	111082376739	111079410813	111087088228	111081872739
111066295540	111073271643	111051449668	111080427060	111086819667	111085032562	111084322428	111078246392	111086030336	111086291087	111069378848	111054418746	111080881985	111082869512	111083505925	111045181710	111082376784	111079426595	111087088408	111081887645
111066188877	111073271799	111051512164	111080440852	111086819746	111085062442	111084336973	111078246404	111086030404	111086291098	111069379636	111054461609	111080882032	111082885149	111083520933	111045154282	111082376908	111079443190	111087136457	111081887689
111066207217	111073317363	111051419700	111080441426	111086819814	111085062497	111084337110	111078264033	111086030415	111086291289	111069427001	111054448615	111080912171	111082785351	111083520977	111045143831	111082393514	111079501814	111087136525	111081904241
111066223529	111073302299	111051435539	111080441561	111086819825	111085078214	111084353028	111078354561	111086030527	111086291302	111069380650	111054406327	111080912643	111082803521	111083427377	111045190710	111082393604	111079502321	111087104395	111081904780
111066242452	111073212705	111051486816	111080441819	111086820467	111085078483	111084353107	111078354583	111086030943	111086291313	111069428439	111054463511	111080940778	111082820968	111083442565	111045192688	111082393659	111079473070	111087104429	111081904971
111066307601	111073213616	111051517192	111080349681	111086820502	111085094335	111084353253	111078322027	111086031001	111086291335	111069332590	111054435060	111080940813	111082821442	111083442868	111072427397	111082393930	111079473351	111087104542	111081957913
111066308118	111073213627	111051517596	111080349771	111086834518	111085094762	111084400458	111078247359	111085999889	111086306961	111069332624	111054478393	111080941128	111082901306	111083443016	111072427858	111082409860	111079473362	111087104676	111081923107
111066209433	111073317756	111035776607	111080366400	111086834608	111085094773	111084400469	111078265247	111085999890	111086307232	111069362324	111054395065	111080850745	111082901632	111083459248	111072470654	111082409871	111079473586	111087104711	111081923297
111066243947	111073318308	111035705171	111080381148	111086835126	111085145455	111084400672	111078305376	111086000401	111086322880	111069381123	111054383624	111080850789	111082869668	111083459394	111072470902	111082425509	111079394870	111087104889	111081923422
111066261790	111073288225	111035783100	111080412446	111086848557	111085112000	111084369160	111078355382	111086000467	111086322925	111069396602	111054424349	111080851195	111082885756	111083459967	111072442136	111082426207	111079395411	111087105239	111081923589
111052291181	111073288719	111035785696	111080456499	111086849020	111085112189	111084385540	111078355461	111086015520	111086322958	111069444831	111054424923	111080851634	111082885790	111083474795	111072442282	111082444814	111079395781	111087121428	111081940072
111075943416	111073303537	111035695214	111080427419	111086849413	111085112303	111084322439	111078355618	111086015575	111086323106	111069413613	111048545335	111080866506	111082886555	111083474818	111072364768	111082495674	111079412286	111087121440	111081940331
111075943483	111073213807	111035774740	111080350683	111086895245	111085112336	111084323283	111078324142	111086015665	111086323140	111069429384	111048582156	111080882357	111082786374	111074134305	111072380711	111082462690	111079427541	111087121541	111081940847
111075976355	111073258569	111035774762	111080351112	111086895313	111085112392	111084338212	111078265731	111086015722	111086338753	111069430173	111048531318	111080882481	111082804612	111074175276	111072428422	111082462713	111079444067	111087121732	111081841869
111075976401	111073289440	111034534024	111080366668	111086895324	111085112437	111084338368	111078265843	111086016206	111086338832	111069348575	111048569083	111080956540	111082804881	111074175995	111072471093	111082479171	111079457454	111087121743	111081842095
111076023348	111073304831	111042950058	111080381261	111086895335	111085112561	111084401156	111078265933	111085921581	111086338977	111069381549	111048487093	111080852691	111082805332	111074148546	111072471396	111082377718	111079457948	111087121765	111081857934
111076039974	111073214729	111042972838	111080413391	111086895391	111085128849	111084401325	111034014522	111085921727	111086339079	111069381617	111048592539	111080866944	111082821936	111074161989	111072382140	111082394245	111079502376	111087027760	111081873011
111076056232	111073259009	111042901155	111080428690	111086895414	111085129086	111084369968	111034003890	111085921828	111086339136	111069382247	111048576700	111080868104	111082822050	111074162407	111072398596	111082394324	111079396445	111087027849	111081889434
111075977413	111073259100	111060501117	111080443079	111086895447	111085033596	111084386664	111033992919	111085936565	111086353390	111054110116	111048493269	111080883808	111082837405	111074135519	111072412649	111082427354	111079396579	111087027939	111081889906
111076024990	111073319961	111060501599	111080443338	111086895818	111085047591	111084292446	111034019314	111085936611	111086353424	111054124852	111048561636	111080899625	111082837472	111074176042	111072457806	111082444881	111079413490	111087028143	111081905646
111076040077	111073305135	111060487244	111080352865	111086895830	111085048299	111084292547	111067608178	111085951821	111086353974	111054110295	111048510887	111080914094	111082853526	111074073891	111072457839	111082445747	111079413625	111087028198	111081905668
111075928431	111073215753	111060534922	111080367759	111086895942	111085063083	111084292884	111067622927	111085951832	111086354313	111054125819	111048596779	111080853175	111082902015	111074074588	111072429164	111082496406	111079428946	111087028244	111081906120
111075929959	111073259357	111060458365	111080368222	111086865118	111085063960	111084307599	111067564438	111085967716	111086354481	111054082462	111063945044	111080900268	111082871155	111074150112	111072351472	111082496529	111079503579	111087042879	111081959218
111075945272	111073276042	111060474475	111080382600	111086865343	111085064028	111084307634	111067623535	111085983770	111086354582	111054139982	111063990538	111080900291	111082886713	111074060156	111072458043	111082463400	111079489538	111087042958	111081924805
111075945485	111073320558	111060489864	111080382712	111086865387	111085078742	111084307825	111067536011	111085984074	111086354593	111054042659	111063959915	111080900516	111082886959	111074074915	111072429704	111082480667	111079489594	111087043623	111081941679
111075961708	111073291195	111060535990	111080383072	111086865499	111085079428	111084308499	111067593676	111085984119	111086354672	111054099460	111063929664	111080915073	111082787319	111074074948	111072429861	111082378045	111079429925	111087057842	111081941949
111075977682	111073306350	111060536272	111080398449	111086880092	111085079552	111084308534	111067593777	111086031539	111086354818	111054129970	111063945998	111080958014	111082788264	111074075512	111072430223	111082378090	111079445002	111087057853	111081942164
111075993185	111073216440	111060461493	111080398483	111086880137	111085094997	111084308578	111067594835	111086031540	111086400652	111054044493	111063946012	111080958249	111082805747	111074090294	111072352226	111082378652	111079504514	111087057897	111081942197
111075993264	111073244867	111060461886	111080458716	111086880148	111085095527	111084323902	111067537742	111086000872	111086400719	111054142919	111063885351	111080958351	111082806658	111074104526	111072367479	111082411593	111079504536	111087058461	111081843210
111075993365	111073276615	111060491913	111080429343	111086880160	111085095639	111084339077	111067551388	111086001233	111086400797	111054071987	111063931140	111080958429	111082822678	111074121266	111072367660	111082428412	111079489820	111087058540	111081858924
111076025687	111073276873	111060521434	111080443697	111086880272	111085095640	111084354951	111067552402	111086016307	111086400933	111054143897	111063885902	111080929315	111082822689	111074163868	111072367693	111082428692	111079414648	111087058562	111081874517
111075963621	111073322594	111060539231	111080443888	111086880418	111085146063	111076447977	111067611093	111086017364	111086369140	111054144540	111063948643	111080854200	111082822915	111074137465	111072383488	111082497081	111079414772	111087072669	111081906614
111075994085	111073307384	111060522110	111080444429	111086880553	111085146423	111076414791	111067611521	111085921974	111086369566	111054060862	111063872087	111080854592	111082823039	111074060404	111072384007	111082497092	111079445787	111087072759	111081925255
111075995660	111073217070	111060568592	111080353484	111086880711	111085146489	111076332936	111067552525	111085921985	111086369836	111054073462	111063917289	111080869701	111082838585	111074076434	111072399744	111082497531	111079446733	111087072760	111081925514
111076009656	111073234338	111060495322	111080353855	111086790801	111085146502	111076351038	111067566867	111085922076	111086369847	111054102803	111063949374	111080900752	111082838776	111074090766	111072415327	111082497610	111079460638	111087072816	111081942771
111076009870	111073245677	111060481462	111080369379	111086790924	111085113056	111076367259	111067581842	111085922100	111086370030	111054103310	111063873639	111080915433	111082838888	111074122368	111072430559	111082480982	111079461460	111087072906	111081844288
111076010052	111073262317	111060542741	111080383634	111086790957	111085113258	111076433398	111067595960	111085938118	111086370096	111044944446	111063887588	111080915466	111082838945	111074060909	111072353328	111082480993	111076437707	111087072962	111081875956
111076041988	111073277447	111060543281	111080459627	111086791835	111085035240	111076448642	111067640578	111085952169	111086370108	111044945638	111063963202	111080915905	111082855326	111074060954	111072367817	111082379237	111076404891	111087073222	111081875967
111075931020	111087412128	111060466937	111080430626	111086791914	111085064422	111076315757	111067641142	111085952237	111086385092	111044891830	111063888848	111080958553	111082903140	111074061922	111072368166	111082379800	111076420293	111087088699	111081876339
111075964206	111087521006	111060497100	111080445318	111086791970	111085064523	111076367743	111067612117	111085969178	111086385159	111041810030	111063934312	111080959307	111082903432	111074091600	111072400916	111082395820	111076320281	111087088835	111081892180
111075964442	111087396411	111060526529	111080354069	111086805730	111085064545	111076367798	111067539474	111085969303	111086386138	111041862666	111063875260	111080929450	111082887714	111074106708	111072400949	111082396315	111076372312	111087088857	111081892225
111075964813	111087413129	111060572889	111080384916	111086805897	111085064680	111076367855	111067539520	111085984377	111086291526	111041813246	111063982843	111080929607	111082888692	111074106922	111072415710	111082396382	111076388601	111087089016	111081907996
111075979785	111087444022	111060544709	111080415641	111086806573	111085080251	111076434759	111067641524	111085984928	111086291537	111041779887	111063922207	111080930092	111082888748	111074107024	111072416902	111082412134	111076438214	111087089027	111081960388
111075979965	111087445146	111060559121	111080415731	111086806584	111085080419	111076401102	111067641580	111084275368	111086292088	111059825518	111063892157	111080930193	111082788422	111074165983	111072369044	111082413674	111076438393	111087137313	111081960524
111075931996	111070919986	111060513244	111080446230	111086820669	111085080778	111076417569	111067613073	111084275526	111086292167	111059765308	111063908436	111080930283	111082788905	111074139052	111072385738	111082428793	111076405207	111087137324	111081943941
111075932661	111070954503	111060499775	111080385401	111086820962	111085096269	111076317018	111067539913	111084275571	111086292369	111059779752	111063923039	111080930306	111082789333	111074062338	111072386065	111082429031	111076340676	111087138167	111081844862
111075980912	111070857448	111060514762	111080385546	111086820984	111085096405	111076334972	111067597692	111084275717	111086307434	111059779976	111063971278	111080943670	111082789546	111074077840	111072433147	111082429266	111076373942	111087105385	111081845100
111075996515	111070873053	111075508413	111080385805	111086821019	111085146861	111076368597	111067643201	111084276224	111086307557	111059793523	111063878139	111080943940	111082807165	111074092780	111072447894	111082499061	111076390031	111087105521	111081845122
111075932986	111070904069	111075555684	111080401017	111086821053	111085146984	111076369699	111067613848	111084167414	111086308402	111059825642	111063971818	111080854952	111082823400	111074108092	111072354969	111082465817	111076405971	111087105576	111081860703
111075996975	111070920584	111075522587	111080401354	111086821468	111085113427	111076402259	111067613871	111084167548	111086323229	111059794344	111063879758	111080870703	111082823523	111074123224	111072387583	111082380149	111076423005	111087105587	111081860826
111075997156	111070921068	111075522611	111080417036	111086835171	111085113461	111076402271	111067643256	111084213304	111086323241	111059859357	111063895206	111080870747	111082839384	111074123549	111072462161	111082430190	111076423061	111087105701	111081877082
111075997347	111070939258	111075538797	111080461013	111086835632	111085113584	111076417974	111067643290	111084213326	111086323252	111059843215	111063940780	111080870871	111082839463	111074140324	111072433732	111082447996	111076341352	111087105802	111081892753
111075998292	111070873402	111075538821	111080432134	111086849558	111085114686	111076336659	111067614715	111084213405	111086323308	111059784174	111063925435	111080887420	111082839519	111074078166	111072448200	111082448111	111076391043	111087106061	111081892764

SCH-A-7

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111076029197	111070888756	111075539473	111080432190	111086850224	111085035723	111076353546	111067615198	111084213416	111086323319	111059814954	111063957182	111080901876	111082855382	111074167244	111072355847	111082448458	111076406848	111087121956	111081961873
111076045353	111070905172	111075555998	111080432550	111086850279	111085035835	111076353603	111067570749	111084228782	111086323386	111059816125	111063973359	111080901933	111082855821	111074140559	111072371126	111082465952	111076323431	111087122867	111081928034
111075933752	111070890265	111075523331	111080446487	111086850516	111085035925	111076370815	111067630308	111084229266	111086323465	111059831560	111064708738	111080902530	111082856440	111074155083	111072418959	111082466212	111076343051	111087123105	111081928146
111075933842	111070890298	111075523892	111080446757	111086850943	111085049537	111076387048	111067600888	111084245130	111086323500	111059863587	111064721980	111080902664	111082856518	111074094658	111072372790	111082466289	111076343321	111087123150	111081945459
111075966657	111070906252	111075424757	111080356645	111086896044	111085050742	111076435952	111067645450	111084245231	111086323533	111059772597	111064722183	111080916502	111082903993	111074168762	111072388573	111082483345	111076359643	111087028390	111081945651
111075983218	111070906308	111075459429	111080401714	111086896167	111085065232	111076402709	111067616863	111084245365	111086323544	111059819982	111064722239	111080916805	111082904185	111074141538	111072420660	111082381432	111076359801	111087028705	111081877284
111075998360	111070955830	111075475146	111080401770	111086896561	111085065568	111076403148	111067617000	111084245477	111086323577	111059836486	111064766204	111080930564	111082904297	111074155500	111072464411	111082381443	111076375696	111087028761	111081962559
111076013257	111070844185	111075492314	111080401905	111086896639	111085065603	111076336895	111067631703	111084245837	111086324084	111059777288	111064695430	111080930889	111082888917	111074065544	111072449896	111082381735	111076392055	111087028985	111081962571
111076031145	111070861128	111075492448	111080402007	111086865624	111085065647	111076355201	111067558060	111084261442	111086324613	111059777312	111064751657	111080856358	111082789603	111074168919	111072358200	111082381746	111076392167	111087029076	111081946618
111076046365	111070891165	111075541072	111080417957	111086865826	111085065883	111076370938	111067587714	111084277607	111086339956	111059791161	111064767418	111080856516	111082807929	111074168997	111072373241	111082414710	111076440745	111087029133	111081946663
111075935215	111070906937	111075508615	111080433977	111086865882	111085080958	111085734022	111067617280	111084168167	111086354852	111059822784	111064769139	111080871490	111082808122	111074142494	111072373421	111082414934	111076408187	111087044163	111081947080
111075935428	111070942353	111075509256	111080357354	111086865938	111085081319	111085734190	111067543873	111084168235	111086355033	111059868458	111064769285	111080903058	111082824726	111074065702	111072373623	111082431236	111076425322	111087044196	111081847214
111075935507	111070943174	111075523960	111080373004	111086866074	111085097608	111085734482	111067602688	111084168561	111086355268	111059868559	111064726660	111080903430	111082824883	111074111041	111072373779	111082432293	111076343534	111087044275	111081847393
111075968356	111070876405	111075525007	111080387234	111086866085	111085097664	111085781574	111067647171	111084168684	111086355370	111036636513	111064755460	111080917019	111082839711	111074112020	111072390521	111082432541	111076343589	111087044354	111081847944
111075999529	111070876674	111075525030	111080387403	111086866120	111085148650	111085781596	111067633198	111084183108	111086355459	111084479049	111064727593	111080960680	111082841017	111074127688	111072406068	111082448627	111076359856	111087044488	111081862570
111076014887	111070891604	111075443736	111080418295	111086866232	111085148784	111085781631	111067545145	111084183232	111086401002	111084479162	111064727683	111080946291	111082904613	111074170293	111072406080	111082448683	111076394114	111087044556	111081862772
111076014955	111070893033	111075459980	111080463598	111086880913	111085114822	111085782003	111067574530	111084198700	111086401035	111084480715	111064742073	111080946628	111082905355	111074143114	111072464668	111082500480	111076442321	111087058720	111081878230
111076048042	111070943613	111075460353	111080434518	111086880979	111085115351	111085748971	111067588535	111084198722	111086401079	111084480838	111064785485	111080856763	111082905366	111074157311	111072435835	111082467123	111076408884	111087058821	111081894025
111075969874	111070862927	111075476349	111080449345	111086881037	111085131540	111085749196	111067648554	111084198890	111086401170	111084528202	111064785980	111080856842	111082873854	111074067568	111072451338	111082484919	111076425669	111087058911	111081894834
111075970045	111070863490	111075493562	111080449389	111086881116	111085131922	111085749343	111067561097	111084199048	111086401282	111084528651	111064742501	111080872019	111082874899	111074096920	111072451620	111082382286	111076425850	111087058977	111081910899
111075984163	111070908861	111075542219	111080358221	111086881273	111085132282	111085749422	111067576644	111084213854	111086401417	111084495025	111064757428	111080888421	111082890291	111074097066	111072359379	111082382321	111076326041	111087059215	111081911317
111075999710	111070877833	111075510494	111080358445	111086881341	111085132338	111085765453	111067589435	111084214439	111086370333	111084495519	111064772009	111080888599	111082890336	111074128353	111072391410	111082382343	111076377586	111087059305	111081930116
111076015563	111070877855	111075525603	111080373587	111086792207	111085036274	111085765565	111067620543	111084246096	111086371064	111084512575	111064772234	111080903924	111082790975	111074068042	111072406530	111082382691	111076377890	111087059372	111081947271
111076032528	111070877989	111075426377	111080388493	111086792229	111085036881	111085766432	111067577285	111084246197	111086371581	111084512845	111064715499	111080918278	111082791606	111074083577	111072422224	111082382703	111076378318	111087073884	111081848518
111075937385	111070928111	111075426412	111080388628	111086792375	111085051406	111085766454	111067590370	111084246322	111086371592	111084512980	111064728729	111080962176	111082825266	111074098405	111072437118	111082382714	111076394574	111087074098	111081848608
111075937688	111070928728	111075443792	111080388639	111086792409	111085066053	111085672629	111067590886	111084246816	111086371615	111084418536	111064702743	111080947641	111082841747	111074113021	111072452047	111082383221	111076410146	111087074166	111081862963
111075953462	111070849203	111075461365	111080404009	111086806786	111085066121	111085672663	111067605850	111084262162	111086371637	111084418929	111064773796	111080947898	111082857979	111074113380	111072452104	111082383399	111076410236	111087074223	111081863504
111075953978	111070849225	111075477069	111080404357	111086806887	111085066705	111085687984	111067621397	111084263387	111086386217	111084433252	111064773932	111080947900	111076793454	111074158693	111072376020	111082399127	111076426446	111087074357	111081879613
111075970449	111070849427	111075494901	111080419421	111086806922	111085082107	111085688503	111067636001	111084154094	111086386239	111084433522	111064788141	111080947933	111076793555	111074158727	111072407711	111082399228	111076362175	111087089791	111081895048
111075970539	111070896283	111075494989	111080419689	111086807035	111085082253	111085688637	111067547653	111084154285	111086386510	111084448113	111064703834	111080858552	111076840682	111074158806	111072407991	111082399251	111076362445	111087089870	111081911788
111075986367	111070896665	111075495339	111080463969	111086807327	111085082488	111085688705	111067577454	111084168976	111086386611	111084448618	111064731947	111080873852	111076840761	111074158840	111072437983	111082399273	111076394866	111087089937	111081912240
111076049683	111070947404	111075511428	111080464016	111086821479	111085082646	111085688761	111067548946	111084169090	111086386778	111084463873	111064804993	111080890525	111076810049	111074159021	111072452621	111082399969	111076395339	111087090052	111081912824
111075939242	111070947538	111075462029	111080464106	111086821480	111085082680	111085703578	111080595796	111084184301	111086292437	111084464234	111064791279	111080905410	111076810128	111074069289	111072376446	111082416150	111076443850	111087090074	111081964944
111075971035	111070932734	111075544468	111080435250	111086821637	111085098317	111085719687	111080562712	111084184592	111086292875	111084480995	111064734142	111080919123	111076810151	111074084668	111072376918	111082433452	111076444064	111087090186	111081931342
111075971068	111070932745	111075428740	111080449907	111086821693	111085098496	111085720083	111080562868	111084199307	111086292921	111084481109	111064748035	111080919279	111076824572	111074099282	111072393636	111082450170	111076428325	111087090254	111081931364
111075986862	111070932868	111075428829	111080450369	111086822009	111085115384	111085720128	111080497551	111084199318	111086293113	111084528909	111064777576	111080963548	111076727585	111074115168	111072439154	111082383995	111076428606	111087138561	111081931465
111075939411	111070948742	111075462591	111080374106	111086822076	111085115856	111085720162	111080497775	111084199329	111086293382	111084528910	111064763975	111080948798	111076762393	111074129826	111072394042	111082384019	111076327772	111087138572	111081948733
111075972597	111070882312	111075545874	111080389472	111086835913	111085116161	111085735540	111080514023	111084199891	111086308525	111084529461	111064777925	111080948811	111076762483	111074130525	111072394064	111082384345	111076380535	111087138774	111081848776
111075972610	111070868451	111075545896	111080404661	111086836015	111085132552	111085735607	111080514203	111084214855	111086308547	111084529629	111064777992	111080858934	111076778109	111074172925	111072409544	111082400300	111076396363	111087138808	111081848967
111075988022	111070898948	111075513666	111080404672	111086836813	111085132620	111085735618	111080514258	111084214956	111086308569	111084529652	111064707568	111080874370	111076795603	111074099901	111072424585	111082401165	111076327851	111087138875	111081849395
111076035475	111070899286	111075430204	111080404852	111086836880	111085052542	111085782250	111080530223	111084215081	111086308671	111084496284	111072943200	111080891212	111076712679	111074173836	111072425564	111082416868	111076327952	111087138987	111081865012
111075957398	111070965741	111075447527	111080404908	111086850998	111085052665	111085782474	111080547951	111084230077	111086308783	111084496622	111072850308	111080905656	111076728339	111074101657	111072439727	111082433553	111076347808	111087139034	111081880277
111075973149	111070965965	111075546426	111080404986	111086851124	111085067267	111085782744	111080596742	111084246939	111086308817	111084496723	111072865089	111080906129	111076728946	111074117014	111072379292	111082434587	111076348360	111087139236	111081895835
111075988224	111070950059	111075514308	111080420401	111086851258	111085067278	111085749983	111080563083	111084263703	111086308862	111084403989	111072865326	111080906286	111076779010	111074117441	111072410940	111082434677	111076363918	111087106364	111081895868
111076003830	111070950576	111075529810	111080465376	111086851269	111085067414	111085658892	111080563252	111084154500	111086308941	111084404047	111072865562	111080919729	111076779065	111074132112	111072425845	111060811289	111076364942	111087106432	111081895880
111076020413	111070900256	111075431722	111080436048	111086851360	111085067571	111085659130	111080563296	111084154993	111086309739	111084404115	111072880491	111080919864	111076779245	111074132886	111072425913	111060900952	111076380692	111087106724	111081895992
111076052935	111070915858	111075448629	111080375477	111086851405	111085067672	111085659174	111080498372	111084169663	111086324859	111084404339	111072881009	111080963795	111076824897	111074174107	111072470070	111060901098	111076397432	111087106892	111081897220
111075958119	111070966146	111075449013	111080390294	111086851584	111085083636	111085673833	111080514584	111084169742	111086325063	111084419470	111072881010	111080963863	111076825090	111074148108	111072441146	111060902325	111076446189	111087106948	111081913342
111075958355	111070870319	111075514993	111080421121	111086851618	111085099060	111085674069	111080530290	111084170137	111086325085	111084434354	111072927404	111080934007	111076825494	111074161338	111072441304	111060813382	111076413600	111087106959	111081965776
111075990058	111070870645	111075515062	111080436497	111086851865	111085099677	111085689302	111080578832	111084170261	111086325096	111084434590	111072927594	111080934580	111076811769	111074161518	111072455477	111060843060	111076430474	111087123273	111081950242
111075990373	111070901460	111075515332	111080451629	111086896707	111085149628	111085689391	111080578944	111084185751	111086325142	111084449147	111072927651	111080949935	111076729262	111074071844	111072427016	111060843150	111076330282	111087123699	111081849441
111076005191	111070967170	111075515398	111080360763	111086896718	111085150327	111085704557	111080579721	111084185762	111086325311	111084449596	111072836133	111080860487	111076748285	111074118510	111072427038	111060888508	111076330899	111087123701	111081849676
111076021829	111070854816	111075530272	111080375512	111086896774	111085117937	111085704760	111080548211	111084185829	111086339989	111084449754	111072836414	111080860690	111076763608	111074133056	111074696915	111060829053	111076330989	111087029795	111081865247
111076053385	111070855378	111075432116	111080376715	111086896965	111085117959	111085704973	111080548660	111084185919	111086340835	111084464762	111072896566	111080860768	111076779795	111087269465	111074745752	111060917905	111076331036	111087029818	111081897411
111076053981	111070902067	111075449473	111080407226	111086896987	111085133328	111085720386	111080563735	111084185986	111086341005	111084464852	111072896702	111080875461	111076779953	111087269599	111074792079	111060904035	111076381390	111087030180	111081897668
111075941841	111070902607	111075466720	111080422289	111086897034	111085133856	111085766713	111080484467	111084186033	111086341049	111084513240	111072944199	111080892088	111076826608	111087269667	111074792855	111060815733	111076382076	111087030269	111081966429
111075941975	111070937043	111075499872	111080108516	111086897113	111085134172	111085659411	111080499890	111084200614	111086355482	111084513688	111072912666	111080906657	111076796604	111087269690	111074792923	111060906958	111076446763	111087030348	111081932950
111075974768	111066007114	111075515613	111080109427	111086866546	111085067975	111085660457	111080499902	111084200894	111086401619	111084514241	111072928001	111080906950	111076812603	111087269702	111074761558	111060907016	111076414038	111087044602	111081951018
111075990700	111066024270	111075434310	111080109449	111086866557	111085067986	111085674799	111080515710	111084200951	111086401978	111084514319	111072928102	111080920327	111076813503	111087163929	111074713443	111060832417	111076430755	111087045018	111081951052

SCH-A-8

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111076005933	111065973115	111075434411	111080079209	111086866568	111085068617	111085675239	111080580105	111084215508	111086402014	111084481604	111072928146	111080921160	111076813536	111087164863	111074729440	111060832440	111076332419	111087059495	111081951366
111076038007	111065973519	111075450880	111080019999	111086867053	111085068628	111085689559	111080549582	111084215597	111086402351	111084497218	111072867384	111080965214	111076714963	111087179500	111074777780	111060876707	111076350105	111087059631	111081850634
111076038265	111065975689	111075467608	111080034064	111086867064	111085083771	111085690089	111080549841	111084231540	111086402384	111084497791	111072944582	111080934782	111076748409	111087179667	111074762920	111060922967	111076365853	111087059686	111081866530
111041362526	111066010398	111075467619	111080049284	111086867154	111085084378	111085690090	111080564657	111084231562	111086402429	111084420630	111072945527	111080949980	111076748421	111087179724	111074698850	111060894482	111076398387	111087059754	111081898007
111041362773	111065943213	111075500561	111080064517	111086867187	111085084468	111085705402	111080469819	111084231685	111086402474	111084434893	111072914095	111080861107	111076748915	111087180401	111074714062	111060834778	111035382835	111087060093	111081898546
111041455316	111065959827	111075502079	111080110496	111086867424	111085084491	111085721220	111080469943	111084231876	111086371750	111084435052	111072914466	111080876114	111076764519	111087180591	111074714376	111060864793	111035338229	111087060206	111081915838
111041459343	111065976635	111075516614	111080080201	111086881543	111085101053	111085721343	111080469998	111084155679	111086372076	111084435096	111072929293	111080877014	111076781394	111087180614	111074714534	111060851474	111035384275	111087074425	111081933614
111041388546	111066029073	111075517165	111080080593	111086881778	111085150530	111085721444	111080500220	111084171127	111086386958	111084449811	111072837381	111080877249	111076828879	111087193966	111074778624	111060866166	111035399057	111087074447	111081933704
111041433323	111066029714	111075517255	111080021329	111086881824	111085150608	111085767253	111080516238	111084186134	111086386969	111084449901	111072838270	111080892774	111076829140	111087194215	111074763763	111060880432	111057622588	111087074537	111081951692
111042251298	111066029871	111075434882	111080035032	111086881903	111085150776	111085736631	111080532719	111084186280	111086387005	111084450521	111072852861	111080893124	111076813952	111087195564	111074669623	111060926107	111057669657	111087074650	111081883001
111049963846	111065994231	111075450981	111080035469	111086882410	111085150787	111085736697	111080581050	111084201356	111086387320	111084514678	111072898647	111080907760	111076813996	111087195744	111074686060	111060911774	111057622779	111087074739	111081883517
111049949075	111065994499	111075451207	111080035593	111086882601	111085150822	111085736811	111080581094	111084201525	111086387386	111084514803	111072930228	111080907861	111076814605	111087209582	111074699255	111060867347	111057656709	111087090580	111081883584
111049864385	111065928755	111075502181	111080035773	111086882612	111085150855	111085752976	111080581139	111084201884	111086387421	111084515444	111072930666	111080921520	111076734099	111087209638	111074731207	111060927670	111057564639	111087090591	111081883843
111049867175	111065944180	111075533523	111080050332	111086792612	111085118387	111085753056	111080581443	111084202009	111086387487	111084515477	111072930723	111080921665	111076766690	111087209728	111074779287	111060898453	111057579130	111087090692	111081899165
111049852810	111065977849	111075533668	111080095195	111086792713	111085118657	111085675699	111080550337	111084216521	111086387623	111084515523	111072838719	111080966293	111076781620	111087209795	111074779894	111060868911	111057610057	111087090759	111081916862
111049871259	111066011591	111075435692	111080065697	111086792746	111085118758	111085676162	111080550472	111084216734	111086387634	111084482964	111072854133	111080951275	111076799045	111087209920	111074749082	111076939771	111057657362	111087091233	111081917166
111049841122	111066011715	111075453287	111080081213	111086792971	111085134824	111085690764	111080471306	111084216756	111086387645	111084498040	111072854773	111080861848	111076815101	111087209953	111074749093	111076859255	111057657609	111087091288	111081917212
111050324647	111065913287	111075469396	111079991761	111086793882	111085135230	111085691169	111080486010	111084232428	111086293449	111084498174	111072898793	111080862018	111076716640	111087224781	111074670120	111076859288	111057580828	111087139292	111075879481
111050292843	111065945518	111075485125	111079991918	111086807608	111085135566	111085706256	111080486559	111084232901	111086293461	111084405970	111072899323	111080862209	111076716842	111087224792	111074686600	111076877783	111057643266	111087139337	111075879795
111050343985	111065978110	111075485899	111080006197	111086807642	111085039154	111085707033	111080534182	111084232934	111086293742	111084421293	111072915850	111080877519	111076750749	111087224927	111074732309	111076893624	111057582684	111087139382	111075895388
111050246369	111065978165	111075502833	111080022319	111086807888	111085039266	111085722052	111080581678	111084249785	111086294327	111084421428	111072839923	111080878611	111076784151	111087224983	111074780425	111076894265	111057568093	111087139405	111075911310
111050228875	111065979403	111075551264	111080097085	111086808182	111085039277	111085722131	111080551776	111084249831	111086294350	111084436143	111072840363	111080893922	111076800105	111087225232	111074765451	111076955274	111057676082	111087139551	111075911815
111050281896	111065979504	111075519189	111080066531	111086808193	111085053734	111085722300	111080567155	111084249864	111086294372	111084436312	111072900720	111060647668	111076815381	111087225254	111074765541	111076970383	111057646663	111087139731	111075832222
111050347338	111065997212	111075535064	111080082450	111086808227	111085053969	111085722478	111080567267	111084264861	111086294417	111084450835	111072947990	111060648591	111076767860	111087225265	111074765855	111076971351	111057599716	111087107310	111075848689
111050250702	111066012626	111075535299	111080007356	111086808340	111085054274	111085767792	111080471788	111084264906	111086310078	111084451162	111072856360	111060663419	111076784285	111087225861	111074701440	111076909723	111057629530	111087107501	111075880089
111050299222	111065979784	111075486294	111080023006	111086808351	111085054285	111085768401	111080552351	111084265648	111086310180	111084466191	111072856696	111060593893	111076784308	111087239406	111074750983	111076911142	111057569331	111087107770	111075927722
111050284709	111066013290	111075504475	111080023141	111086822403	111085054308	111085738004	111080552418	111084155758	111086325344	111084466898	111072871727	111060666704	111076718912	111087240228	111074672616	111076941404	111057584451	111087107815	111075927744
111050241601	111066013896	111075552355	111080037281	111086822436	111085068909	111085753641	111080552834	111084155781	111086325838	111084515804	111072889467	111060610095	111076736585	111087240262	111074673112	111076843236	111057650400	111087107961	111075927845
111078573643	111065964115	111075536223	111080037393	111086822458	111085068932	111085753876	111080472329	111084155983	111086325906	111084515859	111072901226	111060623965	111076753955	111087240374	111074687881	111076895480	111057588141	111087108265	111075895984
111078590664	111065948005	111075536324	111080051658	111086822908	111085101323	111085676858	111080473443	111084171217	111086326323	111084515882	111072872559	111060638770	111076801825	111087240385	111074688354	111076895503	111057604858	111087124049	111075895995
111078590686	111065948386	111075437717	111080097579	111086823000	111085101389	111085677859	111080503087	111084171734	111086326389	111084515949	111072872571	111060668504	111076817114	111087255112	111074702801	111076895536	111057605556	111087125332	111075802016
111078608552	111065965060	111075455391	111080097715	111086823314	111085101457	111085678030	111080503245	111084187450	111086326424	111084484056	111072949879	111060639164	111076754192	111087255303	111074734345	111076911737	111057635807	111087030360	111075802746
111078509563	111065949905	111075471568	111080098064	111086837207	111085101503	111085691620	111080503425	111084202076	111086341320	111084500099	111072873291	111060640526	111076786209	111087255325	111074734413	111076863339	111062479337	111087030393	111075818305
111078524380	111065918068	111075471669	111080067318	111086837432	111085101862	111085692205	111080535723	111084217443	111086341397	111084500101	111072920496	111060641831	111076802703	111087255347	111074751502	111076896447	111062524147	111087030708	111075864801
111078524830	111065950356	111075487060	111080082865	111086837443	111043436788	111085707314	111080553846	111084217522	111086356102	111084500189	111072920542	111060615461	111076818250	111087255370	111074752367	111076911940	111062480430	111087030786	111075865240
111078539825	111065934774	111075487734	111080083046	111086837768	111043383172	111085707662	111080569203	111084217577	111086356180	111084407141	111072935043	111060615854	111076720397	111087255471	111074768667	111076943529	111062541900	111087031068	111075912221
111078574879	111065968164	111075505083	111079993875	111086837779	111043331366	111085722760	111080473533	111084218196	111086356449	111084407196	111072935582	111060629297	111076720993	111087255516	111074673932	111076897381	111062555556	111087031170	111075803040
111078627430	111065920331	111075521339	111079993954	111086837825	111043349545	111085722962	111080473960	111084233261	111086356539	111084407264	111072952457	111060629398	111076738824	111087255606	111074703576	111076928937	111062555837	111087046187	111075803589
111078627474	111065968311	111075438471	111079994461	111086852226	111043368456	111085723301	111080489215	111084250833	111086356652	111084407286	111072921767	111060587694	111076738914	111087271086	111074703655	111076944621	111062466962	111087046592	111075818428
111078510420	111065986029	111075456011	111080038338	111086852271	111043446587	111085723323	111080520705	111084265952	111086402575	111084407387	111072844086	111060629556	111076755047	111087271121	111074735560	111076944722	111062480845	111087046604	111075819463
111078540591	111066021053	111075472008	111080099032	111086852765	111043471811	111085768962	111080537051	111084266166	111086402687	111084422126	111072844334	111060603299	111076770875	111087271176	111074674483	111076865779	111062469055	111087046727	111075850873
111078541042	111065970718	111075472547	111080099223	111086898417	111070280831	111085769064	111080584828	111084266694	111086402744	111084422395	111072891796	111060644698	111076786625	111087271266	111074689861	111076914358	111062527386	111087046749	111075865510
111078557847	111066039861	111075490097	111080068151	111086898428	111070281124	111085769435	111080569786	111084157176	111086403307	111084451421	111072905400	111060687684	111076739308	111087271288	111074736505	111076929826	111062514359	111087060318	111075865970
111078558107	111065988289	111075490109	111080068779	111086898518	111070229036	111085738509	111080474938	111084172207	111086372638	111084467989	111072905422	111060590463	111076755935	111087271389	111074736516	111076847454	111062500253	111087060655	111075866016
111078609283	111066006359	111075553817	111080068836	111086898743	111070196972	111085738699	111080522099	111084172555	111086372650	111084517895	111072937089	111060603660	111076722265	111087165033	111074753436	111076866691	111062546264	111087060666	111075914627
111078496085	111036902395	111075554683	111080068869	111086898934	111070230757	111085739140	111080538074	111084172667	111086373831	111084517941	111072876160	111060675142	111076722298	111087165112	111074753481	111076884208	111062546321	111087075460	111075883060
111078510521	111087350444	111075537224	111080083732	111086898956	111070199076	111085739623	111080538096	111084172803	111086373897	111084484517	111072876261	111060604762	111076756532	111087165145	111074722027	111076930435	111062471632	111087075684	111075804344
111078511083	111087285935	111075439900	111080009235	111086867783	111070214142	111085662202	111080585436	111084187708	111086387779	111084484696	111072892416	111060618352	111076789741	111087165178	111074737146	111076945790	111062516081	111087075864	111075835584
111078559119	111087285946	111075440047	111080039283	111086867963	111070214287	111085662505	111080585997	111084188002	111086387959	111084485901	111072906108	111051096194	111076821030	111087165213	111074771717	111076945891	111062561632	111087075875	111075851177
111078609711	111087286352	111075490930	111080054167	111086868481	111070214793	111085662741	111080586224	111084203639	111086387971	111084500538	111072923624	111051142354	111076790451	111087165235	111074707075	111076946094	111062532955	111087075897	111075851414
111078577322	111087319696	111075491009	111080099706	111086868560	111070231163	111085678232	111080554948	111084203741	111086388107	111084501225	111072938316	111051113857	111076837329	111087165268	111074722476	111076946207	111062577516	111087075921	111075915202
111078577489	111087272920	111075507287	111080099717	111086868627	111070231703	111085678311	111080571217	111084218804	111086388466	111084501258	111072893046	111073201006	111076806875	111087165336	111074722780	111076915977	111062562565	111087075943	111075883554
111078594163	111087273088	111077382279	111080099885	111086868661	111070261986	111085678524	111080571598	111084219030	111086388567	111084501304	111072923815	111073187098	111076807090	111087165381	111074737810	111076931267	111062487651	111087091479	111075883947
111078542560	111087273224	111077260993	111080070031	111086868672	111070316741	111085678557	111080476031	111084266942	111086295126	111084501539	111072938563	111073106741	111076724234	111087165459	111074786117	111076948108	111062502884	111087091558	111075899382
111078542964	111087286442	111077277777	111080009684	111086883095	111070316864	111085692249	111080490969	111084158683	111086295137	111084501618	111072847001	111073107180	111076742627	111087165527	111074754965	111076869380	111062517307	111087091570	111075867769
111078611826	111087287263	111077277799	111080010530	111086883129	111070317416	111085692339	111080491050	111084158807	111086295238	111084408568	111072847247	111073123458	111076774330	111087165561	111074691695	111076870685	111060455867	111087091581	111075867804
111078595489	111087287746	111077278284	111080026100	111086883141	111070301565	111085692586	111080491353	111084159189	111086295249	111084423004	111072862996	111073139589	111076774790	111087180726	111074723185	111076885669	111060369861	111087091727	111075868186
111078595647	111087287791	111077312698	111080039755	111086883208	111070302005	111085707909	111080538467	111084173646	111086295250	111084437807	111072955641	111073202298	111076791441	111087181086	111074756743	111076885995	111060427495	111087091794	111075821275
111078498188	111087303914	111077313048	111080039946	111086883343	111070217202	111085708001	111080587607	111084189452	111086310742	111084453074	111072848776	111073170584	111076807360	111087181345	111074678623	111076916912	111060456554	111087091963	111075853528

SCH-A-9

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111078512107	111087273392	111077313509	111080101137	111086883590	111070249173	111085708034	111080587911	111084219928	111086311147	111084453243	111072863447	111073093522	111076808596	111087195979	111074692618	111076916967	111060414558	111087092166	111075869053
111078512860	111087273437	111077351310	111080070783	111086883602	111070318541	111085709136	111080588259	111084220289	111086311260	111084453300	111072879196	111073107876	111076822996	111087196015	111074708694	111076917755	111060372359	111087139900	111075916269
111078528003	111087273662	111077245929	111080070930	111086883657	111070286152	111085723604	111080556434	111084236488	111086311305	111084453456	111072956709	111073123807	111076725662	111087196059	111074788894	111076965062	111060386657	111087140025	111075822759
111078543336	111087273718	111077295889	111080070996	111086883703	111070302757	111085723828	111080476569	111084251856	111086311349	111084468902	111072957148	111073124280	111076725684	111087196295	111074709291	111076931920	111060401622	111087140092	111075869671
111078561246	111087288062	111077296240	111080085611	111086794085	111070287939	111085770392	111080506732	111084268416	111086311350	111084469341	111072957227	111073139905	111076726225	111087196329	111074741039	111076932178	111060415773	111087140137	111075917169
111078579010	111087288118	111077296295	111080085688	111086794175	111070288121	111085770415	111080574063	111084268449	111086326558	111084518357	111072926212	111073187863	111076726337	111087210180	111074741365	111076948276	111060445473	111087140159	111075855159
111078499437	111087288208	111077352782	111080086960	111086794603	111070202419	111085770426	111080477098	111084268595	111086326569	111084485967	111072940465	111073171608	111076743875	111087210348	111074742108	111076948715	111060445495	111087141295	111075904132
111078513513	111087304678	111077279803	111079997262	111086794614	111070202611	111085770550	111080508622	111084159482	111086326693	111084486249	111072864954	111073109249	111076760234	111087210584	111074742153	111076850380	111060402476	111087141385	111075824391
111078513636	111087274001	111077296835	111080011799	111086794670	111070219057	111085739870	111080508745	111084159628	111086326750	111084486597	111072895240	111073189832	111076760357	111087210821	111074742254	111076887111	111060374362	111087108670	111075840333
111078580124	111087274067	111077247628	111080055618	111086794850	111070288581	111085739881	111080524574	111084173994	111086341959	111084501933	111072910293	111073157455	111076760593	111087210843	111074789312	111076918497	111060345045	111087108715	111075840748
111078500643	111087274517	111077265257	111080087792	111086808722	111070220396	111085754776	111080540246	111084205439	111086341960	111084502013	111083361947	111073157523	111076808822	111087226244	111074758329	111076933562	111060345056	111087108861	111075871191
111078531377	111087288635	111077298040	111079997509	111086808733	111070236742	111085754844	111080540853	111084205798	111086342354	111084502114	111083362713	111073157680	111076726786	111087226255	111074774822	111076933865	111060374902	111087108872	111075888458
111078547419	111087288657	111077298051	111079998195	111086809431	111070252357	111085755160	111080559077	111084205822	111086342837	111084409323	111083362724	111073081013	111076761167	111087226378	111074679769	111076851279	111060389290	111087108973	111075905166
111078599269	111087289603	111077316232	111080041758	111086809543	111070252368	111085755328	111080574580	111084206014	111086357372	111084409705	111083411426	111073095636	111076776534	111087226402	111074694643	111076887458	111060404748	111087109042	111075809721
111078501026	111087289681	111077316254	111080041815	111086809622	111070252492	111085755407	111080574636	111084237276	111086357596	111084423587	111083411482	111073109890	111076777265	111087226536	111074695116	111076902614	111060375802	111087109165	111075825763
111078501329	111087289692	111077316478	111080102105	111086823471	111070252739	111085663089	111080574849	111084252879	111086357620	111084453568	111083378192	111073141391	111081045854	111087240756	111074709718	111076966209	111060405154	111087109491	111075841187
111078501330	111087289748	111077248630	111079999613	111086823594	111070321983	111085678861	111080478257	111084253847	111086403475	111084453681	111083378877	111073174511	111081045898	111087242219	111074725851	111076934574	111060405402	111087109525	111075857308
111078548476	111087289782	111077300077	111080012677	111086823617	111070305446	111085694005	111080478347	111084254275	111086403802	111084453827	111083394640	111073081585	111081090652	111087255729	111074726021	111076949772	111060422276	111087109547	111075857522
111078616427	111087274911	111077371525	111080013791	111086823651	111070306043	111085694229	111080478448	111084269495	111086403925	111084469509	111083394921	111073096086	111081090674	111087256089	111074742816	111076852326	111060436170	111087125567	111075889000
111078517720	111087275226	111077337392	111080042131	111086823785	111070220835	111085709732	111080478549	111084269529	111086374191	111084469701	111083299486	111073096154	111081091169	111087256438	111074790246	111076872496	111060350377	111087125613	111075811184
111078518125	111087275350	111077337437	111080057665	111086823910	111070220969	111085709888	111080493647	111084160057	111086374371	111084518638	111083330011	111073111196	111081076296	111087256517	111074791089	111076872722	111060364945	111087125635	111075826461
111078518169	111087275462	111077249945	111080057957	111086823965	111070236966	111085724414	111080509612	111084160349	111086374382	111084518874	111083345466	111073142268	111081076533	111087256539	111074759533	111076888695	111060422647	111087125679	111075857780
111078549343	111087275484	111077266719	111080058172	111086823976	111070252964	111085724582	111080525801	111084176548	111086374506	111084519167	111083345758	111073174982	111080982370	111087149923	111074775430	111076920085	111060422760	111087125961	111075858017
111078584443	111087275608	111077282650	111080103050	111086838163	111070253101	111085724773	111080541258	111084176605	111086388905	111084519583	111083345994	111073082070	111080997231	111087149989	111074681537	111076920119	111060395174	111087126041	111075906820
111078601588	111087290212	111077283684	111080073540	111086838332	111070253505	111085771012	111080541652	111084190634	111086389063	111084486799	111083363321	111073143540	111081014052	111087150015	111074711890	111076920322	111060422939	111087031923	111075906932
111078518697	111087290289	111077251612	111080089031	111086838398	111070268826	111085771078	111080541764	111084206395	111086389085	111084502956	111083363422	111073192443	111081014063	111087150037	111074743390	111076920478	111060367511	111087046828	111075812231
111078533717	111087290403	111077267439	111080089457	111086838635	111070269287	111085771393	111080541977	111084221268	111086389355	111084503058	111083412641	111073192634	111081028923	111087150127	111074743660	111076951236	111060368129	111087047009	111075812488
111078533728	111087290481	111077267563	111080000641	111086838714	111070322276	111085771405	111080591400	111084221516	111086389478	111084503171	111083412887	111073176175	111081029575	111087150172	111081536129	111076853721	111060382541	111087047234	111075812523
111078533795	111087290548	111077372830	111080014051	111086852888	111070205614	111085771494	111080591545	111084221684	111086389535	111084503609	111083379328	111073113895	111081062448	111087150510	111081536185	111076890160	111060440300	111087047380	111075812589
111078533997	111087290571	111077356988	111080014747	111086853036	111070222084	111085740423	111080592737	111084238109	111086389591	111084424870	111083300917	111073114098	111081062662	111087165583	111081536422	111076904559	111060354652	111087061195	111075843932
111078534369	111087339430	111077357619	111080029990	111086853115	111070253842	111085756172	111080559246	111084238211	111086295553	111084424960	111083301457	111073128543	111080983539	111087165673	111081550574	111076904807	111060411779	111087061397	111075859175
111078550042	111087385431	111077319831	111080044043	111086853148	111070308214	111085756688	111080480014	111084238558	111086295575	111084425118	111083315519	111073160471	111080998456	111087165695	111081551092	111076920502	111060411869	111087061409	111075874789
111078550480	111044683491	111077319875	111080044087	111086853159	111070308461	111085756813	111059946286	111084254950	111086295902	111084425297	111083315643	111073098730	111080998816	111087165707	111081471846	111076920670	111062664344	111087061858	111075907955
111042882120	111044635577	111077374506	111080074800	111086853317	111070308483	111085664394	111059946815	111084270307	111086295980	111084439472	111083315957	111073098831	111080999042	111087165796	111081504539	111076921121	111062593121	111087062040	111075844900
111042755770	111070683906	111077374843	111080075687	111086853328	111070255709	111085664507	111059960800	111084161384	111086296329	111084439630	111083316105	111073114830	111081030050	111087165886	111081519984	111076936598	111062607004	111087076089	111075860289
111042774940	111070636319	111077253355	111080090000	111086853339	111070324504	111085679930	111059901535	111084176852	111086311428	111084455032	111083331348	111073129432	111081030599	111087165932	111081569046	111076936655	111062622157	111087076124	111075892329
111045639370	111070667627	111077270590	111080090459	111086853441	111070324526	111085680011	111059932854	111084191444	111086311484	111084455054	111083331405	111073145362	111081077466	111087166090	111081584964	111076952462	111062636398	111087076168	111075892396
111045547581	111070715890	111077285989	111080001316	111086899238	111070324784	111085680022	111059947917	111084191804	111086311776	111084455335	111083346265	111073177288	111081047924	111087166584	111081585156	111076905000	111062664793	111087076203	111075908248
111045596608	111070590712	111077375394	111080014949	111086899384	111070293262	111085694296	111059947928	111084191826	111086311899	111084470613	111083346344	111073177929	111080984338	111087181738	111081551159	111076921873	111062638356	111087076225	111075813759
111045582085	111070621650	111077341825	111080030767	111086900411	111070208426	111085694588	111059933923	111084207442	111086312339	111084470893	111083346478	111073085253	111081016436	111087181750	111081551339	111076953698	111062609972	111087076696	111075813805
111045520593	111070636476	111077342017	111080044908	111086900499	111070208965	111085694768	111059977640	111084207723	111086328000	111084519909	111083396136	111073115932	111081031488	111087181772	111081457132	111076855790	111062638626	111087076821	111075845428
111045571634	111070637938	111077359734	111080075968	111086868706	111070256216	111085694791	111059964714	111084207824	111086328123	111084520091	111083380500	111073162349	111081031567	111087182010	111081489586	111076875152	111062597923	111087076933	111075846632
111045638559	111070591218	111077271131	111080091551	111086868739	111070326494	111085694948	111059875232	111084221763	111086328235	111084520293	111083286808	111073178537	111081031668	111087196565	111081520391	111076891543	111062612134	111087077002	111075925933
111074620989	111070701424	111077271524	111080001518	111086868830	111070209180	111085694971	111059980307	111084223103	111086328268	111084487295	111083286932	111073178559	111081077972	111087196622	111081520919	111076922751	111062626319	111087092267	111075831276
111074665438	111070687483	111077305577	111080001800	111086869279	111070256621	111085710194	111059982073	111084239234	111086328303	111084487745	111083301648	111073179381	111081064002	111087196666	111081521246	111076969134	111062670015	111087092290	111075831760
111074635491	111070593007	111077305623	111080015726	111086869561	111070312174	111085710363	111059982477	111084255287	111086343681	111084503722	111083301985	111073086490	111081064675	111087196868	111081537401	111076937937	111062670138	111087093336	111075847981
111074635918	111070593197	111077322037	111080016288	111086883815	111070312220	111085710925	111059967313	111084256525	111086358777	111084410954	111083332271	111073086568	111080970951	111087196880	111081537647	111076856566	111062598878	111087093695	111075863428
111074635963	111070623348	111077322701	111080031241	111086883826	111070294993	111085741671	111059907698	111084193031	111086358788	111084425523	111083332361	111073100576	111080985508	111087196914	111081552082	111076857646	111062685022	111087142364	111059347360
111074556639	111070655310	111077376744	111080060513	111086883860	111070328812	111085741963	111059938928	111084193255	111086358935	111084426041	111083332451	111073117068	111081017000	111087197050	111081457312	111076923358	111062584806	111087142397	111059286799
111074571614	111070703493	111077360501	111080076442	111086884063	111070296210	111085756914	111059941067	111084193514	111086405028	111084426074	111083348155	111073117079	111081017088	111087197140	111081458199	111054872302	111062671308	111087142410	111059317110
111074605500	111070703897	111077254873	111080091911	111086884232	111070313805	111085665519	111059984840	111084208140	111086405040	111084455560	111083348267	111073147454	111081017381	111087211192	111081474456	111054847438	111062642654	111087142500	111059271883
111074605858	111070610276	111077254941	111080016491	111086884490	111070260244	111085665788	111059881475	111084208454	111086405073	111084455638	111083348537	111073196414	111081032322	111087211248	111081474760	111054833668	111062643127	111087142702	111059319976
111074651578	111070641078	111077271872	111080016727	111086884524	111070279592	111085680123	111059897393	111084208500	111086405095	111084456921	111083348661	111073164082	111081078771	111087211349	111081475008	111054932466	111062643295	111087142724	111059289310
111074667306	111070641438	111077271995	111080046573	111086884704	111074870896	111085680145	111059897832	111084208892	111086405118	111084470916	111083348672	111073181058	111081078928	111087211484	111081489979	111054920104	111062586291	111087142757	111059320226
111074636234	111070673343	111077272266	111080106042	111086795132	111074915650	111085681146	111059927331	111084223451	111086405332	111084471322	111083365514	111073117316	111081078951	111087211541	111081506047	111054878432	111062687103	111087109839	111059275405
111074636447	111070611334	111077288230	111080106514	111086795323	111074885892	111085681461	111059957592	111084223574	111086374674	111084471636	111083380915	111073117327	111081065238	111087211811	111081571195	111054892629	111062687383	111087109996	111059290570
111074541925	111070641630	111077288386	111080106547	111086795828	111074900159	111085695826	111059884603	111084223631	111086374731	111084520653	111083380993	111073117406	111081065250	111087211866	111081552576	111054879107	111062631539	111087110347	111059321047
111074557551	111038777577	111077322857	111080106862	111086809879	111074808279	111085711083	111059913752	111084223642	111086375417	111084521328	111083381039	111073133314	111080971132	111087226761	111081552622	111054893428	111062687495	111087110415	111059336177
111074557764	111038777690	111077322903	111080077487	111086809925	111074823872	111085711117	111059975187	111084223675	111086375428	111084521463	111083381107	111073148073	111080971198	111087226772	111081552835	111054908289	111062688047	111087110437	111059366091

SCH-A-10

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111074557786	111038835134	111077377790	111080077836	111086810051	111074825223	111085726191	111059900387	111084224159	111086375439	111084521542	111083382647	111073197594	111080971604	111087226895	111081552958	111036699882	111062617869	111087126153	111059352670
111074557876	111037372296	111077377846	111080093272	111086810062	111074840927	111085726551	111076661425	111084240382	111086375518	111084521632	111083302830	111073164408	111080986644	111087227155	111081552981	111057064375	111062631810	111087126209	111059367160
111074558473	111037344880	111077360837	111080018213	111086810253	111074840950	111085726629	111076662000	111084240898	111086389692	111084488218	111083317320	111073164712	111081002464	111087242422	111081458559	111057002232	111062660171	111087126434	111059277687
111074590918	111037335756	111077360927	111080062234	111086810286	111074840972	111085773216	111076662134	111084257010	111086389816	111084488331	111083349279	111073087794	111081002497	111087242433	111081458560	111057077559	111062660339	111087126782	111059310168
111074606747	111063322650	111077255830	111080107313	111086824023	111074915885	111085773227	111076711027	111084257054	111086389917	111084488476	111083398778	111073088188	111081002509	111087242501	111081458616	111057065871	111062588901	111087126940	111059311158
111074651961	111063337892	111077345256	111080078354	111086824056	111074886275	111085773889	111076679086	111084272141	111086390188	111084505050	111083398835	111073102107	111081017842	111087242523	111081475547	111056975072	111062618871	111087032542	111059371019
111074637819	111063366333	111077362660	111080078534	111086824089	111074886758	111085742807	111076679154	111084272365	111086296521	111084505533	111083399139	111073119206	111081018056	111087242545	111081475794	111057038826	111062633272	111087032698	111059311978
111074543736	111063294984	111077290772	111080003587	111086824113	111074793036	111085665812	111076597838	111084163656	111086296712	111084505577	111083399566	111073149366	111081018157	111087242590	111081491747	111057067457	111062677450	111087032700	111059326569
111074558822	111063295198	111077364459	111080003644	111086824124	111074793227	111085666239	111076613770	111084193839	111086297230	111084412103	111083399588	111073150021	111081032861	111087242725	111081522865	111056991395	111062605170	111087032889	111059342253
111074573896	111063338062	111077292077	111080019236	111086824168	111074810373	111085681607	111076614568	111084193918	111086297263	111084412248	111083366414	111073197864	111081050580	111087256618	111081523215	111056993049	111062605653	111087032924	111059342949
111074591650	111063338646	111077380211	111080062739	111086824203	111074841849	111085681629	111076646248	111084194122	111086312441	111084412473	111083366425	111073165083	111080987140	111087257080	111081571836	111056964700	111062678057	111087032980	111059282469
111074638821	111063310073	111077364673	111080062829	111086824258	111074872236	111085681630	111076680055	111084209725	111086312519	111084426478	111083383840	111073089167	111081002969	111087257136	111081571971	111057044531	111062679092	111087047526	111059283415
111074543804	111063353520	111077310427	111045462116	111086824663	111074872360	111085682338	111076599245	111084241619	111086312564	111084426883	111083384098	111073199350	111081018720	111087257204	111081572174	111056966599	111062620739	111087047593	111059316096
111074544232	111063311029	111077381054	111045411941	111086824674	111074872999	111085695950	111076599391	111084242070	111086312733	111084426939	111083287821	111073183702	111081080550	111087257372	111081572321	111056996266	111062635500	111087047650	111081345262
111074559261	111063283634	111077366192	111045485706	111086824865	111074888705	111085695983	111076631286	111084257515	111086312845	111084427031	111083287898	111073090361	111081080651	111087257451	111081539537	111057046623	111062649617	111087047661	111081360102
111074559698	111063340841	111077277003	111045454230	111086825013	111074810508	111085695994	111076631310	111084272646	111086328561	111084441150	111083318219	111073136452	111081080853	111087151555	111081459932	111057061428	111086980127	111087048471	111081360281
111074654548	111063283959	111077328943	111045502942	111086825035	111074811138	111085727800	111076632344	111084272804	111086328606	111084441295	111083318220	111073200061	111081051693	111087151566	111081460204	111056984735	111086980149	111087062141	111081375726
111074624040	111063299147	111039047927	111022876862	111086839175	111074827247	111085774060	111076646822	111084164589	111086328921	111084441341	111083333924	111073200094	111080973482	111087151599	111081491882	111064639652	111086980453	111087062196	111081375984
111074638955	111063386986	111039118106	111022867963	111086839355	111074842086	111085774194	111076647429	111084164668	111086343715	111084457269	111083350002	111073168705	111080973662	111087151735	111081492175	111064580051	111086980633	111087062286	111081389798
111074638999	111063356949	111054008583	111042030811	111086839490	111074902252	111085774688	111076664811	111084194762	111086343726	111084457630	111083400176	111073185557	111080988040	111087151746	111081492209	111064595305	111087022383	111087062310	111081406923
111074639361	111063371968	111053936931	111039292750	111086839614	111074795308	111085774767	111076600024	111084242283	111086343827	111084457753	111083400491	111073104794	111081004196	111087151757	111081492344	111064611405	111087022439	111087062332	111081407070
111074593247	111063328263	111054009247	111039223406	111086839670	111074811251	111085775218	111076615727	111084242373	111086344075	111084472323	111083400569	111073121704	111081019901	111087151791	111081509398	111064670017	111087022451	111087062411	111081452542
111074609762	111063328847	111054023029	111039191714	111086839704	111074812780	111085743022	111076632478	111084242474	111086344110	111084522532	111083384335	111073152696	111081081348	111087151825	111081523901	111064670455	111087022484	111087062624	111081452654
111074656359	111063372914	111053924725	111039268494	111086854295	111074842626	111085759232	111076632524	111084258291	111086359048	111084488948	111083384357	111073169267	111081081865	111087166630	111081524463	111064627312	111086995707	111087062691	111081452665
111074545390	111063359100	111053953615	111039176234	111086854442	111074857644	111085759377	111076647508	111084273399	111086359116	111084489332	111083289531	111073091744	111080974157	111087166786	111081540102	111064642229	111086996113	111087062714	111081438287
111074545514	111063316484	111053927379	111047376358	111086854510	111074873912	111085759546	111076647744	111084165052	111086359419	111084506499	111083303820	111073122334	111080974179	111087166898	111081540214	111064656639	111086996225	111087077686	111081438298
111074576912	111063390284	111053958788	111047411156	111086854611	111074796028	111085759681	111076648611	111084180958	111079734957	111084412721	111083304001	111073122390	111080989344	111087166955	111081540449	111064583616	111086996269	111087077787	111081438614
111074656551	111063303110	111053973673	111047414227	111086900679	111074904232	111085666835	111076665205	111084181207	111079673139	111084412945	111083319131	111073138825	111081005861	111087166977	111081540618	111064613834	111086996304	111087077798	111081438816
111074656898	111063317384	111053946460	111047338266	111086900770	111074904276	111085667140	111076600484	111084195796	111079705775	111084412989	111083319153	111073153271	111081082675	111087167103	111081556211	111064685710	111086996427	111087077877	111081346702
111074546773	111063332369	111054030601	111047400750	111086900815	111074904344	111085682642	111076633930	111084195965	111079706215	111084413081	111083335049	111073153675	111081054191	111087182201	111081556457	111064659126	111087009669	111087078115	111081346768
111074562445	111063347039	111054020116	111057200388	111086900837	111074875891	111085696973	111076649072	111084196113	111079720277	111084413227	111083335342	111048830837	111081054359	111087182289	111081556491	111064672334	111087009894	111087078261	111081346825
111074657473	111063290834	111054033176	111057168932	111086900882	111074891002	111085696995	111076698537	111084196236	111079720334	111084413249	111083350473	111048798447	111081054517	111087182290	111081460507	111064598623	111087009973	111087078283	111081346926
111074642039	111063393401	111054021241	111057139457	111086900893	111074813578	111085697503	111076698683	111084196360	111079720558	111084413845	111083350596	111048769445	111080975293	111087182368	111081460563	111064629437	111087009995	111087093796	111081346948
111074642501	111063363510	111054191036	111057079810	111086900916	111074844347	111085697817	111076585701	111084211212	111079720569	111084427413	111083350631	111048802915	111080975327	111087182571	111081477910	111064630035	111087010043	111087094203	111081376345
111074563019	111063293411	111054263283	111057079999	111086900994	111074844853	111085713108	111076585835	111084211818	111079645206	111084442601	111083351294	111048837014	111080990278	111087182784	111081477954	111064674910	111087010054	111087094258	111081407564
111074563165	111063349479	111054249940	111057108846	111086869617	111074860457	111085713131	111076602431	111084227073	111079673724	111084442689	111083351485	111048837069	111081021689	111087182807	111081493918	111064587148	111087010098	111087094360	111081407834
111074596071	111063380261	111054236643	111057155343	111086870046	111074891451	111085714042	111076618449	111084227219	111079674051	111084458158	111083401076	111048809260	111081021937	111087197926	111081510031	111064587418	111086918678	111087142926	111081454858
111074596284	111087627788	111054193454	111057171688	111086870057	111074815200	111085714086	111076650131	111084243217	111079630367	111084473335	111083401470	111052714349	111081036663	111087198051	111081525240	111064602562	111086918713	111087143017	111081454869
111074612755	111087524009	111054166117	111057111480	111086870068	111074830847	111085728395	111076667061	111084243611	111079630503	111084473447	111083384885	111052684659	111081036810	111087211956	111081574389	111064617939	111086919309	111087143152	111081423494
111074643153	111087555069	111054179436	111057158740	111086870080	111074830937	111085744461	111076602677	111084244285	111079659807	111084523173	111083386089	111052716363	111081037091	111087212328	111081478450	111064632734	111086919567	111087143163	111081439288
111074563693	111087526270	111054225360	111057098361	111086870305	111074845922	111085744551	111076620026	111084259494	111079674792	111084523252	111083289957	111052656355	111081083171	111087212711	111081478595	111064647909	111086919679	111087111056	111081439503
111074613284	111087617158	111054254148	111057130166	111086870327	111074861986	111085744595	111076635921	111084166547	111079689888	111084490109	111083290320	111052643092	111081083351	111087212744	111081494560	111064662782	111086934395	111087111595	111081439536
111074644323	111087557409	111054240783	111057099227	111086870417	111074892384	111085760739	111076650489	111084166794	111079736702	111084490402	111083304865	111052704113	111081054742	111087227795	111081494627	111064603732	111086935206	111087111809	111081347590
111074644491	111087527495	111054168816	111087430601	111086884748	111074798952	111085667454	111076700047	111084167054	111079707586	111084490435	111083305271	111052734172	111081069186	111087227818	111081494807	111064648180	111086935532	111087111821	111081408071
111074644727	111087634146	111054255116	111087508528	111086884883	111074815390	111085667904	111076684183	111084181667	111079721694	111084506983	111083335432	111052735038	111080976924	111087227885	111081511111	111064589195	111086935622	111087128357	111081408284
111074582009	111087619622	111054183273	111087511342	111086884906	111074815985	111085683722	111076685195	111084181757	111079722279	111084507096	111083335601	111052694953	111080991077	111087227908	111081511391	111064590096	111086950270	111087128447	111069794075
111074582256	111087530387	111054212412	111087496793	111086885514	111074846518	111085683935	111076587848	111084196797	111079722370	111084507298	111083336310	111052711874	111081006648	111087228066	111081525396	111064691728	111086950405	111087128627	111069703637
111074598680	111087560010	111054212838	111087511847	111086885772	111074878142	111085698133	111076620307	111084196843	111079646690	111084507984	111083336354	111058143385	111081007436	111087228156	111081525936	111064591019	111086950539	111087033059	111069704380
111074598691	111087621399	111034867359	111087454696	111086795929	111074878344	111085698885	111076637282	111084197451	111079676198	111084414295	111083336433	111058098104	111081007649	111087243344	111081526825	111064665774	111086951057	111087033149	111069748265
111074598758	111087561606	111034790567	111087454719	111086796201	111074892979	111085699077	111076652234	111084244500	111079676503	111084414318	111083351676	111058082398	111081022332	111087243399	111081575278	111064680265	111086951068	111087033240	111069748333
111074614094	111087577210	111037980381	111087501699	111086796357	111074893060	111085714266	111076669243	111084260081	111079690958	111084414611	111083351834	111058131360	111081056058	111087243445	111081542441	111064608535	111086951080	111087033677	111069763712
111074630148	111087590686	111037950489	111087516718	111086810309	111074816661	111085714277	111076669513	111084260799	111079708307	111084427884	111083402347	111058145613	111081056362	111087243478	111081480655	111065441036	111086965579	111087033712	111069778886
111074583640	111087607786	111039664696	111087488312	111086810758	111074847171	111085714345	111076669535	111084260845	111079708385	111084428830	111083402617	111058159438	111081071538	111087257709	111081495167	111065489634	111086965636	111087033846	111069779696
111074599287	111087533100	111039613487	111087502612	111086810781	111074847957	111085714569	111076588074	111056322607	111079647343	111084428942	111083402864	111058132574	111080977116	111087258193	111081512022	111065489892	111086965669	111087033879	111069794233
111074599524	111087638825	111039689479	111087503174	111086810949	111074863067	111085714592	111076653257	111056262802	111079692499	111084442904	111083369765	111058104258	111080977318	111087258216	111081527859	111065426152	111086965962	111087034173	111069720423
111074599535	111087549714	111039659555	111087440950	111086825248	111074908821	111085714604	111076702601	111056338918	111079739019	111084442915	111083369776	111058119838	111080992539	111087152040	111081528085	111065474324	111086966031	111087048774	111069796077
111074599557	111036366142	111050541592	111087442222	111086825440	111074908900	111085714659	111076669849	111056308791	111079708510	111084443017	111083369888	111058136163	111081007997	111087152084	111081575593	111065490063	111086966075	111087048785	111069796134
111074615512	111051160994	111050542043	111045690737	111086825664	111074817189	111085714671	111076686512	111056340056	111079708576	111084443141	111083369978	111058073040	111081008392	111087152174	111081543161	111065490579	111086981195	111087048796	111069721761
111074615714	111051224287	111050509293	111061946762	111086825675	111074833479	111085714682	111076589794	111056326689	111079709588	111084443769	111083370127	111058105811	111081039329	111087152208	111081544106	111065460420	111086981566	111087049045	111069721918

SCH-A-11

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111074661704	111051268713	111050544483	111061890467	111086825697	111074833637	111085729217	111076606569	111056312099	111079709926	111084458934	111083386528	111058075873	111081039385	111087152231	111081560856	111065476326	111086981667	111087049113	111069722380
111074646774	111051161063	111050612692	111061947853	111086840054	111074848150	111085776444	111076638339	111056254779	111079723135	111084475056	111083386641	111058153904	111081071617	111087152578	111081481106	111065492380	111086981702	111087062792	111069751506
111074647012	111051195352	111050579559	111061906959	111086840133	111074863977	111085777467	111076703523	111056315160	111079648210	111084475067	111083291220	111058060169	111081071628	111087152602	111081512909	111065444613	111086981746	111087062848	111069813224
111074551522	111051166990	111050598695	111061920663	111086840199	111074910048	111085777591	111076703624	111056241304	111079648524	111084475090	111083291422	111058124980	111080993406	111087152679	111081512965	111065445401	111086981768	111087063153	111069752361
111074551948	111051183494	111050514996	111061876900	111086840672	111074880190	111085745822	111076703815	111056257570	111079662058	111084490749	111083291590	111058168157	111081008662	111087167338	111081528973	111065431079	111086981892	111087063366	111069814315
111074584304	111051231465	111050603827	111061964683	111086840739	111074880213	111085761022	111076607526	111056317083	111079677492	111084490750	111083291714	111058139784	111081008875	111087167439	111081577832	111065463726	111086982006	111087063399	111069782791
111074600910	111051246102	111050621748	111061878474	111086854835	111074880404	111085761088	111076655158	111056286819	111079677931	111084490996	111083306115	111058139964	111081009225	111087167484	111081544432	111065523521	111087023407	111087063412	111069783040
111074615859	111051263448	111034942881	111061966078	111086854880	111074802396	111085668758	111076591393	111056286842	111079678145	111084491313	111083320942	111058140045	111081009416	111087167574	111081464758	111065494551	111087023452	111087079116	111069783310
111074647124	111051247563	111034970006	111061967170	111086854936	111074802712	111085684059	111076591506	111056245421	111079692804	111084491335	111083321044	111058155399	111081024200	111087167653	111081482118	111065432429	111087023889	111087079138	111069798507
111074647595	111058956152	111034976833	111061954031	111086855522	111074802778	111085684879	111076656058	111055701832	111079693108	111084429808	111083321101	111058126274	111081024413	111087167776	111081497417	111065464828	111087023890	111087079150	111069708564
111074552152	111058942584	111034924577	111061910897	111086855869	111074817998	111085684969	111076705738	111055730205	111079693197	111084429875	111083321156	111058156277	111081040657	111087182896	111081498418	111065448741	111086996630	111087079161	111069752934
111074601922	111058973038	111067323363	111061924645	111086856006	111074818449	111085699112	111076705851	111055628762	111079739389	111084444715	111083321718	111058156918	111081040848	111087182997	111081513168	111065465627	111086996641	111087079217	111069753081
111074663324	111058943934	111067416377	111061897138	111086901186	111074835202	111085699134	111076673765	111055657584	111079710412	111084444816	111083352318	111058080925	111081040994	111087183077	111081513809	111065450205	111086997035	111087079307	111078712604
111074632308	111058943945	111067387712	111061897318	111086901243	111074849623	111085699796	111076592754	111055631182	111079710467	111085502463	111083352486	111058097697	111081041366	111087183909	111081513999	111065450339	111086997181	111087079329	111078764870
111074632926	111058932156	111067309479	111061969082	111086901388	111074910228	111085699853	111076625605	111055705959	111079648771	111085503239	111083352497	111071798971	111081041388	111087184067	111081529200	111065526074	111086997259	111087079341	111078764937
111074553603	111058961002	111067309626	111061882682	111086901524	111074895860	111085699875	111076625672	111055661242	111079649547	111085407119	111083402943	111071799792	111081086893	111087198398	111081529941	111065450744	111086997372	111087079420	111078727879
111074569206	111058933427	111067324443	111061913115	111086901816	111074835943	111085700036	111076593351	111055690963	111079649839	111085407647	111083403180	111071799804	111081087704	111087198523	111081530279	111065451037	111086905090	111087079598	111078727903
111074569330	111058917845	111067338808	111061940845	111086902200	111074850333	111085715278	111076610564	111055647921	111079650189	111085407782	111083404091	111071847606	111081072168	111087198556	111081578552	111065467629	111086905180	111087094450	111078728386
111074569396	111058917924	111067356695	111061940913	111086870518	111074850995	111085715289	111076626730	111055740295	111079663835	111085407995	111083370824	111071832015	111080978690	111087198769	111081562083	111065483278	111086905191	111087094472	111078660145
111074603104	111058933922	111067402686	111061956280	111086870631	111074866262	111085715436	111076642558	111055711316	111079663947	111085424163	111083387192	111071736838	111080978982	111087213464	111081483041	111065513889	111086905292	111087094528	111078694681
111074570051	111058962676	111067324937	111061884123	111086870697	111074912185	111085715650	111076658487	111055728235	111079680003	111085424264	111083387585	111071737121	111081009540	111087213521	111081483119	111065514026	111086905416	111087094674	111078765602
111074587565	111058919229	111067374370	111061913823	111086870787	111074912231	111085777928	111076691428	111055670398	111079680058	111085424433	111083291871	111071753332	111081041669	111087213598	111081483287	111065499174	111086905506	111087095169	111078765972
111074587587	111059027905	111067404273	111061869193	111086870800	111074882338	111085746384	111076691619	111065276032	111079680148	111085439361	111083292704	111071784235	111081041939	111087228280	111081514305	111065499590	111086919815	111087143466	111078766074
111074618896	111059028153	111067375449	111061972581	111086870833	111074882349	111085746520	111076692148	111065276155	111079695335	111085454919	111083292827	111071784459	111081042503	111087228314	111081514507	111065514655	111086919905	111087143949	111078728869
111074665247	111058967716	111067298005	111061871398	111086870945	111074882394	111085746698	111076594712	111065259482	111079695470	111085454964	111083307150	111071784538	111081087962	111087228639	111081514732	111065421977	111086920020	111087144085	111078679189
111074634300	111058967761	111067405735	111061887081	111086885907	111074896502	111085762405	111076594756	111065168290	111079741180	111085455011	111083307486	111071800841	111081087995	111087228729	111081530943	111065470724	111086920053	111087144119	111078695840
111074635200	111058982836	111067376327	111061944074	111086885929	111074804488	111085685533	111076611239	111065183130	111079741696	111085455033	111083321820	111071738111	111081073844	111087228842	111081579216	111065529943	111086920110	111087144131	111078695930
111074635345	111058923943	111067298285	111061874728	111086886267	111074804972	111085685599	111076627641	111065211435	111079711952	111085455145	111083322269	111071769306	111081010564	111087243490	111081545927	111065423687	111086920198	111087144186	111078713470
111074649834	111058923954	111067328942	111041164425	111086886436	111074836337	111085700351	111076644055	111065277134	111079727083	111085455167	111083338402	111071785281	111081010935	111087243546	111081563051	111065454759	111086920312	111087144232	111078730389
111074649902	111058954228	111067329459	111041041621	111086886661	111074836821	111085700586	111076676667	111065197911	111079727364	111085455358	111083353061	111071832745	111081026639	111087243568	111081466985	111065530091	111086920378	111087144311	111078662024
111074570657	111058985503	111067299781	111041112732	111086886683	111074851165	111085700597	111076629283	111065170552	111079635441	111085519001	111083371870	111071832857	111081043043	111087243771	111081515115	111044781197	111086935723	111087112181	111078697314
111079821044	111058954925	111067300559	111041077709	111086796683	111074866509	111085716460	111076660019	111065185008	111079635452	111085519461	111083371971	111071801527	111081043065	111087244457	111081515856	111044781940	111086935767	111087112204	111078748872
111079864658	111058955072	111067345198	111041095169	111086796931	111074883597	111085717630	111076660143	111065198855	111079650954	111085519720	111083372017	111071723047	111081043166	111087244637	111081531573	111044801202	111086935981	111087112530	111078630760
111079835375	111029875633	111067345211	111041044927	111086797202	111074883766	111085717708	111076710150	111065213000	111079651517	111085487746	111083387631	111071739347	111081043245	111087258597	111081531977	111044801741	111086936038	111087112956	111078631648
111079835623	111040133048	111067393405	111041049528	111086797279	111074883823	111085731175	111076694487	111065279440	111079665062	111085487937	111083387686	111071834387	111081089212	111087259150	111081547323	111044738942	111086936072	111087128919	111078646903
111079849921	111040040012	111067300829	111070543002	111086797370	111074821320	111085778637	111076612937	111065186010	111079680520	111085487971	111083388700	111071802573	111081059444	111087259240	111081563578	111044759394	111086936184	111087129099	111078697796
111079849932	111040116184	111067331137	111070525990	111086811221	111074838092	111085747969	111076613118	111065199036	111079742855	111085488017	111083293109	111071724868	111081059578	111087152949	111081563747	111044760486	111086936397	111087129123	111078714314
111079850125	111040067482	111067346065	111070543462	111086811670	111074852357	111085671011	111076629766	111065229175	111079652158	111085488028	111083307600	111071770746	111081059725	111087153029	111081485425	111062897454	111086936409	111087129213	111078732673
111079850226	111040159877	111067381312	111070543484	111086812121	111074867904	111085671347	111076645203	111065279912	111079652361	111085488152	111083322663	111071787070	111081060020	111087153041	111081500546	111062897713	111086951495	111087034241	111078732730
111079850248	111040160655	111067395564	111070476029	111086825833	111074913894	111085671381	111055876778	111065247489	111079665613	111085503543	111083322966	111071834983	111081060154	111087153221	111081515980	111062813430	111086951596	111087034342	111078647140
111079850473	111040089059	111067302821	111070526148	111086825844	111074884262	111085671392	111055877443	111065264938	111079681048	111085504285	111083323035	111071819032	111080980907	111087153232	111081581567	111062827468	111086951709	111087034409	111078648624
111079764039	111040052824	111067410595	111070476579	111086825923	111074884914	111085685656	111055906873	111065215259	111079743317	111085408895	111083323068	111071725656	111081011486	111087153254	111081547952	111062827693	111086951743	111087034768	111078648680
111079778180	111053821912	111067381648	111070476917	111086826216	111074898964	111085686130	111055863369	111065280925	111079743586	111085424657	111083338525	111071819975	111081011789	111087153311	111081486358	111062855391	111086951754	111087034779	111078751506
111079778607	111053852646	111067381817	111070527521	111086826227	111074839150	111085701633	111055938711	111065281038	111079743878	111085425670	111083354590	111071820214	111081011824	111087153355	111081501424	111062884865	111086951787	111087035208	111078751652
111079807532	111053838516	111067396475	111070527790	111086826508	111074914075	111085718046	111055954001	111065248750	111079713785	111085441117	111083354602	111071726365	111081026943	111087168014	111081502278	111062884887	111086952047	111087035220	111078716574
111079807565	111053853456	111067349068	111070577122	111086826531	111074914446	111085718080	111055968770	111065266716	111079637667	111085441397	111083405159	111071772603	111081044594	111087168238	111081516734	111062885316	111086966222	111087049494	111078716642
111079808117	111053882964	111067349259	111070493680	111086840852	111074885128	111085732929	111055969647	111065266851	111079637690	111085441498	111083405250	111071789285	111081044730	111087168317	111081517588	111062843545	111086966547	111087049629	111078632683
111079865592	111053855379	111067366135	111070577379	111086841099	111074823052	111085781507	111055867420	111065187314	111079653283	111085441588	111083373029	111071789599	111081089807	111087169071	111081533137	111062815421	111086967100	111087049731	111078632773
111079865941	111053811887	111067367451	111070545767	111086841123	111074854517	111085748184	111055957127	111065200882	111079653294	111085441634	111083388913	111071836581	111081089852	111087169082	111081582782	111062845020	111086967155	111087049876	111078649366
111079836219	111053811898	111067411923	111070562474	111086841257	111074869568	111085748735	111055896994	111065202479	111079666557	111085456450	111083389071	111071728086	111081089908	111087169262	111081583064	111062872200	111086967199	111087063805	111078649377
111079750416	111053856617	111067398815	111070478863	111086841381	111083737449	111085764115	111055913691	111065203649	111079666726	111085456539	111083389408	111071758528	111081090584	111087184191	111081566975	111062887666	111086967212	111087063816	111078664903
111079750472	111053869790	111067335748	111070531188	111086841426	111083738136	111085764812	111055944279	111065218230	111079682555	111085488219	111083309286	111071758720	111081060389	111087184225	111081567190	111062817377	111086967267	111087063838	111078683915
111079750786	111053898972	111067351319	111070531874	111086856332	111083783226	111085764834	111055944853	111065176110	111079698271	111085489388	111083309466	111071758876	111081060503	111087184483	111081567235	111062831362	111086967290	111087063861	111078752080
111079750977	111053871287	111067320269	111070579630	111086856376	111083783248	111085671684	111055944909	111065189754	111079744183	111085504566	111083324429	111071837391	111081075329	111087184607	111081567381	111062858787	111086967313	111087063872	111078734877
111079751035	111053844276	111067321305	111070547545	111086856398	111083783620	111085671909	111055947115	111065235071	111079744576	111085504601	111083324474	111071838202	111080981953	111087184641	111081468831	111062859070	111086967425	111087064075	111078633358
111079764848	111053915163	111067369857	111070481519	111086856714	111083783675	111085686545	111055872202	111065284604	111079714988	111085505477	111083339582	111071728424	111080982000	111087184674	111081469304	111062917008	111086967470	111087064097	111078665566
111079779125	111053873144	111067307028	111070481553	111021473864	111083753087	111085687423	111055934694	111065177414	111079715248	111085409009	111083340034	111071791491	111080996296	111087184753	111081487045	111062831801	111087010201	111087064143	111078665780
111079780015	111053816398	111067307286	111070580441	111047229906	111083768904	111085687591	111061859226	111065285032	111079638635	111085409054	111083354961	111071791615	111081012555	111087198916	111081487539	111062860083	111087010278	111087064154	111078666714
111079793378	111053846593	111067337650	111070565703	111081408879	111083768959	111085703196	111061786472	111065192073	111079654026	111085409065	111083354972	111071745502	111081013365	111087199030	111081502605	111062860342	111087010425	111087064200	111078684983

SCH-A-12

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111079793479	111053877160	111067352938	111070465577	111081454881	111083677116	111085703309	111061786809	111065272263	111079667468	111085409076	111083354983	111071759923	111081028147	111087199805	111081503088	111062904329	111087010481	111087064446	111078719049
111079808511	111053920181	111067370398	111070465847	111081424754	111083677633	111085703466	111061801885	111065193085	111079667491	111085409144	111083355861	111071760004	111081028394	111087199816	111081534655	111062818592	111087010526	111087079701	111078735104
111079851407	111053907085	111067371119	111070498719	111081425430	111083691819	111085703477	111061816432	111065207205	111079667873	111085409661	111083355940	111071760329	111081028754	111087214498	111081549730	111062890165	111087010694	111087080039	111078634135
111079822922	111053892011	111087902829	111070515753	111081440167	111083692472	111085718563	111061803090	111065221504	111079682948	111085409717	111083356301	111071791884	111071332458	111087214768	111081549875	111062819425	111086982039	111087080590	111078635305
111079837467	111085167257	111087917465	111070581363	111081440246	111083706603	111085718686	111061833486	111065237983	111079699283	111085410102	111083406240	111071839191	111071287929	111087214814	111081549976	111062847662	111086982185	111087080691	111078686042
111079765513	111085167279	111087975223	111070549851	111081441078	111083706995	111085718798	111061833846	111065286549	111079699441	111085425906	111083406307	111071840193	111071302332	111087214858	111081567460	111062861376	111086982231	111087080736	111078754262
111079765704	111085182962	111087975234	111070466309	111081347859	111083707053	111085718866	111061761655	111065239132	111079745005	111085425962	111083407072	111071746323	111071229149	111087214904	111081567921	111062905915	111086982286	111087095305	111078755173
111079766198	111085183176	111087975841	111070581903	111081348568	111083707198	111085733256	111061849067	111065208048	111079715844	111085426514	111083407083	111071776742	111071332650	111087214926	111081470340	111062820113	111086982297	111087095899	111078720412
111079781218	111085183345	111087890049	111070550763	111081378291	111083707222	111085733694	111061818962	111065239547	111079716126	111085442118	111083373412	111071840597	111071245327	111087229012	111081519142	111062876293	111086982804	111087095901	111078635529
111079781241	111085199498	111087991838	111070568447	111081378819	111083721464	111067769200	111061791546	111065275570	111079731549	111085442174	111083373434	111071730753	111071274600	111087229023	111081519209	111062921003	111086982905	111087095945	111078635608
111079794920	111085199971	111087977056	111070467041	111081410119	111083784968	111067769985	111061849663	111065181981	111079640267	111085442545	111083373614	111071731248	111071319790	111087229472	111081534958	111062891885	111086997406	111087095956	111078635844
111079809376	111085214890	111087906025	111070467074	111081425519	111083753830	111067770123	111061748313	111062291452	111079654745	111085442556	111083373805	111071731350	111071319903	111087230092	111081535263	111062906286	111086997417	111087096047	111078703019
111079852172	111085214980	111087949752	111070483577	111081334956	111083753931	111067741794	111061748515	111062320196	111079668380	111085456821	111083389846	111071777899	111071261112	111087244930	111034314862	111062835254	111086997563	111087096126	111078703985
111079852419	111085215239	111087979137	111070483779	111081349716	111083753975	111067653718	111061791782	111062320927	111079668818	111085457080	111083389981	111071778205	111071261178	111087244952	111034296153	111062862940	111086997642	111087144434	111078720737
111079823945	111085230584	111087893671	111070534664	111081364915	111083662659	111067667915	111061792020	111062323380	111079669167	111085457181	111083390073	111071793976	111071306291	111087245111	111034345912	111062850082	111086997732	111087144489	111078720827
111079837771	111085230865	111087923091	111070534710	111081364937	111083662840	111067682518	111061792031	111062323830	111079684692	111085473033	111083295055	111071841677	111071321052	111087245201	111088139462	111062864560	111086998036	111087144513	111078720872
111079838424	111085245254	111087952161	111070534990	111081394064	111083663896	111067697637	111061837626	111062221994	111079700613	111085473459	111083295224	111071763579	111071290518	111087259756	111088141162	111062878666	111086905652	111087144591	111078637273
111079766604	111085245478	111087910985	111070552181	111081441382	111083678432	111067669940	111061837839	111062250480	111079745544	111085473538	111083325521	111071779273	111071335440	111087259802	111088200461	111062893449	111086905674	111087144669	111078653013
111079781689	111085260060	111087925846	111070569572	111081441775	111083678533	111067698302	111061764872	111062295984	111079745689	111085473549	111083325813	111071779453	111071232390	111087259880	111088142073	111062909672	111086905742	111087144681	111078687661
111079809758	111085260655	111087957076	111070583556	111081410917	111083692821	111067655631	111061822417	111062237384	111079731752	111085520980	111083340337	111071794630	111071232604	111087260499	111088186846	111062866034	111086905922	111087144816	111078739007
111079809893	111085274751	111087915711	111070569729	111081411132	111083692854	111067713647	111061838504	111062326338	111079732225	111085489861	111083340450	111071794933	111071232727	111087153647	111088201923	111062881907	111086906046	111087144928	111078670450
111079810198	111085274986	111087944386	111070485939	111081335463	111083707749	111067757713	111061751238	111062268579	111079732944	111085490054	111083341103	111071749191	111071247138	111087154367	111088158126	111064885701	111086906068	111087113159	111078757568
111079853375	111085275088	111087958404	111070584513	111081350279	111083707907	111067744292	111061823395	111062269020	111079640896	111085490403	111083356547	111071829112	111071247587	111087169352	111088189423	111064927742	111086920413	111087113160	111078654711
111079838749	111085275190	111073420616	111070486929	111081350392	111083707963	111067671189	111061751788	111062282340	111079641099	111085505512	111083356592	111071829561	111071336777	111087169644	111088130744	111064837630	111086920750	111087113283	111078706427
111079839133	111085275224	111073339097	111070487627	111081365040	111083708100	111067715043	111061796158	111062283150	111079641167	111085505860	111083356626	111071733835	111071307977	111087169857	111088219348	111064837832	111086920862	111087113834	111078706539
111079753341	111085168292	111073370799	111070538309	111081365130	111083708133	111067745204	111061823845	111062238970	111079655656	111085410629	111083407320	111071796148	111071233065	111087169880	111088150274	111064856721	111086921807	111087114059	111078740414
111079754263	111085168922	111073386594	111070572903	111081365466	111083722577	111067657150	111061824408	111062239870	111079655768	111085410674	111083407487	111071813317	111071264148	111087169914	111088179488	111064856754	111086921964	111087114835	111078740740
111079767638	111085184559	111073404933	111070504076	111081365545	111083723376	111067657183	111061782276	111062255193	111079670091	111085410809	111083407566	111071813755	111071308462	111087185237	111088194867	111064916313	111086937220	111087114846	111078640187
111079782613	111085184773	111073421314	111070522212	111081380351	111083769703	111067671392	111061796822	111083863506	111079701669	111085426750	111083391322	111071829718	111071264430	111087185338	111088210608	111064842647	111086937264	111087129279	111078673385
111079796618	111085184829	111073388158	111070505257	111081442114	111083739744	111067687197	111061824565	111083905435	111079717396	111085426930	111083311076	111071830530	111071293588	111087185350	111069148911	111064888243	111086937455	111087129921	111078761642
111079810693	111085200794	111073437748	111070523695	111081442136	111083739766	111067687287	111061754163	111083906289	111079717699	111085427009	111083325992	111071766336	111071294310	111087185495	111069193067	111064826920	111086937477	111087129954	111078726115
111079810716	111085215385	111073438378	111070587482	111081412278	111083754965	111067701149	111061798138	111083876971	111079717835	111085427290	111083326061	111071797958	111071309665	111087199872	111069099118	111064843570	111086937602	111087130057	111078641425
111079810985	111085215475	111073422315	111070557467	111081336453	111083755078	111067715829	111061812753	111083877657	111079718140	111085427302	111083342283	111071845569	111071266184	111087201225	111069099275	111064889435	111086937624	111087130080	111078673790
111079825194	111085216252	111073422854	111070473970	111081337128	111083755416	111067730949	111061857808	111083891877	111079718173	111085443030	111083342294	111071814206	111071281620	111087201270	111069114802	111064918528	111086952474	111087035411	111078675129
111079839841	111085216847	111073422999	111070489742	111081350673	111083665023	111067672012	111061827535	111083892429	111079642168	111085443704	111083407926	111071798487	111071281631	111087201685	111069115229	111064828944	111086952665	111087035488	111078726889
111079840146	111085230966	111073423013	111070540492	111081350831	111083665146	111067672258	111061827636	111083800484	111079655993	111085443940	111083409007	111086489211	111071281721	111087215196	111069149620	111064860760	111086952755	111087035668	111078743620
111079840157	111085231024	111073356085	111070540784	111081397023	111083679130	111067672315	111061842958	111083800967	111079656398	111085458733	111083391669	111086489222	111071340727	111087215242	111069166180	111064920060	111086952777	111087035736	111078658041
111079840573	111085246109	111073439784	111035950588	111081412649	111083679286	111067702588	111061843218	111083801801	111079656466	111085458777	111083392008	111086489367	111071311680	111087215310	111069083942	111064829619	111086953048	111087035804	111078675590
111079768246	111085246446	111073423103	111035913295	111081412717	111083679859	111067760357	111061843241	111083816896	111079685817	111085474595	111083296382	111086489413	111071312131	111087216399	111069100010	111064920598	111086953060	111087035859	111078692544
111079768741	111085246479	111073326925	111035957451	111081412852	111083694227	111067731164	111061799588	111083831871	111079702592	111085474652	111083296922	111086536270	111071312153	111087230430	111069115588	111064920914	111086967863	111087035893	111078709790
111079768763	111085260880	111073327218	111035918885	111081412997	111083694946	111067746182	111068193976	111083831927	111079702817	111085522656	111083312066	111086536304	111071326035	111087230508	111069132712	111064890932	111086967885	111087050092	111078764421
111079768774	111085260970	111073341360	111049097428	111081352147	111083694979	111067658724	111068208760	111083832209	111079703054	111085522724	111083326847	111086536461	111071238475	111087230553	111069132925	111064905906	111086968156	111087050115	111078727105
111079798069	111085261128	111073357042	111049032731	111081352158	111083708492	111067703219	111068137974	111083847531	111079718533	111085490582	111083327310	111086536663	111071238486	111087230733	111069150565	111064815793	111087011022	111087050452	111078727408
111079798104	111085261151	111073374085	111049101277	111081398349	111083708852	111067761167	111068164648	111083847609	111079718847	111085490986	111083359124	111086536674	111071251470	111087230755	111069070139	111064847675	111087011055	111087050733	111078744519
111079826601	111085261207	111073407802	111049036768	111081398439	111083723590	111067660222	111068180400	111083892520	111079718971	111085507446	111083409276	111086504321	111071251582	111087230799	111069070601	111064864551	111087011471	111087064536	111078643764
111079840641	111085261263	111073342844	111080265846	111081399238	111083723714	111067675105	111068124217	111083892687	111079734407	111085411260	111083409670	111086504433	111071296491	111087231004	111069116590	111064923108	111087011493	111087064604	111078675815
111079755646	111085261599	111073440988	111080266072	111081399340	111083723736	111067719003	111068124802	111083893082	111079642360	111085411923	111083375593	111086504466	111071296974	111087231082	111069167181	111064833120	111087011774	111087064659	111078710488
111079755680	111085153858	111073408634	111080340176	111081444329	111083771469	111067705570	111068151149	111083906638	111079686313	111085411967	111083375605	111086504477	111071238745	111087245830	111069167642	111064849891	111087011921	111087064761	111078849784
111079755747	111085169215	111073425475	111080238161	111081444374	111083741231	111067735719	111068180602	111083878434	111079687066	111085428314	111083377203	111086504679	111071252189	111087246145	111069086372	111064850747	111086983018	111087065010	111078865850
111079769225	111085185875	111073328556	111080266904	111081429007	111083756136	111067677590	111068226524	111083786072	111079687291	111085444109	111083392828	111086504769	111071252886	111087246381	111069101617	111064819315	111086983434	111087080905	111078782117
111079769540	111085201650	111073328624	111080281653	111081429401	111083756495	111067720757	111068210875	111083801968	111064288225	111085444154	111083297068	111086505243	111071328262	111087246426	111069134826	111064866441	111086983478	111087080927	111078799711
111079783715	111085201863	111073344183	111080295568	111081353003	111083665832	111067765486	111068138661	111083802149	111064318713	111085459082	111083312415	111086521803	111071328475	111087260680	111069182896	111064866531	111086983579	111087081164	111078833394
111079783771	111085201920	111073375637	111080340255	111081382623	111083680334	111067752101	111068152285	111083817112	111064245903	111085474786	111083312831	111086423466	111071328633	111087260714	111069071736	111064881965	111086983669	111087081311	111078850809
111079783984	111085217062	111073360002	111080340525	111081383152	111083695486	111067693127	111068126084	111083817246	111064246050	111085474876	111083327916	111086423578	111071239892	111087260747	111069087373	111064896095	111086998317	111087096485	111078895381
111079784402	111085231798	111073360664	111080309261	111081445230	111083709279	111067693217	111068167056	111083833277	111064246117	111085475103	111083328287	111086424412	111071253720	111087261467	111069103507	111064896523	111086998463	111087096744	111078895471
111079798351	111085232834	111073376302	111080239218	111081445993	111083709392	111067707291	111068167067	111083848622	111064246128	111085523130	111083343914	111086424456	111071253832	111087261580	111069183325	111064910441	111086906260	111087145503	111078767110
111079811908	111085247504	111073376403	111080239229	111081446118	111083709459	111067707404	111068213474	111083848868	111064231469	111085523343	111083343947	111086424625	111071254091	111087261614	111069072614	111064834907	111086906417	111087145817	111078767165
111079855872	111085247515	111073376683	111080239678	111081338916	111083709718	111067707550	111068168260	111083848880	111064320750	111085523354	111083344117	111086424681	111071269042	111087154446	111069073389	111064882955	111086906440	111087145895	111078783848
111079855883	111085247717	111073393738	111080252875	111081339939	111083725019	111067707561	111068168316	111083893172	111064320761	111085491853	111083344128	111086440544	111071283970	111087154525	111069104586	111064853975	111086907306	111087146098	111078800297

SCH-A-13

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111079826993	111085261667	111073393806	111080267826	111081353878	111083725132	111067721949	111068168507	111083893240	111064278628	111085492023	111083360508	111086440599	111071343630	111087154592	111069119818	111064869400	111086907351	111087146627	111078800703
111079827613	111085262174	111073410345	111080282025	111081354059	111083771650	111067752280	111068214442	111083893464	111064235474	111085492113	111083360542	111086440612	111071328835	111087154660	111069120203	111053621594	111086907485	111087115038	111078817240
111079841305	111085262545	111073427253	111080296413	111081367941	111083771739	111067694533	111068199028	111083894274	111064310120	111085507682	111083360609	111086440634	111071269233	111087154705	111069089375	111053654534	111086922123	111087115218	111078817307
111079841349	111085153892	111073427837	111080296660	111081368582	111083771919	111064124796	111068128682	111083864574	111064236532	111085507738	111083409872	111086440702	111071269446	111087154930	111069171681	111053593424	111086922167	111087115353	111078851428
111079756007	111085154039	111073329861	111080341234	111081383556	111083756923	111064185298	111068128918	111083864709	111064237634	111085412812	111083409894	111086441118	111071269468	111087169947	111069106151	111053593895	111086922606	111087115511	111078818870
111079770508	111085154095	111073330144	111080254158	111081400983	111083757014	111064230323	111068142240	111083864710	111064266849	111085412913	111083409928	111086441129	111071269626	111087169958	111069121732	111053641147	111086922639	111087115599	111078882387
111079770531	111085154398	111073330694	111080268210	111081416496	111083757058	111064140974	111068142486	111083864732	111064280687	111085429168	111083410346	111086456361	111071269693	111087170039	111069121787	111053671331	111086922673	111087130978	111078769055
111079770889	111085169585	111073412167	111080268793	111081430975	111083666327	111064170786	111068230765	111083878502	111064295199	111085429540	111083410357	111086456518	111071344473	111087170208	111069186227	111053611942	111086922752	111087131025	111078785334
111079784985	111085186270	111073412178	111080282856	111081340087	111083680963	111064173262	111068200683	111083879255	111064311569	111085429551	111083377292	111086456563	111071255643	111087170297	111069155863	111053625611	111086922763	111087131250	111078802929
111079785021	111085186719	111073412246	111080283273	111081340122	111083696151	111064143911	111068216040	111083879435	111064311660	111085445267	111083377607	111086456765	111071255924	111087170354	111069076078	111053625734	111086937994	111087131306	111078803122
111079798991	111085218276	111073330986	111080311321	111081354655	111083725738	111064159053	111068142879	111083786308	111064253137	111085445313	111083394538	111086457047	111071256206	111087170387	111069091356	111053671814	111086938096	111087036513	111078819590
111079799521	111085232890	111073331314	111080311556	111081385075	111083725963	111064113884	111068143331	111083802802	111064295638	111085445335	111083297822	111086473225	111071316832	111087170400	111069091604	111053582882	111086938243	111087036861	111078820873
111079812752	111085248640	111073346466	111080311972	111081446972	111083772628	111064129049	111068143353	111083802813	111064339761	111085445672	111083299194	111086473337	111071242436	111087170466	111069106971	111053596562	111086938300	111087036917	111078836421
111079813371	111085155298	111073362521	111080240861	111081417442	111083773360	111064129555	111068170375	111083803421	111064312650	111085445717	111083314327	111086473371	111071300745	111087185754	111069186722	111053596696	111086953105	111087036951	111078836667
111079856840	111085155546	111073445725	111080241525	111081417565	111083743008	111064174623	111068201640	111083818551	111064325632	111085445920	111083329839	111086473438	111031959673	111087185877	111069187239	111053672668	111086953598	111087036962	111078836836
111079843093	111085155580	111073429716	111080255407	111081417846	111083743176	111064204515	111068217210	111083818562	111064253766	111085476069	111083344308	111086473551	111061158947	111087186025	111069187420	111053585032	111086953756	111087037020	111078853026
111079757761	111030817080	111073429761	111080269008	111081417857	111083757485	111064220221	111068186697	111083834234	111064282634	111085476665	111083344320	111086473731	111061145347	111087186058	111069157258	111053644948	111086953846	111087050823	111078769673
111079771206	111069398446	111073379642	111080343652	111081341000	111083667115	111064129960	111068233072	111083834302	111064284063	111085476744	111083344342	111086473797	111061132691	111087186306	111069076810	111053688104	111086968448	111087050834	111078785367
111079771903	111069333681	111073396359	111080313110	111081354756	111083667812	111064131536	111068202012	111083894601	111064314674	111085476799	111083344364	111086489581	111061062323	111087201764	111069123396	111053675582	111086968527	111087050991	111078786638
111079800603	111069333928	111073413359	111080328532	111081354936	111083681650	111064146420	111068218064	111083894735	111064241426	111085524232	111083344465	111086489941	111061077228	111087201887	111069141510	111082314304	111086968606	111087051082	111078853958
111079813887	111069365439	111073414989	111080255878	111081370372	111083682998	111064161214	111068131686	111083894803	111064271036	111085509516	111083345220	111086490730	111061121318	111087201900	111069157764	111082314337	111086968628	111087051183	111078870126
111079814136	111069416278	111073430314	111080255935	111081385143	111083683045	111064222144	111068144893	111083894847	111064256174	111085413150	111083360980	111086490897	111061091808	111087216568	111069173841	111082315046	111086968640	111087051284	111078770866
111079828850	111069365507	111073333068	111080255957	111081385738	111083697310	111064116821	111068158180	111083879929	111064256590	111085413699	111083361554	111086490932	111061106120	111087216658	111069093707	111082315361	111086968684	111087051329	111078804729
111079843936	111069365529	111073348479	111080270718	111081402693	111083711676	111064118148	111068187766	111083880112	111064256770	111085414117	111045958228	111086536911	111061106445	111087217019	111069142229	111082366749	111086968909	111087051330	111078821841
111079801570	111069431871	111073348569	111080270729	111081448299	111083726548	111064118979	111068187980	111083788311	111064300387	111085414308	111045995151	111086536966	111061050476	111087217020	111069188836	111082332034	111086968954	111087051644	111078821986
111079844331	111069400305	111073364657	111080271023	111081418825	111083773955	111064164093	111068234073	111083803814	111064315732	111085430238	111045947507	111086536977	111061135841	111087217042	111069078610	111082350135	111087012056	111087065199	111078838456
111079844375	111069400709	111073379989	111080284836	111081419028	111083774091	111064120196	111068234242	111083803825	111064329096	111085446044	111045964854	111086536988	111061137203	111087217097	111069078801	111082248478	111087012247	111087065346	111078855309
111079844634	111069335380	111073431562	111080285860	111081433114	111083774169	111064150278	111068234332	111083804961	111064242977	111085446156	111045997647	111086537248	111061052524	111087217110	111069143837	111082248489	111087012304	111087065357	111078870283
111079758829	111069321127	111073333978	111080299124	111081341774	111083774271	111064195301	111068159507	111083818887	111064257388	111085460848	111045984003	111086537709	111061150770	111087231330	111069159463	111082297876	111087012438	111087065458	111078870463
111079759033	111069433615	111073334014	111079942206	111081356208	111083743592	111064211636	111068174335	111083835044	111064317251	111085460961	111045920801	111086505388	111061138507	111087231396	111069095417	111082298822	111087012540	111087065942	111078788506
111079773264	111069433772	111073365850	111079942330	111081371272	111083758431	111064166343	111068234488	111083895433	111064258446	111085461029	111082231694	111086407839	111061152604	111087231497	111069126456	111082315675	111086983759	111087066189	111078805618
111079773488	111069403308	111073381937	111079990108	111081386144	111083758879	111064212378	111068160105	111083880965	111085249506	111085461030	111082232099	111086407851	111061152929	111087231543	111069191010	111082367807	111086983973	111087066202	111078822831
111079787168	111069418696	111073398867	111079959710	111081402952	111083758925	111064213470	111068189421	111083805366	111085249809	111085477318	111082116078	111086407929	111061126098	111087231587	111069145143	111082368011	111086984031	111087081917	111078871633
111079787607	111069419079	111073416385	111079959721	111081449065	111083668330	111064227824	111068205778	111083805579	111085249900	111085477778	111082132076	111086407952	111061153380	111087231633	111069145952	111082368246	111086984086	111087081973	111078806215
111079859461	111069386858	111073432529	111079959811	111081449144	111083668712	111064227903	111068175987	111083820172	111085264200	111085477880	111082132212	111086408032	111061126942	111087246550	111069081467	111082368505	111086984109	111087082020	111078807261
111079830987	111069434065	111073334834	111079912641	111081449223	111083683405	111064152843	111068147795	111083836427	111085156749	111085525266	111082132605	111086424827	111061140713	111087246572	111069097992	111082333574	111086984266	111087082086	111078856827
111079831472	111069434391	111073335486	111079927614	111081449289	111083683663	111064183195	111068177158	111083851884	111085156806	111085494294	111082150751	111086426065	111061113971	111087261658	111069128313	111082233674	111086984277	111087082109	111078857817
111079845916	111069419406	111073366468	111079943061	111081449470	111083698243	111064183836	111068177170	111083852133	111085157043	111085509897	111082166703	111086426111	111061057316	111087262086	111069146009	111082233876	111086999341	111087082110	111078790464
111079759482	111069323129	111073366839	111079943252	111081419466	111083698489	111064183904	111068177181	111083895916	111085157188	111085510057	111082182565	111086441477	111061071660	111087262288	111069146010	111082249222	111086999688	111087082165	111078807597
111079760338	111069405186	111073400197	111079990715	111081419534	111083713117	111052765884	111068223587	111083895972	111085157199	111085415231	111082182633	111086441613	111061114905	111087155481	111069163031	111082249491	111086999947	111087082277	111078807979
111079774759	111034474689	111073449178	111079961779	111081342731	111083727099	111052855716	111068148673	111083866790	111085171869	111085447797	111082216619	111086441826	111061129170	111087155818	111069082479	111082264410	111086907632	111087082604	111078841607
111079787999	111034503031	111073433520	111079866650	111081343226	111083727819	111052768023	111068178081	111083867050	111085172253	111085461782	111082116999	111086442041	111061101169	111087155852	111069098667	111082264656	111086907698	111087082738	111078887674
111079788664	111034527532	111073336308	111079866728	111081357221	111083728012	111052828053	111068178137	111083867667	111085172264	111085462053	111082151257	111086457092	111061130105	111087155874	111069114587	111082282128	111086907867	111087082772	111078887933
111079802379	111034539883	111073336320	111079881589	111081372587	111083728191	111052841968	111068193246	111083881911	111085188452	111085462121	111082151291	111086457339	111061143806	111087155942	111069129268	111082282229	111086907979	111087096799	111078857963
111079831944	111034528094	111073336702	111079913406	111081387011	111083774495	111052769541	111064420414	111083806345	111085188766	111085462446	111082151303	111086457362	111061059307	111087156000	111058397083	111082299193	111086908037	111087097723	111078873411
111079846254	111034779485	111073384288	111079914014	111081387549	111083775003	111052815150	111064420931	111083806389	111085204776	111085462457	111082151460	111086457508	111061157744	111087156022	111058365189	111082299531	111086923056	111087097970	111078775524
111079774962	111034849359	111073400726	111079975910	111081387662	111083744706	111052756750	111064434857	111083820813	111085219604	111085462480	111082167366	111086457553	111061130802	111087170590	111058320618	111082299777	111086923146	111087098072	111078791982
111079789755	111034808668	111073400827	111079976854	111081387774	111083745583	111052785707	111064450068	111083821308	111085219659	111085462682	111082184523	111086457823	111061074067	111087171377	111058349811	111082350887	111086923483	111087146885	111078792152
111079804393	111034796899	111073450899	111079944343	111081404167	111083760096	111063837864	111064423248	111083821375	111085219895	111085525963	111082200915	111086473887	111077762631	111087171456	111058368924	111082351495	111086923494	111087146942	111078808790
111079804551	111034810481	111073418602	111079962208	111081404347	111083669218	111063822790	111064437434	111083837327	111085234689	111085526054	111082200971	111086473922	111077708710	111087171513	111058386238	111082351585	111086923584	111087147381	111078842608
111079816857	111034797429	111073337613	111079962220	111081449605	111083669229	111063792303	111064378719	111083896995	111085250328	111085526177	111082217384	111086474013	111077747432	111087171524	111058403597	111082352306	111086923607	111087115601	111078889126
111079817195	111044474073	111073337725	111079962815	111081450685	111083669320	111063792505	111064393884	111083868433	111085265302	111085526324	111082217553	111086474114	111077675320	111087171816	111058388847	111082352339	111086924338	111087115678	111078889609
111079817285	111044475502	111073401446	111079866964	111081434913	111083698614	111063809098	111064451676	111083790640	111085158044	111085495262	111082217744	111086474282	111077675443	111087171861	111058354772	111082317318	111086938423	111087115735	111078889610
111079817308	111044526666	111073401592	111079866986	111081434980	111083699042	111063809335	111064365265	111083807256	111085173355	111085495329	111082101218	111086474765	111077693195	111087171883	111058299916	111082334373	111086938524	111087115836	111078859190
111079861677	111044527555	111073451485	111079867156	111081435307	111083713229	111063823443	111064424429	111083822297	111085173939	111085495341	111082102411	111086521858	111077710487	111087171939	111058327659	111082235193	111086939390	111087115881	111078809544
111079862308	111044566671	111073451520	111079867213	111081343552	111083713241	111063823634	111064424755	111083822376	111085188856	111085495486	111082117697	111086521959	111077710498	111087172424	111058341543	111082250224	111086939491	111087131586	111078809836
111079832709	111036069164	111073385795	111079882119	111081343709	111083713353	111063853176	111064395594	111083837765	111085189004	111085495576	111082117877	111086522613	111077710511	111087186328	111058302539	111082250291	111086939536	111087131935	111078827050
111079847222	111036126966	111044621763	111079882164	111081344069	111083713601	111063763110	111064440179	111083837901	111085190028	111085495611	111082118216	111086522837	111077710667	111087186553	111058395160	111082250303	111086939637	111087037255	111078844138
111079847626	111036100823	111044721281	111079914429	111081358222	111083729686	111063778026	111064352081	111083837956	111085205047	111085510282	111082118340	111086522893	111077729971	111087186632	111058379667	111082250325	111086953947	111087037367	111078889799

SCH-A-14

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111079790173	111036074676	111044675762	111079915318	111081374264	111083775340	111067858052	111064381230	111083838407	111085205115	111085510372	111082135372	111086522905	111077730030	111087186654	111077104248	111082250606	111086954094	111087037491	111078874917
111079790241	111036047698	111044725353	111079929784	111081388416	111083775957	111067785804	111064396641	111083853774	111085205373	111085511317	111082152618	111086491012	111077747847	111087202484	111076984546	111082265411	111086954218	111087037525	111078793300
111079790285	111025899477	111044726781	111079930146	111081404707	111083745976	111067785938	111064368774	111083853820	111085220921	111085511429	111082168480	111086491078	111077747869	111087202495	111076984625	111082265927	111086954825	111087037963	111078794132
111079804764	111053801314	111044695618	111079977664	111081421032	111083746180	111067786557	111064412921	111083897963	111085236254	111085415657	111082168671	111086491168	111077748129	111087202653	111077034127	111082282331	111086954847	111087038032	111078811020
111079862713	111053745489	111044612763	111079963209	111081435969	111083760366	111067801218	111064455760	111083898021	111085236355	111085416029	111082168693	111086491315	111077660166	111087202664	111077051991	111082282803	111086954869	111087038087	111078860259
111079863152	111053803079	111048382165	111079883884	111081344249	111083760399	111067846228	111064442092	111083868691	111085236366	111085416221	111082168727	111086491348	111077676242	111087202822	111077052150	111082282881	111086954870	111087051723	111078861384
111079863185	111053732542	111048447493	111079916252	111081375399	111083760793	111067786849	111064384053	111083883463	111085251554	111085416580	111082168828	111086491438	111077693544	111087203216	111076986470	111082300972	111086968987	111087051789	111078811907
111079863253	111053747582	111066814020	111079978474	111081405663	111083760883	111067786962	111064443509	111083855473	111085251857	111085447843	111082202535	111086491922	111077711130	111087203227	111077018242	111082352395	111086969472	111087052601	111078828400
111079847749	111053702022	111066785500	111079947829	111081406136	111083669656	111067859952	111064370115	111083855518	111085158998	111085448350	111082218228	111086506390	111077731222	111087203272	111077018589	111082352496	111086969483	111087052645	111078892197
111079848874	111085188092	111066800036	111079948190	111081406147	111083669713	111067802534	111064385155	111083855631	111085159382	111085462828	111082218307	111086506637	111077781979	111087217941	111077034970	111082335251	111086969887	111087066404	111078877853
111079776560	111085203764	111066800553	111079869507	111081406215	111083669814	111067861012	111064415575	111083899190	111085190220	111085462895	111082218947	111086506749	111077782082	111087218313	111077003538	111082335778	111086969900	111087066415	111078877976
111079790566	111085218557	111066738182	111079931260	111022737600	111083669960	111067789202	111064457492	111083899213	111085206442	111085463335	111082118519	111086506952	111077748208	111087218335	111077019131	111082335789	111087012753	111087066730	111078813516
111079790825	111085218625	111066770605	111079931530	111047041852	111083670793	111067804390	111064457728	111083899392	111085206778	111085463379	111082118575	111086507021	111077731862	111087232139	111077019399	111082335947	111087013215	111087066853	111078813673
111079806115	111085218692	111066770762	111079931855	111047010274	111083685362	111067834854	111064430033	111083899550	111085206846	111085479556	111082136788	111086408100	111077782475	111087232162	111077035500	111082235520	111087013237	111087067056	111078813684
111079806182	111085234476	111066704871	111079932069	111047026518	111083686048	111067874229	111064355747	111083869928	111085221753	111085526683	111082137082	111086408199	111077678075	111087232308	111077053195	111082251124	111087013293	111087067078	111078893031
111079806205	111085234566	111066720992	111079979026	111047060370	111083686059	111067848488	111064445310	111083869951	111085237390	111085511610	111082153439	111086408290	111077713693	111087232331	111077053689	111082251168	111087013338	111087067089	111078893255
111079818680	111051330432	111066772001	111079949630	111034731719	111083699266	111067804525	111064372195	111083869962	111085237435	111085511799	111082153541	111086408324	111077783566	111087232375	111077089497	111082266108	111087013697	111087067124	111078878102
111079864311	111051315783	111066787254	111079965425	111034721145	111083700337	111067862035	111064373275	111083883889	111085237772	111085511801	111082170089	111086408447	111077784006	111087247821	111076973061	111082266276	111087013844	111087082828	111078878225
111079849112	111051270626	111066787759	111079869877	111034733700	111083700494	111067862394	111064401930	111083883968	111085237873	111085511823	111082186592	111086409088	111077784073	111087247977	111076987279	111082283646	111086985278	111087083010	111078878427
111079849314	111051271896	111066787793	111079884751	111034723349	111083700641	111067790945	111064359640	111083884363	111085252948	111085416692	111082203132	111086409156	111077750919	111087248204	111077004067	111082284603	111086985346	111087083032	111078878438
111079763612	111051272134	111066706255	111079884762	111034711908	111083713858	111067805784	111064373938	111083884699	111085253118	111085417413	111082219106	111086426470	111077751178	111087248237	111077037489	111082301669	111086985447	111087083054	111078779461
111079763724	111051306121	111066739789	111079886539	111034712011	111083713881	111067836272	111064418961	111083808415	111085266516	111085417626	111082219151	111086426559	111077767939	111087262941	111077005103	111082353789	111086985504	111087083166	111078797517
111079763870	111051370650	111066772753	111079900503	111034738851	111083713904	111067836485	111064389799	111083808729	111085267427	111085417693	111082137992	111086426582	111077768873	111087263188	111077021358	111082354140	111086985537	111087083223	111078798260
111079778067	111051371910	111066722848	111079900536	111052744331	111083714309	111067821962	111080511187	111083855934	111085159876	111085432487	111082154351	111086442434	111077662966	111087263212	111077055377	111082319006	111086985560	111087098342	111078813774
111079791860	111051278871	111066740871	111079932081	111052758730	111083729989	111067863823	111080511200	111083899831	111085159944	111085432645	111082170922	111086442490	111077663428	111087263313	111077056356	111082336476	111087000109	111087098993	111078814517
111079806991	111051358308	111066756722	111079932610	111052789723	111083730048	111067792598	111080526925	111083900148	111085159977	111085432814	111082204144	111086443716	111077678952	111087263324	111077072455	111082336702	111087000121	111087099253	111078831426
111079819692	111051327304	111066802612	111079932643	111052820099	111083761604	111067837778	111080542563	111083870728	111085175368	111085432825	111082104637	111086458026	111077679313	111087263335	111077091838	111082236701	111087000143	111087099309	111078847399
111073307924	111051362066	111066773237	111079966224	111052835398	111083761907	111067837846	111080592782	111083794149	111085175784	111085432870	111082104895	111086458138	111077679582	111087263368	111077092053	111082267727	111087000424	111087147707	111078847580
111073245835	111038627470	111066707458	111079966426	111026621617	111083671390	111067838094	111080593413	111083809720	111085191737	111085432881	111082120758	111086458150	111077679706	111087263650	111077022753	111082284692	111087000558	111087147853	111078847883
111073245879	111038694744	111066758274	111079919615	111035507654	111083671637	111067808316	111080594098	111083809753	111085191838	111085448787	111082122277	111086458341	111077697199	111087156145	111077038604	111082284917	111087000772	111087117120	111078893514
111073262823	111038578059	111066804074	111079933015	111035479449	111083686598	111067853350	111080560091	111083825087	111085191894	111085448866	111082155116	111086458510	111077714098	111087156505	111077038615	111082285255	111087000817	111087117153	111078863375
111073278820	111076063869	111066774362	111079933071	111035442146	111083701192	111067778200	111080560530	111083841186	111085207128	111085479916	111082155262	111086458644	111077733831	111087156527	111077039155	111082301951	111086908228	111087117197	111078863386
111073323562	111076097529	111066693621	111079966606	111035544598	111083715502	111067808945	111080480104	111083841322	111085207218	111085480053	111082171743	111086474800	111077784624	111087156549	111077057571	111082301962	111086908239	111087117311	111078879046
111073293760	111076147738	111066758870	111079872769	111035533327	111083715692	111067879189	111080480115	111083856351	111085207241	111085480367	111082188190	111086474855	111077664104	111087157056	111077057649	111082302806	111086908879	111087117344	111078799227
111073202995	111076164603	111066775374	111079902842	111070072458	111083730598	111067840109	111080512021	111083857318	111085208196	111085480435	111082205077	111086475654	111077680528	111087172716	111077057807	111082302817	111086909005	111087117401	111078815024
111073219982	111076164625	111066775408	111079920000	111070072672	111083731308	111067781710	111080512278	111083857442	111085222585	111085527459	111082220748	111086475733	111077716438	111087172817	111077073939	111082303605	111086909117	111087117412	111078832562
111073235317	111076164704	111066727584	111079933992	111069957043	111083777915	111067811163	111080528196	111083900485	111085223700	111085527460	111082220771	111086475889	111077753787	111087172907	111076991500	111082355051	111086924439	111087132239	111078833013
111073264319	111076081241	111066727696	111079934162	111069990668	111083778354	111067827654	111080528253	111083901217	111085253488	111085496690	111082222043	111086475991	111077769795	111087172941	111077023046	111082320165	111086924608	111087132262	111056057028
111073308521	111076081960	111066805389	111079952409	111070023544	111083778365	111067797289	111080528321	111083872292	111085267742	111085497578	111082104985	111086523052	111077699045	111087173481	111077023136	111082320525	111086924732	111087132408	111056080620
111073309768	111076098362	111066776746	111079952500	111070041869	111083747833	111067881238	111080543395	111083885599	111085267843	111085513522	111082122862	111086523502	111077699102	111087173908	111077040708	111082320536	111086939749	111087132532	111056096436
111073220423	111076098520	111066710924	111079873535	111070042220	111083762076	111067856229	111080576278	111083886163	111085267854	111085513678	111082122895	111086491966	111077699663	111087187699	111077058033	111082337679	111086939817	111087132879	111056081924
111073310221	111076131988	111066729485	111079888171	111070057563	111083762111	111067783666	111080576807	111083794554	111085268383	111085513690	111082122996	111086492035	111077736092	111087187879	111077058167	111082237847	111086940279	111087133016	111056064408
111073310243	111076132620	111066761223	111079934702	111069958741	111083762155	111067798314	111080496066	111083794868	111085268451	111085417794	111082139804	111086492079	111077787548	111087187914	111077075155	111082252686	111086955679	111087038188	111056003580
111073296314	111076149033	111066792407	111079983469	111070007658	111083762391	111067812636	111080528635	111083810339	111085160171	111085417930	111082139859	111086492338	111077787694	111087188005	111076992321	111082252765	111086955714	111087038313	111056037194
111073205088	111076065872	111066746002	111079983751	111070007715	111083671794	111067784342	111080545083	111083810621	111085160788	111085417974	111082139860	111086492383	111077754799	111087188612	111077007554	111082268111	111086955758	111087038492	111056103378
111073205325	111076098823	111066746383	111079952780	111069944601	111083686936	111067784656	111088095485	111083810711	111085161194	111085418267	111082156836	111086492451	111077682115	111087188634	111077024867	111082268324	111086955770	111087038694	111056008002
111073236576	111076115126	111066761874	111079953039	111069976448	111083687072	111067882879	111088050925	111083826099	111085161273	111085418289	111082172115	111086507335	111077682272	111087188645	111077025161	111082268425	111086955848	111087052937	111056072801
111073266210	111076115496	111066730960	111079953141	111069992918	111083687296	111067830434	111088007400	111083826112	111085175997	111085433691	111082172227	111086507380	111077719633	111087203542	111077041169	111082268458	111086955905	111087053130	111046200948
111073310670	111076133586	111066794645	111079953275	111069993795	111083687409	111067844428	111088011214	111083841580	111085176369	111085433815	111082172250	111086507571	111077755756	111087203621	111077094437	111082270035	111086955972	111087053253	111046280070
111073311042	111076182030	111066780796	111079874042	111070010023	111083716075	111061482239	111088026704	111083858555	111085176965	111085434052	111082189472	111086507582	111077756016	111087203799	111077094718	111082286324	111086955994	111087053275	111046266096
111073282375	111076150383	111066780853	111079874064	111070044929	111083731858	111061426529	111088042465	111083901802	111085192941	111085434838	111082205381	111086507638	111077684476	111087203801	111076976693	111082320806	111086956085	111087067630	111046203660
111073297304	111076166155	111066780886	111079889307	111069962353	111083732118	111061454384	111088043916	111083902241	111085208590	111085450061	111082206506	111086507649	111077684825	111087203867	111076977739	111082320851	111086956108	111087067641	111078212564
111073205875	111076066907	111066734111	111079921607	111069962511	111083778893	111061469649	111088045345	111083872720	111085208949	111085450173	111082206595	111086507908	111077789427	111087203946	111076977829	111082321032	111086970058	111087067708	111078092087
111073223763	111076083715	111066781685	111079935950	111070060972	111083748519	111061469908	111088016758	111083873013	111085208994	111085450285	111082222627	111086508000	111077756667	111087203991	111076992815	111082338029	111086970159	111087067731	111078093853
111073237645	111076083737	111066735921	111079984853	111069979171	111083748766	111061510635	111088016826	111083873136	111085224217	111085466046	111082222739	111086409325	111077685062	111087218470	111077041574	111082339187	111086970216	111087067753	111078111124
111073237746	111076116699	111066735987	111079954344	111069995731	111083748801	111061413749	111088032475	111083886679	111085224408	111085481638	111082106538	111086409370	111077702231	111087218582	111077041877	111082239276	111086970362	111087067922	111078127019
111073311828	111076116802	111066736034	111079970274	111070012430	111083763044	111061456342	111088047055	111083886725	111085224464	111085528124	111082123335	111086409392	111077721670	111087218650	111077060610	111082239333	111086970384	111087083571	111078179926
111073311930	111076134576	111066736326	111079874873	111070012799	111083763123	111061400138	111088093483	111083886747	111085238942	111085528696	111082141379	111086409482	111077790755	111087219088	111077095179	111082287123	111086970430	111087083605	111078198613
111073298675	111076183749	111066751705	111079875076	111070047089	111083672863	111061400262	111058638687	111083795274	111085253826	111085528753	111082157400	111086409527	111077669233	111087219134	111077095517	111082287291	111087013967	111087084651	111078213510

SCH-A-15

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111073224304	111076183772	111066751996	111079891478	111069963725	111083673347	111061414559	111058563347	111083795319	111085253972	111085498344	111082173914	111086409549	111077669323	111087232926	111076978606	111082304538	111087014227	111087084662	111078094629
111073250820	111076184009	111066768679	111079892200	111069996136	111083687724	111061428318	111058614692	111083811251	111085254074	111085498614	111082190553	111086409640	111077686434	111087233073	111076993591	111082357299	111087014395	111087084785	111078111988
111073252316	111076150844	111066799257	111079905520	111070029179	111083703048	111061457208	111058583541	111083811307	111085254210	111085498625	111082190676	111086409707	111077686524	111087233174	111077026498	111082357390	111087014485	111087084796	111078146122
111073252338	111076151216	111066769120	111079906149	111070048787	111083716895	111061472812	111058603779	111083811408	111085254221	111085514084	111082206719	111086409796	111077686614	111087233466	111077061082	111082321504	111087014597	111087099499	111078146874
111073252495	111076184470	111049708102	111079936692	111070062503	111083717346	111061401577	111058617505	111083826550	111085254355	111085514174	111082207619	111086427404	111077703782	111087233680	111077061431	111082340279	111086985762	111087099578	111078165077
111073313099	111076184795	111049743370	111079936737	111070062985	111083717469	111061443685	111058619147	111083826662	111085254423	111085514253	111082107315	111086427426	111077723784	111087248888	111077078619	111082239412	111086985818	111087099691	111078165134
111073313280	111076151834	111049708898	111079936793	111070063065	111083717526	111061444282	111058635303	111083826820	111085268732	111085514321	111082124178	111086427459	111077723795	111087249047	111077096057	111082239614	111086985841	111087100469	111078182863
111071691445	111076119467	111049743987	111079985157	111069982535	111083733210	111061430186	111058541961	111083842884	111085268899	111085418571	111082141841	111086427808	111077741425	111087249137	111077097069	111082239704	111086985874	111087100470	111078198871
111071691579	111076136040	111049762753	111079970500	111070014926	111083733221	111061458816	111055847967	111083842952	111085161925	111085419886	111082157826	111086428269	111077790878	111087263739	111076979236	111082254688	111086986000	111087100515	111078199018
111071706442	111076185369	111049712512	111079892480	111070064370	111083779535	111061474139	111055805297	111083858814	111085177382	111085434939	111082158399	111086428371	111077775994	111087263762	111077010727	111082255016	111086986088	111087100560	111078077024
111071706509	111076169990	111049713096	111079892907	111070064774	111083779737	111061403759	111055848519	111083902465	111085177528	111085435312	111082158513	111086444201	111077724415	111087263795	111077044230	111082255094	111086986606	111087100605	111078113227
111071629525	111076087539	111049802488	111079906824	111069949808	111083779906	111061501679	111055775833	111083902487	111085193267	111085451310	111082174566	111086444324	111077741694	111087263807	111077061532	111082287808	111087000918	111087100650	111078147583
111071677966	111076087629	111049750413	111079907094	111070015927	111083779984	111061501848	111055851007	111083902746	111085193425	111085466417	111082191385	111086444368	111077742088	111087263841	111077061587	111082305797	111087000941	111075391064	111078096575
111071721731	111076120391	111049736237	111079923104	111070033499	111083764719	111061502849	111055851490	111083874025	111085193515	111085466899	111082207901	111086444436	111077792836	111087263931	111077062825	111082305809	111087000963	111075391413	111078201337
111071691973	111076137782	111049771810	111079923160	111070050308	111083674157	111061490496	111055824692	111083887827	111085209445	111085482123	111082224562	111086444526	111077759389	111087264022	111077062847	111082357581	111087000996	111075329391	111078201764
111071692693	111071564589	111049791698	111079937042	111069967000	111083674326	111061462349	111055780244	111083887917	111085224880	111085482381	111082225158	111086444672	111077776692	111087264055	111077062993	111082358324	111087001122	111075344680	111078078812
111071596999	111071579439	111049723211	111079937244	111069967268	111083674348	111061504997	111055811643	111083796411	111085225511	111039858006	111082176096	111086459241	111077671012	111087264875	111077080690	111082358391	111087001144	111075359743	111078097116
111071645624	111071579945	111078567220	111079877001	111069967392	111083688635	111061491970	111056581491	111083796770	111085239471	111039808359	111082192487	111086459252	111077671034	111087157180	111076980137	111082240290	111087001201	111075360239	111078167563
111071661497	111071580116	111078602220	111079908477	111069983705	111083688679	111061420905	111056491277	111083797096	111085239527	111039869604	111082192533	111086459296	111077688302	111087157438	111077012785	111082240975	111087001267	111075423723	111078185664
111071706925	111071504549	111078534482	111079908589	111069999847	111083688714	111061421243	111056537920	111083827865	111085239538	111053019551	111082192780	111086459623	111077742819	111087157450	111077063703	111082255612	111087001290	111075297081	111078202226
111071678619	111071504763	111078534932	111079908927	111070034388	111083689142	111061435192	111056477800	111083844471	111085239921	111053021431	111082209150	111086459735	111077794322	111087157472	111077064344	111082272341	111087001436	111075408423	111078202383
111071693133	111071595314	111078551166	111079923890	111070034513	111083703802	111061450559	111056539360	111083903095	111085240169	111053022016	111082209161	111086476273	111077760785	111087157506	111076980711	111082289620	111087001526	111075408872	111078098667
111071631001	111071596438	111078551234	111079923902	111069952363	111083717863	111061463665	111056568632	111083903365	111085255187	111053081099	111082209183	111086477027	111077776782	111087157528	111077029514	111082306787	111087001571	111075377057	111078133689
111071631674	111071474837	111078568670	111079937671	111069968157	111083718077	111061493365	111056584786	111083874632	111085255222	111053069028	111082209431	111086477285	111077672417	111087157742	111077064502	111082359662	111086909397	111075377080	111078150521
111071646029	111071475142	111078621254	111079987070	111069985505	111083733524	111061422435	111056539607	111083888446	111085255288	111052983707	111082225653	111086523872	111077761898	111087157764	111077064535	111082323595	111086909487	111075362208	111078168610
111071662364	111071489990	111078505570	111079957347	111070001449	111083733692	111061465184	111056510684	111083889212	111085255424	111053011902	111082109586	111086523906	111077672956	111087173986	111077082625	111082324271	111086909948	111075410347	111078168788
111071694112	111071490329	111078505660	111079957415	111070001461	111083733917	111061465386	111056497598	111083797939	111085269373	111053086162	111082126057	111086523939	111077690608	111087174055	111077083008	111082341326	111086910029	111075394562	111078202912
111071633384	111071521638	111078505806	111079877764	111070001696	111083734053	111061438285	111056528122	111083813286	111085269496	111053071953	111082143393	111086523951	111077727520	111087174178	111077083277	111082342518	111086924989	111075298655	111078203722
111071711347	111071581465	111078536495	111079877786	111070067351	111083780885	111061451987	111056528380	111083813916	111085269687	111053043378	111082143663	111086524198	111040411351	111087174257	111077100749	111082342574	111086925159	111075315004	111078081861
111071600052	111071506574	111078536541	111079894572	111070036986	111083780919	111061465982	111056558978	111083829339	111085270331	111053087635	111082143753	111086524200	111040432185	111087174459	111077100750	111082241303	111086925520	111075410730	111078117287
111071617263	111071521728	111078569042	111079894842	111069969978	111083781112	111061507798	111056499152	111083829463	111085162128	111052988353	111082160538	111086524312	111040435234	111087189017	111077100884	111082241954	111086925531	111075379688	111078134208
111071666469	111071581566	111078621883	111079909344	111070019268	111083751018	111061452416	111056531890	111083844998	111085162230	111053090370	111082160774	111086492664	111040420520	111087189062	111077046940	111082257388	111086940336	111075380679	111078134725
111071697474	111071552238	111078622806	111079924936	111070053132	111083765035	111061482093	111056517636	111083845315	111085178125	111053436970	111082176210	111086493092	111040386161	111087189084	111077066425	111082257478	111086941292	111075395776	111078186980
111071619355	111071568202	111078587222	111079939943	111070004655	111083765204	111061425258	111056548113	111083861469	111085178136	111053362260	111082192904	111086493676	111043135571	111087189163	111077015801	111082257704	111086941348	111075299858	111078204600
111071649909	111071477638	111078587446	111079940068	111070054199	111083674539	111061439286	111056563367	111083904175	111085178507	111053333224	111082193017	111086493823	111043138675	111087189343	111077067886	111082273432	111086941450	111075299881	111078082929
111071712966	111071492095	111078587604	111079940192	111070054223	111083689412	111061453888	111052947572	111083904209	111085178518	111053348938	111082193040	111086508044	111062563139	111087189354	111077085000	111082273690	111086941506	111075333071	111078118187
111071712999	111071537848	111078605098	111079940226	111069972646	111083704971	111084107711	111052862039	111083904524	111085194404	111053363553	111082193714	111086508785	111062474040	111087189534	111077085268	111082289811	111086941685	111075348291	111078170792
111071620559	111071582242	111078505884	111079987654	111069972860	111083719045	111084151855	111052876146	111083875644	111085194460	111053409767	111082193927	111086508819	111062579114	111087204385	111077085437	111082307957	111086941719	111075348662	111078102315
111071636310	111071583445	111078506335	111079958809	111070006523	111083719146	111084152340	111052963851	111083889616	111085209984	111053337802	111082209745	111086508897	111062460966	111087204420	111077103067	111082360620	111086956221	111075348695	111078118772
111071651632	111071583681	111078521567	111079958966	111046888142	111083751670	111084152373	111052906533	111083890089	111085210032	111053385366	111082209813	111086509258	111062475029	111087204622	111077049527	111082343755	111086956254	111075348718	111078171502
111071652587	111071554027	111078521994	111079973547	111046876015	111083751681	111084122246	111052935311	111083890225	111085210863	111053343180	111082226632	111086410057	111062488876	111087219459	111077068528	111082242450	111086956265	111075411113	111078172020
111071668461	111071568886	111078553629	111079878844	111046909168	111083751748	111084137556	111052937302	111083798356	111085225847	111053401219	111082126990	111086410169	111062519163	111087219752	111077086102	111082257759	111086956287	111075380950	111078137199
111071684537	111071508105	111078623717	111079895247	111046861862	111083751928	111084047871	111052909198	111083799380	111085240743	111053403671	111082127216	111086410316	111062536072	111087220226	111055409882	111082258367	111086956591	111075395967	111078137245
111071684571	111071569203	111078538532	111079910863	111040239562	111083752097	111084062700	111052954390	111083815064	111085255929	111053390687	111082127508	111086410338	111062475883	111087220293	111055501267	111082273915	111086956647	111075349528	111078137526
111071621640	111071569607	111078538554	111079940631	111040167281	111083766924	111084062766	111052867630	111083815200	111085256065	111039300008	111082144350	111086410349	111062551585	111087233736	111055398474	111082274039	111086956906	111075412664	111078156000
111071637287	111071570317	111078539285	111079940754	111040224140	111083675417	111084063183	111052897857	111083830689	111085256481	111039400582	111082144440	111086410383	111062476266	111087233770	111055398643	111082274444	111086970610	111075382008	111078172660
111071652936	111071478684	111078573126	111079988554	111040167977	111083675709	111084093298	111052970477	111083845865	111085270746	111073002870	111082177200	111086410439	111062566895	111087233826	111055458516	111082308408	111086970733	111075301818	111078173144
111071668674	111071478729	111075245185	111079988598	111040267125	111083690571	111084093300	111052884134	111083845922	111085271039	111073032884	111082178133	111086410653	111062537691	111087234298	111055488889	111082361700	111086970823	111075318614	111078173267
111071714104	111071554982	111075245208	111079988835	111040228458	111083690672	111084137578	111052912899	111083845966	111085178710	111073063226	111082193949	111086428438	111062463385	111087234355	111055429109	111082361889	111086971318	111075351633	111078190176
111071685202	111071555040	111075245275	111079959002	111040288140	111083705343	111084137703	111052913238	111083846169	111085178732	111072973270	111082194805	111086428573	111062478493	111087234434	111055430808	111082326408	111086971408	111075382671	111078174594
111071699814	111071555501	111075294853	111079959181	111040219975	111083705668	111084137815	111052927064	111083861739	111085179159	111073004232	111082211276	111086428630	111054595438	111087234502	111055459764	111082343946	111087014687	111075383009	111078191346
111071700446	111071480047	111075260520	111079959361	111034570945	111083736426	111084138018	111052974325	111083862044	111085179441	111073018620	111082112030	111086428809	111054512831	111087249351	111055504990	111082243080	111087014700	111075397802	111078087979
111071622416	111071525351	111075195550	111079879553	111073893496	111083782540	111084138074	111052944681	111083904872	111085179744	111073020229	111082112175	111086429787	111054486864	111087249474	111055476033	111082243338	111087014867	111075335512	111078105408
111071622450	111071541067	111075195583	111079896125	111073831049	111083782753	111084138164	111052887553	111083905233	111085196563	111073034279	111082112243	111086444717	111054583446	111087249542	111055418028	111082258682	111086986820	111075352353	111078121811
111071623259	111071541427	111075281275	111079927423	111073831195	111083782832	111084138175	111052945660	111083890720	111085211268	111073048522	111082162226	111086444829	111054486976	111087249586	111055433676	111082258862	111086986853	111075367225	111078121956
111071638963	111071586662	111075263758	111043719940	111073846281	111083752750	111084152722	111083283771	111083890865	111085211471	111073064250	111082178953	111086444852	111054488181	111087265281	111055405653	111082259043	111086987146	111075384189	111078122003
111071701841	111071586909	111075165388	111043758178	111073861862	111083767486	111084152812	111083284233	111083890911	111085211572	111072959083	111082195817	111086444863	111054502289	111087265573	111055436398	111082275254	111086987157	111075398948	111078122104
111071639335	111071556894	111075180903	111043745398	111073862065	111083768072	111084153543	111083174433	111083799515	111085211583	111072960243	111082212659	111086444885	111054504135	111087158226	111055437692	111082275625	111086987214	111075399590	111078157461
111071639447	111071572588	111075230145	111043731630	111073862133	111083676621	111084123517	111083189743	111083800170	111085227029	111073064609	111082228487	111086444896	111054545624	111087158350	111055481567	111082293108	111086987225	111075399860	111078158271

SCH-A-16

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111071655535	111071497371	111075230291	111087275899	111073877218	111083676643	111084032303	111083190307	111083800226	111085227265	111073064980	111082229309	111086445077	111054505709	111087158776	111044407181	111082309522	111086987348	111075304574	111078175753
111071687349	111071497719	111075281488	111087276126	111073877410	111083676698	111084032516	111083190330	111083815536	111085227322	111072960524	111082112478	111086459870	111054561059	111087175012	111044458378	111082309566	111087001582	111075319671	111078192471
111071702875	111071527296	111075281905	111087276193	111073877533	111083690784	111084032628	111083190408	111083815671	111085241520	111072975104	111082147331	111086460322	111054493615	111087175135	111044367838	111082362576	111087001773	111075319727	111078208356
111071608768	111071527487	111075281916	111087276351	111073894262	111083691594	111084048119	111083223865	111083815862	111085271365	111072975283	111082162967	111086460478	111054592424	111087175180	111044453384	111082362723	111087001896	111075320280	111078088554
111071625059	111071542541	111075198913	111087276362	111073894598	111083706197	111084048478	111083238074	111083830735	111085272175	111073005390	111082163014	111086460625	111054523844	111087175203	111044353686	111082362789	111087001986	111075352836	111078123318
111050029111	111071557974	111075214136	111087291123	111073894969	111083706300	111084063903	111083238119	111083830892	111085164298	111073050312	111082163025	111086477432	111055119475	111087175236	111044455577	111082363162	111086910254	111075352869	111078141622
111050045603	111071573433	111075247468	111087291156	111073910193	111083720632	111084064061	111083238298	111083831062	111085211774	111072961008	111082163597	111086478152	111055133381	111087189602	111069649894	111082363588	111086910580	111075352870	111078159553
111050047649	111071482555	111075167368	111087291381	111073910205	111083720733	111084078673	111083238412	111083831208	111085211910	111073006560	111082163924	111086524693	111055123357	111087189624	111069694467	111082327061	111086910603	111075367595	111078194642
111050002000	111071498282	111075199116	111087291864	111073831814	111083720766	111084078864	111083238580	111083831219	111085212012	111073022489	111082179628	111086524761	111055152966	111087189938	111069585534	111082327184	111086910625	111075414903	111078209289
111050017422	111071498406	111075199161	111087291965	111073847013	111083736505	111084079225	111083238669	111083846417	111085212089	111073036934	111082212895	111086525043	111055069996	111087190413	111069600734	111082345915	111086910636	111075416455	111078107130
111050067607	111071528578	111075199475	111087292135	111073863358	111083737304	111084094121	111083238759	111083846642	111085228053	111073066689	111082130502	111086525188	111055085556	111087205881	111069617136	111082244597	111086910838	111075385809	111078124274
111050084808	111071589159	111075214620	111087276586	111073863459	111043247665	111084094200	111083253970	111083863214	111085242565	111073066904	111082147847	111086493980	111055155891	111087220406	111069694591	111082245048	111086910883	111075304901	111078177182
111049972880	111071559639	111075214697	111087276597	111073878196	111043308775	111084139154	111083254117	111061397357	111085242745	111072976846	111082164644	111086494060	111055086513	111087220439	111069601342	111082245059	111086910951	111075320617	111078195104
111050022787	111071574131	111075215306	111087277374	111073910553	111043216863	111084108060	111083254296	111061309574	111085242756	111072976969	111082164947	111086494071	111055145429	111087220552	111069618508	111082259953	111086925856	111075337154	111078210269
111050054704	111071514023	111075247761	111087292292	111073816918	111073631193	111084108330	111083254331	111061352370	111085257729	111072992372	111082164981	111086494082	111055116405	111087220574	111069651741	111082260416	111086926172	111075353297	111078090254
111050090782	111071544172	111075248582	111087292359	111073878635	111073693764	111084108835	111083254342	111061354608	111085272254	111073007213	111082180822	111086494150	111055147577	111087220596	111069667399	111082260427	111086926217	111075368114	111078090535
111076153768	111071484399	111075231966	111087293484	111073878725	111073678138	111084123922	111083254500	111061385219	111085165727	111073023244	111082213964	111086494251	111055089875	111087220686	111069571966	111082293366	111086926307	111075368372	111078108782
111076153814	111071499698	111075285123	111087293596	111073925357	111073600740	111084124091	111083270159	111061283610	111085165895	111073037520	111082230974	111086494374	111055148837	111087220877	111069572888	111082293726	111086926374	111075386642	111078109064
111076154039	111071514955	111075249448	111087293631	111073896129	111073615623	111084124170	111083270283	111061298032	111085180713	111072993463	111082231313	111086509674	111060224311	111087234603	111069587312	111082293928	111086926385	111075306600	111078124678
111076170958	111071529872	111075266795	111087309550	111073819113	111073615735	111084124271	111083270496	111061298548	111085198015	111072993496	111082231380	111086509696	111060225480	111087234670	111069587750	111082310232	111086926464	111075321618	111078125028
111076104135	111071590870	111075168516	111087277655	111073833625	111073615746	111084124484	111083284862	111061311612	111085198060	111073038273	111082114986	111086509719	111060155213	111087234759	111069636609	111082363768	111086941933	111075321641	111078161332
111076155018	111071575873	111075201008	111087277666	111073865170	111073679049	111084033416	111083284985	111061326494	111085198150	111073053595	111082115279	111086510632	111060168565	111087234939	111069636766	111082363937	111086942024	111075369856	111078196813
111076056669	111071485794	111075233643	111087277701	111073879748	111073679555	111084048737	111083175681	111061354888	111085213215	111073069200	111082148916	111086411058	111060183304	111087234984	111069683140	111082346501	111086942147	111075386833	111078091851
111076089788	111071500062	111075250215	111087278735	111073880289	111073586899	111084049143	111083191050	111061370077	111085228626	111072979131	111082149917	111086411160	111060170467	111087235008	111069652359	111082246252	111086957288	111075386945	111078110066
111076171825	111071516137	111075250428	111087278915	111073926482	111073616477	111084064139	111083191410	111061342111	111085228705	111072994127	111082181272	111086411283	111060170579	111087235064	111069668356	111082260933	111086957413	111075402012	111078162748
111076171937	111071530414	111075250451	111087293653	111073849868	111073632194	111084064599	111083191623	111061371584	111085229010	111073009260	111082181744	111086411384	111060214499	111087250139	111069588683	111082261394	111086957457	111075402270	111078197319
111076139920	111071530616	111075250631	111087293686	111073880795	111073632352	111084065354	111083208420	111061286578	111085243151	111073053944	111082215203	111086411430	111060185137	111087250151	111069588942	111082277166	111086957479	111075307465	111067085762
111076057020	111071546556	111075267820	111087293709	111073927483	111073647998	111084079494	111083239008	111061300137	111085243375	111073070066	111082215247	111086411441	111060142365	111087250836	111069653338	111082294828	111086957558	111075307487	111067116622
111076057233	111071546747	111075169966	111087293787	111073897546	111073694798	111084080137	111083239097	111061328878	111085258764	111072964540	111082215270	111086411463	111060215120	111087250881	111069653372	111082294873	111086957581	111075355097	111067163523
111076106205	111071592085	111075201705	111087293800	111073913220	111073694866	111084094323	111083239402	111061328913	111085259035	111072979197	111056136385	111086411799	111060200078	111087250904	111069654182	111082311233	111086957615	111075355323	111067179384
111076173108	111071576829	111075201996	111087293811	111073836044	111073663817	111084095021	111083239716	111061301857	111085259046	111073040737	111056137870	111086412037	111060172740	111087250915	111069669403	111082365366	111086957772	111075355367	111067102267
111076140843	111071577561	111075203347	111087294014	111073851175	111073618154	111084108914	111083255747	111061329116	111085272940	111073070730	111056182409	111086412059	111060186745	111087251040	111069574172	111082329467	111086971611	111075418200	111067149145
111076156693	111071485862	111075203572	111087279040	111073851265	111073618323	111084110085	111083270957	111061373687	111085274076	111072980470	111056216665	111086412071	111060187027	111087265753	111069622424	111082329681	111086971778	111075388341	111067164298
111076058807	111071486447	111075218624	111087279297	111073927742	111073632510	111084049884	111083271363	111061344539	111085166234	111072995634	111056184355	111086429901	111060173561	111087266024	111069683937	111082330021	111086971813	111075388363	111067058605
111076107532	111071593198	111075218736	111087279422	111073928293	111073665280	111084049985	111083271419	111061345327	111085166649	111072996040	111056201197	111086429967	111060128954	111087266079	111069669975	111082330548	111086971835	111075388868	111067087944
111076173805	111071562699	111075235892	111087279488	111073898479	111073665437	111084050123	111083271521	111061360234	111085166807	111073011858	111056146106	111086429989	111060217199	111087266439	111069575319	111082347489	111086971879	111075403406	111067088451
111076174064	111071562891	111075236118	111087279501	111073899212	111073618390	111084050572	111083160629	111061302779	111085182467	111073012332	111056222987	111086430004	111060130632	111087159283	111069590507	111082347513	111086971880	111075308769	111067150899
111076174288	111071563308	111075287406	111087294520	111073836392	111073618941	111084066120	111083160696	111061302881	111085182502	111073026326	111056177087	111086430149	111060161232	111087159395	111069639310	111082278000	111086971925	111075323946	111067073927
111076093334	111071578034	111075287439	111087294597	111073851917	111073649350	111084080766	111083160900	111061331726	111085182557	111073041424	111056165129	111086430295	111060161243	111087159878	111069685197	111082278066	111086971970	111075324206	111067104494
111076108342	111071487055	111075270385	111087295251	111073851940	111062012307	111084081037	111083160911	111061290269	111085198701	111073071135	111056179652	111086430341	111060131802	111087160285	111069575858	111082278268	111086972016	111075324262	111067104988
111076143172	111071487325	111075270408	111087279680	111073853111	111062057058	111084081060	111083176244	111061392981	111085199184	111072966755	111032433985	111086430374	111060161670	111087160296	111069592138	111082296000	111087016195	111075419672	111067151429
111076158370	111071548019	111075204191	111087280200	111073853122	111061998994	111084095931	111083192523	111061332727	111085213439	111072981910	111068953756	111086430420	111060161692	111087175584	111069605751	111082296055	111086987539	111075419728	111067106441
111076094504	111071488045	111075220144	111087280312	111073868184	111062043323	111084140202	111083210298	111061363620	111085229256	111072981987	111068864634	111086445415	111060190964	111087175685	111069606437	111082296213	111086987573	111075419863	111067152172
111076109578	111029627188	111075220650	111087295699	111073882742	111062014264	111084140897	111083240303	111061320678	111085229672	111072997311	111068878099	111086445448	111060191044	111087176417	111069623740	111082312706	111086987595	111075388992	111067167044
111076143307	111049258472	111075220672	111087295712	111073928899	111062030510	111084110591	111083240662	111061350479	111085229717	111073012602	111068926442	111086445460	111060116524	111087176473	111069625225	111082330896	111086987607	111075308961	111067167707
111076076469	111049277271	111075221257	111087295790	111073928945	111062000764	111084110760	111083256490	111061322322	111085229818	111073027664	111068836329	111086445482	111060163076	111087176563	111069640097	111082349043	111086988192	111075326118	111067075918
111076095291	111049161396	111075288632	111087295880	111073853706	111062030981	111084110805	111083272690	111061351908	111085229896	111073042368	111068836408	111086446258	111060177486	111087176619	111069656151	111082279012	111086988372	111075340990	111067137366
111076109950	111036122906	111075253410	111087280514	111073853762	111062060276	111084127005	111083177076	111061382261	111085244039	111072967532	111068851865	111086446382	111060149261	111087176631	111069577591	111082279045	111086988417	111075357000	111067168797
111076110525	111063510211	111075253612	111087280660	111073883462	111062074372	111084035801	111083177234	111034217213	111085244095	111073042605	111068865679	111086461097	111060220676	111087190851	111069592330	111082312986	111086988428	111075405576	111067076919
111076176910	111063510761	111075172757	111087280727	111073883866	111062032310	111084035856	111083177256	111034233097	111085244107	111073058400	111068880722	111086461435	111060178533	111087191032	111069607821	111082313178	111086988620	111075358078	111067091477
111076144634	111063440044	111075173163	111087280749	111073901519	111062046955	111084036059	111083177436	111034233794	111085244815	111073058477	111068942002	111086461952	111060179196	111087191065	111069626293	111082314078	111087002527	111075421956	111067063892
111076160429	111063397203	111075189362	111087280930	111073901654	111062062010	111084051809	111083177504	111034198974	111085259439	111073043628	111068912740	111086478680	111060119910	111087206321	111069672520	111038927541	111087002820	111075390748	111067092658
111076161431	111063469326	111075205226	111087296140	111073916177	111062003510	111084066456	111083210513	111056839598	111085259888	111073059030	111068927634	111086478927	111060150892	111087206758	111069672564	111038964968	111087003191	111075405824	111067093435
111076095910	111063427296	111075273906	111087296173	111073823972	111062003677	111084066636	111083210861	111056929712	111031598470	111073073519	111068837432	111086525458	111060120237	111087221160	111069577782	111038885106	111087003337	111075405880	111067108465
111076178226	111063499453	111075274143	111087296296	111073824377	111062003699	111084067121	111083210928	111056901420	111031584172	111072969219	111068852136	111086525717	111060120507	111087221362	111069594006	111057464874	111086911198	111075407028	111067079169
111076062622	111063456580	111075190252	111087296689	111073837742	111062004308	111084081419	111083226510	111056874519	111031652156	111073015166	111068881318	111086526358	111060152771	111087221418	111069687571	111057510922	111086911233	111075407062	111067094111
111076063566	111063499587	111075206216	111087296713	111073837797	111062033209	111084082106	111083226701	111056889223	111061235336	111073015201	111068897595	111086526369	111060152951	111087221520	111069658018	111057511327	111086911503	111075311190	111067109703
111076063601	111063485234	111075222539	111087296825	111073854538	111062047215	111084096404	111083241607	111056934055	111061249735	111073045057	111068838433	111086494981	111060181212	111087221643	111069673587	111057541746	111086911660	111075311482	111067065209
111076079596	111063443520	111075222720	111087281111	111073883956	111062091922	111084096628	111083257604	111056860097	111061236540	111073074363	111068852844	111086495061	111045742083	111087221665	111069579010	111057453232	111086926802	111075327322	111067065625

SCH-A-17

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111076130358	111063486000	111075238873	111087281155	111073885431	111062019461	111084096651	111083257727	111056847216	111061236551	111073075128	111068944228	111086495094	111045726007	111087221823	111069594602	111057497869	111086926813	111075328222	111067095303
111076130426	111063400657	111075238907	111087281694	111073930959	111062034378	111084141719	111083272915	111067738363	111061252155	111072984856	111068930379	111086495140	111045678889	111087221935	111069594646	111057499186	111086927005	111075374526	111067157043
111071427600	111063415888	111075206823	111087282549	111073902082	111062048115	111084141786	111083273275	111067709327	111061161738	111073031029	111068869707	111086495320	111045649540	111087235288	111069610375	111057499401	111086927027	111081660958	111067172017
111071473106	111063431134	111075292143	111087282628	111073932591	111062005264	111084110973	111083273578	111067754686	111061207234	111073031580	111068916463	111086495397	111045765831	111087235435	111069627520	111057468834	111086927285	111081661218	111067081016
111071442900	111063445106	111075255681	111087282639	111073903858	111062020744	111084110984	111083162216	111067754697	111061238047	111073061628	111068855555	111086510711	111045752680	111087235750	111069628420	111057484517	111086927296	111081708759	111067067155
111071380147	111063503022	111075256244	111087282886	111073825514	111062034794	111084111446	111083162676	111067681629	111061178253	111073076365	111068870215	111086510991	111045720191	111087235761	111069659413	111060244380	111086942406	111081708906	111067097945
111071473814	111063474298	111075275425	111087297387	111073826111	111062064584	111084036396	111083162755	111067695781	111061208392	111072970671	111068886436	111086511521	111045771007	111087251130	111069674263	111060272055	111086942653	111081676865	111067143330
111071473993	111063403896	111075275830	111087297679	111073933570	111062079838	111084036846	111083178156	111067709956	111061269265	111073001969	111068946297	111086511600	111061612515	111087251196	111069580179	111060245101	111086942686	111081677080	111067158448
111071443833	111063504900	111075192074	111087297769	111073933659	111061992673	111084036868	111083193861	111058753652	111061194891	111048714759	111068917239	111086412105	111061525877	111087251286	111069611028	111060259836	111086942956	111081677912	111067158695
111071365342	111063475750	111075192108	111087297792	111073826133	111062036134	111084052204	111083193939	111058654247	111061238733	111048685363	111068871205	111086412183	111061540155	111087251758	111069629993	111060289086	111086942967	111081693707	111067173793
111071365522	111063434531	111075192131	111087297927	111073856989	111061727589	111084067255	111083194334	111058671437	111061179434	111048740501	111068918296	111086412341	111061583859	111087251815	111069643618	111060289187	111086942978	111081600783	111067068000
111071380585	111063462789	111075257605	111087345752	111073872314	111061742227	111084067862	111083194390	111058774431	111061255530	111048623455	111068932685	111086412363	111061540953	111087251949	111069689168	111060248553	111086944307	111081615565	111067082028
111071396010	111063505901	111075276695	111087283023	111073872516	111061713281	111084082207	111083194491	111058774701	111061181022	111048726213	111068842821	111086412992	111061569224	111087251983	111069597010	111060275845	111086944329	111081615699	111067082590
111071396199	111063406103	111075277304	111087283326	111073872662	111061657389	111084082375	111083211772	111058741503	111061241074	111048626087	111068857254	111086413005	111061613145	111087266642	111069597267	111060320318	111086957941	111081615879	111067098058
111071458772	111063422077	111075177954	111087283360	111073919956	111061685436	111084082645	111083227410	111058777861	111061241412	111048660816	111068857524	111086430611	111061584355	111087266709	111069630490	111060234884	111086957996	111081645591	111067098148
111071397617	111063436476	111075225880	111087283382	111073842962	111061700119	111084082836	111083227544	111058708517	111061255866	111048729913	111068887932	111086430712	111061614551	111087266844	111069645755	111060249116	111086958100	111081646064	111067145129
111071460371	111063451361	111075293874	111087283449	111073873483	111061715047	111084096921	111083227768	111058760414	111061211891	111057484843	111068887976	111086430846	111061528421	111087266866	111069581743	111060263640	111086958133	111081678744	111067175920
111071445532	111063451484	111075258639	111087283472	111073873720	111061715115	111084097113	111083241742	111058779021	111061227742	111057531510	111068947625	111086430891	111061601490	111087266901	111069612917	111060321241	111086958537	111081586292	111067099093
111071446397	111063451574	111075278248	111087283528	111073934470	111061686404	111084097258	111083242530	111058711476	111061167431	111057487745	111068858503	111086430992	111061570945	111087266956	111069613468	111060292631	111086958683	111081601526	111067160351
111071446500	111063479563	111075178584	111087283562	111073905748	111061644600	111084142046	111083242675	111058781349	111061182584	111057533051	111068888506	111086431207	111061515427	111087267148	111069613839	111060307605	111086958728	111081616207	111067160845
111071398001	111063480396	111075194122	111087298344	111073905928	111061659077	111084142787	111083242709	111058747105	111061198110	111057503766	111068845374	111086446595	111061529680	111087160410	111069661944	111060308044	111086958739	111081616386	111067128760
111071351314	111063452722	111075194289	111087298489	111073905951	111061673297	111084142899	111083258111	111058679277	111061213578	111057534254	111068873689	111086446696	111061558558	111087160522	111069614335	111060237001	111086972128	111081631372	111067146771
111071368783	111063453161	111075227129	111087283810	111073920947	111061731292	111084112830	111083258447	111058769255	111061258364	111057534502	111068890082	111086447833	111061572419	111087160555	111069614852	111060265316	111086972296	111081646941	111067161341
111071384196	111063453475	111075294066	111087283854	111073843716	111061702199	111084037858	111083258627	111058785657	111061258599	111057549115	111068890150	111086447844	111061572464	111087160623	111069631525	111060267778	111086972577	111081647021	111067100489
111071415618	111063467199	111075259135	111087283911	111073907830	111061702593	111084037993	111083195201	111058771023	111061168858	111057489893	111068921504	111086447866	111061559425	111087160645	111069632920	111060295612	111086972612	111081647256	111067100838
111071463004	111028984644	111075211368	111087284057	111073843963	111061716622	111084053069	111083195245	111052519555	111061244594	111057535660	111068845633	111086447899	111061559694	111087160724	111069677884	111060295779	111086972702	111081647290	111067129671
111071368985	111085483045	111075228322	111087284169	111073844122	111061631404	111084053700	111083195504	111052585008	111061244617	111057550746	111068845734	111086462100	111061573735	111087161332	111069677918	111060339600	111086972836	111081694472	111067148188
111071463565	111085529305	111037812161	111087284181	111073844357	111061645588	111084068290	111083196099	111052615574	111061244628	111057447998	111068874545	111086462144	111061589024	111087176798	111069678481	111060311161	111086972881	111081694674	111065365525
111071352854	111085529316	111037726716	111087298917	111073844515	111061673646	111084068841	111083196134	111052601737	111061169961	111057494091	111068874602	111086462223	111061560023	111087176822	111069664037	111060326022	111087016746	111081694685	111065365581
111071352955	111085530026	111037727829	111087299019	111073859779	111061687786	111084068852	111083228725	111052540368	111061185408	111042630222	111068875591	111086462481	111061618498	111087176888	111069679156	111060281369	111086988811	111081587080	111065379306
111071369829	111085498838	111042568705	111087299064	111073876183	111061731551	111084068920	111083242901	111052604112	111061215086	111042633461	111068906888	111086462762	111061605315	111087176956	111069679471	111083984285	111086989249	111081587541	111065320526
111071370315	111085499301	111084559240	111087299255	111073890639	111061717847	111084083961	111083243452	111052543923	111061215143	111042626474	111068893401	111086462841	111061518442	111087177137	111069585286	111083984320	111086989294	111081617095	111065411044
111071384927	111085499334	111084559442	111087299536	111073891191	111061718556	111084084085	111083260316	111052544362	111061232018	111042627295	111068893579	111086479625	111061532437	111087177171	111069616775	111083998684	111086989430	111081647683	111065380836
111071463802	111085499345	111084575125	111087299547	111073861211	111061647142	111084098158	111083164364	111052622314	111061245922	111043549648	111068923494	111086479669	111061532808	111087177328	111069633628	111083999124	111086989519	111081647706	111065306205
111071464173	111085499750	111084575260	111087299794	111073876914	111061719366	111084098596	111083164421	111072098155	111061278018	111043512457	111068848265	111086479670	111061606585	111087191504	111066073443	111083999180	111086989575	111081647739	111065321134
111071450415	111085514534	111084591347	111087284305	111053648559	111061662554	111084142978	111083179933	111071986385	111061262695	111043514022	111068849031	111086479759	111061533270	111087191638	111066073713	111084016136	111086989609	111081648156	111065350585
111071371103	111085515546	111084591459	111087284316	111053662320	111061663038	111084143575	111083180003	111072052032	111061202688	111059721197	111068862823	111086479760	111061562980	111087191650	111066105449	111083922322	111087003483	111081648358	111065396406
111071401400	111085515580	111084605163	111087284743	111053617892	111061690375	111084143621	111083196291	111072052054	111061217381	111059675870	111068876693	111086479872	111061563059	111087191773	111066106967	111083922579	111087003584	111081648471	111065321965
111071402164	111085435839	111084605275	111087284934	111053589520	111061733788	111084143654	111083197135	111072067230	111061247878	111059749478	111068876862	111086479939	111061535249	111087192011	111066123832	111083935911	111087003641	111081664255	111065351261
111071418510	111085436560	111084651456	111087284945	111053619300	111061734048	111084143665	111083197225	111072004624	111061204444	111059721524	111068893647	111086479951	111061521851	111087206826	111066108149	111083936697	111087003708	111081604204	111065367819
111071435272	111085451578	111084651579	111087284967	111053619995	111061705901	111084112964	111083197247	111072019855	111061218652	111059736418	111068924675	111086480021	111061521895	111087207344	111066108453	111083936754	111087003720	111081633509	111065293402
111071354924	111085451871	111084651669	111087285047	111053651788	111061720560	111084113651	111083197304	111072052492	111061249207	111059723683	111068939682	111086480032	111061579416	111087207434	111066125430	111083936765	111087004046	111081696755	111065323002
111071355699	111085451938	111084651827	111087300135	111053590892	111061690735	111084113662	111083197326	111072067342	111061263999	111059678390	111068877346	111086480054	111061610636	111087222194	111066141315	111083937250	111087004068	111081696777	111065352420
111071355734	111085467788	111084636101	111087300168	111049876401	111061735207	111084113796	111083213617	111072068017	111061205232	111059693500	111035312120	111086526471	111061611019	111087222228	111066159426	111083937463	111087004114	111081697330	111065353072
111071372519	111085467968	111084543883	111087300292	111049843281	111061721516	111084129197	111083213651	111072084712	111047100443	111059737240	111035286412	111086526864	111061522986	111087222239	111066159673	111083951548	111086911783	111081697554	111065369383
111071402209	111085468082	111084543984	111087300517	111049909813	111061692265	111084129333	111083213998	111072052953	111047166760	111059708800	111035286906	111086527191	111061523471	111087222273	111066061305	111083951638	111086911851	111081589712	111065384571
111071436251	111085483685	111084559879	111087300573	111049910006	111061692490	111084038590	111083228994	111072053189	111047104212	111059741199	111035259412	111086495926	111061538286	111087222408	111066061530	111083967343	111086912021	111081589857	111065353825
111071372823	111085484585	111084560703	111087365653	111051960239	111061735645	111084053890	111083229085	111072069298	111047172835	111059741559	111035221927	111086496084	111061538523	111087222554	111066126420	111083985219	111086912672	111081605003	111065400110
111071388415	111085531241	111084592416	111087285249	111051948011	111061735690	111084054363	111083229467	111072069412	111047128623	111059636530	111035308080	111086496231	111084979347	111087222688	111066143182	111083985343	111086912739	111081605126	111065326038
111071402906	111085531320	111084606007	111087285407	111027735647	111061708432	111084054655	111083244633	111071989849	111068996146	111059669367	111035241132	111086496264	111084979460	111087222789	111066143463	111083985365	111086927645	111081618119	111065386067
111071403604	111085499918	111084606085	111087285418	111052837222	111061679675	111084069246	111083244666	111071990054	111069024105	111059639500	111057974274	111086496354	111084980338	111087236582	111066094480	111084031661	111086927656	111081619334	111065297215
111071419959	111085499929	111084607008	111087285485	111052765255	111061637578	111084069594	111083260798	111072036360	111069038166	111059730849	111057989348	111086496365	111085023258	111087237213	111066110311	111083999641	111086927667	111081634139	111065312426
111071467839	111085500214	111084607121	111087285519	111086108196	111061680239	111084069831	111083260888	111072069490	111068969449	111059685691	111058004909	111086496466	111084993804	111087237246	111066162509	111084000397	111086927713	111081650104	111065402190
111071452305	111085500270	111084652457	111087285711	111086108859	111061693626	111084084120	111083165635	111072069805	111068997046	111059685950	111058048626	111086496501	111084993815	111087237279	111066128758	111083908506	111086928422	111081650205	111065372848
111071452451	111085500517	111084653065	111043955436	111086108893	111061682073	111084084434	111083165848	111071990627	111068984019	111059686120	111057992353	111086511734	111084994041	111087237280	111043501444	111083923053	111086928455	111081650272	111065387552
111071374522	111085404532	111084653122	111063629526	111086108927	111061712011	111084084524	111083180812	111072007683	111068998373	111059686838	111058007025	111086511813	111084994276	111087237303	111043489416	111083937621	111086928466	111081650339	111065298193
111071421064	111085404543	111084653290	111063526555	111086151262	111061640572	111084099025	111083197988	111072055282	111069013282	111059686872	111057933123	111086511846	111084994366	111087252221	111043527857	111083937913	111086928590	111081697824	111065404282
111071438006	111085421980	111084653335	111063570712	111086151587	111061640695	111084144273	111083198361	111072071156	111069040024	111059673610	111057963249	111086511903	111084994388	111087252591	111043548007	111083938295	111086944396	111081698454	111065374626
111071421749	111085436885	111084622296	111063630045	111086151778	111061640774	111084114720	111083230043	111072071202	111068956467	111059674497	111057948949	111086511914	111084994401	111087252759	111064095805	111083952088	111086944565	111081698498	111065299363

SCH-A-18

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111071421996	111085437167	111084622410	111063572826	111086122103	111086612680	111084129805	111083230122	111072071752	111068984480	111068299726	111058009757	111086512926	111084919059	111087267485	111064036877	111083952392	111086944598	111081698588	111065299419
111071422278	111085452467	111084622915	111063603865	111086122181	111086613108	111084130010	111083230133	111072086781	111068999105	111068315736	111057935181	111086512960	111084935035	111087267520	111064052910	111083952505	111086944666	111081666538	111065329581
111071454598	111085452647	111084637382	111063558774	111086122271	111086658343	111084055049	111083245016	111071976553	111069027366	111068357653	111057979594	111086512971	111084935057	111087161433	111063991315	111083968401	111086944789	111081666583	111065344780
111071360280	111085468587	111084637449	111063617837	111086122552	111086658635	111084070888	111083245410	111072022938	111069027524	111068330261	111058039301	111086413386	111084935215	111087162186	111064008607	111084016383	111086944880	111081682402	111065404967
111071470169	111085469432	111084637483	111063529659	111086137200	111086658758	111084099575	111083245971	111072024053	111069040697	111068256246	111057980103	111086413904	111084935428	111087162221	111064083048	111084016529	111086944936	111081635725	111065330235
111071360583	111085516345	111084637494	111063544678	111086137255	111086658882	111084099665	111083275929	111072024064	111068999374	111068271704	111057995233	111086413948	111084950212	111087162636	111063992204	111084001028	111086959123	111081651419	111065360014
111071376984	111085516727	111084637955	111063560025	111086137266	111086658949	111084099799	111083276368	111072055798	111068999666	111068286597	111057952067	111086413960	111084964330	111087162647	111063992686	111084001376	111086959145	111081698836	111065405654
111071392094	111085485632	111084638013	111063518231	111086137378	111086628452	111084100400	111083166939	111071977880	111068986190	111068344941	111057982374	111086414006	111084964420	111087177609	111064084050	111083909080	111086959415	111081699040	111065360801
111071392263	111085485665	111084638079	111063608916	111086137389	111086629194	111084100411	111083167109	111072024424	111069015802	111068330722	111058028398	111086414095	111084964587	111087177632	111064025077	111083924403	111086959437	111081683605	111065360979
111071424089	111085501619	111084545087	111063519085	111086137750	111086629307	111084144891	111083181644	111072040141	111069057752	111068331273	111057985108	111086414107	111084964723	111087177700	111063993609	111083924515	111086959482	111081683661	111065377618
111071470866	111085405320	111084545201	111063564030	111086137806	111086643662	111084115035	111083182375	111071978678	111068959741	111068242724	111057985906	111086431577	111085009229	111087177801	111064040535	111083938701	111086959572	111081684099	111065392705
111071456703	111085405342	111084545548	111063564681	111086049819	111086643730	111084116092	111083182487	111071978791	111068987034	111068257764	111057986468	111086431948	111085009724	111087177902	111063994981	111083969749	111086973512	111081684303	111065408017
111071362901	111085405982	111084561557	111063623430	111086049998	111086643943	111084116182	111083198417	111072058836	111069016016	111068287464	111065688174	111086432332	111085024114	111087178004	111064011656	111084017700	111086973534	111081591186	111065334611
111071408823	111085422059	111084577396	111063520829	111086050035	111086644089	111084131246	111083198473	111072058881	111069058483	111068316748	111065703385	111086432477	111085024406	111087178037	111064012488	111084018150	111086973848	111081636085	111068719565
111071409442	111085422385	111084578511	111063549561	111086065176	111086644124	111084040908	111083198563	111072073989	111069016645	111068331464	111065718055	111086432512	111085024732	111087178071	111064041738	111083986771	111086973961	111081636995	111068629396
111071457377	111085422600	111084592887	111063579788	111086065255	111086644179	111084100499	111083215169	111072089896	111069045197	111068274651	111065765013	111086432624	111084994568	111087178127	111064100059	111083986850	111086974063	111081651868	111068629442
111071363362	111085422611	111084593563	111063624622	111086065299	111086552548	111084101052	111083215440	111072089919	111069045243	111068303328	111065689715	111086447967	111084994726	111087178149	111064073441	111084001815	111086974175	111081651879	111068659636
111071379325	111085422789	111084593574	111063550226	111086065659	111086552795	111084145971	111083216126	111072011172	111069045276	111068289646	111065689850	111086448249	111084995457	111087192044	111064043459	111083910723	111087017275	111081699983	111068659670
111071410309	111085437392	111087761787	111063550316	111086079272	111086552885	111084146488	111083230931	111072043368	111068988822	111068348260	111065690166	111086448362	111084995806	111087192066	111064058501	111083940119	111087017545	111081700212	111068691755
111071094396	111085437437	111087641155	111063565536	111086079744	111086567971	111084146534	111083231077	111072043458	111068989283	111068319482	111065677149	111086448373	111084995828	111087192910	111064059287	111084018419	111087017882	111081700256	111068630174
111071094655	111085437583	111087717957	111063597823	111086094246	111086567993	111084116744	111083246107	111072059264	111069003236	111068320237	111065663391	111086463471	111084995930	111087192976	111064030501	111084018756	111086989700	111081685225	111068706303
111070987464	111085438056	111087705178	111063612258	111086094369	111086568174	111084131460	111083246129	111072043931	111069003438	111068261095	111065677374	111086463695	111084904604	111087193214	111064104288	111084018813	111086989834	111081685258	111068706594
111071002801	111085438113	111087734721	111063551687	111086109232	111086568286	111084131505	111083246163	111072044527	111069045580	111068261501	111065706434	111086463808	111084920512	111087207793	111064031052	111084018891	111086990241	111081592198	111068601688
111071048081	111085438135	111087661517	111063627007	111086109322	111086581674	111084041572	111083246578	111072076397	111068989700	111068276440	111065767633	111086480380	111084920747	111087207906	111064105357	111084018903	111086990353	111081607386	111068661729
111071048317	111085438146	111087690542	111063524362	111086152229	111086582215	111084041729	111083246792	111071997400	111069003911	111068349654	111065768027	111086480414	111084935899	111087207984	111064091306	111084002883	111086990397	111081652937	111068602780
111071095038	111085469948	111087737195	111063537995	111086123294	111086582316	111084087167	111083262420	111072028204	111069004620	111068247369	111065737078	111086480425	111084935923	111087208053	111064091474	111084003659	111087004136	111081653174	111068632132
111071002867	111085470041	111087677941	111063524946	111086035139	111086597367	111084087448	111083167288	111072045135	111069032205	111068261770	111065737449	111086527562	111084950739	111087208288	111064001846	111084003738	111087004170	111081653208	111068679559
111071034187	111085470210	111087722919	111063524979	111086050855	111086597581	111084087819	111083167817	111072061324	111069005474	111068262300	111065678858	111086527629	111084966084	111087208446	111064001891	111084003817	111087004518	111081653220	111068602948
111071034389	111085517032	111087693185	111063584548	111086065952	111086597626	111084087842	111083168289	111071982820	111069019671	111068335525	111065693473	111086527786	111085010120	111087208468	111064003444	111083910958	111087004664	111081669913	111068633009
111071064887	111085517469	111047565303	111063584650	111086066346	111086597749	111084101827	111083168324	111071983315	111069032733	111068262647	111065706850	111086528013	111085010164	111087208503	111064048218	111083911061	111087004765	111081685618	111068662933
111071080403	111085501822	111047581862	111063628840	111086080195	111086598201	111084102143	111083183613	111072046866	111068964040	111068263468	111065706962	111086528080	111085010276	111087223702	111064048241	111083925583	111087004811	111081593683	111068694905
111070970747	111085501855	111047487496	111063615341	111086080342	111086613670	111084117251	111083199531	111072078412	111068964107	111068278453	111065707570	111086528103	111084980934	111087223724	111064004603	111083925842	111087004877	111081608556	111068633986
111071034479	111085502373	111047458269	111063556198	111086080500	111086614558	111084132775	111083199643	111071998726	111068991578	111068322969	111065722117	111086497029	111084981216	111087223768	111064107708	111083926089	111086913167	111081622967	111068681024
111071034862	111085406051	111047461083	111053497708	111086080948	111086614648	111084042517	111083199801	111071999570	111069005801	111068307861	111065723174	111086497052	111084996458	111087223779	111064005941	111083940209	111086914382	111081653466	111068695861
111071035357	111085406466	111047574482	111053513594	111086094910	111086659131	111084057625	111083199913	111072030465	111069020741	111068308031	111065723219	111086497085	111084905111	111087237831	111064006043	111083940502	111086914393	111081654108	111068634639
111070972738	111085423656	111047464345	111053499531	111086095269	111086659164	111084058918	111083199957	111072030555	111069033419	111068250071	111065666237	111086497232	111084905391	111087237886	111064108417	111083940580	111086928859	111081670151	111068649916
111071035942	111085423678	111047480354	111053499812	111086095517	111086659221	111084072992	111083216935	111072030768	111069033475	111068279881	111065740476	111086497298	111084920792	111087238001	111064094488	111083940928	111086929074	111081671163	111068682081
111071036167	111085438629	111047481614	111053561430	111086138133	111086659412	111084087943	111083216957	111072030869	111069034645	111068280276	111065709561	111086513174	111084920804	111087238595	111064021769	111083955441	111086929108	111081687340	111068621556
111071036268	111085438955	111047516219	111053550696	111086138144	111086659467	111084087976	111083216979	111072047014	111068979563	111068310203	111065757621	111086513219	111084936351	111087253312	111064051199	111083971326	111086929186	111081687429	111068621680
111071050691	111085454425	111062327979	111053519916	111086138380	111086659478	111084088292	111083231640	111072047115	111068993918	111068354403	111065757867	111086513534	111084937475	111087253581	111064065936	111083971696	111086929579	111081594325	111068712119
111071005444	111085454773	111062226999	111053520097	111086109568	111086659603	111084088685	111083246916	111072062707	111068980936	111068341173	111065668565	111086513567	111084951864	111087253604	111064066005	111083971731	111086929603	111081594628	111068683071
111071021273	111085470670	111062315796	111053521964	111086109591	111086629420	111084102446	111083247366	111072079019	111069022776	111068252972	111065711711	111086513589	111084951910	111087253615	111071910898	111083972024	111086945229	111081608837	111068607426
111071006759	111085470681	111062242616	111053463262	111086110199	111086629835	111084102479	111083263443	111072079086	111069036119	111068327683	111065670322	111086513624	111084951998	111087253738	111071928415	111084019050	111086945285	111081609232	111068622388
111071022724	111085471402	111062302556	111053553598	111086110425	111086629857	111084147681	111083263454	111072094825	111069036591	111068269295	111065683809	111086513668	111084952078	111087253918	111071849934	111083988043	111086945342	111081623171	111068622872
111071068410	111085517616	111062215009	111072189000	111086123643	111086629879	111084117655	111083263836	111071984653	111069050205	111068269341	111065698142	111086513826	111084952089	111087253929	111071850015	111083988144	111086945780	111081623407	111068636462
111071023949	111085517964	111062215896	111072205391	111086124352	111086629936	111084118162	111083278483	111072048587	111068981320	111068269374	111065775025	111086513916	111084952214	111087253996	111071865921	111083911869	111086959819	111081623564	111068666320
111071084463	111085487151	111062287839	111072113108	111086035487	111086538137	111084118331	111083168481	111072064103	111069008804	111068312788	111065760681	111086513938	111084966196	111087268521	111071882021	111083912017	111086960462	111081624116	111068666645
111071085576	111085487252	111062230826	111072113153	111086035555	111086552997	111084133844	111083168605	111072080257	111069009614	111081210971	111065698827	111086513950	111084966275	111087268936	111071897083	111083926393	111086960642	111081639336	111068683475
111070976619	111038387204	111062274688	111072128946	111086035713	111086553044	111084133989	111083168739	111072080617	111069009760	111081105750	111065746348	111086414309	111084966309	111087269106	111071897207	111083926584	111086960776	111081639370	111068608236
111070993911	111038353645	111062275487	111072129431	111086051418	111086553055	111084042922	111083168986	111072095657	111069023687	111081106683	111065777500	111086414376	111084966714	111087162805	111071897241	111083941008	111086960787	111081639594	111068608652
111071008650	111038361262	111047772370	111072144191	111086051430	111086553101	111084043215	111083169044	111072096197	111069051600	111081121398	111065762302	111086414848	111085011468	111087162928	111071912643	111083941479	111086960800	111081639606	111068652583
111071040331	111084608649	111047744335	111072158893	111086051788	111086553280	111084044193	111083200635	111071985339	111069051846	111081136293	111065686251	111086414893	111085011503	111087163008	111071944255	111083941671	111086974232	111081703271	111068667983
111071086702	111084653403	111047731836	111072190596	111086051801	111086553718	111084059289	111083200646	111072001474	111083618278	111081136372	111065777634	111086415029	111084982363	111087163345	111071866719	111083956318	111086974287	111081672467	111068699999
111071086847	111084653717	111047732837	111072114558	111086066650	111086553752	111084089383	111083200994	111072081102	111083661524	111081152066	111065732028	111086415052	111084996975	111087163413	111071960275	111083956408	111086974322	111081688677	111068609080
111070977328	111084638484	111047780212	111072206279	111086066751	111086553864	111084089428	111083217532	111072096782	111083552983	111081152202	111065732039	111086432714	111084997358	111087163424	111071960578	111083957195	111086974467	111081688778	111068609361
111071044043	111084638686	111047801148	111072175421	111086066852	111086568444	111084103829	111083217576	111072097200	111083568766	111081165992	111079580608	111086432770	111084905874	111087163468	111071929731	111084020906	111086974478	111081594842	111068653078
111071089851	111084638989	111063868576	111072190709	111086066931	111086568602	111084103863	111083232618	111071985823	111083602237	111081166588	111079550234	111086432871	111084906886	111087178194	111071930227	111084021031	111086974614	111081595337	111068668827
111071013320	111084639294	111063854201	111072114907	111086067099	111086568657	111084148390	111083232696	111072002891	111083633826	111081166689	111079564453	111086432950	111084922086	111087178329	111071961119	111084021154	111086974636	111081595630	111068686423
111071059601	111084545830	111063854526	111072114918	111086067628	111086583609	111084148941	111083233079	111072018034	111083633837	111081180944	111079581755	111086433085	111084922233	111087178464	111071853647	111083988908	111086974658	111081609401	111068700655

SCH-A-19

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111071060175	111084562604	111063868598	111072160616	111086081242	111086583632	111084118599	111083249616	111072050210	111083538437	111081181620	111079596627	111086448597	111084922682	111087179184	111071870017	111083988953	111086974670	111081625151	111068610273
111070983493	111084563087	111063765460	111072208057	111086081871	111086583744	111084134340	111083264196	111072050265	111083553298	111081196008	111079521995	111086448621	111084922727	111087179308	111071884810	111083989998	111086974704	111081625195	111068716102
111071060737	111084594182	111063751443	111072176556	111086081882	111086583823	111084135059	111083264208	111072051097	111083554020	111081196457	111079522019	111086448777	111084937666	111087193573	111071885057	111084004649	111086974782	111081704137	111068701263
111071091865	111084594452	111063855482	111072146632	111086095922	111086583913	111084044317	111083264343	111072081461	111083554053	111081196659	111079550829	111086448823	111084937857	111087193652	111071885181	111084004885	111087017983	111081704250	111068701386
111070984629	111084594519	111063855662	111072161347	111086096114	111086583957	111084045206	111083264477	111054637053	111083571052	111081211219	111079565151	111086448878	111084937868	111087208581	111071900303	111084004942	111087018119	111081704339	111068701847
111071015546	111084609099	111063752309	111072161437	111086138469	111086583968	111084059863	111083264534	111054651026	111083571276	111081211309	111079612941	111086465024	111084952449	111087208615	111071900561	111084004986	111087018120	111081704452	111068702860
111071078499	111084609167	111063767215	111072209025	111086139011	111086584048	111084060089	111083169235	111054707545	111083587149	111081211411	111079597370	111086465035	111084952472	111087208682	111071915095	111084005662	111087018221	111081673165	111068655328
111053792470	111084609314	111063856618	111072133032	111086139639	111086584082	111084075108	111083184984	111054668125	111083587172	111081107224	111079597583	111086465079	111084967063	111087208750	111071915893	111083912365	111087018366	111081673187	111068687772
111053691366	111084654022	111063857305	111072148094	111086110829	111086584116	111084075366	111083185143	111054644309	111083587576	111081121950	111079507753	111086465428	111084967502	111087208783	111071916254	111083927855	111087018524	111081689139	111068702972
111053691478	111084530159	111063768047	111072148117	111086111213	111086584127	111084075478	111083185299	111054658416	111083587633	111081137889	111079522211	111086465439	111084967681	111087208817	111071916344	111083943044	111086990892	111081689184	111068611803
111053751767	111084530834	111063782515	111072209395	111086124914	111086598739	111084104280	111083201489	111054604529	111083602934	111081152381	111079551752	111086465462	111084967939	111087208996	111071932544	111083943066	111086990915	111081689656	111068626742
111053752971	111084531037	111063798691	111072209788	111086036679	111086599099	111084104897	111083202288	111054647706	111083604284	111081152482	111079566758	111086480920	111085012032	111087209010	111071855638	111083943088	111086991039	111081595810	111068704356
111053707252	111084547843	111063830160	111072209823	111086052093	111086599101	111084150292	111083218106	111054692010	111083648372	111081152493	111079613908	111086481853	111085012380	111087209111	111071886025	111083957690	111086991084	111081596158	111068612815
111053782233	111084563481	111063830418	111072194680	111086052767	111086599134	111084150315	111083218173	111068413498	111083648518	111081197548	111079583421	111086482045	111085012447	111087223971	111071901854	111083957791	111086991095	111081611156	111068627743
111053740877	111084563515	111063800268	111072133403	111086052790	111086599257	111084120200	111083233675	111068474866	111083648697	111081197818	111079583791	111086482078	111084982666	111087224017	111071918166	111083974037	111086991185	111081611268	111068657623
111053800290	111084579354	111039945968	111072195490	111086067741	111086644674	111084135127	111083234294	111068475160	111083619280	111081197931	111079509047	111086482157	111084983005	111087224107	111071918188	111084021424	111086991297	111081625757	111068671832
111049626594	111084579411	111039885174	111072134099	111086082175	111086644708	111084135239	111083249784	111068475384	111083619460	111081197953	111079509160	111086528226	111084983061	111087224174	111071965090	111083990349	111086992355	111081641339	111068672361
111049646057	111084594878	111039975253	111072210982	111086083019	111086644898	111084045341	111083249885	111068475441	111083619594	111081092733	111079523414	111086529058	111084997921	111087224219	111071965146	111083990350	111087005520	111081656672	111068689628
111049595421	111084594935	111039977378	111072180438	111086096585	111086645507	111084045352	111083250124	111068384798	111083619617	111081092968	111079523874	111086529081	111084998078	111087224231	111071934557	111083913322	111087005586	111081705048	111068689853
111049681607	111084595341	111056381916	111072196727	111086096675	111086645585	111084045464	111083250180	111068414039	111083619718	111081093240	111079538320	111086529182	111084907191	111087224455	111071858013	111083928003	111087005610	111081705273	111068614402
111049633233	111084595431	111056396305	111072196738	111086096800	111086645642	111084045767	111083265917	111063205177	111083634119	111081107707	111079538386	111086529340	111084907461	111087224545	111071858507	111083928632	111087005621	111081674076	111068628070
111049684239	111084639902	111056352183	111072164205	111086096956	111086614929	111084060629	111083266109	111063220354	111083634568	111081154316	111079538522	111086529407	111084907551	111087238865	111071890772	111083928722	111086914506	111081596518	111067199836
111049669018	111084640162	111056367673	111072164227	111086097249	111086615199	111084061664	111083266176	111063221175	111083634861	111081183442	111079552012	111086529441	111084907630	111087238900	111071937134	111083943213	111086914517	111081597227	111067241429
111049567374	111084610002	111056445928	111072197447	111086097250	111086615212	111084075614	111083170057	111063250683	111083572097	111081183464	111079552225	111086498222	111084907775	111087239125	111071952546	111083943392	111086914539	111081612023	111067185145
111049670526	111084610068	111056354433	111072106795	111086140125	111086615256	111084090879	111083185828	111063264914	111083572198	111081183510	111079552427	111086498277	111084923672	111087254111	111071922127	111083943505	111086914630	111081626275	111067185167
111049688299	111084610158	111056464301	111072121501	111086140271	111086615313	111084090891	111083186818	111063162427	111083589118	111081198099	111079552450	111086498345	111084938320	111087254560	111071969207	111083943886	111086930087	111081626792	111067216599
111049603511	111084625884	111056433262	111072151212	111086111516	111086615324	111084090947	111083186931	111063193016	111083604486	111081093408	111079567478	111086498457	111084938375	111087254672	111071938629	111083958185	111086930201	111081641979	111067229087
111066408849	111084626155	111056434049	111072151436	111086111820	111086630613	111084090958	111083203111	111063207494	111083604611	111081093677	111079567614	111086498491	111084953934	111087254751	111071939068	111083959153	111086930302	111081705879	111067229155
111066409840	111084626571	111056466628	111072151560	111086111909	111086630679	111084091117	111083203324	111063164238	111083604699	111081124784	111079567872	111086498592	111084968019	111087254773	111071969656	111083975061	111086930380	111081706139	111067229368
111066311404	111084531138	111056358178	111072165756	111086125724	111086630714	111084105078	111083203335	111063223560	111083620495	111081140119	111079567894	111086514029	111084968097	111065547549	111071939406	111084023066	111086931088	111081706375	111067257718
111066327939	111084531206	111056436399	111072166050	111086125735	111086630961	111084105911	111083219613	111063238397	111083635110	111081155025	111079615450	111086514210	111084968334	111065597409	111071878565	111084023662	111086931202	111081674267	111067257796
111066394977	111084547999	111056359247	111072199203	111086125869	111086631175	111084106079	111083234339	111063253721	111083635457	111081169378	111079600342	111086514254	111084968345	111065658788	111071878666	111083990855	111086946376	111081674290	111067271398
111066395608	111084548406	111056453624	111072213592	111086125971	111086539060	111084150472	111083250382	111063268097	111083539887	111081183756	111079509328	111086514300	111084968390	111065658834	111071893382	111083990866	111086961160	111081674908	111067271444
111066313136	111084548721	111056421034	111072213750	111086126039	111086539217	111084150528	111083266266	111063238993	111083539911	111081183846	111079510218	111086514366	111085013303	111065629089	111071893641	111083991609	111086961845	111081674986	111067187158
111066362039	111084563986	111056421157	111072213930	111086037423	111086539251	111084150764	111083266402	111063239219	111083540069	111081184061	111079539051	111086514399	111085013482	111065533331	111071970210	111083991643	111086961889	111081675022	111067187181
111066379857	111084564000	111056454210	111072183554	111086037456	111086554168	111084150786	111083266604	111063253899	111083540160	111081184230	111079553710	111086514524	111084983207	111065564144	111071956146	111084006742	111086961913	111081613260	111067201920
111066396148	111084564011	111056365334	111072183824	111086037647	111086554247	111084151114	111083266738	111063196233	111083540317	111081198831	111079568020	111086415524	111084983498	111065598398	111071894079	111084007394	111086974962	111081627928	111067243960
111066346817	111084580794	111084854440	111072199540	111086037670	111086554359	111084121199	111083266772	111063225078	111083540328	111081198976	111079569201	111086415535	111084984275	111065583639	111071925276	111084007462	111086975637	111081642745	111067286978
111066380635	111084581223	111084854507	111072200172	111086037726	111086554472	111084121212	111083266783	111063166252	111083555199	111081199157	111079616877	111086415647	111084907922	111065645874	111026803350	111084007574	111086975716	111081643263	111067217859
111066315307	111084595879	111084855418	111072108876	111086037793	111086554517	111084121256	111083280688	111063167017	111083555212	111081199168	111079616923	111086415681	111084908125	111065615703	111069538666	111083959737	111086976043	111081643500	111067217916
111066428706	111084596005	111084902062	111072169424	111086053791	111086554540	111084121706	111083280699	111063198099	111083555717	111081199258	111079584927	111086416255	111084908147	111065584371	111069492991	111083975566	111087018760	111081643533	111067218175
111066365852	111084596049	111084902309	111072215954	111086053870	111086554630	111084121739	111083281218	111063257095	111083555773	111081094814	111079510544	111086416299	111084908338	111065584461	111069493341	111083975915	111087018805	111081657976	111067230764
111066335219	111084640386	111084902455	111072216045	111086068832	111086569726	111084136465	111083281421	111063257905	111083556213	111081109585	111079524853	111086416390	111084908901	111065600549	111069493868	111083975982	111087018816	111081658438	111067244512
111066384336	111084640599	111084902567	111072185567	111086068843	111086569838	111084136689	111083281487	111063272823	111083572491	111081125134	111079524864	111086416446	111084908956	111065616445	111069494252	111083976163	111087018827	111081675112	111067287148
111066400560	111084640612	111084902747	111072185624	111086069079	111086569984	111084136803	111083187404	111063198774	111083573021	111081140793	111079525067	111086417425	111084924178	111065631891	111069541211	111083992059	111087018849	111081675123	111067287496
111066416837	111084640645	111084870707	111072201870	111086084177	111086570133	111084046296	111083187662	111063168467	111083589499	111081169749	111079540626	111086433759	111084924314	111065567383	111069463337	111083992576	111087018939	111081675358	111067204091
111066417085	111084640791	111084886647	111072124975	111086097474	111086584442	111084062081	111083203717	111063185725	111083589523	111081184320	111079553866	111086433771	111084939590	111065585114	111069494465	111084007967	111087019019	111081676067	111067218513
111066401156	111084611665	111084795208	111072154822	111086097586	111086584509	111084076457	111083203919	111063244721	111083589556	111081184353	111079601994	111086433805	111084939680	111065632319	111069541435	111084008047	111087019097	111081676225	111067260307
111066417906	111084626706	111084809822	111072154934	111086097902	111086584543	111084091791	111083204134	111063200712	111083589613	111081184375	111079602265	111086433816	111084939714	111065568137	111069510082	111084008508	111087019200	111081599588	111067190400
111066319693	111084627011	111084809912	111072169873	111086140754	111086584756	111074525512	111083220165	111063245058	111083589725	111081199449	111079511624	111086433906	111084939769	111065586452	111069510239	111083915649	111087019356	111081613822	111067219132
111066336119	111084627088	111084810026	111072170099	111086112641	111086584790	111074466853	111083251596	111063275220	111083589882	111081095556	111079512502	111086434301	111084939961	111065537425	111069542098	111083930444	111087019413	111081613899	111067232788
111066431676	111084532241	111084825291	111072170314	111086112966	111086584835	111074540441	111083251608	111063230210	111083605027	111081095602	111079526181	111086434312	111084954294	111065553951	111069466262	111083944911	111086992377	111081628895	111067246367
111066402236	111084549025	111084839522	111072186209	111086113170	111086584846	111074422642	111083251642	111063246666	111083605128	111081095679	111079540941	111086434604	111084954384	111065603553	111069481539	111083945260	111086992603	111081644028	111067289195
111066337941	111084549216	111084839588	111072202321	111086126501	111086599718	111074437536	111083252171	111063260314	111083605184	111081126461	111079555217	111086449554	111084954766	111065619819	111069481764	111083960560	111086992658	111081659709	111067289498
111066404193	111084549306	111084839601	111072126405	111086126679	111086599729	111074453253	111083282084	111063276052	111083650566	111081126595	111079555554	111086449925	111084969650	111065556000	111069527721	111083960874	111086992704	111081676326	111067261814
111066404227	111084565078	111084855485	111072141604	111086126804	111086599752	111074497138	111083172149	111063231378	111083650814	111081156677	111079570584	111086450512	111085013550	111065604600	111069450715	111083976905	111086992872	111081676540	111067275549
111066420258	111084565719	111084855586	111072156442	111086038176	111086599864	111074423979	111083172598	111063246802	111083636076	111081156745	111079618633	111086450523	111085014214	111065604778	111069482473	111083977737	111087005676	111081676618	111067220741
111066322192	111084565764	111084856082	111072170369	111086038389	111086599921	111074438953	111083188382	111063276737	111083636098	111081171258	111079513110	111086450545	111084985074	111065540597	111069511768	111083977748	111087005823	111081676719	111067291075
111066354928	111084581290	111084856093	111072218272	111086038503	111086599976	111074468383	111083188494	111063172518	111083540575	111081185691	111079527801	111086465495	111084909452	111065605522	111069544685	111084024810	111087006217	111081676821	111067262792

SCH-A-20

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111066388329	111084581896	111084902972	111072187446	111086054578	111086600036	111074528470	111083188797	111063231941	111083540665	111059226636	111079527856	111086465507	111084925405	111065606668	111069451592	111084025079	111087006228	111081614542	111067276742
111066404531	111084581975	111084902983	111072187794	111086054680	111086645800	111074455187	111083204460	111063247409	111083540777	111059184224	111079528093	111086465642	111084925708	111065573111	111069498896	111084025259	111087006262	111081629166	111067192862
111066404823	111084597657	111084871539	111072111768	111086054837	111086646036	111074469452	111083204527	111063262293	111083556527	111059198409	111079528183	111086466148	111084940446	111065573368	111069513311	111083992925	111087006307	111081644972	111067193458
111066420797	111084597679	111084780178	111072142762	111086069642	111086646058	111074484538	111083221706	111063203704	111083556550	111059199163	111079541391	111086466856	111084940457	111065573717	111069513355	111083993061	111087006374	111081645007	111067222013
111066356122	111084642366	111084796557	111072142773	111086069844	111086646160	111074484987	111083221964	111063219587	111083557225	111059213272	111079541740	111086466867	111084954913	111065573841	111069529969	111083993218	111087006419	111081645300	111067264200
111066373918	111084612082	111084796579	111072157027	111086084335	111086646407	111074513946	111083236780	111063248523	111083573593	111059242612	111079542291	111086482360	111084955374	111065639226	111069530084	111083993375	111087006486	111081659945	111067208433
111066373952	111084612183	111084810048	111072157072	111086084526	111086615515	111074426107	111083237141	111055023581	111083573762	111059172287	111079556252	111086482506	111084955509	111065574695	111069530185	111083993511	111086915080	111069270669	111067222901
111066375561	111084612712	111084810138	111072157128	111086084751	111086615920	111074439864	111083237220	111054954864	111083573818	111059229853	111079571305	111086482775	111084970236	111065624084	111069530196	111084009149	111086915103	111069270670	111068835407
111066325500	111084612802	111084810183	111072112545	111086084841	111086615986	111074440013	111083252946	111055013681	111083574268	111059156919	111079513457	111086482786	111085014517	111065544579	111069561156	111083915762	111086915125	111069316727	111068749423
111066407422	111084628281	111084810442	111072112680	111086098565	111086616044	111074440260	111083253026	111055000665	111083589893	111059157033	111079557534	111086529890	111085014528	111065560308	111069546047	111083916538	111086915462	111069239901	111068762822
111066423598	111084533635	111084825921	111072127787	111086098802	111086616134	111074485247	111083253194	111055030129	111083589938	111059188060	111079605639	111086529957	111085014573	111065655101	111069485915	111083930848	111086915631	111069255189	111068777176
111066342790	111084550869	111084826472	111056749082	111086141160	111086616482	111074500212	111083268853	111054986937	111083590570	111059188576	111079529623	111086530049	111085014900	111065625478	111069547701	111083930972	111086915653	111069271761	111068835889
111066377350	111084551017	111084839689	111056811497	111086142239	111086616516	111074500256	111083283399	111054974181	111083605779	111059216815	111079543540	111086530263	111085014933	111065594473	111069454191	111083946395	111086931527	111069195902	111068807271
111066377451	111084566079	111084839713	111056782258	111086142251	111086616538	111074426792	111083283568	111054947282	111083606567	111059174188	111079620894	111086530319	111085015282	111065609638	111069501532	111083961066	111086931695	111069195980	111068736227
111054135821	111084566271	111084839780	111056752671	111086142486	111086631300	111074441070	111083172981	111055005963	111083651062	111059203956	111079620962	111086530667	111084985322	111065546605	111069563181	111083961189	111086931730	111069255853	111068749838
111054038340	111084582583	111084887345	111056738114	111086114227	111086631311	111074457549	111083173195	111054977667	111083652085	111059218356	111079605673	111086498772	111085000310	111065562625	111069471549	111083977849	111086946938	111069303172	111068750199
111054052032	111084583449	111084887367	111056753908	111086126882	111086631737	111074515432	111083189305	111054993137	111083652119	111059231687	111079605909	111086498851	111085000523	111065596240	111069456014	111083978592	111086946983	111069303284	111068777918
111032765758	111084597792	111084887378	111056769837	111086127333	111086631872	111074458269	111083189585	111083112200	111083622644	111059159495	111079515437	111086499212	111085000567	111065612092	111069503332	111083993588	111086947142	111069273022	111068777974
111034560933	111084598209	111084888313	111056723602	111086127636	111086631984	111074487564	111083222190	111083112288	111083636908	111059175741	111079621929	111086499289	111085000703	111038290397	111069503567	111083994107	111086947164	111069288714	111068722031
111049246727	111084642928	111084888414	111056740195	111086127872	111086632042	111074531610	111083222718	111083112356	111083636931	111059205295	111079622379	111086499357	111085000792	111038242754	111069517865	111084010703	111086947300	111069196486	111068736485
111049263210	111084628696	111084856666	111056754976	111086040023	111086632109	111074531801	111083237635	111083159065	111083637202	111059220843	111079622852	111086514816	111085000871	111038244464	111069518619	111084010837	111086947502	111069196655	111068750403
111049182287	111084628708	111084871832	111056785745	111086040090	111086540006	111074501684	111083238041	111083143484	111083541419	111059179475	111079590979	111086514917	111084909991	111038228578	111069565756	111084010905	111086962307	111069226907	111068764688
111049234601	111084628887	111084872248	111056724928	111086040359	111086554652	111074501897	111083253295	111083050818	111083541497	111059194450	111079606832	111086515378	111084910139	111038151630	111069534808	111084011007	111086962880	111069227706	111068723773
111049236401	111084534254	111084872473	111056757980	111086040427	111086555721	111074516253	111083269641	111083051145	111083557416	111059224500	111079516371	111086515402	111084910487	111038233316	111069550244	111083916965	111086962925	111069256832	111068737352
111049187473	111084535110	111084781225	111056772392	111086055995	111086555732	111074428198	111053287042	111083065027	111083557438	111059196575	111079546059	111086515446	111084910588	111086737688	111069457655	111083917247	111086962936	111069304331	111068824034
111049204934	111084535299	111084796928	111056801968	111086056503	111086570245	111074428345	111053272798	111083065779	111083557810	111059225129	111079622919	111086515491	111084910612	111086737734	111069457879	111083917449	111086963094	111069273752	111068795659
111049153184	111084535345	111084797457	111056725952	111086070026	111086571134	111074474144	111053289000	111083081182	111083558002	111086280580	111079624067	111086515547	111084925810	111086737790	111069473552	111083947251	111086976100	111069290009	111068810523
111049156019	111084551219	111084797581	111056759106	111086070262	111086571178	111074487654	111053258286	111083113032	111083558293	111086280625	111079624360	111086515581	111084925865	111086737835	111069504142	111083963260	111086976379	111069290379	111068724189
111085861371	111084551769	111084797716	111056727538	111086070789	111086585814	111074488172	111053274341	111083113155	111083574617	111086280760	111079591486	111086515615	111084941391	111086738487	111069519351	111083994703	111086976481	111069212340	111068810927
111085861562	111084551792	111084811410	111056745662	111086070903	111086585858	111074488341	111053229677	111083113278	111083574842	111086281222	111079532021	111086417469	111084941627	111086781058	111069566735	111083918709	111086976919	111069212362	111068767513
111085861595	111084566956	111084811544	111056834616	111086070981	111086585960	111074532093	111053291003	111083159582	111083574987	111086167168	111079546576	111086417481	111084956881	111086781799	111069490854	111083932727	111087019468	111069274371	111068826081
111085861663	111084583483	111084811960	111056792158	111086071050	111086585971	111074517535	111053231063	111083159739	111083591010	111086167179	111079546712	111086417795	111084957130	111086781834	111069520207	111083948083	111087019480	111069290515	111068826531
111085861809	111084583618	111084826832	111056733063	111086071094	111086586062	111074443689	111053275803	111083159931	111083591098	111086167203	111079576276	111086434626	111084957174	111086781878	111069459501	111083963327	111087019503	111069198499	111068812693
111085861810	111084583630	111084826900	111056763921	111086085729	111086586174	111074460037	111053320657	111083127868	111083591368	111086167843	111079576793	111086434941	111084970843	111086781902	111069491608	111083964003	111087019671	111069305781	111068782206
111085908272	111084583731	111084826966	111056778860	111086085886	111086600700	111074474773	111053321311	111083128353	111083591694	111086167911	111079624618	111086434974	111084971338	111086782138	111069505907	111083964025	111087019884	111069305792	111068827127
111085877244	111084598748	111084827169	111035333628	111086085932	111086600812	111074474896	111053292598	111083035787	111083591717	111086167977	111079594018	111086450871	111084971383	111086752887	111069506403	111083979717	111087019929	111069275417	111068798090
111085877390	111084598782	111084827181	111035396706	111086085976	111086600924	111074533410	111053308226	111083035800	111083606983	111086167999	111079608980	111086451153	111084971439	111086767344	111077942013	111083980001	111087019985	111069275495	111068812941
111085877817	111084598805	111084840995	111035335912	111086099724	111086600935	111074503732	111053233087	111083036025	111083607906	111086168002	111079547296	111086467240	111085015721	111086767377	111077924596	111083980023	111087020202	111069291572	111068754889
111085878111	111084598973	111084841053	111035020665	111086099870	111086600946	111074518301	111053247363	111083036104	111083652568	111086168013	111079561427	111086467352	111085015743	111086767388	111077924978	111083980056	111086992995	111069214375	111068828027
111085892397	111084599042	111084841121	111035034446	111086099960	111086601239	111074444916	111053308822	111083051279	111083623870	111086168147	111079577738	111086467598	111085016159	111086767445	111077814910	111084027330	111086993165	111069214397	111068799091
111085892881	111084643435	111084888896	111035049071	111086143229	111086601284	111074444927	111053248566	111083051303	111083638551	111086182895	111079594681	111086467655	111084986176	111086767580	111077815618	111084013313	111086993266	111069230238	111068813795
111085892948	111084643705	111084872709	111035063976	111086114609	111086646542	111074475426	111053322974	111083051549	111083542555	111086184246	111079518755	111086467666	111085001287	111086767614	111077850448	111083918833	111086993514	111069230430	111068814426
111085798415	111084644098	111084872743	111034984843	111086114711	111086646788	111074489713	111053234099	111083051617	111083542780	111086184303	111079518913	111086482944	111085001412	111086767625	111077868762	111083918866	111086993525	111069259420	111068742336
111085798426	111084535402	111084873979	111035012587	111086114823	111086646801	111074489724	111053249545	111083051730	111083542881	111086198443	111079547971	111086482977	111084910690	111086767737	111077925317	111083919250	111086993592	111069259554	111068784185
111085798437	111084535503	111084781719	111035083349	111086127940	111086616583	111074490456	111053280247	111083067423	111083542960	111086198577	111079562394	111086484575	111084911017	111086674970	111077926442	111083933997	111086993615	111069276193	111068784309
111085799731	111084535514	111084782518	111057162240	111086128244	111086616628	111074534679	111053295793	111083082420	111083542993	111086198702	111079562855	111086484597	111084911455	111086675061	111077942765	111083948308	111086993637	111069200088	111068799350
111085813424	111084536436	111084797884	111057177235	111086128525	111086616651	111074518839	111053221927	111083082464	111083559801	111086215072	111079577929	111086484755	111084927160	111086675498	111077943979	111083948364	111087007072	111069214724	111068814954
111085814380	111084551882	111084798289	111057087156	111086128592	111086616853	111074490805	111053237294	111083098180	111083575528	111086215083	111079577996	111086530724	111084942404	111086675522	111077908587	111083948960	111087007162	111069214892	111068742426
111085814537	111084551905	111084812185	111057117644	111086128637	111086617315	111074491536	111053299225	111083098719	111083575539	111086215195	111079626890	111086530746	111084942594	111086675555	111077799394	111083981552	111087007195	111069259992	111068742538
111085846431	111084552366	111084812411	111057105146	111086040944	111086617449	111074491604	111053284184	111083143990	111083575630	111086215241	111079594759	111086530825	111084957488	111086691070	111077817463	111083981754	111087007230	111069308504	111068743203
111085846521	111084552490	111084812714	111057135970	111086056851	111086617517	111074505295	111081333360	111083144373	111083575887	111086215623	111079610859	111086530858	111084957657	111086691654	111077851292	111084028577	111087007768	111069278207	111068770618
111085863182	111084552568	111084827585	111057199745	111086056895	111086632312	111074520371	111081333742	111083113885	111083591841	111086232464	111079534595	111086531185	111084971552	111086691755	111077891803	111083996187	111087007836	111069278612	111068729296
111085863676	111084568127	111084841783	111073952942	111086056963	111086632356	111074520854	111081304065	111083128892	111083591874	111086232600	111079548657	111086531219	111084972058	111086691801	111077909892	111083996547	111087007869	111069293675	111068786097
111085908485	111084568509	111084841884	111074011107	111086056974	111086632514	111074492346	111081304133	111083037004	111083608110	111086247415	111079549131	111086531309	111084972104	111086691878	111077852989	111083996761	111087007915	111069201214	111068730760
111085908542	111084584147	111084842302	111074011792	111086071690	111086632558	111074432979	111081319724	111083052449	111083608143	111086248528	111079549287	111086531365	111084972148	111086691991	111077801107	111084013560	111087007948	111069201326	111068743843
111085908744	111084584158	111084889336	111074041942	111086071814	111086632615	111074433004	111081320018	111083053169	111083608367	111086248652	111079549355	111086531725	111085016889	111086707663	111077801264	111084013605	111086915800	111069260668	111068744440
111085908845	111084584316	111084889853	111074057411	111086071993	111086632884	111074464176	111081226754	111083067726	111083608514	111086264784	111079563452	111086531758	111085017071	111086707696	111077818587	111084013672	111086916632	111069260961	111068831571
111085878447	111084584327	111084890079	111074057668	111086072141	111086632929	111074478159	111081243494	111083067759	111083608570	111086264975	111084459687	111086531837	111084986963	111086707876	111077819162	111084014022	111086916654	111069309347	111068803109
111085783026	111084584631	111084858602	111073953303	111086086001	111086540949	111074448471	111081243629	111083082677	111083624703	111086281356	111084460409	111086500002	111084987267	111086707966	111077835744	111084014189	111086916834	111069279051	111068731334

SCH-A-21

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111085783475	111084599367	111084858758	111073967049	111086086078	111086540961	111074449438	111081259828	111083082712	111083624758	111086281547	111084475674	111086500080	111085001917	111086722031	111077875333	111083919991	111086916968	111069279084	111068772924
111085799988	111084599378	111084874396	111073967094	111086086269	111086541041	111074464356	111081274094	111083082745	111083543859	111086281738	111084475786	111086500147	111085002075	111086722075	111077929074	111083934471	111086916980	111069247696	111068788246
111085814773	111084599727	111084782765	111073982068	111086086630	111086541074	111074464367	111081274184	111083082802	111083560432	111086281783	111084475900	111086500169	111085002457	111086722468	111077930391	111083934572	111086931875	111069262851	111068788831
111085814818	111084644616	111084782923	111073954056	111086100299	111086542244	111074479633	111081274353	111083082813	111083560465	111086281794	111084475944	111086500204	111085002659	111086722615	111077911503	111083949668	111086931943	111069234197	111068732256
111085831301	111084644706	111084783351	111073997974	111086100345	111086542334	111074508018	111081289180	111083082868	111083576293	111086281862	111084475999	111086500215	111085002682	111086738779	111077801589	111083950042	111086932214	111069310349	111068746037
111085848073	111084614343	111084798458	111074013615	111086100390	111086556003	111074524285	111081289461	111083082958	111083593494	111086281974	111084524781	111086500338	111084912041	111086739398	111077802377	111083965969	111086932269	111069296308	111068746071
111085848130	111084614466	111084798638	111074043922	111086143926	111086556362	111074435040	111081304807	111083082970	111083593607	111086282795	111084491931	111086500350	111084912401	111086739466	111077819689	111083981945	111086932551	111069296689	111068759727
111085893264	111084615265	111084799178	111074044035	111086115543	111086556384	111074494764	111081305011	111083083601	111083593922	111086168518	111084491975	111086500406	111084927508	111086739624	111077854914	111083981989	111086932562	111069203621	111068774353
111085893321	111084630699	111084812938	111073954630	111086129098	111086556676	111074436311	111081212625	111083098933	111083609582	111086168631	111084492336	111086516122	111084927520	111086783117	111077930885	111083982160	111086947579	111069219606	111068789326
111085894096	111084630745	111084812994	111073954865	111086129177	111086556924	111074451565	111081213020	111083099079	111083609920	111086168675	111084492347	111086516144	111084927856	111086783195	111077931088	111084029679	111086948121	111069234973	111068833506
111085864307	111084630868	111084828339	111073968398	111086129458	111086571235	111074466280	111081244697	111083145149	111083654335	111086184404	111084509256	111086516212	111084927968	111086783207	111077931112	111084029916	111086948446	111069280930	111068747005
111085864330	111084537011	111084828463	111073983924	111086042317	111086571370	111074466482	111081289809	111083145172	111083654469	111086184460	111084509863	111086516290	111084928026	111086754047	111077895346	111083998617	111086963409	111069282303	111068833876
111085864587	111084553660	111084842414	111073983946	111086042542	111086571471	111074466606	111081290429	111083129433	111083654537	111086184505	111084509896	111086516593	111084928666	111086754092	111077895762	111084014583	111086963454	111069220541	111068834091
111085864644	111084553671	111084843011	111074029487	111086057212	111086571482	111074466718	111081305279	111083129590	111083624893	111086184695	111084415971	111086418842	111084928701	111086754160	111077913684	111084014954	111086963566	111069313005	111068805325
111085879189	111084568633	111084843190	111074015033	111086057335	111086571561	111074494955	111081306281	111083130299	111083640071	111086184976	111084416118	111086419034	111084942673	111086660469	111077819960	111084015090	111086963588	111069282594	111068761865
111085879549	111084568677	111084843268	111074030388	111086058268	111086571965	111074495169	111081213334	111083130301	111083640307	111086199040	111084416422	111086419056	111084943955	111086660661	111077838130	111083921815	111086963634	111069298524	111046225844
111085879842	111084585441	111084890293	111074045766	111086072387	111086586590	111074495237	111081213491	111083037576	111083640352	111086199062	111084416488	111086419113	111084958232	111086675601	111077856792	111083922210	111086963645	111069205926	111046242696
111085879853	111084599963	111084890406	111074045812	111086072635	111086586916	111074495383	111081214324	111083037611	111083544445	111086199657	111084416501	111086419292	111084958872	111086675634	111077915237	111083935472	111086977011	111069206602	111046260168
111085801139	111084600078	111084859287	111073941883	111086072679	111086587029	111036934457	111081275646	111083037655	111083561321	111086199848	111084444928	111086419348	111084958917	111086675689	111077821200	111083950569	111086977077	111069223588	111046293221
111085801724	111084645055	111084859872	111073942299	111086087765	111086601396	111046883765	111081275927	111083053226	111083578127	111086199916	111084445143	111086435526	111084972508	111086675690	111077821389	111083950615	111086977101	111069224231	111063689432
111085816258	111084645336	111084875285	111073970537	111086100738	111086601655	111046884249	111081291228	111083053271	111083594215	111086199938	111084445165	111086435559	111084973262	111086675724	111077838668	111083950671	111086977123	111069238023	111063646558
111085832302	111084645910	111084799268	111073970616	111086100750	111086602162	111082773370	111081306641	111083068378	111083610775	111086215904	111084445211	111086435784	111084973510	111086675971	111077805594	111083966016	111086977145	111069252591	111063660723
111085832436	111084645943	111084799628	111074015954	111086100817	111086602397	111082773404	111081306786	111083068390	111083655055	111086216343	111084461040	111086435818	111084973543	111086676006	111077858648	111083982418	111086977235	111069252625	111063689960
111085832717	111084646034	111084799998	111074046936	111086100952	111086647307	111082774203	111081306988	111083068536	111083655303	111086233072	111084461163	111086435942	111085017194	111086676084	111077858952	111083982485	111086977370	111069284776	111063721068
111085848343	111084615625	111084814839	111073957633	111086101021	111086647330	111082654086	111081230007	111083099675	111083655325	111086233432	111084525782	111086435964	111085017464	111086676095	111077881004	111083982812	111086977415	111069285968	111063662275
111085848848	111084631140	111084828766	111073971516	111086101098	111086647442	111082654389	111081230254	111083038780	111083655381	111086249068	111084525883	111086436000	111085018049	111086676275	111077934384	111044160008	111086977921	111069300764	111063736031
111085894445	111084631252	111084828801	111073971606	111086101100	111086647903	111082671490	111081246868	111083038937	111083625940	111086249103	111084526200	111086436011	111085018308	111086676286	111077897887	111044093317	111086977943	111069208187	111063677428
111085894524	111084631331	111084828890	111073986400	111086101144	111086647947	111082705870	111081246880	111083054070	111083641151	111086249350	111084526840	111086436022	111085018319	111086693241	111077899216	111044146888	111086977965	111069238652	111063708591
111085894748	111084631364	111084843437	111073944000	111086101245	111086647958	111082706174	111081276816	111083069931	111083544962	111086265606	111084526918	111086436123	111084987908	111086693319	111077916429	111044169557	111087020763	111069254133	111063648853
111085864868	111084537303	111084843853	111073944011	111086144501	111086617854	111082721508	111081277165	111083100746	111083562120	111086265617	111084493483	111086451344	111084988011	111086693320	111077806797	111062768552	111087020785	111069269511	111063649001
111085865162	111084537448	111084890978	111073987063	111086144646	111086618248	111082722633	111081322469	111083101208	111083562513	111086265684	111084493573	111086451489	111085003087	111086708103	111077822919	111062811584	111087020853	111069269993	111063664581
111085865869	111084538292	111084860267	111073987164	111086144893	111086618574	111082739248	111081322885	111083147129	111083578431	111086152959	111084493584	111086451490	111084912647	111086708181	111077822986	111062811933	111087020875	111068122574	111063723251
111085880147	111084554728	111084860357	111074033167	111086144950	111086633043	111082758676	111081322942	111083147444	111083578655	111086153141	111084493719	111086451614	111084913536	111086708350	111077840852	111062738627	111087020910	111068026195	111063650508
111085880710	111084554795	111084860559	111074048398	111086144972	111086633492	111082774450	111081291712	111083116046	111083595306	111086169597	111084510067	111086451759	111084929140	111086708372	111077899878	111062784505	111087020954	111068040540	111063664918
111085880956	111084554908	111084860616	111074048477	111086116162	111086633548	111082774753	111081215785	111083116822	111083595531	111086169643	111084510203	111086467789	111084929229	111086708440	111077808182	111062786990	111087021001	111068052699	111063679318
111085784814	111084569948	111084860706	111073944459	111086116252	111086633627	111082655728	111081230412	111083116912	111083595979	111086185056	111084510629	111086467981	111084929319	111086722660	111077861620	111062787159	111087021045	111068053522	111063709626
111085802062	111084569960	111084860920	111073958678	111086116353	111086542424	111082672435	111081247049	111083131931	111083610898	111086185472	111084510652	111086468061	111084944811	111086722716	111077884793	111062802113	111087021089	111068067190	111063710099
111085802567	111084570096	111084876477	111073972922	111086116375	111086542468	111082673177	111081247241	111083132482	111083610900	111086185483	111084510797	111086468184	111084944990	111086722929	111077937512	111062802225	111086994201	111068094516	111063651699
111085816696	111084570120	111084876792	111073988244	111086116476	111086542503	111082723195	111081247533	111083039758	111083611596	111086185494	111084416545	111086468195	111084945069	111086723447	111077901513	111062788228	111086994379	111068054826	111063666257
111085816944	111084570401	111084877041	111074003153	111086130045	111086542525	111082723263	111081262967	111083039804	111083611956	111086185551	111084416613	111086485093	111084959738	111086767760	111077902121	111062699241	111086994414	111068042306	111063637402
111085817844	111084570478	111084815559	111074003399	111086130292	111086542581	111082723319	111081277312	111083040255	111083656102	111086185753	111084416736	111086485240	111084973600	111086767906	111077919972	111062713697	111086994953	111068042621	111063681063
111085848882	111084586048	111084815605	111074003490	111086130674	111086542659	111082723342	111081323448	111083054676	111083656652	111086200010	111084430765	111086485330	111084973846	111086767984	111077809341	111062744006	111087008488	111068055579	111063637604
111085850661	111084586217	111084815649	111074018834	111086043453	111086542693	111082723500	111081323516	111083055071	111083641577	111086200290	111084431957	111086485374	111084973879	111086767995	111077809666	111062789937	111087008578	111068083132	111063681759
111085894951	111084586239	111084815896	111073945449	111086043554	111086542761	111082740341	111081293107	111083070416	111083642163	111086200896	111084432262	111086485385	111085018476	111086768312	111077826294	111062714902	111086917037	111068096664	111063696744
111085895019	111084586329	111084815908	111073945843	111086043622	111086542895	111082759149	111081308968	111083085614	111083546043	111086200942	111084432273	111086532164	111085018713	111086768367	111077826520	111062776315	111086917206	111068029277	111063697240
111085866073	111084586352	111084829677	111073959365	111086058505	111086542952	111082759374	111081216078	111083086008	111083563491	111086201189	111084446188	111086532175	111085018937	111086768390	111077863431	111062701166	111086917521	111068043127	111063727716
111085866297	111084601170	111084829699	111073960198	111086058617	111086542974	111082759419	111081216405	111083086907	111083563682	111086201235	111084446784	111086532366	111085018948	111086739848	111077885503	111062746143	111086917587	111068070071	111063683122
111085881081	111084646641	111084829756	111073974575	111086058730	111086557026	111082639191	111081247735	111083101321	111083580175	111086201257	111084446852	111086532401	111085019062	111086739871	111077921032	111062776843	111086917598	111068016363	111063697914
111085881205	111084616716	111084844427	111074019879	111086073311	111086557048	111082639438	111081248039	111083101613	111083596161	111086217063	111084446986	111086532670	111085019073	111086740198	111077811423	111062792278	111086932809	111068030796	111063742948
111085881272	111084616817	111084844438	111074020040	111086073333	111086557295	111082639731	111081248084	111083101679	111083596273	111086233588	111084447011	111086501058	111084988897	111086740367	111077827284	111062762253	111086932821	111068044117	111063683683
111085881351	111084617065	111084844764	111074034753	111086087798	111086557734	111082656628	111081249119	111083147769	111083611967	111086233858	111084447134	111086501070	111084988921	111086754441	111077827813	111062807321	111086932933	111068098903	111063698960
111085881632	111084632422	111084845237	111074034832	111086087945	111086557790	111082656707	111081263889	111083148524	111083612126	111086233959	111084461387	111086501092	111084988932	111086754474	111077865073	111062777743	111086933204	111068113800	111063744030
111085785837	111084632567	111084845260	111074035248	111086102189	111086557891	111082673436	111081264318	111083148579	111083612418	111086250194	111084461950	111086501104	111084989067	111086754519	111077886852	111062792919	111086948547	111068045095	111063730215
111085785848	111084539439	111084892408	111074050986	111086145715	111086572337	111082674156	111081278537	111083117924	111083628044	111086250228	111084477306	111086517538	111085003997	111086754531	111077939008	111062748336	111086948716	111068072994	111063640934
111085803603	111084555662	111084892442	111073960761	111086145793	111086572360	111082674178	111081278605	111083133551	111083628077	111086250374	111084477980	111086517763	111085004358	111086754755	111077904404	111062793932	111086948839	111068086405	111063671028
111085817934	111084555695	111084892644	111073960783	111086146266	111086572416	111082691403	111081278694	111083133988	111083628358	111086250475	111084526929	111086517909	111085004684	111086754902	111077811894	111062749595	111086949043	111068100187	111063685135
111085818643	111084571817	111084892880	111073974867	111086117084	111086572674	111082707669	111081323976	111083055958	111083642501	111086266157	111084527447	111086419461	111084913884	111086755037	111077812895	111062808490	111086963847	111068113967	111063643072
111085818711	111084587140	111084861134	111073974913	111086117118	111086587287	111082723757	111081324045	111083056229	111083547796	111086266810	111084527830	111086419472	111084913952	111086660931	111077846791	111062704811	111086963915	111068018275	111063643083
111085834821	111084587296	111084861741	111073990720	111086117501	111086587478	111082723881	111081294614	111083071989	111083563895	111086153736	111084494079	111086419540	111084930175	111086660953	111077865387	111062750171	111086963937	111068045556	111063656931

SCH-A-22

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111085835327	111084602159	111084877243	111074005155	111086131181	111086587489	111082723904	111081309071	111083072036	111083564098	111086153961	111084494192	111086419573	111084930209	111086661099	111077813425	111062705968	111086964006	111068073265	111063657314
111085835350	111084602283	111084877276	111074035596	111086131473	111086587614	111082724365	111081309240	111083102647	111083564212	111086153994	111084494204	111086419843	111084930276	111086661202	111077829477	111062721214	111086964602	111068087518	111063657381
111085896807	111084602519	111084877311	111074035877	111086043925	111086602667	111082741746	111081217327	111083102962	111083580568	111086169801	111084494259	111086419944	111084930636	111086661381	111077829860	111062750609	111086964736	111068046445	111063746278
111085866635	111084602632	111084877973	111074036159	111086044117	111086602713	111082741881	111081232740	111083103008	111083581008	111086169924	111084494417	111086420025	111084959929	111086661976	111077848535	111062766189	111086978124	111068088160	111063732565
111085867737	111084648069	111084785869	111073947452	111086059157	111086602746	111082761096	111081233178	111083148737	111083581064	111086170195	111084494608	111086420069	111084960235	111086662012	111077866568	111062781962	111086978191	111068101920	111063673671
111085881788	111084617133	111084787096	111074007708	111086059203	111086602892	111082657023	111081250032	111083149222	111083581143	111086170285	111084494631	111086420373	111084960370	111086676387	111077867042	111062796586	111086978269	111068019322	111063673716
111085882329	111084618145	111084800834	111074022446	111086059225	111086602993	111082657089	111081264745	111083149446	111083597410	111086170353	111084511282	111086436358	111084974533	111086676679	111077906518	111062811304	111086978348	111068046872	111063718503
111085883319	111084633142	111084800968	111074022536	111086059247	111086649062	111082675696	111081264756	111083118554	111083613587	111086186653	111084417883	111086436381	111084974735	111086676826	111077923720	111062796991	111086978641	111068075403	111063645108
111085786849	111084633175	111084801037	111074038252	111086059292	111086649084	111082675764	111081264846	111083118600	111083613813	111086186721	111084432936	111086436707	111084975040	111086677029	111077923753	111062722507	111086978663	111068103551	111067961541
111085803658	111084539899	111084801341	111074038308	111086059472	111086649219	111082691795	111081279280	111083118868	111083658205	111086186866	111084462546	111086436796	111084975185	111086693724	111077923775	111062752555	111086978753	111068020863	111068011100
111085803748	111084555909	111084816189	111074053068	111086074222	111086649242	111082692099	111081324988	111083134372	111083628853	111086202001	111084462681	111086437663	111085019152	111086693814	111077814224	111076485812	111086978821	111068036107	111067901972
111085803838	111084556887	111084831311	111073963393	111086074378	111086649411	111082708772	111081295200	111083041920	111083643771	111086217579	111084463413	111086437674	111085019804	111086693948	111077814561	111076568667	111087021258	111068089835	111067902210
111085803939	111084557147	111084831399	111073963450	111086074479	111086649422	111082709469	111081295222	111083056511	111083643917	111086217636	111084478712	111086437696	111085020176	111086693971	111077889495	111076568847	111087021315	111068048627	111067918004
111085804132	111084572335	111084845697	111073978681	111086088799	111086618899	111082709526	111081295413	111083056599	111083548506	111086217906	111084478914	111086452705	111085020255	111086693982	111079261200	111076537742	111087021786	111068105249	111067932561
111085818889	111084572492	111084893634	111073992597	111086088980	111086619328	111082724477	111081309688	111083056667	111083548797	111086217940	111081096636	111086452806	111084990047	111086709115	111079150960	111076454256	111086995033	111068022214	111067947972
111085818890	111084587656	111084862359	111074008552	111086089396	111086619429	111082724703	111081309778	111083088280	111083564830	111086217995	111081097211	111086452918	111084990058	111086709137	111079165539	111076487195	111086995112	111068037029	111067979922
111085818913	111084587678	111084878222	111073950401	111086103023	111086619452	111082743096	111081310152	111083088639	111083564919	111086218008	111081127451	111086452963	111084991093	111086709148	111079230284	111076519719	111086995493	111068050114	111067948513
111085820095	111084602946	111084878435	111073993813	111086103056	111086619520	111082743502	111081218047	111083103301	111083565178	111086234488	111081127484	111086453199	111085004987	111086709205	111079261840	111076555708	111086995572	111068064423	111067949277
111085835394	111084648496	111084787591	111074024617	111086103067	111086619564	111082761445	111081218542	111083103660	111083565235	111086234590	111081127507	111086468353	111085005247	111086709328	111079261918	111076455381	111086995628	111068091759	111067997843
111085852001	111084618459	111084787748	111074055149	111086146514	111086633683	111082761849	111081233257	111083103716	111083565280	111086250802	111081143000	111086468432	111085005438	111086709407	111079166990	111076471154	111087008624	111068038648	111067998552
111085897729	111084618549	111084817438	111073952201	111086146581	111086633751	111082642397	111081233617	111083149671	111083581536	111086250925	111081158309	111086468498	111084915280	111086709441	111079181313	111076471176	111087008758	111068051148	111067998574
111085897820	111084619179	111084817584	111073995523	111086147043	111086633762	111082658181	111081234203	111083150763	111083582098	111086251656	111081172653	111086468599	111084915325	111086709474	111079181896	111076504195	111087008927	111068064670	111067999137
111085867883	111084633816	111084831568	111074040929	111086117893	111086633795	111082658316	111081251280	111083119566	111083598501	111086251724	111081187222	111086469703	111084930793	111086723852	111079198029	111076504364	111087009018	111068064805	111067964173
111085868200	111084634323	111084831737	111074040930	111086131686	111086633920	111082659362	111081265207	111083135441	111083598792	111086266955	111081187637	111086469747	111084930849	111086724044	111079198074	111076521307	111087009502	111068078428	111067964410
111085868288	111084541207	111084846553	111070180537	111086044634	111086633942	111082659429	111081265746	111083135496	111083613992	111086267248	111081201319	111086485666	111084930984	111086724066	111079213904	111076521330	111086917712	111068092200	111067965275
111085883870	111084541308	111084846575	111070089029	111086045051	111086633953	111082659441	111081325125	111083073273	111083614218	111086267271	111081201634	111086485969	111084931222	111086724101	111079231757	111076472571	111086917846	111068092772	111067981598
111085883971	111084541432	111084894219	111070135436	111086060249	111086634088	111082675887	111081325158	111083073880	111083614320	111086267451	111081097491	111086485970	111084931288	111086724303	111079137257	111076488848	111086918049	111068120943	111067887975
111085787389	111084557248	111084895625	111070181785	111086060788	111086543234	111082709650	111081325798	111083088785	111083659330	111086267462	111081097806	111086485992	111084946712	111086724325	111079137561	111076505859	111086918173	111068024104	111067904403
111085787581	111084557259	111084788345	111070182450	111086075324	111086543368	111082725962	111081311759	111083088819	111083644682	111086267608	111081112860	111086486027	111084946778	111086724392	111079152715	111076505871	111086918511	111068093267	111067904740
111085787918	111084572908	111084802656	111070166531	111086075436	111086543526	111082726446	111081234573	111083088932	111083644705	111086267675	111081112882	111086532759	111084946813	111086724404	111079167418	111076541624	111086933923	111068121674	111067904942
111085804637	111084573235	111084803152	111070166801	111086089464	111086543571	111082743816	111081234674	111083103963	111083549158	111086154355	111081127631	111086532827	111084960493	111086769425	111079167496	111076556990	111086933934	111068080566	111067904975
111085804817	111084573651	111084803208	111070183518	111086089532	111086558241	111082744222	111081251482	111083151348	111083549530	111086154816	111081143550	111086532906	111084960516	111086769795	111079168329	111076489131	111086933945	111068080779	111067966298
111085804839	111084589186	111084817876	111070166968	111086103821	111086558599	111082762019	111081266196	111083136565	111083549541	111086154861	111081158534	111086532928	111084961292	111086769908	111079199097	111076507075	111086934025	111068093571	111067888437
111085805043	111084604184	111084818260	111070108346	111086147391	111086558780	111082762132	111081267164	111083136712	111083549901	111086170634	111081158556	111086533480	111084961438	111086740671	111079214253	111076542625	111086934070	111055768633	111068001569
111085820376	111084604285	111084832110	111070109033	111086045613	111086573181	111082643051	111081281418	111083043214	111083549945	111086170678	111081159041	111086533558	111084975499	111086740749	111079233692	111076558699	111086934216	111055800449	111068001783
111085836621	111084604331	111084832121	111070185172	111086045691	111086573844	111082643613	111081281430	111083044327	111083583011	111086171095	111081172675	111086533862	111084975770	111086740996	111079249420	111076490852	111086949863	111055815760	111067936554
111085836801	111084649149	111084832299	111070185206	111086060834	111086588929	111082643668	111081281485	111083058928	111083583448	111086171185	111081202501	111086501698	111084976153	111086741166	111079249510	111076507671	111086964871	111055756494	111067952035
111085837183	111084649981	111084833492	111070153010	111086060957	111086589177	111082659777	111081281766	111083059121	111083599120	111086171219	111081202512	111086501834	111085020592	111086755240	111079138292	111076574237	111086965120	111055859869	111067968436
111085837307	111084650130	111084848027	111070076227	111086061048	111086589188	111082659878	111081297549	111083074577	111083614566	111086171253	111081098391	111086501913	111084991183	111086755273	111079153794	111076543312	111086965209	111055832129	111067907372
111085837396	111084634693	111084848432	111070109404	111086061734	111086589267	111082676877	111081235068	111083074780	111083659767	111086187496	111081113939	111086502329	111084991486	111086755330	111079153952	111076543851	111086965311	111055832398	111067969628
111085837408	111084634806	111084896514	111070123545	111086061756	111086589278	111082693483	111081235125	111083104942	111083659970	111086187698	111081129330	111086518090	111084991598	111086755363	111079184035	111076560209	111086965377	111031785344	111067909330
111085852337	111084634918	111084896615	111070186005	111086076415	111086589436	111082693898	111081267748	111083105167	111083630542	111086187711	111081129576	111086518270	111085005810	111086755419	111079250354	111076458845	111086965467	111031885682	111067924911
111085852810	111084541803	111084863754	111070094395	111086090624	111086603444	111082694462	111081282183	111083151742	111083630643	111086187845	111081144258	111086518360	111085005933	111086755510	111079139024	111076459329	111086979495	111077606289	111067924977
111085897909	111084542332	111084879920	111070139902	111086090871	111086603455	111082710720	111081282497	111083152787	111083631194	111086188004	111081144292	111086518674	111084915673	111086755677	111079139068	111076475529	111086979619	111077623323	111067909846
111085898584	111084558856	111084880034	111070186410	111086091029	111086603815	111082711079	111081327666	111083121334	111083646011	111086203440	111081144539	111086421004	111084916090	111086755734	111079169836	111076475721	111086979653	111077623479	111067909857
111085869425	111084558913	111084880629	111070186500	111086104372	111086603893	111082744974	111081298113	111083060189	111083646055	111086203518	111081144742	111086421059	111084931503	111086755789	111079185137	111076475866	111086979732	111077538845	111068005080
111085788346	111084574663	111084789537	111070155517	111086147740	111086604063	111082762985	111081298146	111083060460	111083550835	111086203653	111081173597	111086421419	111084931569	111086662528	111079185542	111076475967	111086979822	111077539532	111067972194
111085788391	111084589906	111084789773	111070095004	111086147852	111086649736	111082643770	111081298180	111083074937	111083550914	111086219098	111081098975	111086421420	111084932335	111086662539	111079201260	111076492270	111086979866	111077556935	111067990116
111085788515	111084590100	111084803398	111070186757	111086148819	111086650312	111082644625	111081298438	111083075028	111083566999	111086219122	111081098997	111086421464	111084932829	111086662641	111079216086	111076492517	111086979877	111077575026	111067910365
111085789088	111084590931	111084803545	111070156934	111086149045	111086650446	111082678633	111081312693	111083075310	111083584393	111086235489	111081099044	111086421475	111084947184	111086662809	111079140385	111076544021	111086979888	111077575420	111067941224
111085805717	111084604410	111084803578	111070095970	111086119840	111086650491	111082694697	111081314370	111083075332	111083584517	111086235647	111081114154	111086421497	111084947207	111086677131	111079169858	111076509448	111086979956	111077591394	111067956444
111085805728	111084604724	111084803590	111070188748	111086119974	111086650525	111082695104	111081220792	111083075411	111083584584	111086235883	111081145350	111086438024	111084947959	111086677300	111079171255	111076525851	111047875150	111077606773	111068006069
111085805841	111084604803	111084803770	111070171571	111086120167	111086650569	111082745942	111081221175	111083075556	111083584595	111086235940	111081175229	111086438035	111084947971	111086677401	111079185698	111076526166	111047966904	111077657162	111067990385
111085821906	111084604847	111084803837	111070098287	111086133914	111086619698	111082746729	111081221210	111083090654	111083600550	111086235951	111081189684	111086438136	111084962158	111086677434	111079186464	111076576790	111070410027	111077558320	111067990420
111085822165	111084604948	111084803916	111070127000	111086134421	111086619711	111082763852	111081236575	111083090700	111083616164	111086252028	111081190372	111086438170	111084976311	111086677647	111079186510	111076577241	111070348982	111077575655	111067990936
111085822211	111084605006	111084804232	111070173506	111086134645	111086619902	111082764011	111081254104	111083091138	111083616209	111086268621	111081204312	111086438215	111084976535	111086678053	111079236842	111076526324	111070349185	111077575699	111067911591
111085837510	111084620395	111084819283	111070114220	111086046456	111086620027	111082645165	111081283218	111083091262	111083660354	111086268823	111081115605	111086438282	111084976580	111086678075	111079252020	111076526537	111070349231	111077640861	111067973612
111085853451	111084620586	111084819430	111070127987	111086046715	111086620094	111082679139	111081283500	111083153519	111083660387	111086268968	111081115784	111086453649	111084977222	111086678109	111079156786	111076546438	111070379504	111077640939	111067973825
111085898854	111084635649	111084834112	111070159645	111086062656	111086634640	111082679432	111081328049	111083122278	111083632218	111086268991	111081176455	111086453694	111085021290	111086694242	111079156887	111076494823	111070411736	111077609833	111067943091

SCH-A-23

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111085898999	111084635807	111084834202	111070083168	111086076437	111086635539	111082679500	111081328599	111083139052	111083646280	111086269071	111081190631	111086453740	111085021469	111086694286	111079157002	111076511890	111070458434	111077626146	111067958064
111085899103	111084542499	111084834392	111070099895	111086076741	111086635562	111082695508	111081299079	111083139063	111083646415	111086269105	111081205706	111086454000	111085021560	111086694297	111079171604	111076528461	111070459503	111077626236	111067975243
111085870078	111084542523	111084849219	111070114512	111086076763	111086635618	111082712306	111081299923	111083045395	111083646651	111086154984	111081206314	111086469938	111084992061	111086694376	111079171930	111076512789	111070364609	111077524424	111067958143
111085870382	111084542646	111084849411	111070128775	111086076774	111086635629	111082729292	111081314448	111083045441	111083646785	111086156267	111081101565	111086469949	111085006316	111086694646	111079187487	111076530532	111070397504	111077541759	111067958299
111085870517	111084543535	111084896750	111070191023	111086076842	111086635663	111082747630	111081315034	111083060819	111083646831	111086156391	111081116932	111086469983	111084916562	111086694714	111079202520	111076530622	111070443517	111077525458	111067959201
111085885388	111076266853	111084897201	111070160052	111086091333	111086543773	111082747696	111081237374	111083076366	111083551241	111086171804	111081132266	111086470110	111084916652	111086694848	111079202621	111076530958	111070412164	111077560615	111067915191
111085885535	111076267124	111084897593	111070130262	111086105384	111086544314	111082646403	111081238061	111083076883	111083551263	111086188374	111081132682	111086470367	111084917192	111086694860	111079237102	111034146595	111070381787	111077560895	111067959852
111085789369	111076314598	111084864384	111070191933	111086105519	111086544460	111082662760	111081254249	111083091970	111083552400	111086188420	111081146946	111086470457	111084917338	111086694882	111079237269	111034073831	111070381899	111077578300	111067976457
111085789415	111076298612	111084865217	111070101844	111086149359	111086544561	111082663200	111081255172	111083154701	111083568115	111086188521	111081146991	111086486207	111084917350	111086694905	111079252727	111034086633	111070366690	111077642885	111067931425
111085789808	111076202976	111084881204	111070131623	111086149821	111086544606	111082680164	111081255194	111083154802	111083568520	111086188701	111081161864	111086486263	111084932997	111086710667	111079142174	111034124209	111070366870	111077627372	111067945431
111085789819	111076203494	111084790461	111070146900	111086150294	111086544651	111082696486	111081269560	111083155825	111083584753	111086188846	111081176512	111086486353	111084933077	111086725113	111079142309	111034161301	111070382564	111077526965	111067960663
111085790114	111076249359	111084790652	111070176903	111086150418	111086559589	111082696622	111081270001	111083123033	111083585013	111086188880	111081176578	111086486498	111084933482	111086725371	111079157653	111034151096	111070398583	111077561548	111068010413
111085790226	111076249360	111084804579	111070085441	111086135411	111086559657	111082696666	111081283588	111083123189	111083585147	111086203990	111081176589	111086486768	111084933628	111086725607	111079157710	111034077958	111070444844	111077562088	111067978392
111085806347	111076250654	111084804692	111070102889	111086135444	111086559679	111082697364	111081283915	111083139704	111083585271	111086219638	111081177096	111086486780	111084948938	111086725696	111079172335	111034151232	111070414683	111077562460	111067946263
111085806550	111076250700	111084804793	111070117548	111086136265	111086559691	111082730687	111081283926	111083046497	111083586025	111086220102	111081191249	111086486847	111084949287	111086725742	111079172548	111034091156	111070352291	111077562482	111065122896
111085807034	111076268743	111084819564	111070162357	111086063264	111086559837	111082731037	111081315348	111083061281	111083601786	111086220326	111081191328	111086486926	111084963249	111086770135	111079203330	111034115490	111070368186	111077579693	111065152192
111085807067	111076315397	111084820870	111070194217	111086077438	111086559938	111082748912	111081316484	111083061540	111083601821	111086220371	111081191575	111086533884	111084963317	111086770203	111079203385	111034080143	111070399708	111077595534	111065046420
111085822536	111076283212	111084820892	111070105264	111086077832	111086559994	111082749913	111081316507	111083077626	111083616300	111086220472	111081206482	111086533974	111084977525	111086770225	111079238743	111034155304	111070446318	111077595848	111065093152
111085839017	111076283829	111084834606	111037670398	111086077911	111086560008	111082766440	111081223379	111083077749	111083616603	111086220708	111081207168	111086534043	111084977615	111086770427	111079253739	111058819228	111070431592	111077644157	111065152967
111085839040	111076204024	111084834987	111060240588	111086078046	111086560020	111082647000	111081238117	111083092421	111083616692	111086236851	111081102319	111086534111	111084978021	111086741278	111079158946	111058898270	111070432054	111077628687	111065152978
111085839129	111076204125	111084850154	111060254820	111086092233	111086574171	111082664201	111081238410	111083092487	111083616759	111086252826	111081102746	111086534234	111085022246	111086741302	111079173640	111058869470	111070368647	111077527090	111065063474
111085839354	111076204192	111084850402	111060298389	111086093199	111086574249	111082680962	111081238443	111083092689	111062125335	111086252860	111081117832	111086534650	111085022437	111086741458	111079239418	111058822312	111070384533	111077527540	111065110039
111085839534	111076220943	111084866320	111060226313	111086093256	111086574362	111082681356	111081255554	111083092836	111062139992	111086253052	111081147510	111086502509	111084992623	111086742044	111079254538	111058884602	111070400341	111077544404	111065139726
111085854407	111076236029	111084866577	111060241871	111086093313	111086574373	111082697713	111081255598	111083108485	111062213041	111086269262	111081147712	111086503252	111084992803	111086742055	111079143276	111058899619	111070400352	111077544437	111065079651
111085900285	111076299635	111084882261	111060255955	111086106835	111086574542	111082698006	111081255756	111083156332	111062213355	111086269453	111081162685	111086503498	111084993174	111086742123	111079143298	111058870405	111070369749	111077580594	111065111300
111085900308	111076284404	111084882306	111060326987	111086150777	111086574575	111082698253	111081270191	111083123459	111062154438	111086269666	111081177456	111086518719	111084993635	111086756667	111079143805	111058855396	111070385792	111077644618	111065048905
111085900443	111076285742	111084882508	111060327270	111086151059	111086574687	111082698466	111081270449	111083123460	111062185612	111086269789	111081192699	111086518720	111085007889	111086756689	111079174258	111058840626	111070447915	111077613636	111065080574
111085870955	111076221461	111084883004	111060301250	111086121450	111086589469	111082714757	111081270641	111083123684	111062185678	111086269868	111081207595	111086518821	111084917653	111086756702	111079205523	111058857073	111070448703	111077546215	111065080822
111085885591	111076236759	111084791451	111060286038	111086121528	111086589470	111082731891	111081316967	111083123808	111062155383	111086157279	111081103253	111086519361	111084917697	111086757084	111079205668	111058811624	111070386478	111077631096	111065096100
111085885704	111076236995	111084791529	111060286162	111086121900	111086589616	111082732252	111081239365	111083140515	111062097793	111086157404	111081103433	111086519417	111084917866	111086757107	111079220979	111058827700	111070418609	111077631793	111065140829
111085886480	111076237187	111084821365	111060329250	111086136322	111086589706	111082749946	111081256825	111083140728	111062098200	111086157415	111081119104	111086519495	111084918429	111086757163	111079240364	111058843461	111070402848	111077529700	111065082329
111085790574	111076269395	111084850716	111073603844	111086136771	111086589728	111082750454	111081271721	111083047612	111062114311	111086157549	111081134516	111086519530	111084933831	111086663585	111079240623	111058875141	111070403052	111077529890	111065097066
111085791328	111076223137	111084850862	111073604654	111086136928	111086589773	111082750881	111081271844	111083047678	111062200159	111086157617	111081163798	111086519541	111084934012	111086663642	111079255427	111058843810	111070449647	111077564709	111065156725
111085807269	111076237873	111084899179	111073635816	111086048481	111086589896	111082665000	111081271956	111083047746	111062186848	111086172119	111081164104	111086421868	111084934102	111086663664	111079255539	111058877031	111070449670	111077582349	111065156747
111085807337	111076253242	111084866982	111073697702	111086048627	111086589964	111082665460	111081285490	111083047757	111062114647	111086173390	111081178648	111086422487	111084934393	111086663787	111079255573	111058800688	111070450436	111077598414	111065067906
111085807360	111076301695	111084867152	111073697915	111086048986	111086604412	111082665549	111081285513	111083047892	111062173800	111086188925	111081193061	111086422601	111084949445	111086663800	111079175271	111058800947	111070419307	111077530476	111065082374
111085807629	111076271400	111084867242	111073667103	111086049066	111086604434	111082681378	111081285771	111083047960	111062187849	111086189038	111081209025	111086422678	111084949557	111086678503	111079175462	111058909701	111070419475	111077548228	111065113986
111085823863	111076271477	111084867376	111073667967	111086064591	111086604467	111082682852	111081285872	111083062507	111062143829	111086189061	111064508714	111086438440	111084949760	111086678547	111079190931	111048171385	111070341558	111077565766	111065114268
111085823908	111076286956	111084883408	111073590276	111086064793	111086604557	111082698703	111081286143	111083063205	111062188648	111086205206	111064465772	111086438642	111084949838	111086678660	111079191549	111048156827	111070388267	111077566060	111065051718
111085823975	111076287306	111084883879	111073605082	111086078170	111086604962	111082699489	111081331009	111083078245	111062116010	111086205217	111064479946	111086438686	111084949849	111086678851	111079206726	111048144464	111070404132	111077566082	111065084376
111085839589	111076190961	111084884117	111073636345	111086078248	111086651357	111082715567	111081331368	111083078403	111062190157	111086220764	111064523148	111086438776	111084963889	111086678873	111079206748	111048115664	111070450830	111077566262	111065114774
111085839613	111076223968	111084884173	111073652646	111086078372	111086651403	111082732465	111081302085	111083094221	111062190371	111086220999	111064538548	111086438866	111084978740	111086694950	111079221576	111048146466	111070451189	111077583249	111065114897
111085839679	111076238650	111084792340	111073668676	111086078451	111086651481	111082732500	111081302344	111083110163	111062102903	111086221035	111064480746	111086438877	111084978841	111086694961	111079222038	111048161047	111070419835	111077583250	111065069964
111085854946	111076238683	111084792867	111073575617	111086078507	111086620869	111082734210	111081317441	111083156578	111062104095	111086221495	111064495191	111086438901	111084978986	111086694983	111079241275	111048161856	111070419891	111077633492	111065084837
111085854980	111076254186	111084806414	111073576078	111086107937	111086620993	111082734490	111081317610	111083156781	111062147799	111086221866	111064567078	111086438990	111084979055	111086695018	111079176058	111048100433	111070419903	111077532265	111065115742
111085901152	111076302618	111084806964	111073653344	111082051526	111086621163	111082751084	111081317711	111083156949	111062177938	111086237537	111064553848	111086454459	111084979123	111086695401	111079176081	111048194122	111070420017	111077532377	111065053316
111085901242	111076272399	111084836743	111073669891	111082099416	111086621400	111082751736	111081317755	111083124562	111062133525	111086237548	111064495911	111086454583	111084979156	111086695490	111079192180	111048132551	111070420477	111077548475	111065070708
111085901387	111076288486	111084837058	111073576652	111082067871	111086635719	111082768431	111081224426	111083124595	111062178894	111086237672	111064482816	111086454820	111057801903	111086711006	111079207356	111048212022	111070436496	111077549511	111065086615
111085871495	111076288802	111084851818	111073591930	111082084038	111086635944	111082666315	111081241290	111083124933	111062192889	111086254738	111064511684	111086454831	111057773811	111086711398	111079207592	111072235675	111070341930	111077583924	111065116552
111085886514	111076224475	111084899584	111073607309	111082084128	111086636215	111082683044	111081241694	111083125406	111062195488	111086254929	111064556975	111086470659	111057773901	111086711444	111079241848	111072235934	111070342245	111077583957	111065131863
111085886604	111076240361	111084899922	111073607310	111082084151	111086636271	111082683099	111081241908	111083141572	111062107166	111086254941	111064557033	111086470727	111057685408	111086711512	111079241950	111072251785	111070358770	111077634460	111065132347
111085887032	111076240462	111084900318	111073607578	111082084454	111086544707	111082683774	111081286402	111083047993	111062107515	111086255087	111064484739	111086470839	111057700013	111086711703	111079242232	111072252225	111070358882	111077634785	111065160674
111085887065	111076304171	111084868962	111073607590	111082084960	111086544741	111082700381	111081286514	111083063979	111062137631	111086270938	111064543083	111086470918	111057775149	111086726530	111079257564	111072333348	111070421041	111077532951	111065073509
111085887076	111076273222	111084869053	111073622283	111081987264	111086545180	111082700774	111081286963	111083064093	111062150939	111086271423	111064527906	111086471021	111057761908	111086726619	111079257597	111072349738	111070436766	111077584497	111065073622
111085887122	111076208893	111084884487	111073623026	111082019935	111086545304	111082700831	111081302759	111083079426	111062138531	111086271513	111064485943	111086487095	111057718999	111086726675	111079176878	111072222592	111070343639	111077585296	111065119320
111085791463	111076209333	111084884577	111073637649	111082053450	111086545360	111082716793	111081317968	111083079437	111062168051	111086271535	111064515015	111086487129	111057748723	111086726686	111079177701	111072236407	111070343662	111077650514	111065119533
111085791632	111076240765	111084792968	111073685709	111082053652	111086545450	111082734669	111081242044	111083094883	111053093474	111086157909	111064529717	111086487411	111057791990	111086770584	111079192731	111072252528	111070391171	111077650581	111065133821
111085792183	111076240833	111084793059	111073685866	111082099775	111086545483	111082752591	111081258513	111083110219	111053184778	111086157943	111064572412	111086487477	111057779424	111086770629	111079224355	111072269627	111070438162	111077618338	111065162373
111085808080	111076257224	111084793150	111073578069	111082100521	111086545966	111082768857	111081258771	111083110286	111053095331	111086173581	111064572445	111086487523	111057734616	111086770742	111079147124	111072270179	111070361189	111077533918	111065134675

SCH-A-24

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111085808226	111076304351	111084793239	111073609075	111082101038	111086560198	111082649732	111081273183	111083110590	111053140208	111086173660	111064561296	111086488265	111057734885	111086771653	111079147551	111072334451	111070375487	111077550827	111065149884
111085824347	111076273648	111084794016	111073638189	111082020544	111086560233	111082650756	111081287278	111083125822	111053170739	111086173727	111064474895	111086534784	111057735077	111086771664	111079209820	111072303143	111070375566	111077568815	111052093822
111085825270	111076193920	111084807381	111073686205	111082020791	111086560514	111082668069	111081287593	111083125912	111053126370	111086174201	111064489307	111086536258	111057793576	111086771945	111079209897	111072318565	111070375612	111077568871	111052080200
111085825281	111076194268	111084807404	111073671096	111082020993	111086560569	111082683965	111074373276	111083126014	111053113118	111086174346	111064532520	111086503892	111057752065	111086742572	111079225671	111072238162	111070424022	111077586657	111052065461
111085841379	111076226624	111084807640	111073625545	111082036798	111086560693	111082701214	111074421641	111083141695	111053204018	111086189937	111064518388	111086503915	111057795444	111086742594	111079226481	111072336622	111070438612	111077619160	111052053514
111085841616	111076257471	111084807820	111073688094	111082085028	111086560749	111082701764	111074389464	111083142102	111053189526	111086190579	111085610227	111086504028	111057795703	111086742729	111079226582	111072337061	111070344663	111077534515	111052129080
111085841728	111076305891	111084807987	111073655863	111082085039	111086560761	111082717299	111074390084	111083049467	111053144594	111086205509	111085610441	111086519754	111057737013	111086742785	111079259049	111072239792	111070344674	111077534526	111052024512
111085841830	111076290412	111084808045	111073671636	111082085152	111086560806	111082717963	111074405463	111083080484	111053190775	111086206465	111085656654	111086520183	111057782473	111086742842	111079147843	111072240345	111070344944	111077570784	111052087959
111085856050	111076227793	111084823110	111073672424	111082054530	111086574801	111082753569	111074341529	111083080574	111053144998	111086206476	111085656698	111086520295	111057796928	111086742875	111079227213	111072272306	111070345552	111077587535	111052046303
111085856218	111076243016	111084823378	111073594517	111082021365	111086575026	111082754661	111074310671	111083080596	111053206481	111086206487	111085625346	111086520307	111057709450	111086742910	111079245246	111072288189	111070392015	111077587568	111052046550
111085856634	111076258124	111084823435	111073594618	111082037553	111086575037	111082770670	111074358291	111083095985	111053118696	111086222159	111085626224	111086422746	111057770605	111086742954	111079165337	111072337207	111070455464	111077587603	111052076148
111085902423	111076307635	111084838048	111073609996	111082037564	111086575149	111082770793	111074407049	111083096335	111053210082	111086222485	111085626268	111086422836	111057799718	111086743001	111026852444	111072337791	111070455475	111077602959	111052107109
111085902513	111076275549	111084852516	111073610044	111082037654	111086575813	111082651094	111074326702	111083111153	111053180493	111086222867	111085641513	111086422915	111057785757	111086757275	111035117662	111072321985	111070425023	111077652965	111040712254
111085902816	111076275628	111084852550	111073610235	111082086232	111086591338	111082651689	111074343666	111083111164	111053136887	111086238235	111085547103	111086439160	111057711105	111086757499	111035110003	111072225685	111070440558	111077620117	111051932654
111085872610	111076195809	111084852684	111073610426	111082086300	111086591484	111082651779	111074359326	111083111535	111060809837	111086238268	111085562425	111086439991	111057757149	111086758018	111035096343	111072256971	111070346957	111077636451	111052010067
111085872957	111076228211	111084852910	111073626063	111082055159	111086605301	111082685552	111074375795	111068571594	111060751709	111086239090	111085562492	111086440050	111042327517	111086664249	111035169669	111072273295	111070377467	111077637227	111052014858
111085887852	111076243645	111084900835	111073672626	111082055250	111086605660	111082685888	111074392985	111068571606	111060706484	111086255683	111085563370	111086440173	111042348453	111086664294	111072549998	111072273655	111070377636	111077536157	111051907162
111085792475	111076243825	111084901959	111073595710	111082070684	111086605693	111082702170	111074327499	111068585993	111060720817	111086255795	111085563482	111086440229	111042383160	111086664496	111072592536	111072322975	111070441571	111077553066	111052016489
111085792497	111076259305	111084869198	111073642296	111082071034	111086652112	111082754896	111074344319	111068527360	111060738265	111086256022	111085563527	111086455236	111042332131	111086664575	111072592558	111072242101	111070379290	111077553325	111052017121
111085792790	111076259945	111084869378	111073581311	111082071180	111086652213	111082771974	111074344645	111068541793	111060798687	111086271636	111085595195	111086455337	111042424807	111086664676	111072564388	111072307732	111081808851	111077588233	111061004846
111085792802	111076196305	111084885163	111073596711	111082071225	111086652347	111082772425	111074344724	111068600171	111060785403	111086271647	111085595601	111086455359	111042428632	111086679021	111072503460	111072226732	111081711360	111077604030	111061046145
111085792880	111076196484	111084885332	111073612035	111081990639	111086621871	111082652398	111074360373	111068512106	111060799701	111086271681	111085610586	111086455472	111042429532	111086679098	111072518646	111072258692	111081727255	111077604096	111061019954
111085793252	111076196585	111084794139	111073612406	111081991270	111086621905	111082652567	111074408916	111068543098	111060785942	111086272121	111085610812	111086455629	111042343010	111086679245	111072518691	111072258759	111081727266	111077621950	111061019987
111085793588	111076212393	111084808382	111073659755	111082038813	111086622153	111082669396	111074409131	111068586871	111060739907	111086272187	111085657497	111086456013	111047708908	111086679379	111072518804	111072275725	111081727413	111077536506	111060961713
111085793645	111076212708	111084808922	111073659890	111082086940	111086636383	111082669521	111074313764	111068574058	111060786864	111086272233	111085627348	111086456024	111047633703	111086679380	111072533788	111072276715	111081727794	111077554483	111060975741
111085809429	111076244343	111084808933	111073675067	111082055924	111086636563	111082686407	111074327949	111068480920	111060786932	111086272367	111085532275	111086456035	111047588858	111086679425	111072534037	111072292320	111081777496	111077572966	111060990850
111085825539	111076308883	111084808955	111073675427	111082056194	111086636585	111082686632	111074345691	111068528080	111060772454	111086272435	111085532310	111086471908	111047622026	111086679650	111072550888	111072292746	111081823252	111077589379	111060991514
111085825641	111076277642	111084823738	111073582299	111082071809	111086636664	111082703249	111074345882	111068529250	111060696606	111086272457	111085532567	111086471975	111047653198	111086679683	111072593199	111072292768	111081793674	111077655384	111061034287
111085825775	111076293785	111084823941	111073628515	111082071810	111086636776	111082719808	111074346300	111068588479	111060725801	111086158742	111085547349	111086472022	111047639888	111086679740	111072593267	111072293444	111081744670	111077655395	111060962950
111085842303	111076230539	111084838093	111073691122	111081974079	111086636798	111082719910	111074410414	111068574632	111060697517	111086158944	111085547451	111086472055	111047642938	111086679762	111072593739	111072342281	111081744928	111077638790	111060992054
111085842538	111076261959	111084838363	111073691469	111081974125	111086636822	111082719965	111074395001	111068574788	111060711941	111086159057	111085548069	111086472101	111082637199	111086679852	111072565255	111072310039	111081744951	111077590843	111061007287
111085857477	111076262567	111084853191	111073583144	111081974631	111086637104	111082737774	111074346951	111068514209	111060698484	111086174717	111085579445	111086472134	111082637234	111086679863	111072504832	111072310309	111081760779	111067251273	111061021575
111085903097	111076310189	111071910360	111073583470	111082007639	111086546316	111082738191	111074410829	111068544774	111060759022	111086174740	111085579603	111086472303	111082604632	111086696176	111072519221	111072245991	111081761613	111067265043	111060976966
111085873206	111076310437	111071910539	111073598881	111082007763	111086546440	111082755538	111074411246	111068589076	111060790724	111086174863	111085579658	111086472369	111082604643	111086696211	111072580454	111072294692	111081777867	111067194280	111060948987
111085794062	111076310505	111071973123	111073692112	111082023503	111086546541	111082755549	111074330785	111068561100	111060760057	111086174920	111085579760	111086488276	111082605363	111086696222	111072551452	111072294849	111081824499	111067223755	111060994012
111085794219	111076278485	111071865684	111073584954	111082023626	111086546721	111082755976	111074347637	111068575813	111060791725	111086191345	111085579805	111086488524	111082622418	111086696301	111072551610	111072342326	111081793988	111067265155	111060994865
111085794736	111076278812	111071881356	111073599769	111082023930	111086546776	111082756719	111074379294	111068483394	111060713910	111086191378	111085595825	111086488603	111082520561	111086696356	111072566212	111072342764	111081794158	111067265739	111060950519
111085809722	111076262950	111041177890	111067056850	111082087851	111086546800	111082772795	111074380106	111068498525	111060714359	111086191446	111085595847	111086488670	111082539178	111086696367	111072473084	111072342821	111081809683	111067180566	111060951611
111085809890	111076311124	111041262255	111067029489	111082088650	111086561414	111082772863	111074301211	111068499795	111060714472	111086206588	111085595971	111086488816	111082556144	111086696514	111072473141	111072230490	111081712787	111067223867	111060996609
111085810128	111076311753	111041246213	111067043159	111082057443	111086561470	111082653074	111074363972	111068589683	111060730188	111086206645	111085596589	111086488872	111082556313	111086696547	111072473196	111072230502	111081712811	111067197069	111060936557
111085826844	111076295079	111041267340	111066949399	111081975485	111086561582	111082653625	111074364366	111068590090	111060732337	111086223150	111085642446	111046717053	111082572782	111086696828	111072505338	111072246150	111081713339	111067225465	111060953185
111085827025	111076199500	111063801618	111066969739	111081975722	111086561751	111082653647	111074364377	111068590876	111060806878	111086223352	111085643010	111046749654	111082572816	111086696907	111072581725	111072261786	111081713632	111067238908	111061040420
111085827384	111076199779	111063845986	111067014304	111081975979	111086576128	111082670264	111074380959	111068576599	111060732876	111086223363	111085611576	111046703328	111082572951	111086696929	111072551856	111072295086	111081729640	111067238920	111060997981
111085842695	111076216139	111063756066	111066952809	111081992844	111086591923	111082670512	111074380982	111068577297	111060716339	111086223587	111085611598	111046705184	111082589612	111086711871	111072551979	111072295446	111081779184	111067253466	111060998409
111085842875	111076231619	111063787183	111067030436	111081992912	111086592069	111082687385	111074302199	111068484418	111060763780	111086223699	111085611745	111054710011	111082637436	111086712153	111072490072	111072295637	111081824905	111067253668	111061014544
111085843348	111076232429	111063803160	111066985322	111081993058	111086606931	111082687420	111074317230	111068501058	111060765872	111086239472	111085611802	111054739618	111082637694	111086712232	111072536972	111072343844	111081825029	111067211774	111060983942
111085843371	111076264154	111063834849	111066985984	111081993328	111086607055	111082687565	111074317432	111068548138	111048015720	111086239506	111085627977	111054726030	111082606083	111086712333	111072553061	111072343934	111081825131	111067281748	111061042095
111085843393	111076264176	111063835727	111066986031	111082008843	111086652718	111082687790	111074333238	111068563168	111048062856	111086240036	111085628035	111054743343	111082505126	111086726776	111072568348	111072312277	111081825625	111067254388	111061042602
111085858153	111076264479	111063836133	111066986097	111082024245	111086652820	111082704644	111074365312	111068577792	111047968872	111086240216	111085532871	111054802282	111082520864	111086726888	111072568371	111072327521	111081795047	111067198206	111061014779
111085858287	111076312024	111063849744	111067045151	111082024313	111086652831	111082705612	111074398970	111068591912	111047969514	111086240261	111085532916	111054727851	111082539538	111086726899	111072491613	111072296852	111081795115	111067282480	111061014791
111085858300	111076280972	111063759216	111067031707	111082025415	111086653124	111082721047	111074318095	111068563731	111048050774	111086240452	111085533063	111054771276	111082540316	111086727687	111072475558	111072296975	111081810966	111067255514	111061000864
111085903604	111076281399	111063774864	111066937543	111082041323	111086622445	111082721058	111074318107	111068503106	111048051898	111086240542	111085548249	111054715049	111082556931	111086727700	111072583569	111072312435	111081810977	111067268383	111061043412
111085903648	111076199982	111063850915	111066955431	111082089628	111086622793	111082721227	111074318477	111068503397	111048005235	111086256448	111085548452	111054817817	111082557538	111086772092	111072555085	111072312615	111081811260	111078971645	111061001438
111085904841	111076200615	111066538629	111066956487	111082057814	111086622861	111082738393	111074333519	111068519114	111048052989	111086256730	111085548766	111054789499	111082557640	111086772339	111072569574	111072312626	111081714026	111079015623	111061002484
111085904896	111076200873	111066471355	111067046635	111082058286	111086622939	111082756764	111074333597	111068550760	111048022526	111086272480	111085564326	111054718558	111082573222	111086772665	111072569754	111072312839	111081714150	111078984852	111060972412
111085904964	111076216993	111066572504	111067017611	111082073520	111086622940	111033811278	111074333610	111068593699	111048007406	111086272659	111085564438	111054762232	111082573671	111086772722	111072509242	111072248051	111081714633	111078911278	111060988093
111085874555	111076217118	111066540138	111066938285	111081976004	111086622995	111033805574	111074365514	111068505186	111047979706	111086273155	111085564449	111054750600	111082573806	111086772799	111072524597	111072345891	111081730282	111078925813	111060973468
111085889214	111076218052	111066472817	111067001939	111081976071	111086637227	111033819917	111074366492	111068520015	111047995298	111086273267	111085564618	111054810034	111082622913	111086743191	111072584212	111072314213	111081730428	111078955333	111056951852
111085889427	111076233059	111066524860	111067047401	111081976116	111086637362	111076531768	111074414935	111068536326	111048090352	111086273379	111085564630	111054720876	111082623420	111086743641	111072555939	111072329040	111081762759	111078955401	111056851503

SCH-A-25

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111085889472	111076233127	111066440845	111066958962	111081976734	111086637643	111076548092	111074383288	111068536528	111048058222	111086274099	111085565057	111054751982	111082590456	111086743708	111072555951	111072249210	111081825906	111078912167	111056955799
111085889494	111076233374	111066441194	111066988426	111081993902	111086637980	111076564258	111074335128	111068536742	111048092242	111086159697	111085580582	111054752253	111082590658	111086743797	111072510211	111072265768	111081796813	111078941260	111050375148
111085795119	111076248426	111066489332	111067003098	111082041569	111086546923	111076564685	111074366986	111068505276	111051735374	111086159721	111085580649	111085354109	111082607073	111086744035	111072510222	111072298472	111081715207	111078956840	111050444033
111085795131	111076265010	111066526019	111066960011	111082041996	111086546945	111076480615	111074335960	111068505490	111051676200	111086159787	111085581404	111085355100	111082607118	111086758175	111072510592	111072346522	111081715858	111078971836	111050362638
111085795625	111076313429	111066474527	111066974791	111082075050	111086547104	111076481223	111074352510	111068553099	111051724495	111086175189	111085597007	111085402787	111082505283	111086758591	111072585099	111072299440	111081748551	111078927411	111050378961
111085795669	111076281670	111066558700	111067048806	111081976880	111086547249	111076496612	111074352745	111068522219	111051646971	111086175279	111085597120	111085403092	111082522013	111086758603	111072585123	111072347499	111081764188	111078927624	111050446619
111085810814	111076201942	111066558799	111067020323	111081977094	111086547665	111076533603	111074416926	111068522376	111051726813	111086175505	111085643874	111085370499	111082522866	111086758771	111072571173	111072316406	111081781211	111078942351	111050385420
111085810847	111076218197	111066559004	111067020750	111081977241	111086561908	111076580773	111074401087	111068554528	111051649839	111086176034	111085613297	111085386137	111082522899	111086664845	111072571241	111072316484	111081781301	111078957087	111050436999
111085810869	111076234319	111066542411	111067035868	111081977331	111086561931	111076580830	111074320425	111068554696	111051652451	111086192087	111085628271	111085290333	111082540686	111086665093	111072571869	111072331559	111081826648	111079003305	111050487591
111085810948	111076248820	111066559789	111066961832	111081994318	111086561964	111076449025	111074320638	111068583867	111051731796	111086192098	111085628383	111085305622	111082541564	111086665149	111072495549	111072251369	111081796880	111079003350	111050389705
111085811040	111076249056	111066528066	111066991677	111082010587	111086561986	111076449564	111074368900	111068583979	111072713902	111086192289	111085628754	111085305655	111082557987	111086665329	111072510738	111059511026	111081812946	111079003394	111050405524
111085811387	111076266224	111066508211	111067006147	111082011218	111086562516	111076449890	111074369451	111068492710	111072699488	111086192290	111085533591	111085305778	111082574515	111086679885	111072527174	111059450590	111081716983	111078987383	111050438632
111085811433	111071717433	111066508389	111067050540	111082026405	111086562606	111076498861	111074417286	111068508448	111072639819	111086192391	111085533849	111085305936	111082624151	111086680258	111072586315	111059451186	111081732543	111078898700	111050439217
111085827474	111071717792	111066560927	111067051147	111082042717	111086562628	111076514174	111074417488	111068555035	111072653275	111086192582	111085534109	111085321305	111082624331	111086680270	111072557885	111059438282	111081749103	111078899329	111037146172
111085828194	111071703988	111066560949	111067021997	111082043101	111086562662	111076514613	111074386483	111068584600	111072669148	111086192593	111085534154	111085321776	111082591615	111086680292	111072572387	111059483978	111081781615	111078913887	111064956924
111085843753	111071627073	111066561041	111067022202	111082090765	111086562684	111076565350	111074402819	111068494060	111072714992	111086207994	111085549486	111085337919	111082591727	111086680304	111072479002	111059423972	111081781895	111078928951	111064970357
111085843854	111071657335	111066528381	111067022493	111082090800	111086562763	111076450465	111074403337	111068541445	111072594538	111086224375	111085549600	111085337986	111082592391	111086680584	111072479721	111059500686	111081781963	111078943138	111064986635
111085844091	111071719435	111066492426	111067036522	111082059490	111086576791	111076466721	111074322089	111068555990	111072594662	111086225040	111085549767	111085337997	111082608041	111086680607	111072496911	111059424434	111081828336	111078943183	111064930106
111085858759	111071642687	111066561951	111066977378	111082059669	111086577039	111076499356	111074355041	111060064717	111072625162	111086225051	111085549835	111085387116	111082507599	111086680618	111072497046	111059396072	111081828392	111079004182	111064987748
111085859378	111071642801	111066462771	111066992229	111082076422	111086577152	111076515591	111074370543	111060105027	111072625601	111086240575	111085565585	111085387611	111082507689	111086697054	111072497080	111059441590	111081798028	111079004250	111065002905
111085859435	111071658875	111066478149	111067051732	111081978118	111086592160	111076534930	111074370611	111060105881	111072625690	111086240755	111085566238	111085387644	111082541676	111086697133	111072512437	111059488625	111081798051	111079004351	111064945618
111085905077	111071659281	111066510517	111067051866	111081995218	111086592351	111076551412	111074387316	111060081176	111072699983	111086240889	111085566351	111085387824	111082541698	111086697166	111072527499	111059457609	111081798196	111079004520	111064958836
111085905303	111071690477	111066563908	111067022808	111081995263	111086592441	111076466866	111074307790	111060021383	111072700740	111086240979	111085581673	111085403801	111082541924	111086697278	111072527770	111059488737	111081734051	111078974356	111064958892
111085905426	111071611492	111066480759	111066963665	111082011342	111086592463	111076467812	111074322506	111060036031	111072686608	111086274426	111085581785	111085403946	111082542037	111086697751	111072527916	111059504972	111081749697	111078900300	111064931994
111085905606	111071611672	111066495463	111066963766	111082011667	111086607505	111076483641	111074339032	111060094989	111072595225	111086274516	111085582528	111085403980	111082542183	111086712805	111072542867	111059445505	111081749811	111078915193	111064959893
111085905628	111071642991	111066532487	111067008082	111082012499	111086654440	111076500102	111074389183	111059993031	111072595360	111086274718	111085598053	111085404048	111082542318	111086712939	111072558190	111059400630	111081749934	111078915227	111064989885
111085905684	111071643172	111066532498	111067038951	111082043707	111086654967	111076536347	111074308612	111060069981	111072625780	111086275135	111085644640	111085404330	111082542374	111086712984	111072558415	111059415557	111081766180	111078929637	111065020646
111085876355	111071660496	111066512676	111066944901	111082043774	111086623211	111076452489	111074309208	111060084821	111072640967	111086160194	111085644695	111085371366	111082575583	111086713109	111072558471	111059431117	111081766304	111078929794	111064990405
111085876401	111071660564	111066565528	111066945700	111082060447	111086623299	111076501440	111074340337	111060085057	111072654647	111086176393	111085644819	111085276382	111082625174	111086713211	111072479990	111059493429	111081798578	111078943587	111065035338
111085890407	111071660575	111066566417	111066964824	111081979085	111086623536	111076502014	111074356479	111060040429	111072654906	111086176416	111085644921	111085276517	111082592649	111086713244	111072480329	111059401024	111081798950	111078944544	111064933929
111085890609	111071675627	111066566529	111066979763	111082012578	111086623592	111076568454	111074372387	111059997271	111072687261	111086176528	111085645236	111085290940	111082592683	111086713301	111072513078	111059416974	111081799490	111078958875	111064990832
111085796581	111071675739	111066533387	111067009207	111082012815	111086638060	111076537124	111044224649	111060098905	111072611268	111086177158	111085645315	111085291097	111082592694	111086713402	111072528096	111059477959	111081814241	111078959674	111065007652
111085796895	111070826602	111066549418	111067053734	111082013131	111086638082	111076537179	111044296716	111060072569	111072701897	111086177170	111085613321	111085291165	111082592807	111086727801	111072544241	111059478152	111081814409	111078959865	111065022367
111085796907	111070732664	111066513295	111067025036	111082029453	111086638127	111076537438	111044284229	111060058361	111072702034	111086192717	111085613893	111085306465	111082592885	111086727845	111072559393	111059494239	111081718132	111078975661	111064934559
111085797267	111070780128	111066513330	111066966039	111082029622	111086638239	111076537450	111044316641	111060089512	111072671477	111086192919	111085613949	111085322058	111082592931	111086727889	111072559438	111059433131	111081718446	111078989521	111064934953
111085797290	111070733957	111066467967	111066980417	111082078143	111086639083	111047015235	111044302387	111060044276	111072688509	111086193820	111085613983	111085322216	111082593000	111086728767	111072559797	111059433838	111081734264	111078900748	111064992485
111085811590	111070749033	111066468126	111067009757	111081997939	111086547834	111047048770	111044305874	111060059610	111072597878	111086208906	111085614007	111085322564	111082593044	111086728857	111072574200	111059464214	111081750385	111078930864	111065036924
111085811972	111070749998	111066468272	111067054959	111082030253	111086547845	111041681115	111050779214	111060101517	111072627221	111086225118	111085614029	111085322621	111082608793	111086728868	111072481308	111059495487	111081767372	111078944858	111065023504
111085812142	111070766470	111066468317	111067040202	111082045888	111086548059	111041643168	111050815417	111060001628	111072627535	111086225129	111085630049	111085338381	111082608917	111086773273	111072497822	111059495780	111081767721	111078944915	111065024022
111085828273	111070781714	111066568004	111067010029	111082093791	111086548060	111041643247	111050880093	111060001943	111072642666	111086226074	111085630061	111085338820	111082524486	111086773408	111072588610	111057341362	111081783998	111078959999	111064978265
111085828453	111070827366	111066535895	111067055949	111082063114	111086548251	111052503738	111050798945	111060062164	111072657808	111086241396	111085630487	111085387914	111082524497	111086773453	111072575436	111057429358	111081829696	111079006296	111064993127
111085828532	111070797621	111066536021	111067056412	111082063204	111086548262	111052403186	111050866581	111060002180	111072673121	111086241464	111085630566	111085387992	111082524655	111086773486	111072483524	111057401280	111081829731	111078931472	111065038263
111085828677	111070782535	111066468418	111067042833	111082063608	111086548307	111052432683	111050787044	111060017298	111072690209	111086241587	111085630612	111085388027	111082524824	111086773509	111072499217	111057386169	111081829775	111078962117	111065009687
111085829016	111070797878	111066499467	111066948286	111082079346	111086562864	111052463395	111050871307	111054263946	111072598701	111086242443	111085630623	111085388061	111082525364	111086773510	111072499813	111057371848	111081829797	111078962162	111065010791
111085829083	111070814003	111066568813	111066997459	111082079469	111086562910	111052450807	111050887911	111054336307	111072627771	111086242454	111085630667	111085388072	111082542655	111086744349	111072500692	111057431711	111081830250	111079006702	111065010870
111085844877	111070751687	111066469914	111066997864	111081998020	111086562943	111052421704	111050824518	111054337162	111072643151	111086242511	111085534592	111085388241	111082625499	111086744631	111072515834	111057358810	111081830283	111079006779	111064966903
111085844990	111070782861	111066484810	111067012144	111082013883	111086562998	111052422648	111050790958	111054338107	111072658281	111086258529	111085534604	111085355133	111082593235	111086745003	111072546388	111057386978	111081815400	111079006881	111065027586
111085845676	111070784166	111066485899	111086856770	111082013995	111086563146	111052437802	111050843676	111054352451	111072658427	111086258811	111085535256	111085355144	111082593448	111086745036	111072546670	111057432970	111081815501	111078977090	111064967050
111085859716	111070814418	111066569623	111086856983	111082030589	111086563157	111052440211	111050794389	111054340155	111072673738	111086275359	111085535379	111085355762	111082594382	111086745047	111072576561	111057405352	111081719335	111078977450	111065028509
111085860549	111070768652	111066537572	111086857298	111082030624	111086563371	111052429443	111050893042	111054366917	111072644084	111086275360	111085550231	111085355795	111082610268	111086745104	111072501110	111057374582	111081719649	111078990871	111064940130
111085906258	111070799724	111066554436	111086857401	111082046744	111086563438	111055526646	111050862183	111054272160	111072644433	111086275450	111085550286	111085355807	111082610448	111086759008	111072501491	111057333363	111081734781	111078903145	111064940220
111085906461	111070721482	111048984512	111086857412	111082095254	111086563742	111055613610	111069911650	111054355207	111072704676	111086276754	111085566586	111085356099	111082610459	111086759176	111072516341	111057361881	111081736390	111078903314	111064940567
111085876793	111070737355	111048936081	111086857546	111082064519	111086563786	111055529335	111069911852	111054314897	111072674694	111086276866	111085582898	111085356572	111082610651	111086759244	111072591298	111057361971	111081736570	111078918028	111064955473
111085876827	111070816443	111048988145	111086902301	111082079919	111086577398	111055529526	111069832179	111054289146	111072675493	111086276901	111085598301	111085372570	111082525971	111086665419	111072563422	111057390636	111081751993	111078918062	111040861417
111085890711	111070738299	111049003661	111086902323	111081982494	111086577433	111055558944	111069865614	111054371014	111072614069	111086277003	111085598941	111085372671	111082526208	111086665532	111072578158	111057391558	111081768159	111078932259	111040796144
111085890856	111070770385	111048906864	111086902424	111081999380	111086577589	111055616837	111069865692	111054359515	111072645131	111086161634	111085599290	111085276999	111082526398	111086666869	111072578338	111057391974	111081830744	111078947761	111040849390
111085891622	111070786898	111048957703	111086902514	111081999469	111086577590	111055516577	111069882084	111086359880	111072677844	111086161645	111085645494	111085277417	111082544567	111086680887	111072487067	111057436604	111081830856	111079007321	111040779112
111085798268	111070832407	111048893151	111086902581	111081999537	111086577624	111055530810	111069912527	111086359903	111072692458	111086177507	111085614726	111085277495	111082544972	111086680933	111072502223	111057364873	111081831048	111079007466	111040798236
111085812388	111070723664	111048943742	111086902862	111082015751	111086577860	111055560846	111069850067	111086360758	111072692841	111086193910	111085615132	111085277574	111082544983	111086681293	111072517825	111057439089	111081831431	111078977720	111040784792

SCH-A-26

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
111085812401	111070740168	111048914289	111086903212	111082015931	111086577916	111055518614	111069882220	111086405466	111072601650	111086193965	111085615266	111085277608	111082561689	111086681327	111072517836	111057412989	111081801067	111078904472
111085813176	111070803360	111052215705	111086903267	111082048140	111086593149	111055519693	111069929132	111086405624	111072631798	111086194023	111085630735	111085277619	111082561915	111086681451	111072518208	111057426074	111081801168	111078904517
111085829320	111070803742	111052232467	111086903324	111082095973	111086593532	111055606566	111069913887	111086405646	111072660880	111086194102	111085551186	111085293123	111082577877	111086681484	111072533216	111057381300	111081815691	111078918860
111085829331	111070819198	111052187679	111086871384	111082096008	111086593767	111055621563	111069818005	111086405804	111072706689	111086194348	111085551399	111085307635	111082627334	111086681709	111057900824	111057382187	111081815905	111078932990
111085845823	111070740720	111052237372	111086871520	111082096402	111086593857	111055523575	111069835127	111086405949	111072678845	111086226445	111085551456	111085307826	111082594708	111086698460	111057803275	111082988615	111081816478	111078933496
111085845980	111070772770	111052159690	111086871564	111082064991	111086608955	111055552230	111069915777	111086405983	111072616500	111086227075	111085551793	111085307882	111082594900	111086698493	111057838666	111083034191	111081719964	111078963163
111028498543	111070773388	111052189558	111086871586	111082081350	111086608966	111055566471	111069915845	111086376306	111072632025	111086227200	111085552334	111085323150	111082595013	111086698617	111057886388	111083003119	111081720528	111078963174
111075038309	111070834319	111052176059	111086871597	111081983439	111086609406	111055553231	111069820042	111086376362	111072632148	111086227367	111085567284	111085338842	111082611977	111086698673	111057917271	111083003142	111081720562	111078963208
111075038567	111070758167	111052239497	111086872048	111082001600	111086655216	111055524925	111069836162	111086391190	111072646424	111086243006	111085568500	111085338998	111082510582	111086698741	111057902826	111083018474	111081737166	111079008872
111074931276	111070725486	111052254337	111086886795	111082048870	111086623851	111055582794	111069854274	111086391549	111072707264	111086243433	111085583732	111085339719	111082527298	111086698785	111057824919	111083018991	111081737403	111079009312
111074945619	111070726780	111052179366	111086887033	111082048904	111086623873	111055598128	111069836645	111086297465	111072708164	111086243657	111085599885	111085339911	111082527478	111086713727	111057904211	111083019037	111081752781	111078978259
111074960076	111070758875	111052164898	111086887099	111082048960	111086624830	111073785126	111069836881	111086297724	111072694382	111086259317	111085600260	111085339977	111082545399	111086713738	111057826348	111082924570	111081753085	111078905327
111074961235	111070790321	111052180885	111086887235	111082049141	111086624841	111073713879	111069902931	111086297847	111072647650	111086259889	111085646754	111085340104	111082545524	111086713840	111057842278	111082924862	111081785215	111078919579
111074991946	111070805991	111052243021	111086887303	111082097100	111086624852	111073714061	111069887764	111086298006	111072648145	111086259924	111085646800	111085388915	111082545872	111086713895	111057874767	111082939992	111081831903	111078919793
111075022616	111070806060	111052153278	111086887370	111082097548	111086624863	111073714140	111069840392	111086298152	111072662804	111086277014	111085646901	111085389040	111082546660	111086714267	111057889853	111082940084	111081801764	111078934385
111074931681	111070759056	111052214085	111086887460	111082066410	111086625000	111073742781	111069904315	111086313037	111072603337	111086277104	111085536886	111085389073	111082562107	111086728947	111057891193	111083019318	111081802035	111078949099

SCH-A-27

SCHEDULE B-1

REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE SERVICER

REGARDING THE RECEIVABLES

1.   Characteristics of Receivables.  Each Receivable (A) was originated (i) by GM Financial or (ii) by a Dealer and purchased by GM Financial from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with GM Financial and was validly assigned by such Dealer to GM Financial pursuant to a Dealer Assignment, (B) was originated by GM Financial or such Dealer for the retail sale of a Financed Vehicle in the ordinary course of GM Financial’s or the Dealer’s business, in each case (i) was originated in accordance with GM Financial’s credit policies and (ii) was fully and properly executed by the parties thereto, and (iii) GM Financial and, to the best of the Seller’s and the Servicer’s knowledge, each Dealer had all necessary licenses and permits to originate Receivables in the State where GM Financial or each such Dealer was located, (C) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, and (D) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File or the Servicer’s electronic records relating thereto.

2.   Compliance with Law. All requirements of applicable federal, State and local laws, and regulations thereunder (including, without limitation, usury laws, the federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulations “B” and “Z” (including amendments to the Federal Reserve’s Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Servicemembers Civil Relief Act, each applicable State Motor Vehicle Retail Installment Sales Act, the Gramm-Leach-Bliley Act and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables and the Financed Vehicles, have been complied with in all material respects.

3.   Binding Obligation.  Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Cutoff Date of the Servicemembers Civil Relief Act, as amended; and, to the best of the Seller’s and the Servicer’s knowledge, all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

4.   Schedule of Receivables. The information set forth in the Schedule of Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the Cutoff Date.

SCH-B-1-1

5.   Marking Records. Each of GM Financial and the Seller agree that the Receivables have been sold to the Trust pursuant to the Sale and Servicing Agreement and Granted to the Trust Collateral Agent pursuant to the Indenture. Further, GM Financial has indicated in its computer files that the Receivables are owned by the Trust.

6.   Chattel Paper. The Receivables constitute “tangible chattel paper” or “electronic chattel paper” within the meaning of the UCC.

7.   One Original.  There is only one (1) original executed copy (or with respect to “electronic chattel paper”, one (1) authoritative copy) of each Contract. With respect to Contracts that are “electronic chattel paper”, each authoritative copy (a) is unique, identifiable and unalterable (other than with the participation of the Trust Collateral Agent in the case of an addition or amendment of an identified assignee and other than a revision that is readily identifiable as an authorized or unauthorized revision), (b) has been marked with a legend to the following effect: “Authoritative Copy” and (c) has been communicated to and is maintained by or on behalf of the Custodian.

8.   Not an Authoritative Copy.  With respect to Contracts that are “electronic chattel paper”, the Servicer has marked all copies of each such Contract other than an authoritative copy with a legend to the following effect: “This is not an authoritative copy.”

9.   Revisions. With respect to Contracts that are “electronic chattel paper”, the related Receivables have been established in a manner such that (a) all copies or revisions that add or change an identified assignee of the authoritative copy of each such Contract must be made with the participation of the Trust Collateral Agent and (b) all revisions of the authoritative copy of each such Contract are readily identifiable as an authorized or unauthorized revision.

10.   Pledge or Assignment. With respect to Contracts that are “electronic chattel paper”, the authoritative copy of each Contract communicated to the Custodian has no marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Trust Collateral Agent.

11.   Receivable Files Complete.  There exists a Receivable File pertaining to each Receivable. Related documentation concerning the Receivable, including any documentation regarding modifications of the Contract, will be maintained electronically by the Servicer in accordance with customary policies and procedures. With respect to any Receivables that are “tangible chattel paper”, the complete Receivable File for each Receivable currently is in the possession of the Custodian.

12.   Receivables in Force.  No Receivable has been satisfied, or, to the best of the Seller’s and the Servicer’s knowledge, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File or the Servicer’s electronic records.

13.   Good Title.  Immediately prior to the conveyance of the Receivables to the Trust pursuant to this Agreement, the Seller was the sole owner thereof and had good and indefeasible

SCH-B-1-2

title thereto, free of any Lien and, upon execution and delivery of this Agreement by the Seller, the Trust shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. The Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Receivables. No Dealer has a participation in, or other right to receive, proceeds of any Receivable.

14.   Security Interest in Financed Vehicle.  Each Receivable created or shall create a valid, binding and enforceable first priority security interest in favor of GM Financial in the Financed Vehicle. The Lien Certificate for each Financed Vehicle shows, or GM Financial has commenced procedures that will result in such Lien Certificate which will show, GM Financial named (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. Immediately after the sale, transfer and assignment by the Seller to the Trust, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). To the best of the Seller’s and the Servicer’s knowledge, as of the Cutoff Date, there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.

15.   Receivable Not Assumable. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor’s obligations to the owner thereof with respect to such Receivable.

16.   No Defenses.  No Receivable is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any Receivable, or the exercise of any right thereunder, will not render such Receivable unenforceable in whole or in part and no such right has been asserted or threatened with respect to any Receivable.

17.   No Default. There has been no default, breach, or, to the knowledge of the Seller and Servicer, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than thirty (30) days), and, to the best of the Seller’s and the Servicer’s knowledge, no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing.

18.   Insurance.  At the time of an origination of a Receivable by GM Financial or a Dealer, each Financed Vehicle is required to be covered by a comprehensive and collision insurance policy.

19.   Fixed Payments, Simple Interest. Each Receivable provides for fixed level monthly payments (provided that the first and last payments may be minimally different from the level

SCH-B-1-3

payment amount) that fully amortize the Amount Financed over the original term, and amortizes using the Simple Interest Method.

20.   Certain Characteristics of the Receivables.

(A) Each Receivable had a remaining maturity, as of the Cutoff Date, of not less than three (3) months and not more than eighty-four (84) months.

(B) Each Receivable had an original maturity, as of the Cutoff Date, of not less than three (3) months and not more than eighty-four (84) months.

(C) Each Receivable had a remaining Principal Balance, as of the Cutoff Date, of at least $250 and not more than $150,000.

(D) Each Receivable had an Annual Percentage Rate, as of the Cutoff Date, of not more than 20%.

(E) No Receivable was more than thirty (30) days past due as of the Cutoff Date.

(F) Each Receivable arose under a Contract that is governed by the laws of the United States or any State thereof.

(G) Each Obligor had a billing address in the United States or a United States territory as of the date of origination of the related Receivable.

(H) Each Receivable is denominated in, and each Contract provides for payment in, United States dollars.

(I) Each Receivable arose under a Contract that is assignable without the consent of, or notice to, the Obligor thereunder, and does not contain a confidentiality provision that purports to restrict the ability of the Servicer to exercise its rights under the Sale and Servicing Agreement, including, without limitation, its right to review the Contract. Each Receivable prohibits the sale or transfer of the Financed Vehicle without the consent of the Servicer.

(J) Each Receivable arose under a Contract with respect to which GM Financial has performed all obligations required to be performed by it thereunder.

(K) No automobile related to a Receivable was held in repossession inventory as of the Cutoff Date.

(L) The Servicer’s records do not indicate that any Obligor was in bankruptcy as of the Cutoff Date.

(M)  No Obligor is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

SCH-B-1-4

21.   Prepayment.  Each Receivable allows for prepayment and partial prepayments without penalty.

SCH-B-1-5

SCHEDULE B-2

REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE SERVICER

REGARDING THE POOL OF RECEIVABLES

1.   Adverse Selection.  No selection procedures adverse to the Noteholders were utilized in selecting the Receivables from those receivables owned by the Seller which met the selection criteria set forth in clauses (A) through (M) of paragraph 20 of Schedule B-1.

2.   All Filings Made.  All filings (including, without limitation, UCC filings (including, without limitation, the filing by the Seller of all appropriate financing statements in the proper filing office in the State of Nevada under applicable law in order to perfect the security interest in the Receivables granted to the Trust hereunder)) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trust and the Trust Collateral Agent a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the Other Conveyed Property have been made, taken or performed.

3.   Consumer Leases.  No Receivable in the pool constitutes a “consumer lease” under either (a) the UCC as in effect in the jurisdiction the law of which governs the Receivable or (b) the Consumer Leasing Act, 15 U.S.C. § 1667.

SCH-B-2-1

EXHIBIT A

SERVICER’S CERTIFICATE

GM Financial Consumer Automobile Receivables Trust 2025-2

Class A-1    % Asset Backed Notes

Class A-2A    % Asset Backed Notes

Class A-2B Floating Rate Asset Backed Notes

Class A-3    % Asset Backed Notes

Class A-4    % Asset Backed Notes

Class B    % Asset Backed Notes

Class C    % Asset Backed Notes

Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among GM Financial Consumer Automobile Receivables Trust 2025-2, as Issuer, AmeriCredit Financial Services, INC. D/B/A GM Financial, as Servicer, AFS SenSub Corp., as Seller, and The Bank of New York Mellon, as the Trust Collateral Agent, dated as of May 14, 2025. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

Monthly Period Beginning:
Monthly Period Ending:
Prev. Distribution/Close Date:
Distribution Date:
Days of Interest for Period:
Days in Collection Period:
Transaction Month:

Purchases	Units	Start Date	Closing Date	Original Pool Balance	Original Adjusted Pool Balance
Initial Purchase
Total

MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance			{1}

Monthly Principal Amounts

	{2}	Collections on Receivables outstanding at end of period	{2}
	{3}	Collections on Receivables paid off during period	{3}
	{4}	Receivables becoming Liquidated Receivables during period	{4}
	{5}	Receivables becoming Purchased Receivables during period	{5}
	{6}	Other Receivables adjustments	{6}
	{7}	Total Monthly Principal Amounts	{7}

{8}	End of period Aggregate Principal Balance		{8}

{9}	Pool Factor		{9}

MONTHLY AGGREGATE ADJUSTED PRINCIPAL BALANCE CALCULATION:

{10}	Beginning of period Aggregate Principal Balance		{10}
{11}	Beginning of period Yield Supplement Overcollateralization Amount		{11}
	{12}	Beginning of period Aggregate Adjusted Principal Balance	{12}

{13}	End of period Aggregate Principal Balance		{13}
{14}	End of period Yield Supplement Overcollateralization Amount		{14}
	{15}	End of period Aggregate Adjusted Principal Balance	{15}

{16}	Reduction in Aggregate Adjusted Principal Balance		{16}

MONTHLY PERIOD NOTE BALANCE CALCULATION:			Class A-1	Class A-2A	Class A-2B	Class A-3	Class A-4
{17}	Original Note Balance	{17}

{18}	Beginning of period Note Balance	{18}

{19}	Priority Principal Amount	{19}

{20}	Noteholder’s Principal Distributable Amount	{20}

{21}	End of period Note Balance	{21}

{22}	Note Pool Factors	{22}

			Class B	Class C			TOTAL
{23}	Beginning of period Note Balance	{23}

{24}	Priority Principal Amount	{24}

{25}	Noteholder’s Principal Distributable Amount	{25}

{26}	End of period Note Balance	{26}

{27}	Note Pool Factors	{27}

CALCULATION OF INTEREST DISTRIBUTABLE AMOUNT:

	Class	Beginning Note Balance	Interest Carryover	Interest Rate	Days	Days Basis	Calculated Interest
{28}	Class A - 1
{29}	Class A - 2A
{30}	Class A - 2B
{31}	Class A - 3
{32}	Class A - 4
{33}	Class B
{34}	Class C

RECONCILIATION OF COLLECTION ACCOUNT:

Available Funds:
{35}	Principal Collections on Receivables during period (net of Liquidation Proceeds and Fees)	{35}
{36}	Interest Collections on Receivables during period (net of Liquidation Proceeds and Fees)	{36}
{37}	Liquidation Proceeds collected during period (net of Fees)	{37}
{38}	Purchase Amounts or amounts from Servicer deposited in Collection Account	{38}
{39}	Investment Earnings - Collection Account	{39}
{40}	Accel. of Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.3 of the Indenture.	{40}
{41}	From Reserve Acct - Investment Earnings, Reserve Acct Withdrawal, Excess Specified Reserve over Note Bal	{41}
{42}	Collection of Supplemental Servicing - Extension Fees	{42}
{43}	Collection of Supplemental Servicing - Repo and Recovery Fees Netted from Gross Liquidation Proceeds	{43}
{44}	Collection of Supplemental Servicing - Late Fees, Prepayment Penalty Fees & Force Placed Insurance	{44}
{45}	Total Available Funds	{45}

Distributions:
{46}	Base Servicing Fee	{46}
{47}	Repo and Recovery Fees - reimbursed to Servicer	{47}
{48}	Bank Service Charges - reimbursed to Servicer	{48}
{49}	Late Fees, Prepayment Penalty Fees & Force Placed Insurance - to Servicer	{49}
{50}	Trustee and Trust Collateral Agent Fees pro rata	{50}
{51}	Asset Representations Reviewer Fee pro rata	{51}
{52}	Owner Trustee Fee pro rata	{52}
{53}	Class A-1 Noteholders’ Interest Distributable Amount pari passu	{53}
{54}	Class A-2A Noteholders’ Interest Distributable Amount pari passu	{54}
{55}	Class A-2B Noteholders’ Interest Distributable Amount pari passu	{55}
{56}	Class A-3 Noteholders’ Interest Distributable Amount pari passu	{56}
{57}	Class A-4 Noteholders’ Interest Distributable Amount pari passu	{57}
{58}	First Priority Principal Distribution Amount	{58}
{59}	Class B Noteholders’ Interest Distributable Amount	{59}
{60}	Second Priority Principal Distribution Amount	{60}
{61}	Class C Noteholders’ Interest Distributable Amount	{61}
{62}	Third Priority Principal Distribution Amount	{62}
{63}	To the Reserve Account, the Reserve Account Deposit Amount	{63}
{64}	To the Noteholders, Noteholder’s Principal Distributable Amount (as calculated below)	{64}
{65}	Add’l fees (Trustee, Owner Trustee, Trust Collateral Agent, Asset Representations Reviewer pro rata)	{65}
{66}	To the Certificateholders, the aggregate amount remaining	{66}
{67}	Total Distributions	{67}

CALCULATION OF PRIORITY PRINCIPAL DISTRIBUTION:

	Class	(X) Cumulative Note Balance	(Y) Adjusted Pool Balance	Excess of (X) - (Y)	Priority Principal Distribution
{68}	First Priority
{69}	Second Priority
{70}	Third Priority

CALCULATION OF NOTEHOLDERS’ PRINCIPAL DISTRIBUTABLE AMOUNT:

{71}	Excess Total Available Funds			{71}

{72}	Beginning Note Balance	{72}
{73}	Principal payments	{73}
{74}	Pro Forma Note Balance		{74}

{75}	Adjusted Pool Balance	{75}
{76}	% of Original Adjusted Pool Balance ($ )	{76}
{77}	Required Pro Forma Note Balance {75} minus {76}		{77}

{78}	Excess of Pro Forma Note Balance over Required Pro Forma Balance {74} minus {77}			{78}

{79}	Noteholder’s Principal Distributable Amount (Lesser of {71} and {78})				{79}

RECONCILIATION OF RESERVE ACCOUNT:		Current
{80}	Specified Reserve Balance

{81}	Beginning of period Reserve Account balance	{81}

{82}	The Reserve Account Deposit, from Collection Account	{82}
{83}	Investment Earnings	{83}
{84}	Investment Earnings - transferred to Collection Account Available Funds	{84}
{85}	Reserve Account Withdrawal Amount	{85}

{86}	End of period Reserve Account balance	{86}

CALCULATION OF TOTAL OVERCOLLATERALIZATION:

{87}	Aggregate Principal Balance	{87}
{88}	End of Period Note Balance	{88}
{89}	Overcollateralization	{89}
{90}	Overcollateralization%	{90}

CALCULATION OF TOTAL OVERCOLLATERALIZATION (ADJUSTED PRINCIPAL BALANCE):

{91}	Aggregate Adjusted Principal Balance	{91}
{92}	End of Period Note Balance	{92}
{93}	Overcollateralization	{93}
{94}	Overcollateralization %	{94}

MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

			Cumulative	Monthly
{95}	Original Number of Receivables	{95}
{96}	Beginning of period number of Receivables	{96}
{97}	Number of Receivables becoming Liquidated Receivables during period	{97}
{98}	Number of Receivables becoming Purchased Receivables during period	{98}
{99}	Number of Receivables paid off during period	{99}
{100}	End of period number of Receivables	{100}

STATISTICAL DATA: (CURRENT AND HISTORICAL):

			Original	Prev. Month	Current
{101}	Weighted Average APR of the Receivables	{101}
{102}	Weighted Average Remaining Term of the Receivables	{102}
{103}	Weighted Average Original Term of Receivables	{103}
{104}	Average Receivable Balance	{104}
{105}	Net Losses in Period	{105}
{106}	Aggregate Realized Losses	{106}
{107}	Aggregate Realized Loss Percentage	{107}
{108}	ABS Prepay Speed	{108}

DELINQUENCY:

	Receivables with Scheduled Payment delinquent		Units	Dollars	Percentage
{109}	31-60 days	{109}
{110}	61-90 days	{110}
{111}	91-120 days	{111}
{112}	Total	{112}

ASSET REPRESENTATIONS REVIEW DELINQUENCY TRIGGER:

			Dollars	Percentage
{113}	Receivables with Scheduled Payment delinquent 61 days or more	{113}

{114}	Compliance (Trigger Violation is a Delinquency Rate Greater Than % )	{114}

EXTENSIONS:

{115}	Principal Balance of Receivables extended during current period	{115}
{116}	Beginning of Period Aggregate Principal Balance	{116}
{117}	Extension Rate {115} divided by {116}	{117}

CREDIT RISK RETENTION (1)

			Dollars	Percentage
{118}	Fair Value of Residual Interest	{118}
{119}	Total Fair Value of Notes and Residual Interest	{119}

{120}	Compliance (Fair Value must be at least 5% of the aggregate value of the Notes and Residual Interest)		{120}

(1) Recalculated as of the closing date. Changes in the fair value methodology or inputs and assumptions as described in the prospectus include final interest rates and final tranche sizes as of the closing date and listed above. The Depositor was not required to retain an eligible vertical interest in all notes to meet the Sponsor’s Regulation RR requirements.

By:
Name:
Title:
Date: